As Filed with the Securities and Exchange Commission on May 1, 2014

REGISTRATION NO. 333-74844
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 37

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 132

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Name of Depositor)

96 Worcester Street
Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (781) 237-6030

Michael S. Bloom, Vice President and General Counsel
Sun Life Assurance Company of Canada (U.S.)
96 Worcester Street, DL 1235
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on May 1, 2014 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

MAY 1, 2014
SUN LIFE FINANCIAL MASTERS® FLEX PROSPECTUS

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates described in this Prospectus are no longer available for sale. You may choose among a number of variable investment options and, when available, fixed interest options. Currently no fixed interest options are available other than those included in our dollar-cost averaging program. (See “Other Programs.”) The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds	Emerging Markets Equity Funds
Columbia Variable Portfolio - Marsico 21st Century Fund, Class 2	Lazard Retirement Emerging Markets Equity Portfolio, Service Class
Columbia Variable Portfolio - Marsico Growth Fund, Class 2	MFS® Emerging Markets Equity Portfolio, Service Class
Fidelity® Contrafund® Portfolio, Service Class 2	Specialty Sector Equity Fund
(of Variable Insurance Products Fund II)	MFS® Utilities Portfolio, Service Class
Franklin Mutual Shares VIP Fund, Class 2	Specialty Sector Commodity Funds
Huntington VA Dividend Capture Fund	Huntington VA Real Strategies Fund
Huntington VA Growth Fund	PIMCO CommodityRealReturn® Strategy Portfolio,
Huntington VA Income Equity Fund	Administrative Class
Invesco V.I. Comstock Fund, Series II	Real Estate Equity Fund
JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	MFS® Global Real Estate Portfolio, Service Class
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC	Asset Allocation Funds
MFS® Core Equity Portfolio, Service Class	AllianceBernstein Balanced Wealth Strategy Portfolio, Class B
MFS® Growth Series, Service Class	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B
MFS® Research Series, Service Class	BlackRock Global Allocation V.I. Fund, Class III
MFS® Value Portfolio, Service Class	Fidelity® Balanced Portfolio, Service Class 2
MFS® Value Series, Service Class	(of Variable Insurance Products Fund III)
Oppenheimer Capital Appreciation Fund/VA, Service Shares	Franklin Income VIP Fund, Class 2
Putnam VT Equity Income Fund, Class IB	Huntington VA Balanced Fund
Universal Institutional Funds, Inc. - Growth Portfolio, Class II	Invesco V.I. Equity and Income Fund, Series II
Mid-Cap Equity Funds	MFS® Conservative Allocation Portfolio, Service Class
Fidelity® Mid Cap Portfolio, Service Class 2	MFS® Global Tactical Allocation Portfolio, Service Class
(of Variable Insurance Products Fund III)	MFS® Growth Allocation Portfolio, Service Class
Huntington VA Mid Corp America Fund	MFS® Moderate Allocation Portfolio, Service Class
Invesco V.I. American Value Fund, Series II	MFS® Total Return Series, Service Class
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC	PIMCO All Asset Portfolio, Administrative Class
MFS® Mid Cap Growth Series, Service Class	PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class
MFS® Mid Cap Value Portfolio, Service Class	Putnam VT Absolute Return 500 Fund, Class IB
Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II	Target Date Funds
Small - Mid-Cap Equity Fund	Fidelity® Freedom 2015 Portfolio, Service Class 2
AllianceBernstein Small/Mid Cap Value Portfolio, Class B	(of Variable Insurance Products Fund IV)
Small-Cap Equity Funds	Fidelity® Freedom 2020 Portfolio, Service Class 2
Franklin Small Cap Value VIP Fund, Class 2	(of Variable Insurance Products Fund IV)
Huntington VA Situs Fund	Money Market Fund
MFS® Blended Research Small Cap Equity Portfolio, Service Class	MFS® Money Market Portfolio, Service Class
MFS® New Discovery Series, Service Class	Global Bond Fund
MFS® New Discovery Value Portfolio, Service Class	Templeton Global Bond VIP Fund, Class 4
International/Global Equity Funds	Short-Term Bond Fund
AllianceBernstein International Growth Portfolio, Class B	MFS® Limited Maturity Portfolio, Service Class
Columbia Variable Portfolio - Marsico International Opportunities	Intermediate-Term Bond Funds
Fund, Class 2	Huntington VA Mortgage Securities Fund
Huntington VA International Equity Fund	JPMorgan Insurance Trust Core Bond Portfolio, Class 2
Huntington VA Rotating Markets Fund	MFS® Bond Portfolio, Service Class
Invesco V.I. International Growth Fund, Series II	MFS® Government Securities Portfolio, Service Class
MFS® International Growth Portfolio, Service Class	MFS® Research Bond Series, Service Class
MFS® International Value Portfolio, Service Class	Wells Fargo Variable Trust - VT Total Return Bond Fund, Class 2
MFS® Research International Portfolio, Service Class	Inflation Adjusted Bond Fund
Oppenheimer Global Fund/VA, Service Shares	MFS® Inflation-Adjusted Bond Portfolio, Service Class
PIMCO EqS Pathfinder Portfolio, Advisor Class	Multi-Sector Bond Fund
Templeton Growth VIP Fund, Class 2	Franklin Strategic Income VIP Fund, Class 2
International/Global Small/Mid-Cap Equity Fund	High Yield Bond Fund
First Eagle Overseas Variable Fund	MFS® High Yield Portfolio, Service Class
Emerging Markets Bond Fund
PIMCO Emerging Markets Bond Portfolio, Administrative Class

Not all Funds may be available as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

We have filed a Statement of Additional Information dated May 1, 2014 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 59 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below or by telephoning (800) 752-7216. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at the following address: SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

TABLE OF CONTENTS

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
Electronic Account Information [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS [INSERT PAGE NUMBER]
Selection of Funds [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
Guarantee Periods [INSERT PAGE NUMBER]
Guaranteed Interest Rates [INSERT PAGE NUMBER]
Early Withdrawals [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT                                                                                                                                                     [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Benefits [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: SUN INCOME RISER®[INSERT PAGE NUMBER]
Determining Your Withdrawal Benefit Base [INSERT PAGE NUMBER]
Determining Your Annual Withdrawal Amount [INSERT PAGE NUMBER]
How SIR Works [INSERT PAGE NUMBER]
Withdrawals Under SIR [INSERT PAGE NUMBER]
Cost of SIR [INSERT PAGE NUMBER]
Step-Up Under SIR [INSERT PAGE NUMBER]
Joint-Life Coverage [INSERT PAGE NUMBER]
Cancellation of SIR [INSERT PAGE NUMBER]
Death of Participant Under SIR with Single-Life Coverage [INSERT PAGE NUMBER]
Death of Participant Under SIR with Joint-Life Coverage [INSERT PAGE NUMBER]
Annuitization Under SIR [INSERT PAGE NUMBER]
Tax Issues Under SIR [INSERT PAGE NUMBER]
DESIGNATED FUNDS [INSERT PAGE NUMBER]
BUILD YOUR OWN PORTFOLIO [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of Annuitant(s) [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Transfer of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX PROVISIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Provisions [INSERT PAGE NUMBER]
Puerto Rico Tax Provisions [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES [INSERT PAGE NUMBER]
APPENDIX D - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS [INSERT PAGE NUMBER]
APPENDIX E - SECURED RETURNS FOR LIFE [INSERT PAGE NUMBER]
APPENDIX F - SECURED RETURNS [INSERT PAGE NUMBER]
APPENDIX G - SECURED RETURNS 2 [INSERT PAGE NUMBER]
APPENDIX H - SECURED RETURNS FOR LIFE PLUSSM[INSERT PAGE NUMBER]
APPENDIX I - RETIREMENT INCOME ESCALATORSM[INSERT PAGE NUMBER]
APPENDIX J - Income ON Demand®[INSERT PAGE NUMBER]
APPENDIX K - Income ON Demand® II [INSERT PAGE NUMBER]
APPENDIX L - Income ON Demand® II Plus [INSERT PAGE NUMBER]
APPENDIX M - RETIREMENT INCOME ESCALATORSM II [INSERT PAGE NUMBER]
APPENDIX N - Income ON Demand® II Escalator [INSERT PAGE NUMBER]
APPENDIX O - RETIREMENT ASSET PROTECTORSM[INSERT PAGE NUMBER]
APPENDIX P - Income ON Demand® III Escalator [INSERT PAGE NUMBER]
APPENDIX Q - BUILD YOUR OWN PORTFOLIO [INSERT PAGE NUMBER]
APPENDIX R - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial Masters® Flex Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit, at an additional cost, if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million. These general requirements for Purchase Payments apply even if you elect an optional living benefit. In addition, there are other restrictions on the frequency of Purchase Payments that apply depending upon which optional living benefit you selected. Any Purchase Payments received under an optional living benefit with such restrictions will be deemed “not in good order” and returned to you.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds and, if available, the Fixed Account Options.  Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted. On May 4, 2009, we stopped accepting any investments (Purchase Payments, transfers, renewals) into any Guarantee Periods, other than in connection with our dollar-cost averaging program.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year, or if your Account Value is $100,000 or more on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.30% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007 and you were age 76 years or older on the Open Date, we deduct this charge at an annual rate of 1.50% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.20% of the average daily value of the Contract invested in the Variable Account.

We may assess a withdrawal charge on certain amounts that you withdraw during the first four Account Years after your Issue Date. .The withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% in the first Account Year and declines to 0% after  four complete Account Years.

Currently, you can transfer your Account Value among the underlying Funds free  of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect the optional living benefit, we will assess a periodic charge. The annual amount of the charge in no case exceeds 1.30% of the highest benefit base during the Account Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in the optional living benefit available under your Contract. Sun Income Riser offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

Sun Income Riser is available only if you are age 85 or younger on the Open Date. If you purchase Sun Income Riser, your investment choices are limited to the Designated Funds. In addition, a change of ownership may also terminate Sun Income Riser. Under Sun Income Riser, you may make Purchase Payments only during your first Account Year. Any Purchase Payments received after your first Account Anniversary will be deemed “not in good order” and returned to you. Sun Income Riser allows you to “step-up” your guaranteed amount on an annual basis, if eligible. Sun Income Riser may not be available in all states.

In addition to the currently available optional living benefit listed above, twelve other optional living benefits were previously available. Although these optional living benefits are no longer being issued, they are still in force under many Contracts that are already outstanding. Each of these optional living benefits is discussed in a separate Appendix at the end of this prospectus:

Appendix E - Secured Returns for Life	Appendix K - Income ON Demand II
Appendix F - Secured Returns	Appendix L - Income ON Demand II Plus
Appendix G - Secured Returns 2	Appendix M - Retirement Income Escalator II
Appendix H - Secured Returns for Life Plus	Appendix N - Income ON Demand II Escalator
Appendix I - Retirement Income Escalator	Appendix O - Retirement Asset Protector
Appendix J - Income ON Demand	Appendix P - Income ON Demand III Escalator

Purchase Payments allocated to investment options other than the Designated Funds will only terminate the optional living benefit. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and your living benefit to terminate without value.

You may terminate an optional living benefit at any time. In addition, your optional living benefit will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with the optional living benefit will cease. Once terminated, a living benefit may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.65% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, the optional death benefit. If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals, Withdrawal Charges and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. During the first four Account Years, this “free withdrawal amount” is equal to 10% of the amount of all Purchase Payments made minus all withdrawals that were subject to withdrawal charges taken during the current Account Year. All other Purchase Payments withdrawn will be subject to a withdrawal charge. For details on how to calculate withdrawal charges, please see “Withdrawal Charge” and “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.” After the end of the fourth Account Year, any amount you withdraw is free of withdrawal charges. In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may also be subject to a Market Value Adjustment. (See “Market Value Adjustment.”)  You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment.) In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. We will only deduct a withdrawal charge or a Market Value Adjustment when the returned amount is based on Surrender Value.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Sun Life Assurance Company of Canada (U.S.)
P. O. Box 9133
Wellesley Hills, Massachusetts 02481
Toll Free (800) 752-7216
www.delawarelife.com/contact-us/

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%2

Number of Account Years Since Issue Date	0-1	1-2	2-3	3-4	4 or more

Withdrawal Charge	8%	8%	7%	6%	0%

Maximum Fee Per Transfer (currently $0):	$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%3

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 504

Variable Account Annual Expenses
(as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.30%6
Administrative Expense Charge:	0.15%
Distribution Fee:	0.20%

Total Variable Account Annual Expenses (without optional benefits):	1.65%

Charges for Optional Death Benefits

Death Benefit Currently Available7	Fee as a % of Variable Account Value
Maximum Anniversary Account Value (“MAV”)	0.40%

Death Benefits Previously Available8	Fee as a % of Variable Account Value
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%

Maximum Annual Charge for an Optional Death Benefit (as a percentage of Variable Account Value):	0.40%

Charges for Optional Living Benefits

Living Benefits Currently Available9	Maximum Annual Fee
Sun Income Riser Living Benefit (as a percentage of the highest Withdrawal Benefit Base11 during the Account Year):	1.30%10

Living Benefits Previously Available13	Maximum Annual Fee
Secured Returns Living Benefit (as a percentage of average daily net assets):	0.40%
Secured Returns for Life Plus, Secured Returns for Life or Secured Returns 2 Living Benefits (as a percentage of the highest Account Value during the Account Year):	0.50%14
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base11 during the Account Year):	0.95%14
Income ON Demand Living Benefit (as a percentage of the highest Income Benefit Base15 during the Account Year):	0.85%14
Income ON Demand II Living Benefit (as a percentage of the highest Fee Base12 during the Account Year):	0.85%14
Income ON Demand II Plus Living Benefit (as a percentage of the highest Fee Base12 during the Account Year):	1.15%14
Retirement Income Escalator II Living Benefit (as a percentage of the highest Withdrawal Benefit Base11 during the Account Year):	1.15%14
Income ON Demand II Escalator Living Benefit (as a percentage of the highest Fee Base12 during the Account Year):	1.15%14
Retirement Asset Protector Living Benefit (as a percentage of the highest Retirement Asset Protector Benefit Base16 during the Account Year):	0.75%14
Income ON Demand III Escalator Living Benefit (as a percentage of the highest Fee Base12 during the Account Year):	1.30%14

Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable fee base during the Account Year):	1.30%

Total Variable Account Annual Expenses (1.65%) plus Maximum Charges for an Optional Death Benefit (0.40%) and an Optional Living Benefit (1.30%):	3.35%17

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2013.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.70%	1.82%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2013, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

1
The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “Contract Charges.”) During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or any optional death benefit. The 1.65% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

2
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after four complete Account Years, all withdrawals taken are free of any withdrawal charges. (See “Withdrawal Charge.”)

3
The premium tax rate and base vary by your state of residence and the type of Contract you own. We may deduct premium taxes from Account Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

4
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

5
All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

6
For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.50% if you were age 76 or older on the Contract’s Open Date. In that case, the rate for “Total Variable Account Annual Expenses (without optional benefits)” would be 1.85%.

7
The MAV optional death benefit is described under “DEATH BENEFIT.” It is currently available only if you are younger than age 75 on the Open Date. For Contracts purchased prior to August 17, 2009, the MAV death benefit was available to Owners younger than age 80 on the Open Date, at a cost of 0.20% of average daily net assets of the Variable Account Value.

8	The previously available death benefits are described in “APPENDIX C - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES.”

9
As discussed under  “OPTIONAL LIVING BENEFIT: SUN INCOME RISER,” if you elect to increase or renew certain benefits under Sun Income Riser, we have the right to increase the rate of the charge to what we are then charging on newly issued optional living benefits of the same type or to a rate based on then-current market conditions.

10
The charge shown is assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See “Cost of SIR.”)

11
The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “OPTIONAL LIVING BENEFIT: SUN INCOME RISER,” “APPENDIX I - RETIREMENT INCOME ESCALATOR,” and “APPENDIX M - RETIREMENT INCOME ESCALATOR II.”)

12
The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See  “APPENDIX K - Income ON Demand II,” “APPENDIX L - Income ON Demand II Plus,” “APPENDIX N – Income ON Demand II Escalator” and “APPENDIX P – Income ON Demand II Escalator.”)

13
The previously available optional living benefits are described in Appendices E through P. If you elect to increase certain benefits under any of the living benefits other than Secured Returns, we have the right to increase the rate of the charge based on then-current market conditions. (See the “Step-Up” section in Appendices E, G through P.) Under these outstanding Contracts, you were permitted to select only one optional living benefit.

14
The charges shown are assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See Appendices E, G through P.) For Contracts purchased prior to February 17, 2009, the Maximum Annual Fees for Retirement Income Escalator II, Income ON Demand II Escalator, and Retirement Asset Protector were initially set at 1.00%, 1.00%, and 0.35%, respectively. Those fees will not change on those earlier Contracts, unless the Owner consents in writing to the higher fees as described under “Step-Up” section in Appendices M through O.

15	The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX J – Income ON Demand.”)

16	The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX O - RETIREMENT ASSET PROTECTOR.”)

17
This amount assumes that MAV (0.40%) was selected and that the Sun Income Riser Living Benefit with joint-life coverage (1.30%) was also selected (in addition to the 1.30% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.20% Distribution Fee). It also assumes that the living benefit’s initial fee base is equal to the initial Purchase Payment. If the fee base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and the optional living benefit with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,244	$2,225	$2,707	$5,571

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$526	$1,602	$2,707	$5,571

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$526	$1,602	$2,707	$5,571

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as “APPENDIX R - CONDENSED FINANCIAL INFORMATION.”

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides certain features that may benefit you in retirement planning.

•
It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•
It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our mailing address as set forth at the beginning of this Prospectus. For all telephone communications, you must call (800) 752-7216. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our broker website. To use the broker website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in good order, at our mailing address or at (800) 752-7216. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to our mailing address, as set forth at the beginning of this Prospectus.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website at https://customerlink.sunlife-usa.com which can be reached directly or via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our mailing address or by telephone at (800) 752-7216.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of the State of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The address for our Executive Office is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

Our parent is Delaware Life Holdings, LLC (“Delaware Life”), a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life is ultimately controlled by Todd L. Boehly and Mark R. Walter.

Delaware Life acquired the Company from Sun Life Financial, Inc. in August of 2013. The Company is no longer affiliated with Sun Life Financial, Inc., and the Sun Life names and marks are used under license. In accordance with the Company’s change of ownership, we expect the Company to change its name from “Sun Life Assurance Company of Canada (U.S.)” to “Delaware Life Insurance Company” during 2014.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Not all investment options are available under all Contracts. Please refer to “APPENDIX C - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS” for more information. Currently, you may select from the following investment options:

Large-Cap Equity Funds	Emerging Markets Equity Funds
Columbia Variable Portfolio - Marsico 21st Century Fund, Class 2	Lazard Retirement Emerging Markets Equity Portfolio, Service Class1
Columbia Variable Portfolio - Marsico Growth Fund, Class 2	MFS® Emerging Markets Equity Portfolio, Service Class
Fidelity® Contrafund® Portfolio, Service Class 2	Specialty Sector Equity Fund
(of Variable Insurance Products Fund II)1,5	MFS® Utilities Portfolio, Service Class
Franklin Mutual Shares VIP Fund, Class 28	Specialty Sector Commodity Funds
Huntington VA Dividend Capture Fund3	Huntington VA Real Strategies Fund3,14
Huntington VA Growth Fund3,14	PIMCO CommodityRealReturn® Strategy Portfolio,
Huntington VA Income Equity Fund3,15	Administrative Class
Invesco V.I. Comstock Fund, Series II	Real Estate Equity Fund
JPMorgan Insurance Trust U.S. Equity Portfolio, Class 21	MFS® Global Real Estate Portfolio, Service Class
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC	Asset Allocation Funds
MFS® Core Equity Portfolio, Service Class	AllianceBernstein Balanced Wealth Strategy Portfolio, Class B1
MFS® Growth Series, Service Class	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B1
MFS® Research Series, Service Class	BlackRock Global Allocation V.I. Fund, Class III1
MFS® Value Portfolio, Service Class	Fidelity® Balanced Portfolio, Service Class 2
MFS® Value Series, Service Class1	(of Variable Insurance Products Fund III)5
Oppenheimer Capital Appreciation Fund/VA - Service Shares	Franklin Income VIP Fund, Class 29
Putnam VT Equity Income Fund, Class IB1	Huntington VA Balanced Fund2,3,14
Universal Institutional Funds, Inc. - Growth Portfolio, Class II1,6	Invesco V.I. Equity and Income Fund, Series II1
Mid-Cap Equity Funds	MFS® Conservative Allocation Portfolio, Service Class1,2
Fidelity® Mid Cap Portfolio, Service Class 2	MFS® Global Tactical Allocation Portfolio, Service Class
(of Variable Insurance Products Fund III)5	MFS® Growth Allocation Portfolio, Service Class1,2
Huntington VA Mid Corp America Fund3,16	MFS® Moderate Allocation Portfolio, Service Class1,2
Invesco V.I. American Value Fund, Series II1	MFS® Total Return Series, Service Class
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC	PIMCO All Asset Portfolio, Administrative Class2
MFS® Mid Cap Growth Series, Service Class1	PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor
MFS® Mid Cap Value Portfolio, Service Class1	Class1,2,17
Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II1,6	Putnam VT Absolute Return 500 Fund, Class IB1
Small -Mid-Cap Equity Fund	Target Date Funds
AllianceBernstein Small/Mid Cap Value Portfolio, Class B1	Fidelity® Freedom 2015 Portfolio, Service Class 2
Small-Cap Equity Funds	(of Variable Insurance Products Fund IV)2,5
Franklin Small Cap Value VIP Fund, Class 210	Fidelity® Freedom 2020 Portfolio, Service Class 2
Huntington VA Situs Fund3	(of Variable Insurance Products Fund IV)2,5
MFS® Blended Research Small Cap Equity Portfolio, Service Class	Money Market Fund
MFS® New Discovery Series, Service Class1	MFS® Money Market Portfolio, Service Class18
MFS® New Discovery Value Portfolio, Service Class1	Global Bond Fund
International/Global Equity Funds	Templeton Global Bond VIP Fund, Class 41,11
AllianceBernstein International Growth Portfolio, Class B1	Short-Term Bond Fund
Columbia Variable Portfolio - Marsico International Opportunities	MFS® Limited Maturity Portfolio, Service Class1
Fund, Class 2	Intermediate-Term Bond Funds
Huntington VA International Equity Fund3	Huntington VA Mortgage Securities Fund3,14
Huntington VA Rotating Markets Fund3,14	JPMorgan Insurance Trust Core Bond Portfolio, Class 21
Invesco V.I. International Growth Fund, Series II1	MFS® Bond Portfolio, Service Class
MFS® International Growth Portfolio, Service Class	MFS® Government Securities Portfolio, Service Class
MFS® International Value Portfolio, Service Class	MFS® Research Bond Series, Service Class1
MFS® Research International Portfolio, Service Class	Wells Fargo Variable Trust - VT Total Return Bond Fund, Class 21,7
Oppenheimer Global Fund/VA, Service Shares	Inflation Adjusted Bond Fund
PIMCO EqS Pathfinder Portfolio, Advisor Class1	MFS® Inflation-Adjusted Bond Portfolio, Service Class1
Templeton Growth VIP Fund, Class 212	Multi-Sector Bond Fund
International/Global Small/Mid-Cap Equity Fund	Franklin Strategic Income VIP Fund, Class 213
First Eagle Overseas Variable Fund4	High Yield Bond Fund
MFS® High Yield Portfolio, Service Class1
Emerging Markets Bond Fund
PIMCO Emerging Markets Bond Portfolio, Administrative Class

1	Not available if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
2
This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, you will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

3	Only available if you purchased your Contract through a Huntington Bank representative. These Funds do not have different share classes.
4	First Eagle Overseas Variable Fund does not have different share classes.
5
In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Balanced Portfolio, Fidelity® VIP Freedom 2015 Portfolio, and Fidelity® VIP Freedom 2020 Portfolio.

6	In marketing materials and other documents, the Universal Institutional Funds may be referred to as Morgan Stanley UIF Mid Cap Growth Portfolio and Morgan Stanley UIF Growth Portfolio.
7	In marketing materials and other documents, the Wells Fargo Variable Trust - VT Total Return Bond Fund may be referred to as Wells Fargo Advantage VT Total Return Bond Fund.
8	Formerly Mutual Shares Securities Fund.
9	Formerly Franklin Income Securities Fund.
10	Formerly Franklin Small Cap Value Securities Fund.
11	Formerly Templeton Global Bond Securities Fund.
12	Formerly Templeton Growth Securities Fund.
13	Formerly Franklin Strategic Income Securities Fund.
14	This Fund will be closed to all new and subsequent investment as of the close of business on May 15, 2014. The Fund will be liquidated on or about May 16, 2014.
15	This Fund is scheduled to be reorganized into the Huntington VA Dividend Capture Fund on or about June 20, 2014.
16	This Fund is scheduled to be reorganized into the Huntington VA Situs Fund on or about June 20, 2014.
17	Formerly known as PIMCO Global Multi-Asset Portfolio.
18
There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

AllianceBernstein L.P. advises the AllianceBernstein Portfolios. BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. Fund (sub-advised by BlackRock Investment Management, LLC and BlackRock International Limited). Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolios (sub-advised by Marsico Capital Management, LLC). Fidelity® Management & Research Company advises the Fidelity® VIP Portfolios; Fidelity® VIP Contrafund® Portfolio and Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc. and other affiliates of Fidelity® Management & Research Company); and Fidelity® VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc., and other affiliates of Fidelity® Management & Research Company). First Eagle Investment Management, LLC advises First Eagle Overseas Variable Fund. Franklin Advisers, Inc. advises Franklin Income VIP Fund, Franklin Strategic Income VIP Fund, and Templeton Global Bond VIP Fund. Franklin Advisory Services, LLC advises Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC advises Franklin Mutual Shares VIP Fund. Huntington Asset Advisors, Inc., advises the Huntington VA Funds. Invesco Advisers, Inc. advises the Invesco Funds. J.P. Morgan Investment Management Inc. advises the JPMorgan Portfolios. Lazard Asset Management LLC advises Lazard Retirement Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company advises the MFS® Portfolios and the MFS® Series. Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Funds. Pacific Investment Management Company LLC advises the PIMCO Portfolios; PIMCO All Asset Portfolio (sub-advised by Research Affiliates, LLC). Putnam Investment Management, LLC advises the Putnam Funds. Strategic Advisers, Inc. advises the Fidelity® VIP Freedom Portfolios. Templeton Global Advisors Limited advises Templeton Growth VIP Fund. Wells Fargo Funds Management, LLC advises the Wells Fargo Variable Trust Fund (sub-advised by Wells Capital Management Incorporated).

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be obtained without charge by calling us at (800) 752-7216 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other Funds. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliates(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Contracts may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the Fund) deducted from certain Fund assets attributable to the Contract for providing distribution and shareholder support services to some investment options.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account. These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Periods from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, Guarantee Periods already in existence will be unaffected, although any renewals thereof will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

Effective May 4, 2009, we stopped accepting any additional amounts for allocation to certain Guarantee Periods, regardless of when the Contract was issued. Under this change, all Guarantee Periods were closed to new amounts from:

•	initial or subsequent Purchase Payments you may make, except for Purchase Payments that you allocate to our dollar-cost averaging program;

•	transfers of Account Value into a Guarantee Period from any other Guarantee Period or Sub-Account;

•	renewals at the end of an existing Guarantee Period; and

•	any other source.

Any of your Account Value held in a Guarantee Period on May 4, 2009 was not immediately affected by our closing the Guarantee Periods to new amounts. However, at the end of such Guarantee Period, we automatically transfer all of your Account Value remaining therein to the Money Market Sub-Account, if you have not by that time requested that we transfer all of such amounts to any other Sub-Account(s).

Because we are not currently offering new Guarantee Periods in connection with our Secured Future Program, that program is no longer available to those who are not already participating in it. (See “Secured Future Program” under “Other Programs.”)

Guaranteed Interest Rates

We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (800) 752-7216.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application. at our mailing address shown on the first page of this Prospectus. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in good order.” An Application is in good order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and the optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in good order. If your Application is not in good order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in good order. Once the Application is in good order , we will then apply the Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the timing of additional Purchase Payments depending upon which optional living benefit you selected. (See “OPTIONAL LIVING BENEFIT - SUN INCOME RISER” and Appendices E - P.)

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available. However, we reserve the right to limit any allocation to a Guarantee Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for certain optional benefits.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates. Guarantee Periods may not always be available for allocation. (See “FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (800) 752-7216.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your Maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. Renewals are only available if we are currently offering Fixed Account options on the Renewal Date. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

•	written notice from you electing a different Guarantee Period from among those we then offer, or

•	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. (See “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under “Transfer Privilege.”

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

•	at least 30 days must elapse between transfers to and from Guarantee Periods;

•	at least 6 days must elapse between transfers to and from the Sub-Accounts;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described under “WITHDRAWALS, WITHDRAWAL CHARGES AND MARKET VALUE ADJUSTMENT.” We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone. Registered representatives of broker-dealer firms that have entered into selling agreements with us may, on behalf of their clients, submit transfer requests electronically over the Internet on our broker website. To use this electronic transfer service, a registered representative must agree to our online terms of use. You can contact us by telephone at (800) 752-7216 to identify broker-dealers with registered representatives that use this service.

If a written, telephone, or electronic transfer request is received in good order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer made by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If an electronic or a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, the transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or Guarantee Periods as described more particularly elsewhere in this Prospectus (and in the Appendices hereto).

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 752-7216 before the end of the Business Day during which the transfer request was submitted. We may also permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Contract Owner Transaction Expenses” under “FEES AND EXPENSES” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in good order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situaions, we may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”

If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. This credit will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts. It also immediately increases your Account Value and, as a result, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.

•	If you are participating in an optional living benefit, the increase in your Account Value may cause a step-up of your Withdrawal Benefit Base.

This credit is paid out of our general account and is the result of cost savings that we expect on Contracts over $1 million.

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below. You may terminate your participation in any of these programs at any time.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected an optional living benefit, your ability to make Purchase Payments into the DCA program may be limited. Please see “OPTIONAL LIVING BENEFIT - SUN INCOME RISER” and Appendices E - P.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) At regular time intervals, we will automatically transfer the same amount to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Amounts invested in a Sub-Account may not be transferred to a Guarantee Period made available in connection with this program. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise.

No Market Value Adjustment will apply to amounts automatically transferred from the Fixed Account under the DCA program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new DCA program and may be subject to the $1,000 minimum investment limit.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, athe DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the DCA program.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (800) 752-7216. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Contract Owners who elect an asset allocation model on or after that date. Contract Owners who have elected an existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Contract Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. (See “OPTIONAL LIVING BENEFIT - SUN INCOME RISER” and Appendices E - P.) Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”) No transfers to or from any Guarantee Period are permitted while this program is in effect.

Secured Future Program

You may only elect to participate in the Secured Future Program on or before your Issue Date. We divide your initial Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the initial Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is not available when Guarantee Periods are not being offered. (See “THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Travel Assistance Program

On January 11, 2010, we exercised our right to discontinue offering this program to new Contract purchasers. We sent Owners written notice of our decision to discontinue offering the program. If your Contract had an Open Date before January 11, 2010, you were automatically enrolled in this program on your Open Date, if it had been approved in your state and by the firm through whom you purchased your Contract, unless you instructed us otherwise. The program will remain in effect for you, unless your Contract terminates, you change ownership of your Contract, or you instruct us to cancel your participation in the program. There is no charge for this program.

This program may provide some or all of the following services, provided by a third party we designate, when the person covered is 100 miles or more away from home:

•	Referral to an English-speaking doctor or hospital for medical consultation and evaluation
•	Hospital admission guarantee, assuming the covered person has applicable health coverage
•	Emergency evacuation, if necessary
•	Critical care monitoring of attending doctor/hospital
•	Medically supervised repatriation, if the person covered requires assistance returning home after hospitalization
•	Assistance in filling prescriptions, if required
•	Receipt and transmission of necessary emergency messages
•	Telephone counseling and referrals if the person covered experiences emotional trauma
•	Transportation to join a covered person who was traveling alone and will be hospitalized more than seven days
•	Transportation home for minor children left unattended by the covered person’s illness or injury
•	Legal and interpreter referrals
•	Return of mortal remains

The “person covered” is:

•	The Owner as identified in the Contract, if the Contract is owned by one or more individuals; or
•	The Annuitant as identified in the Contract, if the Contract is owned by a non-natural entity.

WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our mailing address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge.”) Withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•
first we determine your Account Value based on any Fixed Account Value and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable;

•	we calculate and then add the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges dedected either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or
•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and the death benefits that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, in good order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•
when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	when mandated by applicable law.

If, pursuant to SEC rules, the MFS® Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Money Market Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax-Sheltered Annuities” under “TAX PROVISIONS.”)

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

The “free withdrawal amount” is equal to 10% of the amount of all Purchase Payments you have made minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year. The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount is subject to the withdrawal charge. In no event will a withdrawal charge be based on an amount more than the total Purchase Payments not previously withdrawn. After the fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.

The “free withdrawal amount” that you do not use in an Account Year is not cumulative. In other words, it will not be carried forward or available for use in future Account Years.

For an example of how we calculate the “free withdrawal amount,” see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

Order of Withdrawal

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess may be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn (which would include the 0.15% credit described under “Mortality and Expense Risk Charge”) is not subject to a withdrawal charge. After the fourth Account Anniversary, amounts withdrawn are not subject to withdrawal charges.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the amount you withdraw by a percentage. As set forth below, the percentage decreases according to the number of complete Account Years since your Issue Date. After your fourth Account Anniversary, any amount you withdraw is free of withdrawal charges. The withdrawal charge scale is as follows:

Number of Account Years Since Your Issue Date	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4 or more	0%

The withdrawal charge will never be greater than 8% of an amount equal to your Account Value minus your “free withdrawal amount.” You may want to consider deferring a withdrawal because withdrawal charges decline the longer your Contract is in effect.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since your Issue Date;

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

•	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (800) 752-7216.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:

•	when you annuitize your Contract;
•	on amounts we pay as a death benefit, except under the Cash Surrender method;
•	on amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account; or
•	on any amounts transferred as part of an optional program. (See “Other Programs.”)

Market Value Adjustment

Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal in duration to the number of complete years remaining in your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely increase your Account Value.

Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The “b” factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

•	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

•	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.20% of your average daily Variable Account Value. During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This fee is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30% of your average daily Variable Account Value.

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefits and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.50% (rather than 1.30%), if you were age 76 or older on the Contract’s Open Date. During the Income Phase, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values, regardless of your age on the Open Date. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.65% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Charges for Optional Benefits

You may only elect the currently available optional living benefit. If you elect the optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge is shown in the following chart. (The chart shows the charge for the optional living benefit that is currently being offered. For more information about this charge, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.”)

Living Benefits Currently Available	Maximum Charge per Account Year

Sun Income Riser	1.30% of the highest Withdrawal Benefit Base during the Account Year1

1 The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% ofyour average daily Variable Account Value. For more information about this charge, as well as the charges for optional death benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT: SUN INCOME RISER®

Currently, you may elect to participate in Sun Income Riser (“SIR”) on or before your Issue Date. SIR provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under SIR, the larger the guaranteed Annual Withdrawal Amount. To describe how SIR works, we use the following definitions:

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your SIR Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your SIR Coverage Date that exceeds your Annual Withdrawal Amount (or your Yearly Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

SIR Bonus Base:
The amount on which bonuses are calculated. The SIR Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your SIR Coverage Date or any Excess Withdrawals. (See “Excess Withdrawals” under “Withdrawals Under SIR.”)

SIR Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” SIR (described below) during the SIR Bonus Period, the SIR Bonus Period is extended to ten years from the date of the step-up.

SIR Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “SIR Fee.” (See “Cost of SIR.”)

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under SIR with Single-Life Coverage” and “Death of Participant Under SIR with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

SIR may not be appropriate for all investors. Before purchasing SIR, you should carefully consider the following:

SIR may be appropriate for you if you are an investor who:

•	wants an opportunity for annual income to increase as you grow older.
•	wants a guaranteed stream of income for life without annuitizing, beginning on or after your SIR Coverage Date.
•	wants the option of joint-life coverage.
•	can defer withdrawals during your early Account Years to increase your benefit in later years.

SIR may be inappropriate for you if you are an investor who:

•	anticipates the need for Excess Withdrawals or Early Withdrawals.
•	wants to invest in funds other than a Designated Fund.
•	wants single-life coverage on a co-owned Contract.

SIR is inappropriate if you are an investor who:

•	wants to make additional Purchase Payments after the first Account Year.
•	is actively invested in contributory plans, because SIR prohibits any Purchase Payments after the first Account Anniversary.

You may combine SIR with the MAV optional death benefit. Upon annuitization, SIR and the MAV optional death benefit, if elected, automatically terminate.

You may elect to participate in SIR, provided that:

•
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

•	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with SIR; and

•	you do not elect any other optional living benefit available under your Contract.

SIR allows you to withdraw a guaranteed amount of money each year, beginning on your SIR Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under SIR continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your SIR Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your SIR Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). The SIR Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under SIR”), provided that the step-up occurs during the SIR Bonus Period.

If you are participating in SIR, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in SIR, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of SIR. (The “term” of SIR is for life, unless your Withdrawal Benefit Base is reduced to zero or SIR is terminated or cancelled as described under “Cancellation of SIR,” “Depleting Your Account Value,” and “Annuitization Under SIR.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS.”

Under SIR, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under SIR with Single-Life Coverage,” and “Death of Participant Under SIR with Joint-Life Coverage.”

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under SIR”;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

•	decreased following any Early Withdrawals you take as described under “Early Withdrawals”; and

•	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals”.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your SIR Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your SIR Coverage Date as shown in the table below.

Your Age on the Date of the First Withdrawal After Your SIR Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under SIR.”) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How SIR Works

Each Account Year, beginning on your SIR Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the SIR Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under SIR.” In the case of a fee increase, we will notify you in writing, in advance of your Account Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under SIR.”) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under SIR.” Note also that investing in any Fund, other than a Designated Fund, will cancel SIR, as described under “Cancellation of SIR.”

Here is an example of how SIR works.

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your SIR Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the SIR Bonus Period, your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a SIR Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the SIR Bonus period is over, you will no longer be eligible for the 7% bonus each year and it may be in your interest to take the full Annual Withdrawal Amount each year.  However, any withdrawal will reduce your Account Value as well as your chances of a higher Annual Withdrawal Amount through step-up. When to take withdrawals will depend upon your own situation. You should discuss your living benefit options with your financial advisor. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your SIR Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the SIR Bonus Period, as your SIR Bonus Period ends 10 years after the previous step-up.

11	$100,562	$168,750	$125,000	$8,438	$8,438
12	$ 92,124	$168,750	$125,000	$8,438	$8,438
13	$ 83,686	$168,750	$125,000	$8,438	$8,438
14	$ 75,248	$168,750	$125,000	$8,438	$0
15	$ 75,248	$168,750	$125,000	$8,438	$8,438

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the SIR Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under SIR

Withdrawals After the SIR Coverage Date

Starting on your SIR Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge”);

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Tax Issues Under SIR”); and

•	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your SIR Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

•	your free withdrawal amount permitted under this Contract,
•	your Yearly Required Minimum Distribution Amount, or
•	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new SIR Bonus Base =	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base =	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your SIR Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your SIR Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new SIR Bonus Base	=	$125,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.982906

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.982906

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your SIR Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your SIR Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your SIR Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:

Your new SIR Bonus Base	=	BB x	(	AV – WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV – WD	)
AV

Where:
	BB =	Your SIR Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you purchase a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 45 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each year in which you do not take a withdrawal. Your SIR Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore, we will step-up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000.

Assume that, in Account Year 7, your Account Value has grown to $130,000 and you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount		Withdrawals
1	$100,000	$100,000	$100,000	$0		$0
2	$100,000	$107,000	$100,000	$0		$0
3	$125,000	$125,000	$125,000	$0		$0
4	$125,000	$133,750	$125,000	$0		$0
5	$125,000	$142,500	$125,000	$0		$0
6	$125,000	$151,250	$125,000	$0		$0
7	$130,000	$160,000	$125,000	$0		$10,000

At this point, your SIR Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new SIR Bonus Base			=	$125,000	x	$130,000 – $10,000
						$130,000

			=	$125,000	x	$120,000
						$130,000

			=	$125,000	x	0.92308

			=	$115,385

Your new Withdrawal Benefit Base			=	$160,000	x	$130,000 – $10,000
						$130,000

			=	$160,000	x	$120,000
						$130,000

			=	$160,000	x	0.92308

			=	$147,693

Your Annual Withdrawal Amount will still be $0 because you have not reached your SIR Coverage Date.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under SIR, any withdrawal before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the SIR Bonus Base will each also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with SIR, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of SIR

If you elect SIR, we will deduct a quarterly fee from your Account Value (“SIR Fee”). The SIR Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The SIR Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2750% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.3250% for joint-life coverage). The maximum SIR Fee you can pay in any one Account Year is equal to 1.10% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts.

Your SIR Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your SIR Fee.

•	If you make a withdrawal before your SIR Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your SIR Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under “Step-Up Under SIR.” If your Withdrawal Benefit Base increases because of favorable investment performance, your SIR Fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the SIR Fee until you annuitize your Contract, your Account Value reduces to zero, or your SIR is terminated or cancelled as described under “Cancellation of SIR”.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the SIR Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under SIR

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

•	Your Account Value must be greater than your current Withdrawal Benefit Base (increased by any applicable 7% or 6% bonus during the SIR Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts. If we are no longer issuing Contracts with SIR, then the percentage rate we use to calculate your SIR Fee will be set based upon current market conditions at that time.

•
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your SIR Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base.

•
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your SIR Fee and step-up your Withdrawal Benefit Base and SIR Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and SIR Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and SIR Bonus Base to an amount equal to the Account Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the SIR Bonus Period, your SIR Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under SIR:

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that no withdrawals are taken and, therefore, your Withdrawal Benefit Base will increase annually by 7%  of your SIR Bonus Base during your SIR Bonus Period. Assume further that no additional Purchase Payments are made, and, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

The above example assumes that you are age 65 at issue, so that your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 79 at issue and have attained age 80 on your first Account Anniversary. When your Withdrawal Benefit Base steps-up to $125,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 80 by your first Account Anniversary. Your Annual Withdrawal Amount is now $7,500.

Joint-Life Coverage

On the Issue Date, you have the option of electing SIR with single-life coverage or, for a higher SIR Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while SIR is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while SIR is in effect. Whereas single-life coverage provides annual withdrawals under SIR only until any Participant dies, joint-life coverage provides annual withdrawals under SIR for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including SIR, ends. To take annual withdrawals under SIR’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under SIR with Joint-Life Coverage.”

If you have elected joint-life coverage, the SIR Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your SIR Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the SIR Coverage Date, as shown in the table below.

Age of Younger Spouse on Date of the First Withdrawal After Your SIR Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under SIR.” The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, SIR benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as SIR is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under SIR can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of SIR

Should you decide that SIR is no longer appropriate for you, you may cancel SIR at any time. Upon cancellation, all benefits and charges under SIR shall cease. Once cancelled, SIR cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” SIR will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

SIR will also be cancelled for any of the following:

•	upon a termination of the Contract;
•	upon annuitization*; or
•	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. (See “Selection of Annuity Commencement Date.”)

A change of ownership of the Contract may also cancel your benefits under SIR.

Death of Participant Under SIR with Single-Life Coverage

If you selected single-life coverage, SIR terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new SIR benefit on the original Contract (assuming that your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

•	the new percentage rate used to calculate the SIR Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the SIR Fee;

•	the new Withdrawal Benefit Base and the new SIR Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

•	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

•	a new SIR Bonus Period begins.

Note that single-life coverage may be inappropriate on a co-owned Contract, because the living benefit will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance”) or any living benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial advisor whether a living benefit is appropriate for them.

Death of Participant Under SIR with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in SIR, the provisions of the section titled “Death of Participant Under SIR with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, SIR will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the SIR Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•	the Withdrawal Benefit Base and the SIR Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under SIR”);

•
if withdrawals under SIR have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the SIR Coverage Date;

•	if withdrawals under SIR have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the SIR Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including SIR, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under SIR

Under the terms of SIR, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value.”

Tax Issues Under SIR

Certain state and federal income tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit, such as SIR, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract Value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to SIR after the Contract Value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year, beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in SIR, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under SIR, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in SIR, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under SIR will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or SIR Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIR with a 7% bonus, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
Dollar-Cost Averaging Program Options	MFS® Moderate Allocation Portfolio, Service Class
6-Month DCA Guarantee Option	PIMCO All Asset Portfolio, Administrative Class
12-Month DCA Guarantee Option	PIMCO Global Multi-Asset Managed Allocation Portfolio,
Advisor Class
Putnam VT Absolute Return 500 Fund, Class IB

For all other Contracts participating in a living benefit including SIR with a 6% bonus, the only Funds, dollar-cost averaging programs, and asset allocation models that are deemed to be Designated Funds are:

Asset Allocation Models	Funds (continued)
90/10 Masters Model1, 2	Fidelity® Freedom 2015 Portfolio, Service Class 2
80/20 Masters Model2,3	(of Variable Insurance Products Fund IV)
Build Your Own Portfolio	Fidelity® - Freedom 2020 Portfolio, Service Class 2
Blended Model2	(of Variable Insurance Products Fund IV)
Huntington VA Balanced Fund4
Dollar-Cost Averaging Program Options	Invesco V.I. Equity and Income Fund, Series II2
6-Month DCA Guarantee Option	MFS® Conservative Allocation Portfolio, Service Class2
12-Month DCA Guarantee Option	MFS® Global Tactical Allocation Portfolio, Service Class
MFS® Growth Allocation Portfolio, Service Class2
Funds	MFS® Moderate Allocation Portfolio, Service Class2
AllianceBernstein Balanced Wealth Strategy Fund, Class B2	MFS® Total Return Series, Service Class
AllianceBernstein Dynamic Asset Allocation Portfolio, Class B2	PIMCO All Asset Portfolio, Administrative Class
BlackRock Global Allocation V.I. Fund, Class III2	PIMCO Global Multi-Asset Managed Allocation Portfolio,
Fidelity® Balanced Porffolio, Service Class 2	Advisor Class2
(of Variable Insurance Products Fund III)	Putnam VT Absolute Return 500 Fund, Class IB2

1 Not available to Contracts purchased on or after February 17, 2009.
2 Not available if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
3 Not available to Contracts purchased on or after August 17, 2009.

4 Only available to Contracts purchased through a Huntington Bank representative. This Fund will be closed to all new and subsequent investment as of the close of business on May 15, 2014. The Fund will be liquidated on or about May 16, 2014.

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX Q - BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Income ON Demand II (“IOD II”), Income ON Demand II Escalator (“IOD II Escalator”), Income ON Demand II Plus (“IOD II Plus”), Retirement Income Escalator II (“RIE II”), Income ON Demand III Escalator (“IOD III Escalator”), or Sun Income Riser (“SIR”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

If you purchased Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the Prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, RIE II, IOD III Escalator, and SIR, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix Q.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Shareholder Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the living benefits, however, there are certain limits on the times when you can make additional Purchase Payments.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Contract Owner until the Beneficiary has provided us with Due Proof of Death in good order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)
your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. (See “Calculating the Death Benefit.”) Because of the way that Adjusted Purchase Payments are computed, when the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

•	the amount payable under the basic death benefit above, or

•
your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a living benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the living benefit. If you are participating in a living benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the living benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of “The Basic Death Benefit” or the optional death benefits, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may elect to annuitize, to defer annuitization, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person’s death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account options.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our mailing address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law. We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

•
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first four Account Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable living benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a Guarantee Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

•	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in an addition or no change.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.65% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or optional death benefit. The 1.65% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your applicable living benefit.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Shareholder Trading Policies”). The applicability of the Funds’ Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Shareholder Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

To make a transfer, the Annuitant sends us, at our mailing address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in good order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our mailing address, as shown on the cover of this Prospectus, within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;
•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
•	costs related to the purchase of your principal residence (not including mortgage payments);
•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion.  Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.  A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution; or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse Beneficiary may elect a direct rollover only in a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefits and Optional Living Benefits

For a further discussion, please refer to “Tax Issues Under SIR.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Additionally, if your RMD amount exceeds your guaranteed withdrawal amount under an optional benefit, you will have to withdraw more than the guaranteed withdrawal amount to avoid the imposition of a 50% excise tax, causing a reset of your guaranteed withdrawal amount.  Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59½, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59½.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Federal Defense of Marriage Act and Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. Under federal law, all such Contract continuation rights are available only to a person who is defined as a “spouse.” Previously, under the federal Defense of Marriage Act, that definition did not include a same-sex spouse. In 2013, the U.S. Supreme Court ruled that section 3 of the Defense of Marriage Act is unconstitutional; therefore same-sex marriages that are recognized under state law are now also recognized under federal law. The Treasury Department and the IRS have recently announced that spousal status will be determined based on the marriage laws of the state or country in which the marriage was celebrated, regardless of the marriage laws of the state in which an individual resides. Some uncertainty remains, however, and you should consult with a qualified tax professional for further information.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning advisor for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

American Taxpayer Relief Act of 2012

The American Taxpayer Relief Act of 2012 (ATRA) permanently extended the laws governing estate taxes, gift taxes and generation skipping transfer taxes that were put in place by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (TRA 2010), with one notable exception – the top estate tax, gift tax and generation skipping tax rate increases from 35% to 40%.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2011, 2012, and 2013, respectively, approximately $12,499,245, $15,414,416, and $49,775,418 in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits. In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Sun Life (U.S.) believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2013 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)	2
Advertising and Sales Literature	2
Tax-Deferred Accumulation	3
Calculations	4
Example of Net Investment Factor Calculation	4
Example of Variable Accumulation Unit Value Calculation	4
Annuity Provisions	4
Determination of Annuity Payments	4
Annuity Unit Value	5
Example of Variable Annuity Unit Calculation	5
Example of Variable Annuity Payment Calculation	5
Distribution of the Contracts	6
Custodian	6
Experts	6
Financial Statements	6

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE,” “US,” “SUN LIFE (U.S.)”): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g., taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received by the Company at its mailing address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and the optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant, or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full withdrawal (or surrender) of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

		Hypothetical	Free	Purchase Payment	Withdrawal	Withdrawal
	Account	Account	Withdrawal	Amount Subject to	Charge	Charge
	Year	Value	Amount	Withdrawal Charge	Percentage	Amount
(a)	1	$41,000	$ 4,000	$37,000	8.00%	$2,960
	2	$44,200	$ 4,000	$40,000	8.00%	$3,200
(b)	3	$47,700	$ 4,000	$40,000	7.00%	$2,800
	4	$51,500	$ 4,000	$40,000	6.00%	$2,400
(c)	5	$55,600	$55,600	$ 0	0.00%	$ 0
	6	$60,000	$60,000	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to 10% of all of the Purchase Payments you have made. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)
In Account Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Account Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700; however, the amount subject to a withdrawal charge is capped at the amount of your remaining Purchase Payments. Therefore, the amount subject to a withdrawal charge is $40,000, which is the amount of your remaining Purchase Payments.

(c)	In Account Year 5, you have passed your fourth Account Anniversary, so no withdrawal charges apply to any withdrawals you make.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there is a series of four partial withdrawals made during the fourth Account Year of $3,000, $8,000, $12,000, and $22,000.

		Free		Amount of			Remaining
	Hypothetical	Withdrawal		Withdrawal			Free	Hypothetical
	Account	Amount		Subject to	Withdrawal	Withdrawal	Withdrawal	Account
Account	Value Before	Before	Amount of	Withdrawal	Charge	Charge	Amount After	Value after
Year	Withdrawal	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal	Withdrawal
1	$41,000	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$41,000
2	$44,200	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$44,200
3	$47,700	$4,000	$ 0	$ 0	7.00%	$ 0	$4,000	$47,700
(a) 4	$48,200	$4,000	$ 3,000	$ 0	6.00%	$ 0	$1,000	$45,200
(b) 4	$46,000	$1,000	$ 8,000	$ 7,000	6.00%	$ 420	$ 0	$38,000
(c) 4	$38,250	$ 0	$12,000	$12,000	6.00%	$ 720	$ 0	$26,250
(d) 4	$26,650	$ 0	$22,000	$21,000	6.00%	$1,260	$ 0	$ 4,650

Totals			$45,000	$40,000	6.00%	$2,400	$ 0	$ 4,650

(a)
In Account Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The partial withdrawal amount of $3,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $3,000 was taken, the remaining free withdrawal amount in Account Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and $7,000 is subject to a withdrawal charge. Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of remaining Purchase Payments is $33,000.

(c)
Since $4,000 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge. Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of remaining Purchase Payments is $21,000.

(d)
Since $4,000 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. The amount of Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge, and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of remaining Purchase Payments is now equal to $0. Note that if the $4,650 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full withdrawal in Account Year 4 in the example above.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (“MVA”)

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
(2)	The date of surrender is 2 years from the Expiration Date (N = 24).
(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
(4)	The interest earned in the current Account Year is $674.16.
(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	(1 + I	)	N/12	- 1
	1 + J + b

=	(1 + .06)		24/12	- 1
	1 + .05

=	(1.010)	2	- 1

=	1.019 - 1

=	.019

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge. For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19. $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES

5% PREMIUM ROLL-UP (“5% ROLL-UP”) DEATH BENEFIT

Under the 5% Roll-Up, the death benefit will be the greater of:

•	the amount payable under the basic death benefit, or

•	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this death benefit, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

•	the first day of the month following your 80th birthday, or

•	the day the death benefit amount under this death benefit equals twice the sum of your Adjusted Purchase Payments.

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the eighth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Owner dies in the eighth Account Year. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value*	=	$ 89,950
Total of Adjusted Purchase Payments**	=	$ 80,000
5% Premium Roll-Up Value***	=	$112,000
The Death Benefit Amount would therefore	=	$112,000

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

** Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($120,000 ÷ $150,000) = $80,000.

*** The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

EARNINGS ENHANCEMENT BENEFIT PREMIER (“EEB PREMIER”) DEATH BENEFIT

If you elected EEB Premier, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier amount.” Calculated as of the Death Benefit Date, the “EEB Premier amount” is determined as follows:

•
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the twelve months prior to your death but not within your first Account Year.

•
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

- PLUS -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner’s 70th birthday and death occurs in year 7.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

- PLUS -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

** Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

EARNINGS ENHANCEMENT BENEFIT PREMIER PLUS (“EEB PREMIER PLUS”) DEATH BENEFIT

If you elected EEB Premier Plus, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier Plus amount.” Calculated as of the Death Benefit Date, the “EEB Premier Plus amount” is determined as follows:

•
If you are 69 or younger on your Open Date, the “EEB Premier Plus amount” will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 150% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the 12 months prior to your death but not within your first Account Year.

•
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier Plus amount” will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 60% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier Plus amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier Plus amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

-PLUS -

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH MAV (“EEB PREMIER WITH MAV”) DEATH BENEFIT

If you elected EEB Premier with MAV, your death benefit will be the amount payable under the MAV death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is as follows:

•
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

•
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the owner’s 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

-PLUS-

The EEB Premier amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the MAV death benefit plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH 5% ROLL-UP (“EEB PREMIER WITH 5% ROLL-UP”) DEATH BENEFIT

If you elected EEB Premier with 5% Roll-Up, your death benefit will be the amount payable under the 5% Roll-Up death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is determined as follows:

•
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

•
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

-PLUS-

The EEB Premier amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up death benefit plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

APPENDIX D -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

International/Global Equity Fund	Real Estate Equity Fund
MFS® Global Growth Portfolio, Service Class	MFS® Global Real Estate Portfolio, Initial Class
Multi-Sector Bond Fund
MFS® Strategic Income Portfolio, Service Class

Massachusetts Financial Services Company advises the MFS® Portfolios.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Large-Cap Equity Funds (continued)
Columbia Variable Portfolio - Marsico 21st Century Fund	MFS® Blended Research® Core Equity Portfolio,
Class 11	Service Class
Columbia Variable Portfolio - Marsico Growth Fund,	International/Global Equity Fund
Class 11	MFS® Global Research Portfolio, Service Class
MFS® Massachusetts Investors Growth Stock	Small-Cap Equity Funds
Portfolio, Service Class	MFS® New Discovery Portfolio, Service Class
Oppenheimer Main Street Small Cap Fund®/VA,
Service Shares

1 Only available if you purchased your Contract through a Bank of America representative.

Columbia Management Investment Advisers, LLC, advises the Columbia Marsico Funds (sub-advised by Marsico Capital Management, LLC). Massachusetts Financial Services Company advises the MFS® Portfolios. OFI Global Asset Management, Inc. advises Oppenheimer Main Street Small Cap Fund®/VA.

If you purchased your Contract from a Bank of America representative before April 22, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Mid-Cap Equity Fund	Small-Cap Equity Fund
Wanger Select2	Wanger USA2
ColumbiaVariable Portfolio - Small Cap Value Fund,
Class 2

2 These funds do not have different share classes.

Columbia Management Investment Advisers, LLC, advises Columbia Variable Portfolio - Small Cap Value Fund. Columbia Wanger Asset Management, LLC advises Wanger USA and Wanger Select.

If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Mid-Cap Equity Funds
MFS® Value Series, Initial Class	MFS® Mid Cap Value Portfolio, Initial Class
International/Global Equity Fund	Short-Term Bond Funds
Templeton Foreign VIP Fund, Class 23	MFS® Limited Maturity Portfolio, Initial Class
Emerging Markets Equity Fund
Templeton Developing Markets VIP Fund, Class 24

3 Formerly Templeton Foreign Securities Fund.
4 Formerly Templeton Developing Markets Securities Fund.

Massachusetts Financial Services Company, advises the MFS® Portfolios and the MFS® Series. Templeton Asset Management Ltd. advises Templeton Developing Markets VIP Fund. Templeton Investment Counsel, LLC advises Templeton Foreign VIP Fund.

If you purchased your Contract before October 20, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Fund	Target Date Fund
Oppenheimer Main Street Fund®/VA, Service Shares	Fidelity® Freedom 2010 Portfolio,
International/Global Equity Fund	Service Class 2 (of Variable Insurance Products Fund IV)1
AllianceBernstein International Value Portfolio,	Intermediate-Term Bond Fund
Class B2	PIMCO Total Return Portfolio, Administrative Class
Inflation-Protected Bond Fund
PIMCO Real Return Portfolio, Administrative Class

1 This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
2 Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

AllianceBernstein L.P. advises AllianceBernstein International Value Portfolio. Pacific Investment Management Company LLC advises the PIMCO Portfolios. OFI Global Asset Management, Inc. advises Oppenheimer Main Street Fund®/VA. Strategic Advisers, Inc. advises Fidelity®  Freedom 2010 Portfolio (of Variable Insurance Products Fund IV).

If you purchased your Contract before February 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund
Franklin Founding Funds Allocation VIP
Fund, Class 23

3 This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds. Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007. Formerly Franklin Templeton VIP Founding Funds Allocation Fund.

Franklin Templeton Services, LLC administers Franklin Founding Funds Allocation VIP Fund (with the following advising the underlying portfolios of the fund: Franklin Advisers, Inc. advising Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising Templeton Growth VIP Fund).

If you purchased your Contract before August 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund
Oppenheimer Capital Income Fund/VA, Service Shares

OFI Global Asset Management, Inc. advises Oppenheimer Capital Income Fund/VA.

APPENDIX E -
SECURED RETURNS FOR LIFE

The following information applies to your Contract if you elected to participate in Secured Returns for Life (“Secured Returns for Life,” “Benefit,” or “the rider”) and did not replace it with Secured Returns for Life Plus, which was available for such replacements for a limited period of time beginning in April 2006. Secured Returns for Life is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life to new Owners, renewals are no longer available.

Secured Returns for Life guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date:	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to “step-up” your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Guaranteed Living Benefit Amount (the “GLB amount”):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the “GLB Base”):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Account Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the “RGLB amount”):
If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract’s Maximum Annuity Commencement Date, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under “Step -Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly decrease, and even terminate, the total Secured Returns for Life Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

•
Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

•
Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Account Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under “Withdrawals Under Secured Returns for Life.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under “Withdrawals Under Secured Returns for Life.”

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit (“AB”) Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

•	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

•	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life.”)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described under “Step-Up.”

Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of Secured Returns for Life

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

•	you annuitize; or

•	under the provisions of Secured Returns for Life;

•	your benefit matures;

•	your benefit is revoked; or

•	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Account Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

•	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

•	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

•	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

•	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

•	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

•	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

•
A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

•
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate and your Contract will terminate without value.

•
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

(2)	You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date, you may elect to:

•	annuitize your Contract;

•	surrender your Contract;

•	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

•	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Account Anniversary.

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value (“step-up”). Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB amount, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under “Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.” (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base or Lifetime Income Base if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

•
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see “Withdrawals Under Secured Returns for Life”).

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

•	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.
•	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
•	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

•	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
•	On June 1, 2010, you make an additional $80,000 Purchase Payment.
•
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.
•	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

•	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
•	On June 1, 2010, you make an additional $80,000 Purchase Payment.
•
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
•
Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
•	On January 1, 2006:
•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
•	On December 31, 2006, after your first systematic withdrawal of $4,000:
•	Your Account Value is reduced by the amount of the withdrawal [$4,000].
•	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
•
Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years. Assume you make no subsequent Purchase Payments. Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero. On December 31, 2025:

•	Your Account Value equals zero.
•	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].
•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
•	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:
•	Your Account Value equals zero.
•	Your GLB amount equals zero.
•	Your GLB Base equals zero because your GLB amount equals zero.
•	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

•	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.
•	On January 1, 2006:
•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
•	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
•	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:
•	Your Account Value is reduced by the amount of the withdrawal [$5,000].
•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
•
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday. On January 1, 2009:

•	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
•	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
•	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Account Anniversary after your 59th birthday].
•	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
•
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2028:

•	Your Account Value equals zero.
•	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)].
•	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.
•	Your Account Value equals zero.
•	Your GLB amount equals zero.
•	Your GLB Base equals zero because your GLB amount equals zero.
•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
•	On January 1, 2006:
•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
•	On December 31, 2006, after your first systematic withdrawal of $4,000:
•	Your Account Value is reduced by the amount of the withdrawal [$4,000].
•	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
•
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2009:

•	Your Account Value equals $130,000 [$80,000 + $50,000].
•	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
•	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
•	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].
•	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
•	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

•
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

•	Your Account Value equals zero.
•	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
•	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
•	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.
•	Your Account Value equals zero.
•	Your GLB amount equals zero.
•	Your GLB Base equals zero because your GLB amount equals zero.
•	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

•
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

•
On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79. The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

•
On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23. The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

•
On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69. The fee deducted on September 30, 2006 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

•
This pattern continues until the maturity date for your Benefit of January 1, 2016. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made. Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

•	Assume that you did not elect the WB plan at any time.
•	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
•	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷ $110,000].
•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.
•	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

•	Assume that you did not elect the WB Plan at any time.
•	On June 1, 2010, you make an additional $80,000 Purchase Payment.
•	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].
•	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
•	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].
•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.
•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.

•
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:
•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
•
Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

•	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].
•
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% of $3,330 or $133.

•	Assume your Designated Fund earns -2% in Account Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:
•	Your Account Value is zero.
•	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].
•	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.
•	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].
•	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].
•	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

•
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:
•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
•
Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

•	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].
•
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Fund, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

•	Assume your Designated Fund earns 2% in Account Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:
•	Your Account Value is $27,108.
•	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].
•	Your GLB Base is zero because your GLB amount is equal to zero.
•	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].
•	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

•
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
•	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:
•	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
•	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 – ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
•	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
•
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].
•
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304.

•	Assume your Designated Fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:
•	Your Account Value is $1, 457 [$7,609 x (1 - 0.02) - $6,000].
•	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
•	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value ($1,457)].
•	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
•	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die, or
(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

•
Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

•
Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000. Assume that your total rider charges to date are $8,875.

•	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

•
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:
•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
•	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
•	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:
•	Your Account Value is $103,184.
•	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].
•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
•	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2009*:

•	Your Account Value is $103,184.
•	Your GLB amount is $103,184.
•	Your GLB Base is $103,184.
•	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
•	Your Lifetime Income Base is $103,184.
•	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
*
Note: Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

•
Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.
•
On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

•	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.
•	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX F -
SECURED RETURNS

The optional living benefit Secured Returns (“Benefit” or “the rider”) was available for all Contracts purchased prior to September 7, 2004 and certain contracts purchased on or after that date. The following information applies to your Contract if you elected to participate in Secured Returns and did not replace it with Secured Returns 2, which was available for such replacements for a limited period of time. Secured Returns is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns to new Owners, renewals are no longer available.

Secured Returns guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. Upon annuitization, the Benefit and any optional death benefit automatically terminate.

To participate in Secured Returns, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

If you elected to participate in Secured Returns with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets. If you elected Secured Returns with the EEB Premier rider, we assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Fund or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Anytime after your 7th Account Anniversary, you may revoke Secured Returns. Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege.” If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary. After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elected Secured Returns, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan. You are automatically enrolled in the AB Plan at the time you elect Secured Returns. Any time prior to your 81st birthday, you may elect instead to receive your Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns, see Examples 5 through 8 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount (“GLB amount”) over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 in this Appendix.)

If you die while the AB Plan is still in force, all benefits and charges under Secured Returns will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and your 10th Account Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. This set dollar amount, or “maximum WB amount,” is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount. In addition, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan. For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

•
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED SECURED RETURNS ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 1: Low investment performance; no WB election.

•
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

•	Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).

EXAMPLE 2: High investment performance; no WB election

•
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.

•	Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.

EXAMPLE 3: Low investment performance; WB election

•
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

•
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates.

EXAMPLE 4: High investment performance; WB election

•	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

•	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

•	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

•
Assume that, on December 31, 2017, you withdraw the remaining $2,000 to exhaust the remaining GLB amount. Secured Returns thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 5: Withdrawals under the AB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

•
Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).

EXAMPLE 6: Withdrawals under the WB Plan

•
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

•	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

•
Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

•
Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Account Year, so the maximum WB amount has not yet been exceeded. Your remaining GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

•
Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).

EXAMPLE 7: Withdrawals with subsequent Purchase Payments under the AB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

•	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

•
Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000). Assume you make no more withdrawals or subsequent Purchase Payments.

•	Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).

EXAMPLE 8: Withdrawals with subsequent Purchase Payments under the WB Plan

•
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•
Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

•
Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

•
Assume that, on January 1, 2013, your Account Value equals $0. Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years). Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX G -
SECURED RETURNS 2

The following information applies to your Contract if you elected to participate in Secured Returns 2 (“Benefit,” “Secured Returns 2” or “the rider”) and did not replace it with Secured Returns for Life, which was available for such replacements for a limited period of time beginning in November 2005. Secured Returns 2 is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns 2 to new Owners, renewals are no longer available.

Secured Returns 2 guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 84 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with any optional death benefit other than the EEB Premier Plus. Upon annuitization, Secured Returns 2 and any elected optional death benefit automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. Anytime after your 7th Account Anniversary, you may revoke Secured Returns 2. Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the Prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns 2 will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns 2 will be cancelled. Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount (“GLB amount”) proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it “matures” on the later of your 10th Account Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the “maturity date,” then we will refund the charges you have paid for Secured Returns 2 (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such “maturity date.” No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and the date the AB Plan is scheduled to “mature”. If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or “maximum WB amount,” is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount. In all cases, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

After your fifth Account Anniversary, you may elect to increase (“step-up”) your GLB amount or remaining GLB amount to your then current Account Value. Currently, this step-up election may be made on any day after your fifth Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.) On the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your “maximum WB amount.” After the step up, your “maximum WB amount” will become the greater of the current “maximum WB amount” and 7% of your new remaining GLB amount. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new “maximum WB amount.” (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns 2. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns 2 as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

•
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED SECURED RETURNS 2 ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

•
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

•	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

•
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

•
Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

•	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

•
Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.

•	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

•	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

•
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

•	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

•
On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.

•	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

•	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

•
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

•	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

•
On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

•	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

•	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

•
Assume that you withdraw $3,000 on February 12, 2021. At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

•	Assume that you did not elect the WB plan at any time.

•	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

•	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

•	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

•
Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

•	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

•
Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Account Year, so the maximum WB amount has not been exceeded yet. Your remaining GLB amount is now $90,000. Assume that your Account Value is now $80,000.

•
Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account Value is $79,000 just before the withdrawal and $74,000 just after the withdrawal.

•
Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000). Therefore, your new remaining GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) ÷ $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

•
Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume you make no withdrawals. On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up. Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

•
Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000. Your remaining GLB amount is now $95,000. Your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400. Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

•
Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your remaining GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.

•
On January 2, 2011 you begin a new Account Year. Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Account Year. On December 31, 2011, the remaining GLB amount equals $108,200. Assume that, on this date, your Account Value equals $110,000.

•	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

•
Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

•	Assume that you did not elect the WB Plan at any time.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

•
On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 – (40,000 ÷ 240,000)].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.

•
Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

•	On June 1, 2011, you make an additional $80,000 Purchase Payment.

•
On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

•
Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

•	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

•
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount or $7,000).

•	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

•	On January 6, 2007, you make an additional Purchase Payment of $50,000.

•	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

•	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

•	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

•	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

•
Assume that on January 1, 2016, your Account Value is $0. Your remaining GLB amount will be $48,500 [$132,500 – ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

•
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years. Also assume that you do not elect to step-up at any time.

•
On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

•
On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

•
On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

•
This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX H -
SECURED RETURNS FOR LIFE PLUSSM

The optional living benefit known as Secured Returns for Life Plus (“Secured Returns for Life Plus,” “Benefit,” or “the rider”) was available for Contracts purchased on or after April 11, 2006, and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in Secured Returns for Life Plus. Secured Returns for Life Plus is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life Plus to new Owners, renewals are no longer available.

Secured Returns for Life Plus provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. (You should note that the Benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

In addition, Secured Returns for Life Plus includes a bonus feature (called the “Plus 5 Program”) that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further in this Appendix under “Plus 5 Program.”

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:
The date when the AB Plan matures. If you are younger than 85 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your last step-up. (See “Step-Up.”) If you are 85 on the Issue Date, your AB Plan Maturity Date is your Maximum Annuity Commencement Date.

Plus 5 Period:	The period of time equal in length to the first 10 Account Years; or, if less than 10 years, the period of time up to the Account Year in which the oldest Participant attains age 80.

Bonus Base:
An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the “GLB amount”):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit Amount (the “RGLB amount”):
The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the “GLB Base”):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Account Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest Participant will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:
Under this optional living benefit, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under the AB Plan” and “Death of Participant Under the WB Plan.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract’s Maximum Annuity Commencement Date, and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step -Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Account Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See “Refund of Secured Returns for Life Plus Charges Under the AB Plan” in this Appendix.) For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described above under “Guaranteed Minimum Accumulation Benefit (“AB”) Plan” plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

•	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

•	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life Plus” in this Appendix.)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.” Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Account Anniversary, any Purchase Payments you submit while participating in the WB Plan will returned to you.

For examples of how we calculate benefits under the WB Plan, see Examples 5 and 6 in this Appendix.

Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Account Years, you will be able to take larger withdrawals in the later Account Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Account Years (the “Plus 5 Period”). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Account Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the “Bonus Base”) and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

•
Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Account Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

•
Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Account Anniversary (prior to calculating your new GLB Base or Lifetime Income Base). In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

•	your GLB Base prior to the addition of the amount of any bonus, and

•	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

•	your Lifetime Income Base prior to the addition of the bonus amount, and

•	the lesser of:

•	your RGLB amount after the addition of the bonus amount, and

•	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Account Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of Secured Returns for Life Plus

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value” in the prospectus to which this Appendix is attached. Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See Example 18 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Account Year is equal to 0.50% of the highest Account Value at any point in that Account Year.

We will continue to deduct this charge until:

•	you annuitize or

•	under the provisions of Secured Returns for Life Plus:

•	your Benefit matures;

•	your Benefit is revoked (see “Revocation of Secured Returns for Life Plus” in this Appendix); or

•	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Account Anniversary. (See “Cancellation of Secured Returns for Life Plus” in this Appendix.)

Withdrawals Under Secured Returns for Life Plus

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached) In addition, any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See Example 3 in this Appendix.) However, as discussed in detail in this Appendix under “Plus 5 Program,” even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even termiante, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

•	your previous RGLB amount, reduced by the amount of the withdrawal, and

•	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

•	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

•	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

•	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

•	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of such withdrawals, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

•	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and

•	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

•
A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Plus Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

•
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate and your Contract will terminate without value.

•
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2)	You (or your beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 5 through 7 and Examples 11 and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date you may elect to:

•	annuitize the Contract as described under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached;

•	surrender your Contract;

•	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

•	receive the Maximum WB for Life Amount each year until a Participant dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

Cancellation of Secured Returns for Life Plus

Transfers among the Designated Funds are permitted as described in the prospectus to which this Appendix is attached under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled. A change of ownership of the Contract may also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Account Anniversary.

Revocation of Secured Returns for Life Plus

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB amount, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefits under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefits under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Example 4 in this Appendix.) Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

•	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

•	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth in this Appendix under “Cost of Secured Returns for Life Plus.” If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 8 in this Appendix.)

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described in this Appendix under “Guaranteed Minimum Withdrawal Benefit (‘WB’) Plan”. (See Example 16 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 – 10/01/16	100%
2	10/02/16 – 10/01/17	100%
3	10/02/17 – 10/01/18	85%
4	10/02/18 – 10/01/19	85%
5	10/02/19 – 10/01/20	85%
6	10/02/20 – 10/01/21	70%
7	10/02/21 – 10/01/22	70%
8	10/02/22 – 10/01/23	70%
9	10/02/23 – 10/01/24	60%
10	10/02/24 – 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less that 100% of the payment.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.

Death of Participant Under the AB Plan

If any Participant dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)
The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)
The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Participants at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

•	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

•	the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following a Participant’s death while participating in the AB Plan, the Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of Participant Under the WB Plan

If any Participant dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)
The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus benefit on the original contract (subject to the terms and conditions described above under “Death of Participant Under the AB Plan”) and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

•
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding Excess Withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see “Withdrawals Under Secured Returns for Life Plus” in this Appendix).

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU ELECTED SECURED RETURNS FOR LIFE PLUS ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

•
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

•
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Account Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.

•
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

•
Assume that you remain in the AB Plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider “matured” in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

•
Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

EXAMPLE 3: Withdrawals under AB Plan.

•
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750.

•
Assume that you take no more withdrawals in your third Account Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Account Year, you do not accrue a bonus amount in that Account Year. Therefore, your accrued bonus amount remains at $8,750.

•
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

•
Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

EXAMPLE 4: Step-up elected under AB Plan.

•
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

•
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

•
Assume that you remain in the AB plan until it “matures” on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

•	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

•	On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
•	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

•	Your Account Value is reduced by the amount of the withdrawal [$5,000].
•	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

•	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
•	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
•	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Account Anniversary after your 59th birthday].
•	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

•	Your Account Value equals zero.
•	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)]
•	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.
•	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

•
Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].
•	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

•	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
•	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
•	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]
•	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
•	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]
•	Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

•
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

•	Your Account Value equals zero.
•	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
•	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
•	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
•	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

•
Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

•
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

•	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
•	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
•	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
•
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].
•	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

•	Assume your fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

•	Your Account Value is $1,457.
•	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
•	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 – ($6,000 - $380)] and (2) your new Account Value [$1,457]].
•	Your Maximum WB Amount equals $73 [5% of your new GLB Base].
•	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
•	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up elected under WB Plan.

•
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

•	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
•	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

•	Your Account Value is $103,184.
•	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].
•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
•	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
•	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:

•	Your Account Value is $103,184.
•	Your RGLB amount is $103,184.
•	Your GLB Base is $103,184.
•	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
•	Your Lifetime Income Base is $103,184.
•	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
•	Your Bonus Base is $103,184.

*
Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB election at issue; withdrawals not taken immediately.

•
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

•
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

•
Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB election at issue; subsequent Purchase Payments made; withdrawals not taken immediately.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•
Assume that you make a Purchase Payment of $60,000 in your second Account Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the Purchase Payment. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

•
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $165,000, and
(ii)	your new RGLB amount of $173,000.
Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650.
Your LIB will now become the greater of:
(i)	your old LIB of $165,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $173,000, and
(b)	your old LIB of $165,000 plus the bonus amount of $8,000.
Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650. Your Bonus Base remains at $160,000.

•
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

•
Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue; withdrawals taken.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

•
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $104,750.
Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $104,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $109,750.
Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $109,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487. Your Bonus Base remains at $100,000.

•
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB election at issue; Excess Withdrawal taken.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•
Assume that you take a withdrawal of $6,000 in your second Account Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new RGLB amount is $90,000.
Your GLB Base will be reduced to the lesser of:
(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500.
Your Bonus Base will be reduced to the lesser of:
(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new Bonus Base is $90,000.
Your LIB will be reduced to the lesser of:
(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

•
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $90,000, and
(ii)	your new RGLB amount of $94,500.
Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.
Your LIB will now become the greater of:
(i)	your old LIB of $90,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $94,500, and
(b)	your old LIB of $90,000 plus the bonus amount of $4,500.
Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725. Your Bonus Base remains at $90,000.

•
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $94,500, and
(ii)	your new RGLB amount of $99,000.
Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.
Your LIB will now become the greater of:
(i)	your old LIB of $94,500, and
(ii)	the lesser of:
(a)	your new RGLB amount of $99,000, and
(b)	your old LIB of $94,500 plus the bonus amount of $4,500.
Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950. Your Bonus Base remains at $90,000.

•
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB election at issue; withdrawals not taken immediately; Step-up elected.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

•
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $110,000, and
(ii)	your new RGLB amount of $115,000.
Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $115,000, and
(b)	your old LIB of $110,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750. Your Bonus Base remains at $100,000.

•
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

•
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $118,000, and
(ii)	your new RGLB amount of $123,900.
Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.
Your LIB will now become the greater of:
(i)	your old LIB of $118,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $123,900, and
(b)	your old LIB of $118,000 plus the bonus amount of $5,900.
Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

•
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

•
Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that while you are in your fourth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $115,000, and
(ii)	your new RGLB amount of $120,000.
Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $120,000, and
(b)	your old LIB of $115,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

•
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

•
Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn.

Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750

•
Assume that while you are in your fourth Account Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $96,250, and
(ii)	your new RGLB amount of $100,625.
Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.
Your LIB will now become the greater of:
(i)	your old LIB of $96,250, and
(ii)	the lesser of:
(a)	your new RGLB amount of $100,625, and
(b)	your old LIB of $96,250 plus the bonus amount of $4,375.
Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

•
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

•
Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

•
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

•
Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•
Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $123,900, and
(ii)	your new RGLB amount of $129,800.
Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.
Your LIB will now become the greater of:
(i)	your old LIB of $123,900, and
(ii)	the lesser of:
(a)	your new RGLB amount of $129,800, and
(b)	your old LIB of $123,900 plus the bonus amount of $5,900.
Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

•
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

•
Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

•
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

•
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

•
Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•
Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $120,600, and
(ii)	your new RGLB amount of $126,200.
Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.
Your LIB will now become the greater of:
(i)	your old LIB of $120,600, and
(ii)	the lesser of:
(a)	your new RGLB amount of $126,200, and
(b)	your old LIB of $120,600 plus the bonus amount of $5,600.
Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

•
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

•
Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges.

•
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

•
On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

•
On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

•
On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

•
This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

EXAMPLE 19: One Year Step-up elected under AB Plan.

•
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount (“GLB amount”) at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•
Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

•
Assume that you remain in the AB plan until it “matures” on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

APPENDIX I -
RETIREMENT INCOME ESCALATORSM

The optional living benefit known as Retirement Income Escalator (“RIE” or “the rider”) was available for all Contracts purchased on or after May 5, 2008 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.

RIE provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount. To describe how RIE works, we use the following definitions:

RIE Coverage Date:	Your Issue Date if you are at least age 59½ at issue; otherwise, the first Account Anniversary after you attain age 59½.

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Lifetime Withdrawal Percentage:
The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE Fee” (see “Cost of RIE”).

RIE Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:
The amount on which bonuses are calculated. The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE”).

You and Your:
The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE with Single-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Upon annuitization, RIE and any elected optional death benefit automatically terminate.

RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continues regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in an Account Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your Bonus Base. The RIE Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE” in this Appendix), provided that the step up occurs prior to the conclusion of the current 10-year period.

If you are participating in RIE, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under “Cancellation of RIE,” “Depleting Your Account Value,” and “Annuitization Under RIE.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE with Single-Life Coverage,” and “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	decreased following any withdrawals you take prior to your RIE Coverage Date;

•	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under RIE”; and

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date. It is a set percentage of your Withdrawal Benefit Base. This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage
59½ - 69	5%
70 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by excess withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE Works

Each Account Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your Bonus Base, thereby increasing your Annual Withdrawal Amount. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under RIE.” Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under “Cancellation of RIE.”

Here is an example of how RIE works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59½ prior to your Issue Date, your RIE Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE Bonus Period, your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 66 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you decide to defer taking a withdrawal. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the Bonus Period, as your RIE Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups. Therefore, not taking income in one or more years will mean that the Participant will take income in fewer years, but will be entitled to more income in those years.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

In general the Company’s risk is greater when the Participant takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE

Withdrawals After the RIE Coverage Date

Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);

•	your yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

•	your Annual Withdrawal Amount.

Above is an example of withdrawals taken after your RIE Coverage Date. Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. Because the withdrawals in the example do not exceed your free withdrawal amount permitted under this Contract, your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal. In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new Bonus Base =	A x	(	C	)
D - E

Your new Withdrawal Benefit Base =	B x	(	C	)
D - E

Where:
	A =	Your Bonus Base immediately prior to the excess withdrawal.

	B =	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C =	Your Account Value immediately after the excess withdrawal.

	D =	Your Account Value immediately prior to the excess withdrawal.

	E =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 – 6,000
				121,000 – (8,000 – 4,000)

	=	125,000	x	115,000
				117,000

	=	125,000	x	0.98291

	=	122,863

Your new Withdrawal
Benefit Base	=	160,000	x	121,000 – 6,000
				121,000 – (8,000 – 4,000)

	=	160,000	x	115,000
				117,000

	=	160,000	x	0.98291

	=	157,265

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, excess withdrawals taken in a down market could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. In addition, all withdrawals taken prior to your RIE Coverage Date, including any “free withdrawal amounts,” will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal. In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulas:

Your new Bonus Base =	W x	(	Y	)
Z

Your new Withdrawal Benefit Base =	X x	(	Y	)
Z

Where:
	W =	Your Bonus Base immediately prior to the early withdrawal.

	X =	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y =	Your Account Value immediately after the early withdrawal.

	Z =	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each year in which you do not take a withdrawal. Your RIE Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59½). Any withdrawals, including any “free withdrawal amount,” you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increase the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59½), this is an early withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base		Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000		$0	0
2	$100,000	$107,000	$100,000		$0	0
3	$125,000	$125,000	$125,000		$0	0
4	$125,000	$133,750	$125,000		$0	0
5	$125,000	$142,500	$125,000		$0	0
6	$125,000	$151,250	$125,000		$0	0
7	$125,000	$160,000	$125,000		$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base		=	125,000	x	125,000 – 10,000
					125,000

		=	125,000	x	115,000
					125,000

		=	125,000	x	0.92000

		=	115,000

Your new Withdrawal
Benefit Base		=	160,000	x	125,000 –10,000
					125,000

		=	160,000	x	115,000
					125,000

		=	160,000	x	0.92000

		=	147,200

Your Annual Withdrawal Amount will still be $0 because your have not reached your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your RIE, any withdrawal before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE

If you elected RIE, we deduct a quarterly fee from your Account Value (“RIE Fee”). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage). The maximum RIE Fee you can pay in any one Account Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Account Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

•	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Funds will not affect your RIE Fee during an Account Year. However, as explained in this Appendix under “Step-Up Under RIE,” favorable investment performance may cause the Withdrawal Benefit Base to increase on an Account Anniversary. That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under “Cancellation of RIE” in this Appendix.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied. First, you must meet certain eligibility requirements:

•
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

•	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 7% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached)

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts. If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

•
If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage. In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended. You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under RIE:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage

On the Issue Date, you had the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Participant dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, (including RIE) ends. To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

If you elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 59½ on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59½ if the younger spouse is less than age 59½ on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date	Lifetime Withdrawal Percentage
59½ - 69	5%
70 - 79	6%
80 - or older	7%

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE

Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time. Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” RIE will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your benefits under RIE.

Death of Participant Under RIE with Single-Life Coverage

If you selected single-life coverage, RIE terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

•	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of Participant Under RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Participant Under RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•	the Withdrawal Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE” in this Appendix);

•
if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

•	if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE

Under the terms of RIE, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain statae and federal income tax provisions may be important to you in connection with a living benefit, such as RIE. When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See “Withdrawals under RIE” in this Appendix) Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

APPENDIX J -
Income ON Demand®

The optional living benefit known as Income ON Demand (“Income ON Demand,” “Benefit,” or “the rider”) was available for all Contracts purchased on or after March 5, 2007 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in Income ON Demand. Income ON Demand is no longer available for sale on new Contracts.

To describe how Income ON Demand works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 55 at issue, otherwise the first Account Anniversary following your 55th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Stored Income Balance:	The amount you may withdraw at any time after age 59½ without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your “Income ON Demand Fee” (see “Cost of Income ON Demand”).

You and Your:
The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Upon annuitization, Income ON Demand and any elected optional death benefit automatically terminate.

Income ON Demand allows you to withdraw a guaranteed amount each year, beginning at age 59½, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be withdrawn at any time in the future. The amount you can withdraw each year can be increased or decreased as described below under “Determining Your Stored Income Balance.”

In addition, if you make no withdrawals during the first 10 Account Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in Income ON Demand, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.”

To participate in Income ON Demand, all of your Account Value must be invested in a Designated Fund at all times during the term of Income ON Demand. (The term of Income ON Demand is for life, unless your Income Benefit Base is reduced to zero or Income ON Demand is terminated or cancelled as described in this Appendix under “Cancellation of Income ON Demand,” “Depleting Your Account Value,” and “Annuitization Under Income ON Demand.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	decreased following any withdrawals you take prior to becoming age 59½;

•	decreased following any withdrawals you take after becoming age 59½, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

•	increased by any step-ups as described under “Step-Up Under Income ON Demand” in this Appendix;

•
increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under “How Income ON Demand Works”; and

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

•	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

•	increases on each Account Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

•	decreases by the amount of any withdrawals you take, and

•	decreases by the amount you use in exercising your “one-time” option to increase your Income Benefit Base (described below under “How Income ON Demand Works”).

How Income ON Demand Works

Under the terms of Income ON Demand, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero(other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are (or, for joint-life coverage, the younger spouse is) at least age 59½ without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total Income ON Demand Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under Income ON Demand” and “Tenth-Year Credit.” Note also that investing in any Fund, other than a Designated Fund, will cancel Income ON Demand as described under “Cancellation of Income ON Demand” in this Appendix.

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a “one-time” increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59½ without affecting your Income Benefit Base. If, at any time after age 59½ and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn, and

•	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Account Anniversary and the Account Anniversary following your 65th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

•	your Annual Income Amount will be reset on your next Account Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this “one-time” option, your new Annual Income Amount will be added to your Stored Income Balance on each Account Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how Income ON Demand works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in Income ON Demand. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Account Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000

Withdrawals Under Income ON Demand

Withdrawals After Age 59½

Starting at age 59½, you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59½ are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract,

•	your Stored Income Balance, or

•	your yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000

Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

•	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

•	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000

Excess withdrawals taken in a down market could even more severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$1,000	→	$1,000
12	$1,000	→	$2,000
13	$1,000	→	$3,000
14	$1,000	→	$4,000
15	$1,000	→	$5,000

Withdrawals Prior to Age 59½ (Early Withdrawals)

All withdrawals taken before age 59½, including any “free withdrawal amounts,” will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:

•	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

•	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, withdrawals prior to age 59½ will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early withdrawals could severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in Income ON Demand. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under Income ON Demand do not begin to accrue until the first Account Anniversary after your 55th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Account Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base.)

Year	Income Benefit Base	Annual Income Amount		Stored Income Balance
	(beginning of Account Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
1	$100,000	$0	→	$0
2	$100,000	$0	→	$0
3	$80,000	$0	→	$0
4	$80,000	$0	→	$0
5	$80,000	$0	→	$0
6	$80,000	$4,000	→	$4,000
7	$80,000	$4,000	→	$8,000
8	$80,000	$4,000	→	$12,000
9	$80,000	$4,000	→	$16,000
10	$80,000	$4,000	→	$20,000

In addition to reducing your benefits under Income ON Demand, any withdrawal before age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with Income ON Demand, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but Income ON Demand will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Account Anniversary after your Account Value goes to zero and continue for as long as you live. If you elected joint-life coverage, the payments will continue until the death of both you and your spouse as described in this Appendix under “Death of Participant Under Income ON Demand with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)
using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”), if you have not already exercised this one-time option as described in this Appendix under “How Income ON Demand Works,” or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of Income ON Demand

If you elected Income ON Demand, we will deduct a quarterly fee from your Account Value (“Income ON Demand Fee”). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2125% for joint-life coverage). The maximum Income ON Demand Fee you can pay in any one Account Year is equal to 0.65% of the highest Income Benefit Base at any point in that Account Year, if you elected single-life coverage (0.85% for joint-life coverage).

Your Income ON Demand Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

•	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

•	If you make a withdrawal prior to age 59½ or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during an Account Year. However, as stated in this Appendix under “Step-Up Under Income ON Demand,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under “Cancellation of Income ON Demand” in this Appendix.

Tenth-Year Credit

If you make no withdrawals during your first ten Account Years, on your tenth Account Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under Income ON Demand

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

•
Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up Income ON Demand. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under Income ON Demand will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Joint-Life Coverage

On the Issue Date, you had the option of electing Income ON Demand with single-life coverage or, for a higher Income ON Demand Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while Income ON Demand is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while Income ON Demand is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under Income ON Demand with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Income On Demand Coverage Date will be your Issue Date if the younger spouse is at least age 55 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 55 if the younger spouse is less than age 55 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the Income On Demand Coverage Date, your Annual Income Amount will be calculated and begin accumulating. If withdrawals of the Stored Income Balance are taken before the date the younger spouse attains (or would have attained) age 59½, the withdrawal will be considered an “early withdrawal,” and the Income Benefit Base will be reduced.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, the Income ON Demand benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as Income ON Demand is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of Income ON Demand

Should you decide that Income ON Demand is no longer appropriate for you, you may cancel it at any time. Upon cancellation, all benefits and charges under Income ON Demand shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” Income ON Demand will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel Income ON Demand.

Death of Participant Under Income ON Demand with Single-Life Coverage

If you selected single-life coverage, Income ON Demand terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Rider on the original Contract (assuming that, at the time of such election, Income ON Demand is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

•	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

•	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

•	the new Stored Income Balance will be reset to zero.
Death of Participant Under Income ON Demand with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in Income ON Demand, the provisions of the section in this Appendix titled “Death of Participant Under Income ON Demand with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, Income ON Demand will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under Income ON Demand” in this Appendix);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the Income ON Demand fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including Income ON Demand, terminates.

If you purchased joint life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under Income ON Demand

Under the terms of Income ON Demand, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Income ON Demand. When you elect to participate in Income ON Demand, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefits under Income ON Demand, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under Income ON Demand as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in Income ON Demand, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see “Withdrawals Under Income ON Demand”), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

APPENDIX K -
Income ON Demand® II

The optional living benefit known as Income ON Demand II (“IOD II” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II. IOD II is no longer available for sale on new Contracts.

To describe how IOD II works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Fee” (see “Cost of IOD II”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II and any elected optional death benefit automatically terminate.

IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Account Year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described in this Appendix under “Cancellation of IOD II,” “Depleting Your Account Value,” and “Annuitization Under IOD II.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appedix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II” in this Appendix;

•
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD II Works”).

How IOD II Works

Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under IOD II.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under “Cancellation of IOD II” in this Appendix.

Withdrawals Under IOD II

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that, due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II, any withdrawal before age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II

If you elected IOD II, we will deduct a quarterly fee from your Account Value (“IOD II Fee”). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.

In addition, on your Account Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described below under “Step-Up Under IOD II.”

The investment performance of the Designated Funds will not affect your IOD II Fee during an Account Year. However, as stated below under “Step-Up Under IOD II,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Fee.

We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under “Cancellation of IOD II” in this Appendix.

Step-Up Under IOD II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

•
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will begin on the first Account Anniversary after the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II

Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II will also be cancelled for any of the following:

•	upon a termination of the Contract;
•	upon annuitization*; or
•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II.

Death of Participant Under IOD II with Single-Life Coverage

If you elected single-life coverage, IOD II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

•	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

•	the new percentage rate used to calculate the IOD II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Fee;

•	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

•	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II, the provisions of the section titled “Death of Participant Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II”);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II

Under the terms of IOD II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II. When you elect to participate in IOD II, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX L -
Income ON Demand® II Plus

The optional living benefit known as Income ON Demand II Plus (“IOD II Plus” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II Plus. IOD II Plus is no longer available for sale on new Contracts.

Income ON Demand II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:

Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Account Anniversary.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:
Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Account Year, exceeds the Annual Income Amount (or your Required Minimum Distribution Amount, if greater) while in the IOD II Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your “IOD II Plus Fee” (see “Cost of IOD II Plus”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.

IOD II Plus Bonus Base:
The amount on which bonuses are calculated. The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:
A ten-year period commencing on the Issue Date. If you “step-up” IOD II Plus,(described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.

Stored Income Period:
A period beginning on the latest of your first Account Anniversary, the end of your IOD II Plus Bonus Period, or the first Account Anniversary following your 50th birthday, and ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II Plus and any elected optional death benefit automatically terminate.

IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in an Account Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.

You may choose to end the current Bonus Period at anytime as long as you are at least age 50. The Stored Income Period will begin on the first Account Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Annuity Mailing Address, which is set forth at the beginning of this Prospectus.

After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base. Instead, your Annual Income Amount will be added each year to your Stored Income Balance.

If you are participating in IOD II Plus, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described in this Appendix under “Cancellation of IOD II Plus,” “Depleting Your Account Value,” and “Annuitization Under IOD II Plus.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II Plus” in this Appendix;

•
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Plus Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Plus Works”).

How IOD II Plus Works

During the IOD II Plus Bonus Period

During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under IOD II Plus.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under IOD II Plus” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Account Year, during the IOD II Plus Bonus Period cannot be applied to a future year.

During each Account Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

During the Stored Income Period

During the Stored Income Period on each Account Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero(other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the IOD II Plus Bonus Period for two years. The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Account Year before you begin your Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year, except for the bonus which occurs at the end of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400

During your fifth Account Year, you use the full amount of your Stored Income Balance ($17,100) to increase your Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Account Anniversary, your Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555 (5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $17,100, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under IOD II Plus.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under “Cancellation of IOD II Plus” in this Appendix.

Withdrawals Under IOD II Plus

Withdrawals After Your First Withdrawal Date

Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without reducing your future Annual Income Amount. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus during any Account Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	either your Annual Income Amount (during the IOD II Plus Bonus Period) or your Stored Income Balance (during the Stored Income Period); or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulas:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – AIA

Your new IOD II Plus Bonus Base =	BB x	(	AV – WD	)
AV – AIA

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AIA =	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero. In addition, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated on your next Account Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$50,000	$0
6	$50,000	$62,551	$3,128	$0	$3,128
7	$50,000	$62,551	$3,128	$0	$6,2561
8	$50,000	$62,551	$3,128	$0	$9,384

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 – $50,000)	= $62,551
$90,000 – $17,100

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

An Early Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. Any withdrawals, including any “free withdrawal amounts,” taken before the First Withdrawal Date are Early Withdrawals. If an Early Withdrawal occurs during your IOD II Plus Bonus Period, your Annual Income Amount will be reduced by the full amount of the withdrawal. In addition, your IOD II Plus Bonus Base will be reduced according to the following formula:

Your new IOD II Plus Bonus Base =	BB x	(	AV - WD	)
AV

If the Early Withdrawal occurs during the Stored Income Period, your Stored Income Balance will be reduced using the following formula:

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

In either the IOD II Plus Bonus Period or Stored Income Period, your new Income Benefit Base will equal:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Plus, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.

If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.

If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Plus with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Plus

If you elected IOD II Plus, we will deduct a quarterly fee from your Account Value (“IOD II Plus Fee”). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. During the IOD II Plus Bonus Period, your new Fee Base will be reset to equal your Income Benefit Base, if your Income Benefit Base is higher than your current Fee Base. During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Plus Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - AIA

If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AIA =	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus Bonus Base is equal to your initial Purchase Payment ($100,000). At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). You wait until your third Account Year before you elect to begin your Stored Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). At the beginning of your Stored Income Period, Year 3, your Annual Income Amount has increased to $5,700. All values are shown as of the beginning of the Account Year unless otherwise stated.

During the IOD II Plus Bonus Period (Account Years 1and 2), the Fee Base is set equal to your Income Benefit Base. During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000) plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700

Assume, instead, that in your fourth Account Year you take a $11,400 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($0) less your Annual Income Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below. In Account Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance ($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Plus Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Plus Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.

In addition, on your Account Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described below under “Step-Up Under IOD II Plus.”

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Plus,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Plus Fee.

We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under “Cancellation of IOD II Plus” in this Appendix.

Step-Up Under IOD II Plus

You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Account Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

•
If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base.

•
If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Account Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step-up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).

•
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.

At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,650	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes that you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$163,500	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,500 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Income Amount less any prior withdrawals taken in that Account Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for Account Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income Benefit Base is $113,000 beginning of Account Year 2. Your Annual Income Amount is $5,650 (5% of your Income Benefit Base). Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Account Year 2 are $105,000, $111,000, $116,000, and $120,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $120,000. Your new Income Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000

Stored Income Balance at end of fourth quarter		$5,650
Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Plus with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the IOD II Plus Bonus Period and the Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Plus

Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II Plus will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Plus will also be cancelled for any of the following:

•	upon a termination of the Contract;
•	upon annuitization*; or
•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II Plus.

Death of Participant Under IOD II Plus with Single-Life Coverage

If you elected single-life coverage, IOD II Plus terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Plus Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

•	the new Account Value will be the greater of the Stored Income Balance, if any, on the original Contract or the Death Benefit;

•
the new percentage rate used to calculate the IOD II Plus Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Plus Fee;

•	the new Income Benefit Base and your new IOD II Plus Bonus Base will each be equal to the Account Value after any Death Benefit has been credited; and

•	the new IOD II Plus Bonus Period begins.

Death of Participant Under IOD II Plus with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Plus, the provisions of the section titled “Death of Participant Under IOD II Plus with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Plus will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance, if any, will remain unchanged;

•
the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Plus” in this Appendix);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Plus, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Plus

Under the terms of IOD II Plus, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Plus. When you elect to participate in IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Plus, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX M -
RETIREMENT INCOME ESCALATORSM II

The optional living benefit known as Retirement Income Escalator II (“RIE II”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in RIE II, the following information applies to your Contract. RIE II is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in RIE II, your Lifetime Withdrawal Percentage (defined below) is different from the Lifetime Withdrawal Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Withdrawal Amount,” “Step-Up Under RIE II,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under RIE II,” the fee charged for your RIE II is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of RIE II” in this Appendix.)

RIE II provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount. To describe how RIE II works, we use the following definitions:

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

RIE II Bonus Base:
The amount on which bonuses are calculated. The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” RIE II (described below) during the RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE II Fee” (see “Cost of RIE II”).

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE II with Single-Life Coverage” and “Death of Participant Under RIE II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, RIE II and any elected optional death benefit automatically terminate.

RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base. The RIE II Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II” in this Appendix), provided that the step-up occurs during the RIE II Bonus Period.

If you are participating in RIE II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submitted will be returned to you.

To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under “Cancellation of RIE II,” “Depleting Your Account Value,” and “Annuitization Under RIE II” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Under RIE II, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE II with Single-Life Coverage,” and “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under RIE II” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

•	decreased following any Early Withdrawals you take as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under RIE II” in this Appendix.) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE II Works

Each Account Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under RIE II.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under RIE II” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under RIE II” in this Appendix. Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under “Cancellation of RIE II” in this Appendix.

Here is an example of how RIE II works. This example assumes that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE II Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE II Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the chart on the previous page, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II

Withdrawals After the RIE II Coverage Date

Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

•	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your RIE II Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

•	your free withdrawal amount permitted under this Contract,
•	your Required Minimum Distribution Amount, or
•	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new RIE II Bonus Base =	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base =	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your RIE II Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:

Your new RIE II Bonus Base	=	BB x	(	AV – WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV – WD	)
AV

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal. Your RIE II Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as the the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount		Withdrawals
1	$100,000	$100,000	$100,000	$0		$0
2	$100,000	$107,000	$100,000	$0		$0
3	$125,000	$125,000	$125,000	$0		$0
4	$125,000	$133,750	$125,000	$0		$0
5	$125,000	$142,500	$125,000	$0		$0
6	$125,000	$151,250	$125,000	$0		$0
7	$125,000	$160,000	$125,000	$0		$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base			=	$125,000	x	$125,000 – $10,000
						$125,000

			=	$125,000	x	$115,000
						$125,000

			=	$125,000	x	0.92000

			=	$115,000

Your new Withdrawal Benefit Base			=	$160,000	x	$125,000 – $10,000
						$125,000

			=	$160,000	x	$115,000
						$125,000

			=	$160,000	x	0.92000

			=	$147,200

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the RIE II Bonus Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as benefits available with RIE II, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE II

If you elect RIE II, we will deduct a quarterly fee from your Account Value (“RIE II Fee”). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2375% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.2875% for joint-life coverage). The maximum RIE II Fee you can pay in any one Account Year is equal to 0.95% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for RIE II was initially, on an annual basis, 0.80% of the highest Withdrawal Benefit Base for single-life coverage (1.00% for joint-life coverage). Your cost for RIE II will not increase unless:

•	you decide to step-up your Withdrawal Benefit Base, as described below under “Step-Up Under RIE II,” and

•	you consent in writing, at the time of step-up, to accept an increase in your RIE II Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your RIE II Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.

•	If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described below under “Step-Up Under RIE II.” If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under “Cancellation of RIE II” in this Appendix.

Step-Up Under RIE II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

•
Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) must be greater than your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee.

•
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base

•
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the applicable table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Your new Withdrawal Benefit Base is set to equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarter-end Account Values are first reduced by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 75 by your first Account Anniversary. Your Annual Withdrawal Amount is now $6,780.

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE II with single-life coverage or, for a higher RIE II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while RIE II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE II is in effect. Whereas single-life coverage provides annual withdrawals under RIE II only until any Participant dies, joint-life coverage provides annual withdrawals under RIE II for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including RIE II, ends. To take annual withdrawals under RIE II’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the RIE II Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your RIE II Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE II Coverage Date, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under RIE II” in this Appendix. The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE II benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE II is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE II can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE II

Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time. Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, RIE II will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

RIE II will also be cancelled for any of the following:

•	upon a termination of the Contract;
•	upon annuitization*; or
•	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership of the Contract may also cancel your benefits under RIE II.

Death of Participant Under RIE II with Single-Life Coverage

If you selected single-life coverage, RIE II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE II on the original Contract (assuming that your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

•	the new percentage rate used to calculate the RIE II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the RIE II Fee;

•	the new Withdrawal Benefit Base and the new RIE II Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

•	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

•	a new RIE II Bonus Period begins.

Death of Participant Under RIE II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE II, the provisions of the section titled “Death of Participant Under RIE II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the RIE II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•
the Withdrawal Benefit Base and the RIE II Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE II” in this Appendix);

•
if withdrawals under RIE II have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE II Coverage Date;

•	if withdrawals under RIE II have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the RIE II Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE II, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE II

Under the terms of RIE II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE II. If you elected to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX N -
Income ON Demand® II Escalator

The optional living benefit known as Income ON Demand II Escalator (“IOD II Escalator”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in IOD II Escalator, the following information applies to your Contract. IOD II Escalator is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in IOD II Escalator, your Lifetime Income Percentage (defined below) is different from the Lifetime Income Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Income Amount,” “Step-Up Under IOD II Escalator,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under IOD II Escalator,” the fee charged for IOD II Escalator is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of IOD II Escalator” in this Appendix.)

To describe how IOD II Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Escalator Fee” (see “Cost of IOD II Escalator”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II Escalator and any elected optional death benefit automatically terminate.

IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under “Cancellation of IOD II Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD II Escalator” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described in this Appendix under “Step-Up Under IOD II Escalator”;

•
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described below under “How IOD II Escalator Works”;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under IOD II Escalator” in this Appendix.) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described above under “Determining Your Income Benefit Base.”

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Escalator Works”).

How IOD II Escalator Works

Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD II Escalator works. These examples assume that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD II Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under “Cancellation of IOD II Escalator” in this Appendix.

Withdrawals Under IOD II Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$50,000	$61,538	$3,077	$0	$3,077
7	$50,000	$61,538	$3,077	$0	$6,154
8	$50,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Escalator

If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value (“IOD II Escalator Fee”). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for IOD II Escalator was initially, on an annual basis, 0.80% of the highest Fee Base for single-life coverage (1.00% for joint-life coverage). Your cost for IOD II Escalator will not increase unless:

•	you decide to step-up your Income Benefit Base, as described in this Appendix under “Step-Up Under IOD II Escalator,” and

•	you consent in writing, at the time of step-up, to accept an increase in your IOD II Escalator Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix. Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base. The following examples assume that you purchased your Contract on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are as of the beginning of the Account Year unless otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Escalator Fee will not change during an Account Year, unless you take one of two specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Escalator Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.

In addition, on your Account Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described below under “Step-Up Under IOD II Escalator.”

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Escalator Fee.

We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under “Cancellation of IOD II Escalator” in this Appendix.

Step-Up Under IOD II Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

•
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee.

•
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 75. Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age Younger Spouse at Step-up	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the applicable table above.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to accumulate income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Escalator

Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II Escalator will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Escalator will also be cancelled for any of the following:

•	upon a termination of the Contract;
•	upon annuitization*; or
•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II Escalator.

Death of Participant Under IOD II Escalator with Single-Life Coverage

If you elected single-life coverage, IOD II Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Escalator on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

•	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

•
the new percentage rate used to calculate the IOD II Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Escalator Fee;

•	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

•	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

•	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Escalator, the provisions of the section above titled “Death of Participant Under IOD II Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•
the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Escalator” in this Appendix);

•
if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

•	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of th Participant;

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

•	the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Escalator

Under the terms of IOD II Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Escalator. If you elected to participate in IOD II Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Escalator, as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX O -
RETIREMENT ASSET PROTECTORSM

The optional living benefit known as Retirement Asset Protector was available on Contracts purchased on or after March 5, 2007 and prior to August 17, 2009. If you elected to participate in Retirement Asset Protector, the following information applies to your Contract. Retirement Asset Protector is no longer available for sale on new Contracts, and therefore, renewals of the benefit are no longer available.

If you purchased your Contract prior to February 17, 2009, and elected to participate in Retirement Asset Protector, the fee charged for your living benefit is lower than the fee charged on Contracts purchased on or after that date. (See “Cost of Retirement Asset Protector.”) Your fee will not increase unless you elect to “step-up” as described under “Step-Up Under Retirement Asset Protector,” and you consent in writing to accept the higher fee.

To describe how Retirement Asset Protector works, we use the following definitions:

Retirement Asset Protector Benefit Base:
An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under “Step-Up Under Retirement Asset Protector.”

GMAB Maturity Date:
The date when Retirement Asset Protector matures. If you are younger than 85 on the Issue Date, your GMAB Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your most recent step-up. (See “Step-Up Under Retirement Asset Protector.”) If you are 85 on the Issue Date, your GMAB Maturity Date is your Maximum Annuity Commencement Date.

You and Your:
Under Retirement Asset Protector, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under Retirement Asset Protector.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Retirement Asset Protector guarantees a return of the greater of:

•	the excess of your Retirement Asset Protector Benefit Base over your Account Value or
•	your total fees paid for Retirement Asset Protector (“Retirement Asset Protector Fees”),
regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

If you are participating in Retirement Asset Protector, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Cost of Retirement Asset Protector

If you elected Retirement Asset Protector, we will deduct a quarterly fee from your Account Value (“Retirement Asset Protector Fee” or “rider fee”). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.1875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Account Year is equal to 0.75% of the highest Retirement Asset Protector Benefit Base at any point in that Account Year.

If you purchased your Contract prior to February 17, 2009, your cost for Retirement Asset Protector was initially, on an annual basis, 0.35% of your Retirement Asset Protector Benefit Base. The cost of your benefit will not increase unless, at time of step-up, you consent in writing to accept this higher fee of 0.75%. If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

•	If you made an additional Purchase Payment during your first Account Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

•	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

•	If you elect to “step-up” your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

•	you annuitize your Contract;

•	Retirement Asset Protector matures on the GMAB Maturity Date;

•	your Retirement Asset Protector benefit is cancelled as described in this Appendix under “Cancellation of Retirement Asset Protector;” or

•	your Account Value is reduced to zero.

How Retirement Asset Protector Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of:

(a)	any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges; and

(b)	the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date.

We determine the value of (b) in two steps.

(1)
As described above under “Cost of Retirement Asset Protector,” each quarter between the Issue Date and the GMAB Maturity Date we calculate the Retirement Asset Protector Fee by multiplying your Retirement Asset Protector Benefit Base on the last valuation day of that quarter by the applicable percentage rate.

(2)	We then sum each quarterly amount calculated in (1) to determine the total amount of Retirement Asset Protector Fees paid.

In the situation where you purchased your Contract on or after February 17, 2009, and do not make additional Purchase Payments or partial withdrawals and you do not “step-up,” you can expect the total fees paid to equal 7.50% of your initial Purchase Payment. In other words, because Retirement Asset Protector matures in 10 years, we multiply 0.1875% times 40 quarters (four quarters per year for 10 years) to obtain the percentage (7.50%) needed to determine the total amount of the fees to be paid. If you make additional Purchase Payments, you “step-up,” or the percentage rate used to calculate the Retirement Asset Protector Fee is changed at the time of “step-up,” the total amount of fees will be higher.

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:

•
Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•	Assume you make an additional Purchase Payment of $50,000 on April 7, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.

•	Assume you make no withdrawals or additional Purchase Payments and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

•
Assume that, because of poor investment performance, your Account Value on March 7, 2017 is $135,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $15,000 ($150,000 - $135,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $15,000 to your Account Value.

•
Assume instead that, because of better investment performance, your Account Value on March 7, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under Retirement Asset Protector

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Retirement Asset Protector, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of how we handle withdrawals under Retirement Asset Protector:

•
Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•
Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

•	Assume you make no additional withdrawals and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

•
Assume that, because of investment performance, your Account Value on March 7, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector

On or after your first Account Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Account Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.

Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under Retirement Asset Protector will “mature” on your 10th Account Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the “GMAB Maturity Date”), we will credit the greater of:

•	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

•	the total amount of fees you paid for Retirement Asset Protector.

•
Assume that you purchased a Contract on March 7, 2008 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•
Assume that, on March 7, 2009, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be March 7, 2019.

•	Assume you make no withdrawals prior to the GMAB Maturity Date on March 7, 2019.

•
Assume that your Account Value on March 7, 2019 is $108,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($118,000 - $108,000). Your total Retirement Asset Protector Fee is equal to the sum of all fees applied prior to the step-up plus the sum of all fees applied after the step-up.

The sum of all fees applied prior to the step-up are equal to the sum of the value of the Benefit Bases prior to the step-up multiplied by the quarterly fee percentage applicable prior to the step-up [($100,000 x 4) x (0.35% ÷ 4)].  Similarly, the sum of all fees applied after the step-up are equal to the sum of the value of the Benefit Bases after the step-up multiplied by the quarterly fee percentage applicable after the step-up [($118,000 x 40) x (0.75% ÷ 4)].

In this case, the total amount of rider fees paid is $9,200. Therefore, we will credit $10,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth in this Appendix under “Cost of Retirement Asset Protector.” In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Cancellation of Retirement Asset Protector

You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease. Once cancelled, Retirement Asset Protector cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Retirement Asset Protector will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of Participant Under Retirement Asset Protector

If the Participant dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The GMAB Maturity Date does not change.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Retirement Asset Protector. If you withdraw all or a portion of your retirement plan’s Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see “Withdrawals Under Retirement Asset Protector” in this Appendix).

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX P -
Income ON Demand® III Escalator

The optional living benefit known as Income ON Demand III Escalator (“IOD III Escalator”) was available on Contracts purchased on or after August 17, 2009 and prior to February 8, 2010. If you elected to participate in IOD III Escalator, the following information applies to your Contract. IOD III Escalator is no longer available for sale on new Contracts. To describe how IOD III Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD III Escalator Fee” (see “Cost of IOD III Escalator” in this Appendix).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD III Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD III Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described in this Appendix under the sections entitled “Death of Participant Under IOD III Escalator with Single-Life Coverage” and “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, IOD III Escalator and the MAV optional death benefit, if elected, automatically terminate.

IOD III Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Income Benefit Base depending upon your age. Under IOD III Escalator, if you forgo withdrawing all or any part of your Annual Income Amount in any one year, that amount will be stored or banked in the Stored Income Balance for use in later years. In any future year, you may take more than your Annual Income Amount by drawing from that amount which you have stored or banked. Thus, in future years, you can take your full Annual Income Amount plus all or a portion of that amount which you have stored or banked.

If you are participating in IOD III Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

If you are participating in IOD III Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD III Escalator. (The term of IOD III Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD III Escalator are terminated or cancelled as described in this Appendix under “Cancellation of IOD III Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD III Escalator.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD III Escalator with Single-Life Coverage” and “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD III Escalator” in this Appendix;

•
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD III Escalator Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the table below.

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described in this Appendix under “Joint-Life Coverage.”

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under IOD III Escalator” in this Appendix) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD III Escalator Works”).

How IOD III Escalator Works

Under the terms of IOD III Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD III Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD III Escalator works.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD III Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund will cancel IOD III Escalator as described in this Appendix under “Cancellation of IOD III Escalator.”

Withdrawals Under IOD III Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD III Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD III Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD III Escalator

If you elected IOD III Escalator, we will deduct a quarterly fee from your Account Value (“IOD III Escalator Fee”). The IOD III Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2750 % of your Fee Base on that day, if you elected single-life coverage (0.3250% for joint-life coverage). On an annual basis, the IOD III Escalator Fee is equal to 1.10% of your Fee Base if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD III Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD III Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year except as otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD III Escalator Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD III Escalator Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD III Escalator Fee.

In addition, on your Account Anniversary, the IOD III Escalator Fee may also change, if we increase the percentage used to calculate the IOD III Escalator Fee as described below under “Step-Up Under IOD III Escalator.”

The investment performance of the Designated Funds will not affect your IOD III Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD III Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD III Escalator Fee.

We will continue to deduct the IOD III Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD III Escalator are cancelled as described under “Cancellation of IOD III Escalator” in this Appendix.

Step-Up Under IOD III Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

•
Your Account Value minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts. Since we are no longer issuing Contracts with IOD III Escalator, the percentage rate we use to calculate your IOD III Escalator Fee will be set based upon current market conditions at that time.

•
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD III Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD III Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base. Here is an example of how step-up works under IOD III Escalator:

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD III Escalator with single-life coverage and do not take any withdrawals. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

Assume that your Account Value grows to $103,000 by the end of Account Year 1. Because your Account Value minus your Stored Income Balance ($103,000 - $5,000) is less than your current Income Benefit Base, you will not step-up.

Assume further that your Account Value grows to $113,000 by the end of Account Year 2. Because your Account Value minus your Stored Income Balance ($113,000 - $10,000) is greater than your current Income Benefit Base ($100,000), you will step-up. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($103,000). Your new Annual Income Amount will be $5,150 (5% of your new Income Benefit Base).

Assume further that your Account Value grows to $125,150 by the end of Account Year 3. Because your Account Value minus your Stored Income Balance ($125,150 - $15,150) is greater than your current Income Benefit Base ($103,000), you will step-up again. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($110,000). Your new Annual Income Amount will be $5,500 (5% of your new Income Benefit Base).

Account Year	Account Value End of Year	Stored Income Balance Beginning of Year	Income Benefit Base End of Year	Annual Income Amount End of Year	Withdrawals
1	$103,000	$5,000	$100,000	$5,000	0
2	$113,000	$10,000	$103,000	$5,150	0
3	$125,150	$15,150	$110,000	$5,500	0

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. Your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described below under “Joint-Life Coverage.”

The above example assumes that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 77 at issue and have attained age 80 by the end of Account Year 3. When your Income Benefit Base steps-up to $110,000 your new Lifetime Income Percentage is 6% since you are now age 80. Your Annual Income Amount is now $6,600 and your Stored Income Balance becomes $21,750 at the beginning of Account Year 4.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD III Escalator with single-life coverage or, for a higher IOD III Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD III Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD III Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the table below.

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD III Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

Cancellation of IOD III Escalator

Should you decide that IOD III Escalator is no longer appropriate for you, you may cancel IOD III Escalator at any time. Upon cancellation, all benefits and charges under IOD III Escalator shall cease. Once cancelled, IOD III Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD III Escalator will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD III Escalator will also be cancelled for any of the following:

•	upon a termination of the Contract;
•	upon annuitization*; or
•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD III Escalator.

Death of Participant Under IOD III Escalator with Single-Life Coverage

If you elected single-life coverage, IOD III Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD III Escalator benefit on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

•	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

•
the new percentage rate used to calculate the IOD III Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD III Escalator Fee;

•	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

•	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

•	the new Stored Income Balance will be reset to zero.

Note that single-life coverage may be inappropriate on a co-owned Contract, because all living benefits will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” in the prospectus to which this Appendix is attached) or any living benefits under the Contract.

Death of Participant Under IOD III Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD III Escalator, the provisions of the section above titled “Death of Participant Under IOD III Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD III Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•
the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD III Escalator” in this Appendix);

•
if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

•	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

•	the percentage rate of the IOD III Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD III Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD III Escalator

Under the terms of IOD III Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD III Escalator. If you elected to participate in IOD III Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD III Escalator as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD III Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX Q -
BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled. . For Contracts with the Sun Income Riser with 7% bonus, the following is the Build Your Own Portfolio model that applies to your Contract.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Research Bond Series	PIMCO Global Multi-Asset Managed Allocation Portfolio	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	MFS® Global Tactical Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Portfolio	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	MFS® Conservative Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio
Huntington VA Mortgage Securities Fund1	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Money Market Portfolio®	AllianceBernstein Dynamic Asset Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Limited Maturity Portfolio	PIMCO All Asset Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
MFS® Inflation-Adjusted Bond Portfolio	Putnam VT Absolute Return 500 Fund	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
Wells Fargo Variable Trust - VT Total Return Bond Fund		MFS® Growth Allocation Portfolio	Huntington VA Dividend Capture Fund1	First Eagle Overseas Variable Fund	Huntington VA Rotating Markets Fund1
JPMorgan Insurance Trust Core Bond Portfolio		BlackRock Global Allocation V.I. Fund	Huntington VA Income Equity Fund1	Oppenheimer Global Fund/VA	Huntington VA Real Strategies Fund1
		Huntington VA Balanced Fund1	MFS® Value Series	Columbia Variable Portfolio - Marsico International Opportunities Fund	Templeton Global Bond VIP Fund
			MFS® Mid Cap Value Portfolio	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
			JPMorgan Insurance Trust U.S. Equity Portfolio	MFS® International Growth Portfolio
			Putnam VT Equity Income Fund	MFS® Growth Series
Columbia Variable Portfolio - Marsico Growth Fund
Columbia Variable Portfolio - Marsico 21st Century Fund
Huntington VA Growth Fund1
Huntington VA Mid Corp America Fund1
Huntington VA International Equity Fund1
Huntington VA Situs Fund1

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Mid Cap Growth Series
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Invesco V.I. American Value Fund
AllianceBernstein International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AllianceBernstein Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO EqS Pathfinder Portfolio
Universal Institutional Funds Inc. - Growth Portfolio

1 Only available if you purchased your Contract through a Huntington Bank representative.

For all Contracts purchased on or after August 17, 2009, and before February 8, 2010, including Contracts with SIR with a 6% bonus, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%
MFS® Research Bond Series	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Portfolio	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio
Huntington VA Mortgage Securities Fund1	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Money Market Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Limited Maturity Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
MFS® Inflation-Adjusted Bond Portfolio	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
Wells Fargo Variable Trust - VT Total Return Bond Fund	MFS® Conservative Allocation Portfolio	Huntington VA Dividend Capture Fund1	First Eagle Overseas Variable Fund	Huntington VA Rotating Markets Fund1
JPMorgan Insurance Trust Core Bond Portfolio	MFS® Moderate Allocation Portfolio	Huntington VA Income Equity Fund1	Oppenheimer Global Fund/VA	Huntington VA Real Strategies Fund1
	MFS® Growth Allocation Portfolio	MFS® Value Series	Columbia Variable Portfolio -Marsico International Opportunities Fund	PIMCO All Asset Portfolio
	BlackRock Global Allocation V.I. Fund	MFS® Mid Cap Value Portfolio	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)	Templeton Global Bond VIP Fund
	Huntington VA Balanced Fund1	JPMorgan Insurance Trust U.S. Equity Portfolio	MFS® International Growth Portfolio
	PIMCO Global Multi-Asset Managed Allocation Portfolio	Putnam VT Equity Income Fund	MFS® Growth Series
	MFS® Global Tactical Allocation Portfolio		Columbia Variable Portfolio -Marsico Growth Fund
	AllianceBernstein Dynamic Asset Allocation Portfolio		Columbia Variable Portfolio - Marsico 21st Century Fund
	Putnam VT Absolute Return 500 Fund		Huntington VA Growth Fund1
Huntington VA Mid Corp America Fund1
Huntington VA International Equity Fund1
Huntington VA Situs Fund1
MFS® Mid Cap Growth Series
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Invesco V.I. American Value Fund
AllianceBernstein International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AllianceBernstein Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO EqS Pathfinder Portfolio
Universal Institutional Funds Inc. - Growth Portfolio

1 Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased after February 16, 2009, and prior to August 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%
MFS® Research Bond Series	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	Fidelity® Balanced Portfolio(of Variable Insurance Products Fund III)	MFS® Value Portfolio	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio
Huntington VA Mortgage Securities Fund1	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Money Market Portfolio	Oppenheimer Capital Income Fund/VA	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Limited Maturity Portfolio	Invesco V.I. Equity and Income Fund	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
MFS® Inflation-Adjusted Bond Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
Wells Fargo Variable trust - VT Total Return Bond Fund	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	Huntington VA Dividend Capture Fund1	First Eagle Overseas Variable Fund	Huntington VA Rotating Markets Fund1
JPMorgan Insurance Trust Core Bond Portfolio	MFS® Conservative Allocation Portfolio	Huntington VA Income Equity Fund1	Oppenheimer Global Fund/VA	Huntington VA Real Strategies Fund1
	MFS® Moderate Allocation Portfolio	MFS® Value Series	Columbia Variable Portfolio - Marsico International Opportunities Fund	PIMCO All Asset Portfolio
	MFS® Growth Allocation Portfolio	MFS® Mid Cap Value Portfolio	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)	Templeton Global Bond VIP Fund
	BlackRock Global Allocation V.I. Fund	JPMorgan Insurance Trust U.S. Equity Portfolio	MFS® International Growth Portfolio
	Huntington VA Balanced Fund1	Putnam VT Equity Income Fund	MFS® Growth Series
	PIMCO Global Multi-Asset Managed Allocation Portfolio		Columbia Variable Portfolio - Marsico Growth Fund
	MFS® Global Tactical Allocation Portfolio		Columbia Variable Portfolio - Marsico 21st Century Fund
	AllianceBernstein Dynamic Asset Allocation Portfolio		Huntington VA Growth Fund1
	Putnam VT Absolute Return 500 Fund		Huntington VA Mid Corp America Fund1
Huntington VA International Equity Fund1
Huntington VA Situs Fund1
MFS® Mid Cap Growth Series
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Invesco V.I. American Value Fund
AllianceBernstein International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AllianceBernstein Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO EqS Pathfinder Portfolio
Universal Institutional Funds Inc. - Growth Portfolio

1 Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased prior to February 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%

PIMCO Total Return Portfolio7	AllianceBernstein Balanced Wealth Strategy Portfolio8	Lord Abbett Series Fund - Funamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Research Bond Series	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Portfolio	MFS® Blended Research Small Cap Equity Portfolio	MFS® High Yield Portfolio
MFS® Government Securities Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Founding Funds Allocation VIP Fund8	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund - Growth Opportunities Portfolio	MFS® Global Real Estate Portfolio
PIMCO Real Return Portfolio7	MFS® Total Return Series	MFS® Utilities Portfolio	Oppenheimer Main Street Small Cap Fund/VA2	PIMCO CommodityRealReturn® Strategy Portfolio
Huntington VA Mortgage Securities Fund5	Oppenheimer Capital Income Fund/VA	MFS® Blended Research® Core Equity Portfolio2	MFS® New Discovery Portfolio2	Templeton Developing Markets VIP Fund6
MFS® Money Market Portfolio	Invesco V.I. Equity and Income Fund8	MFS® Global Research Portfolio2	MFS® Mass Investors Growth Stock Portfolio2	MFS® Emerging Markets Equity Portfolio
MFS® Limited Maturity Portfolio	Fidelity® Freedom 2010 Portfolio (of Variable Insurance Products Fund IV)7	MFS® Core Equity Portfolio	MFS® International Value Portfolio	MFS® Strategic Income Portfolio1
MFS® Inflation-Adjusted Bond Portfolio8	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Foreign VIP Fund6	Lazard Retirement Emerging Markets Equity Portfolio8
Wells Fargo Variable Trust - VT Total Return Bond Fund8	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	Oppenheimer Main St. Fund®/VA7	MFS® Research International Portfolio	Huntington VA Rotating Markets Fund5
JPMorgan Insurance Trust Core Bond Portfolio8	MFS® Conservative Allocation Portfolio8	Huntington VA Dividend Capture Fund5	Templeton Growth VIP Fund	Huntington VA Real Strategies Fund5
	MFS® Moderate Allocation Portfolio 8	Huntington VA Income Equity Fund5	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio
	MFS® Growth Allocation Portfolio 8	MFS® Value Series8	Oppenheimer Global Fund/VA	Templeton Global Bond VIP Fund8
	BlackRock Global Allocation V.I. Fund8	MFS® Mid Cap Value Portfolio8	Columbia Variable Portfolio - Marsico International Opportunities Fund
	Huntington VA Balanced Fund5	JPMorgan Insurance Trust U.S. Equity Portfolio8	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	PIMCO Global Multi-Asset Managed Allocation Portfolio8	Putnam VT Equity Income Fund8	Wanger USA3
	MFS® Global Tactical Allocation Portfolio8		Wanger Select3
	AllianceBernstein Dynamic Asset Allocation Portfolio8		Columbia Variable Portfolio - Small Cap Value Fund3
	Putnam VT Absolute Return 500 Fund8		MFS® International Growth Portfolio
MFS® Growth Series8
Columbia Variable Portfolio - Marsico Growth Fund4
Columbia Variable Portfolio - Marsico 21st Century Fund4
MFS® Global Growth Portfolio1
Huntington VA Growth Fund5

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%
Huntington VA Mid Corp America Fund5
Huntington VA International Equity Fund5
Huntington VA Situs Fund5
MFS® Mid Cap Growth Series8
Universal Institutional Fund Inc. - Mid Cap Growth Portfolio8
Invesco V.I. American Value Fund8
AllianceBernstein International Growth Portfolio8
AllianceBernstein International Value Portfolio7, 8
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund IV)8
MFS® New Discovery Value Portfolio 8
MFS® New Discovery Series8
AllianceBernstein Small/Mid Cap Value Portfolio8
Invesco V.I. International Growth Fund8
PIMCO EqS Pathfinder Portfolio8
Universal Institutional Funds Inc. - Growth Portfolio8

1   Only available if you purchased your Contract before February 2, 2004.
2   Only available if you purchased your Contract before March 5, 2007.
3   Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.
4   Only B Class shares available if you purchased your Contract on or after March 5, 2007. Only A Class shares available if you purchased your Contract through Bank of America representative before March 5, 2007.
5   Only available if you purchased your Contract through a Huntington Bank representative.
6   Only available if you purchased your Contract before March 10, 2008.
7   Only available if you purchased your Contract before October 20, 2008.
8   Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

APPENDIX R -
CONDENSED FINANCIAL INFORMATION

The following information for Sun Life Financial Masters Flex should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. Calculated  unit values are provided for portfolios with zero accumulated units at year end.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

AllianceBernstein Dynamic Asset Allocation Portfolio, Class B	01	2013	9.9821	10.9889	1,499,014
	01	2012	9.3981	9.9821	251,645
	01	2011	10.0000	9.3981	35,337

	02	2013	9.9482	10.9294	88,397
	02	2012	9.3854	9.9482	31,379
	02	2011	10.0000	9.3854	29,739

	03	2013	9.9398	10.9146	4,383
	03	2012	9.3822	9.9398	0
	03	2011	10.0000	9.3822	0

	04	2013	9.9144	10.8700	430,381
	04	2012	9.3727	9.9144	65,655
	04	2011	10.0000	9.3727	519

	05	2013	9.9060	10.8552	0
	05	2012	9.3695	9.9060	0
	05	2011	10.0000	9.3695	0

	06	2013	9.8807	10.8109	0
	06	2012	9.3600	9.8807	0
	06	2011	10.0000	9.3600	0

	07	2013	9.8722	10.7962	0
	07	2012	9.3568	9.8722	0
	07	2011	10.0000	9.3568	0

	08	2013	9.8386	10.7373	0
	08	2012	9.3441	9.8386	0
	08	2011	10.0000	9.3441	0

AllianceBernstein International Growth Portfolio	01	2013	8.0542	8.9765	320,945
	01	2012	7.1071	8.0542	338,063
	01	2011	8.6073	7.1071	413,315
	01	2010	7.7716	8.6073	381,556
	01	2009	5.6752	7.7716	300,021
	01	2008	10.0000	5.6752	98,827

	02	2013	7.9756	8.8708	54,321
	02	2012	7.0522	7.9756	69,042
	02	2011	8.5581	7.0522	68,273
	02	2010	7.7429	8.5581	68,088
	02	2009	5.6658	7.7429	75,109
	02	2008	10.0000	5.6658	53,740

	03	2013	7.9561	8.8447	414
	03	2012	7.0386	7.9561	423
	03	2011	8.5459	7.0386	445
	03	2010	7.7358	8.5459	372
	03	2009	5.6634	7.7358	395
	03	2008	10.0000	5.6634	0

	04	2013	7.8976	8.7662	53,557
	04	2012	6.9975	7.8976	74,189
	04	2011	8.5091	6.9975	80,335
	04	2010	7.7143	8.5091	67,408
	04	2009	5.6564	7.7143	32,890
	04	2008	10.0000	5.6564	7,294

	05	2013	7.8782	8.7402	0
	05	2012	6.9839	7.8782	0
	05	2011	8.4969	6.9839	0
	05	2010	7.7072	8.4969	0
	05	2009	5.6540	7.7072	0
	05	2008	10.0000	5.6540	0

	06	2013	7.8202	8.6626	0
	06	2012	6.9432	7.8202	0
	06	2011	8.4604	6.9432	0
	06	2010	7.6858	8.4604	0
	06	2009	5.6470	7.6858	0
	06	2008	10.0000	5.6470	0

	07	2013	7.8010	8.6368	0
	07	2012	6.9297	7.8010	188
	07	2011	8.4482	6.9297	192
	07	2010	7.6787	8.4482	166
	07	2009	5.6446	7.6787	166
	07	2008	10.0000	5.6446	181

	08	2013	7.7244	8.5346	0
	08	2012	6.8758	7.7244	0
	08	2011	8.3997	6.8758	0
	08	2010	7.6502	8.3997	0
	08	2009	5.6352	7.6502	0
	08	2008	10.0000	5.6352	0

AllianceBernstein Small/Mid Cap Value Portfolio, Class B	01	2013	12.2159	16.5361	154,802
	01	2012	10.4853	12.2159	41,044
	01	2011	10.0000	10.4853	121

	02	2013	12.1840	16.4594	20,448
	02	2012	10.4793	12.1840	15,154
	02	2011	10.0000	10.4793	0

	03	2013	12.1760	16.4403	0
	03	2012	10.4779	12.1760	0
	03	2011	10.0000	10.4779	0

	04	2013	12.1521	16.3829	42,770
	04	2012	10.4734	12.1521	0
	04	2011	10.0000	10.4734	0

	05	2013	12.1441	16.3637	0
	05	2012	10.4719	12.1441	0
	05	2011	10.0000	10.4719	0

	06	2013	12.1202	16.3066	0
	06	2012	10.4674	12.1202	0
	06	2011	10.0000	10.4674	0

	07	2013	12.1123	16.2875	0
	07	2012	10.4659	12.1123	0
	07	2011	10.0000	10.4659	0

	08	2013	12.0804	16.2115	0
	08	2012	10.4599	12.0804	0
	08	2011	10.0000	10.4599	0

AllianceBernstein Balanced Wealth Strategy Portfolio, Class B	01	2013	10.7561	12.3001	1,584,521
	01	2012	9.6471	10.7561	1,736,421
	01	2011	10.1178	9.6471	1,881,783
	01	2010	9.3270	10.1178	2,050,087
	01	2009	7.6202	9.3270	1,784,489
	01	2008	10.0000	7.6202	508,051

	02	2013	10.6511	12.1553	256,494
	02	2012	9.5725	10.6511	336,328
	02	2011	10.0600	9.5725	373,813
	02	2010	9.2927	10.0600	435,327
	02	2009	7.6076	9.2927	526,947
	02	2008	10.0000	7.6076	302,611

	03	2013	10.6251	12.1195	5,003
	03	2012	9.5540	10.6251	5,655
	03	2011	10.0457	9.5540	5,787
	03	2010	9.2841	10.0457	6,871
	03	2009	7.6045	9.2841	11,870
	03	2008	10.0000	7.6045	0

	04	2013	10.5470	12.0119	154,737
	04	2012	9.4984	10.5470	164,245
	04	2011	10.0025	9.4984	162,046
	04	2010	9.2584	10.0025	165,497
	04	2009	7.5950	9.2584	92,095
	04	2008	10.0000	7.5950	2,449

	05	2013	10.5211	11.9763	0
	05	2012	9.4799	10.5211	0
	05	2011	9.9881	9.4799	0
	05	2010	9.2498	9.9881	0
	05	2009	7.5919	9.2498	0
	05	2008	10.0000	7.5919	0

	06	2013	10.4437	11.8700	4,874
	06	2012	9.4247	10.4437	0
	06	2011	9.9452	9.4247	0
	06	2010	9.2242	9.9452	0
	06	2009	7.5824	9.2242	0
	06	2008	10.0000	7.5824	0

	07	2013	10.4180	11.8348	0
	07	2012	9.4064	10.4180	0
	07	2011	9.9309	9.4064	0
	07	2010	9.2156	9.9309	0
	07	2009	7.5793	9.2156	0
	07	2008	10.0000	7.5793	0

	08	2013	10.3158	11.6947	0
	08	2012	9.3333	10.3158	0
	08	2011	9.8738	9.3333	0
	08	2010	9.1815	9.8738	0
	08	2009	7.5667	9.1815	0
	08	2008	10.0000	7.5667	0

AllianceBernstein International Value Portfolio, Class B	01	2013	6.4781	7.8194	2,321,059
	01	2012	5.7685	6.4781	2,983,793
	01	2011	7.2804	5.7685	3,546,247
	01	2010	7.0973	7.2804	3,508,578
	01	2009	5.3710	7.0973	3,683,874
	01	2008	10.0000	5.3710	4,086,605

	02	2013	6.4149	7.7273	1,315,871
	02	2012	5.7239	6.4149	1,709,740
	02	2011	7.2388	5.7239	2,013,385
	02	2010	7.0711	7.2388	1,977,577
	02	2009	5.3621	7.0711	2,018,201
	02	2008	10.0000	5.3621	2,140,685

	03	2013	6.3992	7.7045	8,703
	03	2012	5.7128	6.3992	10,622
	03	2011	7.2284	5.7128	11,455
	03	2010	7.0646	7.2284	13,964
	03	2009	5.3598	7.0646	18,076
	03	2008	10.0000	5.3598	22,855

	04	2013	6.3521	7.6361	166,081
	04	2012	5.6795	6.3521	178,771
	04	2011	7.1973	5.6795	220,860
	04	2010	7.0450	7.1973	235,379
	04	2009	5.3532	7.0450	239,763
	04	2008	10.0000	5.3532	261,208

	05	2013	6.3365	7.6135	0
	05	2012	5.6685	6.3365	0
	05	2011	7.1870	5.6685	0
	05	2010	7.0384	7.1870	0
	05	2009	5.3509	7.0384	0
	05	2008	10.0000	5.3509	0

	06	2013	6.2898	7.5459	345
	06	2012	5.6354	6.2898	406
	06	2011	7.1561	5.6354	407
	06	2010	7.0189	7.1561	335
	06	2009	5.3443	7.0189	1,892
	06	2008	10.0000	5.3443	3,189

	07	2013	6.2744	7.5235	1,240
	07	2012	5.6245	6.2744	1,598
	07	2011	7.1458	5.6245	1,599
	07	2010	7.0124	7.1458	2,940
	07	2009	5.3420	7.0124	6,685
	07	2008	10.0000	5.3420	1,618

	08	2013	6.2128	7.4344	0
	08	2012	5.5807	6.2128	0
	08	2011	7.1047	5.5807	0
	08	2010	6.9864	7.1047	0
	08	2009	5.3331	6.9864	0
	08	2008	10.0000	5.3331	0

BlackRock Global Allocation V.I. Fund – Class III	01	2013	13.2523	14.9126	16,504,124
	01	2012	12.2544	13.2523	19,140,072
	01	2011	12.9302	12.2544	20,564,795
	01	2010	11.9778	12.9302	20,347,531
	01	2009	10.0720	11.9778	14,489,451
	01	2008	10.0000	10.0720	758,602

	02	2013	13.1394	14.7555	2,946,131
	02	2012	12.1749	13.1394	3,568,719
	02	2011	12.8725	12.1749	3,913,986
	02	2010	11.9487	12.8725	3,821,727
	02	2009	10.0679	11.9487	3,506,196
	02	2008	10.0000	10.0679	220,728

	03	2013	13.1114	14.7166	24,000
	03	2012	12.1552	13.1114	20,363
	03	2011	12.8581	12.1552	20,303
	03	2010	11.9414	12.8581	19,479
	03	2009	10.0669	11.9414	25,661
	03	2008	10.0000	10.0669	0

	04	2013	13.0273	14.5998	2,301,902
	04	2012	12.0958	13.0273	2,485,428
	04	2011	12.8149	12.0958	2,494,209
	04	2010	11.9195	12.8149	2,383,570
	04	2009	10.0639	11.9195	1,190,736
	04	2008	10.0000	10.0639	34,766

	05	2013	12.9994	14.5611	9,623
	05	2012	12.0761	12.9994	0
	05	2011	12.8005	12.0761	664
	05	2010	11.9122	12.8005	636
	05	2009	10.0629	11.9122	41,023
	05	2008	10.0000	10.0629	0

	06	2013	12.9160	14.4455	19,559
	06	2012	12.0171	12.9160	10,439
	06	2011	12.7575	12.0171	3,922
	06	2010	11.8904	12.7575	4,821
	06	2009	10.0598	11.8904	1,811
	06	2008	10.0000	10.0598	0

	07	2013	12.8883	14.4071	0
	07	2012	11.9975	12.8883	1,579
	07	2011	12.7432	11.9975	0
	07	2010	11.8831	12.7432	40
	07	2009	10.0588	11.8831	68
	07	2008	10.0000	10.0588	0

	08	2013	12.7779	14.2545	0
	08	2012	11.9192	12.7779	0
	08	2011	12.6860	11.9192	0
	08	2010	11.8540	12.6860	0
	08	2009	10.0547	11.8540	0
	08	2008	10.0000	10.0547	0

Columbia Variable Portfolio - Marsico Growth Fund, Class 1	01	2013	12.3786	16.5136	427
	01	2012	11.2149	12.3786	427
	01	2011	11.7119	11.2149	427
	01	2010	9.7971	11.7119	428
	01	2009	7.8645	9.7971	0
	01	2008	13.2067	7.8645	0
	01	2007	11.4316	13.2067	0
	01	2006	10.9553	11.4316	0
	01	2005	10.0000	10.9553	0

	02	2013	12.1837	16.2206	0
	02	2012	11.0610	12.1837	0
	02	2011	11.5747	11.0610	0
	02	2010	9.7020	11.5747	9,047
	02	2009	7.8041	9.7020	9,964
	02	2008	13.1322	7.8041	16,229
	02	2007	11.3903	13.1322	8,149
	02	2006	10.9380	11.3903	8,846
	02	2005	10.0000	10.9380	0

	03	2013	12.1357	16.1485	0
	03	2012	11.0230	12.1357	0
	03	2011	11.5408	11.0230	0
	03	2010	9.6785	11.5408	0
	03	2009	7.7891	9.6785	0
	03	2008	13.1136	7.7891	0
	03	2007	11.3800	13.1136	0
	03	2006	10.9337	11.3800	0
	03	2005	10.0000	10.9337	0

	04	2013	11.9917	15.9324	0
	04	2012	10.9090	11.9917	0
	04	2011	11.4389	10.9090	0
	04	2010	9.6078	11.4389	0
	04	2009	7.7441	9.6078	0
	04	2008	13.0579	7.7441	0
	04	2007	11.3491	13.0579	0
	04	2006	10.9206	11.3491	0
	04	2005	10.0000	10.9206	0

	05	2013	11.9441	15.8610	0
	05	2012	10.8713	11.9441	0
	05	2011	11.4051	10.8713	0
	05	2010	9.5843	11.4051	0
	05	2009	7.7291	9.5843	0
	05	2008	13.0393	7.7291	0
	05	2007	11.3388	13.0393	0
	05	2006	10.9163	11.3388	0
	05	2005	10.0000	10.9163	0

	06	2013	11.8023	15.6488	0
	06	2012	10.7588	11.8023	0
	06	2011	11.3044	10.7588	0
	06	2010	9.5142	11.3044	0
	06	2009	7.6844	9.5142	0
	06	2008	12.9839	7.6844	0
	06	2007	11.3080	12.9839	0
	06	2006	10.9033	11.3080	0
	06	2005	10.0000	10.9033	0

	07	2013	11.7555	15.5787	0
	07	2012	10.7216	11.7555	0
	07	2011	11.2710	10.7216	0
	07	2010	9.4910	11.2710	0
	07	2009	7.6695	9.4910	0
	07	2008	12.9655	7.6695	0
	07	2007	11.2978	12.9655	0
	07	2006	10.8990	11.2978	0
	07	2005	10.0000	10.8990	0

	08	2013	11.5695	15.3009	0
	08	2012	10.5737	11.5695	0
	08	2011	11.1383	10.5737	0
	08	2010	9.3984	11.1383	0
	08	2009	7.6103	9.3984	0
	08	2008	12.8919	7.6103	0
	08	2007	11.2568	12.8919	0
	08	2006	10.8816	11.2568	0
	08	2005	10.0000	10.8816	0

Columbia Variable Portfolio - Marsico Growth Fund, Class 2	01	2013	10.9138	14.5240	608,426
	01	2012	9.9163	10.9138	775,956
	01	2011	10.3762	9.9163	828,625
	01	2010	8.7001	10.3762	886,118
	01	2009	7.0027	8.7001	890,876
	01	2008	11.7878	7.0027	537,847
	01	2007	10.0000	11.7878	228,203

	02	2013	10.7850	14.3233	256,751
	02	2012	9.8193	10.7850	388,307
	02	2011	10.2956	9.8193	419,009
	02	2010	8.6501	10.2956	466,960
	02	2009	6.9766	8.6501	468,202
	02	2008	11.7680	6.9766	229,876
	02	2007	10.0000	11.7680	97,722

	03	2013	10.7531	14.2738	5,210
	03	2012	9.7953	10.7531	3,268
	03	2011	10.2756	9.7953	4,033
	03	2010	8.6377	10.2756	7,137
	03	2009	6.9702	8.6377	7,139
	03	2008	11.7631	6.9702	7,533
	03	2007	10.0000	11.7631	5,975

	04	2013	10.6574	14.1250	117,992
	04	2012	9.7231	10.6574	139,469
	04	2011	10.2155	9.7231	233,021
	04	2010	8.6003	10.2155	223,702
	04	2009	6.9506	8.6003	206,476
	04	2008	11.7482	6.9506	188,130
	04	2007	10.0000	11.7482	21,507

	05	2013	10.6257	14.0758	0
	05	2012	9.6991	10.6257	0
	05	2011	10.1955	9.6991	0
	05	2010	8.5879	10.1955	0
	05	2009	6.9442	8.5879	0
	05	2008	11.7433	6.9442	0
	05	2007	10.0000	11.7433	0

	06	2013	10.5311	13.9292	9,919
	06	2012	9.6276	10.5311	2,528
	06	2011	10.1358	9.6276	8,109
	06	2010	8.5507	10.1358	2,116
	06	2009	6.9247	8.5507	2,116
	06	2008	11.7285	6.9247	0
	06	2007	10.0000	11.7285	0

	07	2013	10.4998	13.8807	0
	07	2012	9.6039	10.4998	2,569
	07	2011	10.1160	9.6039	7,366
	07	2010	8.5384	10.1160	7,268
	07	2009	6.9182	8.5384	10,571
	07	2008	11.7235	6.9182	0
	07	2007	10.0000	11.7235	0

	08	2013	10.3751	13.6878	0
	08	2012	9.5094	10.3751	0
	08	2011	10.0370	9.5094	0
	08	2010	8.4890	10.0370	0
	08	2009	6.8924	8.4890	0
	08	2008	11.7038	6.8924	0
	08	2007	10.0000	11.7038	0

Columbia Variable Portfolio - Small Cap Value Fund, Class 2	01	2013	13.0561	17.2118	751
	01	2012	11.9333	13.0561	862
	01	2011	12.9257	11.9333	851
	01	2010	10.3921	12.9257	833
	01	2009	8.4535	10.3921	953
	01	2008	11.9645	8.4535	956
	01	2007	12.4883	11.9645	962
	01	2006	10.6375	12.4883	864
	01	2005	10.0000	10.6375	36

	02	2013	12.8506	16.9065	320
	02	2012	11.7696	12.8506	320
	02	2011	12.7743	11.7696	320
	02	2010	10.2913	12.7743	188
	02	2009	8.3885	10.2913	0
	02	2008	11.8970	8.3885	0
	02	2007	12.4433	11.8970	0
	02	2006	10.6207	12.4433	0
	02	2005	10.0000	10.6207	0

	03	2013	12.7999	16.8312	0
	03	2012	11.7291	12.7999	0
	03	2011	12.7368	11.7291	0
	03	2010	10.2663	12.7368	0
	03	2009	8.3725	10.2663	0
	03	2008	11.8802	8.3725	0
	03	2007	12.4321	11.8802	0
	03	2006	10.6165	12.4321	0
	03	2005	10.0000	10.6165	0

	04	2013	12.6480	16.6060	0
	04	2012	11.6078	12.6480	0
	04	2011	12.6244	11.6078	0
	04	2010	10.1913	12.6244	0
	04	2009	8.3240	10.1913	0
	04	2008	11.8297	8.3240	0
	04	2007	12.3983	11.8297	0
	04	2006	10.6039	12.3983	0
	04	2005	10.0000	10.6039	0

	05	2013	12.5978	16.5316	0
	05	2012	11.5676	12.5978	0
	05	2011	12.5871	11.5676	0
	05	2010	10.1664	12.5871	0
	05	2009	8.3079	10.1664	0
	05	2008	11.8129	8.3079	0
	05	2007	12.3871	11.8129	0
	05	2006	10.5996	12.3871	0
	05	2005	10.0000	10.5996	0

	06	2013	12.4482	16.3104	0
	06	2012	11.4479	12.4482	0
	06	2011	12.4759	11.4479	0
	06	2010	10.0921	12.4759	0
	06	2009	8.2598	10.0921	0
	06	2008	11.7626	8.2598	0
	06	2007	12.3534	11.7626	0
	06	2006	10.5870	12.3534	0
	06	2005	10.0000	10.5870	0

	07	2013	12.3988	16.2373	0
	07	2012	11.4083	12.3988	0
	07	2011	12.4391	11.4083	0
	07	2010	10.0674	12.4391	0
	07	2009	8.2439	10.0674	0
	07	2008	11.7459	8.2439	0
	07	2007	12.3422	11.7459	0
	07	2006	10.5828	12.3422	0
	07	2005	10.0000	10.5828	0

	08	2013	12.2026	15.9478	0
	08	2012	11.2510	12.2026	0
	08	2011	12.2926	11.2510	0
	08	2010	9.9692	12.2926	0
	08	2009	8.1802	9.9692	0
	08	2008	11.6793	8.1802	0
	08	2007	12.2975	11.6793	0
	08	2006	10.5660	12.2975	0
	08	2005	10.0000	10.5660	0

Columbia Variable Portfolio Marsico 21st Century, Class 1	01	2013	11.8408	16.5870	2,840
	01	2012	10.8099	11.8408	3,484
	01	2011	12.4799	10.8099	3,532
	01	2010	10.8073	12.4799	3,338
	01	2009	8.6479	10.8073	4,382
	01	2008	15.5825	8.6479	4,522
	01	2007	13.2834	15.5825	4,363
	01	2006	11.2788	13.2834	2,247
	01	2005	10.0000	11.2788	461

	02	2013	11.6544	16.2928	0
	02	2012	10.6616	11.6544	0
	02	2011	12.3337	10.6616	0
	02	2010	10.7024	12.3337	0
	02	2009	8.5815	10.7024	0
	02	2008	15.4946	8.5815	0
	02	2007	13.2355	15.4946	0
	02	2006	11.2609	13.2355	0
	02	2005	10.0000	11.2609	0

	03	2013	11.6084	16.2203	0
	03	2012	10.6250	11.6084	0
	03	2011	12.2975	10.6250	0
	03	2010	10.6765	12.2975	0
	03	2009	8.5650	10.6765	0
	03	2008	15.4727	8.5650	0
	03	2007	13.2236	15.4727	0
	03	2006	11.2565	13.2236	0
	03	2005	10.0000	11.2565	0

	04	2013	11.4706	16.0032	0
	04	2012	10.5150	11.4706	0
	04	2011	12.1890	10.5150	0
	04	2010	10.5984	12.1890	0
	04	2009	8.5155	10.5984	0
	04	2008	15.4070	8.5155	0
	04	2007	13.1877	15.4070	0
	04	2006	11.2431	13.1877	0
	04	2005	10.0000	11.2431	0

	05	2013	11.4250	15.9315	0
	05	2012	10.4786	11.4250	0
	05	2011	12.1530	10.4786	0
	05	2010	10.5725	12.1530	0
	05	2009	8.4990	10.5725	0
	05	2008	15.3851	8.4990	0
	05	2007	13.1757	15.3851	0
	05	2006	11.2386	13.1757	0
	05	2005	10.0000	11.2386	0

	06	2013	11.2894	15.7183	0
	06	2012	10.3702	11.2894	0
	06	2011	12.0456	10.3702	0
	06	2010	10.4952	12.0456	0
	06	2009	8.4498	10.4952	0
	06	2008	15.3197	8.4498	0
	06	2007	13.1400	15.3197	0
	06	2006	11.2252	13.1400	0
	06	2005	10.0000	11.2252	0

	07	2013	11.2446	15.6479	0
	07	2012	10.3343	11.2446	0
	07	2011	12.0101	10.3343	0
	07	2010	10.4696	12.0101	0
	07	2009	8.4335	10.4696	0
	07	2008	15.2979	8.4335	0
	07	2007	13.1280	15.2979	0
	07	2006	11.2208	13.1280	0
	07	2005	10.0000	11.2208	0

	08	2013	11.0667	15.3688	0
	08	2012	10.1918	11.0667	0
	08	2011	11.8686	10.1918	0
	08	2010	10.3675	11.8686	0
	08	2009	8.3683	10.3675	0
	08	2008	15.2111	8.3683	0
	08	2007	13.0804	15.2111	0
	08	2006	11.2029	13.0804	0
	08	2005	10.0000	11.2029	0

Columbia Variable Portfolio Marsico 21st Century, Class 2	01	2013	9.1163	12.7317	2,671,400
	01	2012	8.3422	9.1163	3,730,171
	01	2011	9.6511	8.3422	4,360,227
	01	2010	8.3782	9.6511	4,669,809
	01	2009	6.7183	8.3782	5,298,308
	01	2008	12.1483	6.7183	5,385,431
	01	2007	10.0000	12.1483	2,016,682

	02	2013	9.0086	12.5557	1,515,769
	02	2012	8.2606	9.0086	2,148,919
	02	2011	9.5761	8.2606	2,485,972
	02	2010	8.3300	9.5761	2,708,868
	02	2009	6.6933	8.3300	3,056,176
	02	2008	12.1279	6.6933	3,236,267
	02	2007	10.0000	12.1279	1,279,732

	03	2013	8.9820	12.5123	15,975
	03	2012	8.2404	8.9820	27,868
	03	2011	9.5575	8.2404	28,132
	03	2010	8.3181	9.5575	40,150
	03	2009	6.6871	8.3181	45,324
	03	2008	12.1228	6.6871	51,787
	03	2007	10.0000	12.1228	40,874

	04	2013	8.9020	12.3819	304,604
	04	2012	8.1796	8.9020	377,076
	04	2011	9.5015	8.1796	419,544
	04	2010	8.2821	9.5015	431,716
	04	2009	6.6684	8.2821	446,937
	04	2008	12.1075	6.6684	488,257
	04	2007	10.0000	12.1075	296,692

	05	2013	8.8755	12.3387	1,428
	05	2012	8.1594	8.8755	1,728
	05	2011	9.4829	8.1594	1,731
	05	2010	8.2701	9.4829	1,601
	05	2009	6.6621	8.2701	1,666
	05	2008	12.1024	6.6621	1,651
	05	2007	10.0000	12.1024	1,339

	06	2013	8.7965	12.2101	0
	06	2012	8.0992	8.7965	0
	06	2011	9.4274	8.0992	369
	06	2010	8.2343	9.4274	395
	06	2009	6.6435	8.2343	1,577
	06	2008	12.0871	6.6435	3,007
	06	2007	10.0000	12.0871	1,068

	07	2013	8.7703	12.1676	701
	07	2012	8.0793	8.7703	858
	07	2011	9.4090	8.0793	829
	07	2010	8.2224	9.4090	1,862
	07	2009	6.6372	8.2224	4,301
	07	2008	12.0821	6.6372	2,328
	07	2007	10.0000	12.0821	1,159

	08	2013	8.6662	11.9985	0
	08	2012	7.9998	8.6662	0
	08	2011	9.3355	7.9998	0
	08	2010	8.1748	9.3355	0
	08	2009	6.6124	8.1748	0
	08	2008	12.0617	6.6124	0
	08	2007	10.0000	12.0617	0

Columbia Variable Portfolio Marsico International Opportunities Fund, Class 2	01	2013	12.4873	14.7861	181,204
	01	2012	10.7955	12.4873	210,255
	01	2011	13.0960	10.7955	273,037
	01	2010	11.7079	13.0960	288,356
	01	2009	8.6297	11.7079	314,802
	01	2008	17.0348	8.6297	335,712
	01	2007	14.4741	17.0348	136,978
	01	2006	11.9429	14.4741	3,482
	01	2005	10.0000	11.9429	728

	02	2013	12.2907	14.5238	98,241
	02	2012	10.6474	12.2907	129,882
	02	2011	12.9426	10.6474	159,508
	02	2010	11.5943	12.9426	153,556
	02	2009	8.5634	11.5943	184,182
	02	2008	16.9386	8.5634	164,115
	02	2007	14.4219	16.9386	83,588
	02	2006	11.9240	14.4219	0
	02	2005	10.0000	11.9240	0

	03	2013	12.2422	14.4592	0
	03	2012	10.6108	12.2422	0
	03	2011	12.9047	10.6108	0
	03	2010	11.5662	12.9047	0
	03	2009	8.5469	11.5662	0
	03	2008	16.9148	8.5469	417
	03	2007	14.4089	16.9148	0
	03	2006	11.9193	14.4089	0
	03	2005	10.0000	11.9193	0

	04	2013	12.0969	14.2657	27,750
	04	2012	10.5010	12.0969	37,352
	04	2011	12.7908	10.5010	43,912
	04	2010	11.4816	12.7908	49,595
	04	2009	8.4975	11.4816	39,527
	04	2008	16.8428	8.4975	42,448
	04	2007	14.3698	16.8428	68,625
	04	2006	11.9051	14.3698	0
	04	2005	10.0000	11.9051	0

	05	2013	12.0489	14.2018	1,256
	05	2012	10.4647	12.0489	1,279
	05	2011	12.7530	10.4647	1,354
	05	2010	11.4536	12.7530	1,193
	05	2009	8.4811	11.4536	1,209
	05	2008	16.8189	8.4811	1,316
	05	2007	14.3568	16.8189	976
	05	2006	11.9004	14.3568	0
	05	2005	10.0000	11.9004	0

	06	2013	11.9059	14.0117	0
	06	2012	10.3564	11.9059	0
	06	2011	12.6404	10.3564	0
	06	2010	11.3699	12.6404	0
	06	2009	8.4320	11.3699	0
	06	2008	16.7474	8.4320	0
	06	2007	14.3178	16.7474	592
	06	2006	11.8862	14.3178	0
	06	2005	10.0000	11.8862	0

	07	2013	11.8586	13.9489	0
	07	2012	10.3206	11.8586	0
	07	2011	12.6031	10.3206	0
	07	2010	11.3421	12.6031	41
	07	2009	8.4157	11.3421	73
	07	2008	16.7236	8.4157	0
	07	2007	14.3048	16.7236	1,094
	07	2006	11.8815	14.3048	0
	07	2005	10.0000	11.8815	0

	08	2013	11.6709	13.7002	0
	08	2012	10.1782	11.6709	0
	08	2011	12.4547	10.1782	0
	08	2010	11.2315	12.4547	0
	08	2009	8.3507	11.2315	0
	08	2008	16.6287	8.3507	0
	08	2007	14.2529	16.6287	0
	08	2006	11.8626	14.2529	0
	08	2005	10.0000	11.8626	0

Fidelity VIP Balanced, Service Class 2	01	2013	11.6973	13.7227	1,716,530
	01	2012	10.3593	11.6973	1,710,308
	01	2011	10.9517	10.3593	1,790,461
	01	2010	9.4562	10.9517	1,710,582
	01	2009	6.9510	9.4562	1,524,224
	01	2008	10.7334	6.9510	897,597
	01	2007	10.0000	10.7334	281,053

	02	2013	11.5592	13.5331	330,934
	02	2012	10.2579	11.5592	389,406
	02	2011	10.8666	10.2579	507,476
	02	2010	9.4019	10.8666	504,773
	02	2009	6.9252	9.4019	584,400
	02	2008	10.7154	6.9252	319,013
	02	2007	10.0000	10.7154	120,380

	03	2013	11.5250	13.4863	19,432
	03	2012	10.2328	11.5250	22,146
	03	2011	10.8455	10.2328	22,292
	03	2010	9.3884	10.8455	22,362
	03	2009	6.9187	9.3884	22,545
	03	2008	10.7109	6.9187	19,854
	03	2007	10.0000	10.7109	0

	04	2013	11.4225	13.3458	239,994
	04	2012	10.1574	11.4225	297,082
	04	2011	10.7821	10.1574	254,298
	04	2010	9.3477	10.7821	268,478
	04	2009	6.8993	9.3477	150,578
	04	2008	10.6974	6.8993	51,261
	04	2007	10.0000	10.6974	13,862

	05	2013	11.3885	13.2993	0
	05	2012	10.1324	11.3885	0
	05	2011	10.7610	10.1324	0
	05	2010	9.3343	10.7610	0
	05	2009	6.8929	9.3343	0
	05	2008	10.6929	6.8929	0
	05	2007	10.0000	10.6929	0

	06	2013	11.2871	13.1607	4,398
	06	2012	10.0577	11.2871	0
	06	2011	10.6980	10.0577	0
	06	2010	9.2939	10.6980	0
	06	2009	6.8736	9.2939	0
	06	2008	10.6794	6.8736	0
	06	2007	10.0000	10.6794	0

	07	2013	11.2535	13.1149	0
	07	2012	10.0329	11.2535	0
	07	2011	10.6771	10.0329	0
	07	2010	9.2804	10.6771	48
	07	2009	6.8672	9.2804	88
	07	2008	10.6748	6.8672	0
	07	2007	10.0000	10.6748	0

	08	2013	11.1200	12.9327	0
	08	2012	9.9342	11.1200	0
	08	2011	10.5938	9.9342	0
	08	2010	9.2268	10.5938	0
	08	2009	6.8415	9.2268	0
	08	2008	10.6568	6.8415	0
	08	2007	10.0000	10.6568	0

Fidelity VIP Contrafund Portfolio	01	2013	11.1425	14.3508	5,443,985
	01	2012	9.7557	11.1425	7,125,305
	01	2011	10.2031	9.7557	8,183,461
	01	2010	8.8723	10.2031	8,461,697
	01	2009	6.6592	8.8723	7,985,476
	01	2008	10.0000	6.6592	3,067,926

	02	2013	11.0337	14.1818	1,980,421
	02	2012	9.6803	11.0337	2,628,053
	02	2011	10.1448	9.6803	2,983,137
	02	2010	8.8396	10.1448	3,185,538
	02	2009	6.6482	8.8396	3,349,786
	02	2008	10.0000	6.6482	1,213,537

	03	2013	11.0068	14.1400	35,649
	03	2012	9.6616	11.0068	55,472
	03	2011	10.1303	9.6616	63,983
	03	2010	8.8315	10.1303	66,371
	03	2009	6.6455	8.8315	70,754
	03	2008	10.0000	6.6455	19,430

	04	2013	10.9258	14.0145	512,584
	04	2012	9.6053	10.9258	574,326
	04	2011	10.0868	9.6053	686,154
	04	2010	8.8070	10.0868	685,832
	04	2009	6.6372	8.8070	585,288
	04	2008	10.0000	6.6372	262,361

	05	2013	10.8990	13.9730	0
	05	2012	9.5866	10.8990	0
	05	2011	10.0723	9.5866	0
	05	2010	8.7988	10.0723	0
	05	2009	6.6344	8.7988	0
	05	2008	10.0000	6.6344	12,827

	06	2013	10.8188	13.8490	12,811
	06	2012	9.5308	10.8188	5,128
	06	2011	10.0289	9.5308	3,228
	06	2010	8.7744	10.0289	0
	06	2009	6.6262	8.7744	0
	06	2008	10.0000	6.6262	0

	07	2013	10.7922	13.8078	0
	07	2012	9.5122	10.7922	134
	07	2011	10.0145	9.5122	139
	07	2010	8.7662	10.0145	190
	07	2009	6.6234	8.7662	237
	07	2008	10.0000	6.6234	153

	08	2013	10.6863	13.6444	0
	08	2012	9.4383	10.6863	0
	08	2011	9.9570	9.4383	0
	08	2010	8.7338	9.9570	0
	08	2009	6.6124	8.7338	0
	08	2008	10.0000	6.6124	0

Fidelity VIP Freedom 2010 Portfolio, Service Class 2	01	2013	12.6481	14.0810	68,133
	01	2012	11.5263	12.6481	76,848
	01	2011	11.7695	11.5263	83,847
	01	2010	10.6329	11.7695	108,184
	01	2009	8.7219	10.6329	151,612
	01	2008	11.8516	8.7219	180,405
	01	2007	11.1153	11.8516	135,266
	01	2006	10.3133	11.1153	72,967
	01	2005	10.0000	10.3133	0

	02	2013	12.4647	13.8486	116,427
	02	2012	11.3824	12.4647	179,516
	02	2011	11.6463	11.3824	161,253
	02	2010	10.5429	11.6463	209,738
	02	2009	8.6658	10.5429	234,191
	02	2008	11.7995	8.6658	376,011
	02	2007	11.0891	11.7995	182,075
	02	2006	10.3098	11.0891	76,324
	02	2005	10.0000	10.3098	0

	03	2013	12.4194	13.7913	0
	03	2012	11.3468	12.4194	0
	03	2011	11.6157	11.3468	0
	03	2010	10.5207	11.6157	0
	03	2009	8.6518	10.5207	0
	03	2008	11.7865	8.6518	0
	03	2007	11.0826	11.7865	0
	03	2006	10.3090	11.0826	0
	03	2005	10.0000	10.3090	0

	04	2013	12.2835	13.6195	635
	04	2012	11.2400	12.2835	13,210
	04	2011	11.5240	11.2400	14,209
	04	2010	10.4536	11.5240	9,501
	04	2009	8.6099	10.4536	17,934
	04	2008	11.7474	8.6099	19,051
	04	2007	11.0628	11.7474	12,036
	04	2006	10.3064	11.0628	8,588
	04	2005	10.0000	10.3064	0

	05	2013	12.2386	13.5628	0
	05	2012	11.2047	12.2386	0
	05	2011	11.4936	11.2047	0
	05	2010	10.4313	11.4936	0
	05	2009	8.5959	10.4313	0
	05	2008	11.7344	8.5959	0
	05	2007	11.0563	11.7344	0
	05	2006	10.3055	11.0563	0
	05	2005	10.0000	10.3055	0

	06	2013	12.1048	13.3939	0
	06	2012	11.0992	12.1048	781
	06	2011	11.4029	11.0992	1,428
	06	2010	10.3649	11.4029	1,432
	06	2009	8.5542	10.3649	1,465
	06	2008	11.6955	8.5542	723
	06	2007	11.0366	11.6955	863
	06	2006	10.3029	11.0366	859
	06	2005	10.0000	10.3029	0

	07	2013	12.0605	13.3381	0
	07	2012	11.0643	12.0605	0
	07	2011	11.3728	11.0643	0
	07	2010	10.3428	11.3728	0
	07	2009	8.5404	10.3428	0
	07	2008	11.6825	8.5404	0
	07	2007	11.0300	11.6825	0
	07	2006	10.3020	11.0300	0
	07	2005	10.0000	10.3020	0

	08	2013	11.8846	13.1167	0
	08	2012	10.9254	11.8846	0
	08	2011	11.2530	10.9254	0
	08	2010	10.2548	11.2530	0
	08	2009	8.4851	10.2548	0
	08	2008	11.6308	8.4851	0
	08	2007	11.0038	11.6308	0
	08	2006	10.2986	11.0038	0
	08	2005	10.0000	10.2986	0

Fidelity VIP Freedom 2015 Portfolio, Service Class 2	01	2013	12.7562	14.3152	529,421
	01	2012	11.5915	12.7562	609,978
	01	2011	11.8467	11.5915	718,756
	01	2010	10.6797	11.8467	763,059
	01	2009	8.6855	10.6797	726,558
	01	2008	12.1477	8.6855	479,624
	01	2007	11.3249	12.1477	303,101
	01	2006	10.3884	11.3249	166,689
	01	2005	10.0000	10.3884	0

	02	2013	12.5712	14.0789	223,449
	02	2012	11.4468	12.5712	279,346
	02	2011	11.7226	11.4468	253,283
	02	2010	10.5893	11.7226	374,250
	02	2009	8.6296	10.5893	376,630
	02	2008	12.0942	8.6296	341,185
	02	2007	11.2981	12.0942	317,095
	02	2006	10.3850	11.2981	209,827
	02	2005	10.0000	10.3850	25,372

	03	2013	12.5255	14.0207	9,124
	03	2012	11.4110	12.5255	10,608
	03	2011	11.6919	11.4110	10,812
	03	2010	10.5670	11.6919	10,785
	03	2009	8.6158	10.5670	6,764
	03	2008	12.0809	8.6158	2,432
	03	2007	11.2915	12.0809	2,665
	03	2006	10.3841	11.2915	0
	03	2005	10.0000	10.3841	0

	04	2013	12.3885	13.8461	185,794
	04	2012	11.3036	12.3885	219,748
	04	2011	11.5995	11.3036	262,917
	04	2010	10.4996	11.5995	318,973
	04	2009	8.5740	10.4996	322,114
	04	2008	12.0408	8.5740	272,997
	04	2007	11.2714	12.0408	255,593
	04	2006	10.3815	11.2714	131,432
	04	2005	10.0000	10.3815	0

	05	2013	12.3432	13.7884	0
	05	2012	11.2680	12.3432	0
	05	2011	11.5689	11.2680	0
	05	2010	10.4772	11.5689	0
	05	2009	8.5601	10.4772	0
	05	2008	12.0275	8.5601	0
	05	2007	11.2647	12.0275	0
	05	2006	10.3806	11.2647	0
	05	2005	10.0000	10.3806	0

	06	2013	12.2082	13.6167	7,210
	06	2012	11.1620	12.2082	7,735
	06	2011	11.4776	11.1620	8,307
	06	2010	10.4105	11.4776	10,305
	06	2009	8.5186	10.4105	10,945
	06	2008	11.9876	8.5186	11,677
	06	2007	11.2447	11.9876	12,331
	06	2006	10.3780	11.2447	12,910
	06	2005	10.0000	10.3780	0

	07	2013	12.1635	13.5599	0
	07	2012	11.1268	12.1635	0
	07	2011	11.4473	11.1268	0
	07	2010	10.3883	11.4473	0
	07	2009	8.5048	10.3883	0
	07	2008	11.9744	8.5048	0
	07	2007	11.2380	11.9744	4,905
	07	2006	10.3771	11.2380	5,296
	07	2005	10.0000	10.3771	0

	08	2013	11.9861	13.3349	0
	08	2012	10.9872	11.9861	0
	08	2011	11.3268	10.9872	0
	08	2010	10.2999	11.3268	0
	08	2009	8.4497	10.2999	0
	08	2008	11.9214	8.4497	0
	08	2007	11.2113	11.9214	0
	08	2006	10.3736	11.2113	0
	08	2005	10.0000	10.3736	0

Fidelity VIP Freedom 2020 Portfolio, Service Class 2	01	2013	12.5737	14.2998	720,947
	01	2012	11.3077	12.5737	720,320
	01	2011	11.6416	11.3077	844,452
	01	2010	10.3532	11.6416	935,274
	01	2009	8.1891	10.3532	978,043
	01	2008	12.3915	8.1891	898,849
	01	2007	11.4584	12.3915	840,295
	01	2006	10.4293	11.4584	387,899
	01	2005	10.0000	10.4293	0

	02	2013	12.3914	14.0637	340,849
	02	2012	11.1666	12.3914	439,967
	02	2011	11.5196	11.1666	523,182
	02	2010	10.2657	11.5196	575,157
	02	2009	8.1364	10.2657	620,878
	02	2008	12.3370	8.1364	720,245
	02	2007	11.4314	12.3370	642,905
	02	2006	10.4259	11.4314	302,167
	02	2005	10.0000	10.4259	4,013

	03	2013	12.3463	14.0055	7,248
	03	2012	11.1316	12.3463	7,290
	03	2011	11.4894	11.1316	7,333
	03	2010	10.2439	11.4894	7,376
	03	2009	8.1233	10.2439	5,436
	03	2008	12.3234	8.1233	3,571
	03	2007	11.4246	12.3234	3,573
	03	2006	10.4250	11.4246	0
	03	2005	10.0000	10.4250	0

	04	2013	12.2113	13.8311	153,112
	04	2012	11.0269	12.2113	190,004
	04	2011	11.3987	11.0269	197,431
	04	2010	10.1786	11.3987	256,214
	04	2009	8.0839	10.1786	247,204
	04	2008	12.2825	8.0839	169,503
	04	2007	11.4043	12.2825	159,829
	04	2006	10.4224	11.4043	67,832
	04	2005	10.0000	10.4224	0

	05	2013	12.1666	13.7735	0
	05	2012	10.9922	12.1666	0
	05	2011	11.3687	10.9922	0
	05	2010	10.1570	11.3687	0
	05	2009	8.0708	10.1570	0
	05	2008	12.2690	8.0708	0
	05	2007	11.3975	12.2690	0
	05	2006	10.4215	11.3975	0
	05	2005	10.0000	10.4215	0

	06	2013	12.0336	13.6020	0
	06	2012	10.8887	12.0336	0
	06	2011	11.2789	10.8887	0
	06	2010	10.0922	11.2789	0
	06	2009	8.0316	10.0922	6,496
	06	2008	12.2283	8.0316	6,944
	06	2007	11.3773	12.2283	7,321
	06	2006	10.4189	11.3773	6,692
	06	2005	10.0000	10.4189	0

	07	2013	11.9895	13.5453	0
	07	2012	10.8545	11.9895	0
	07	2011	11.2491	10.8545	0
	07	2010	10.0707	11.2491	0
	07	2009	8.0186	10.0707	0
	07	2008	12.2147	8.0186	4,604
	07	2007	11.3705	12.2147	4,610
	07	2006	10.4180	11.3705	0
	07	2005	10.0000	10.4180	0

	08	2013	11.8147	13.3205	0
	08	2012	10.7182	11.8147	0
	08	2011	11.1306	10.7182	0
	08	2010	9.9851	11.1306	0
	08	2009	7.9667	9.9851	0
	08	2008	12.1606	7.9667	0
	08	2007	11.3435	12.1606	0
	08	2006	10.4145	11.3435	0
	08	2005	10.0000	10.4145	0

Fidelity VIP Mid Cap, Service Class 2	01	2013	11.9126	15.9187	2,953,402
	01	2012	10.5737	11.9126	3,926,685
	01	2011	12.0596	10.5737	4,711,106
	01	2010	9.5369	12.0596	4,840,368
	01	2009	6.9386	9.5369	5,137,977
	01	2008	11.6826	6.9386	5,181,228
	01	2007	10.0000	11.6826	3,834,714

	02	2013	11.7720	15.6988	1,499,832
	02	2012	10.4702	11.7720	1,912,828
	02	2011	11.9659	10.4702	2,259,798
	02	2010	9.4821	11.9659	2,435,000
	02	2009	6.9128	9.4821	2,960,369
	02	2008	11.6630	6.9128	3,440,624
	02	2007	10.0000	11.6630	2,466,051

	03	2013	11.7372	15.6445	26,097
	03	2012	10.4447	11.7372	36,815
	03	2011	11.9427	10.4447	44,656
	03	2010	9.4685	11.9427	65,364
	03	2009	6.9064	9.4685	79,971
	03	2008	11.6582	6.9064	92,957
	03	2007	10.0000	11.6582	78,200

	04	2013	11.6327	15.4815	422,164
	04	2012	10.3676	11.6327	490,128
	04	2011	11.8728	10.3676	568,644
	04	2010	9.4275	11.8728	581,722
	04	2009	6.8870	9.4275	552,094
	04	2008	11.6434	6.8870	564,679
	04	2007	10.0000	11.6434	382,651

	05	2013	11.5981	15.4276	0
	05	2012	10.3421	11.5981	0
	05	2011	11.8496	10.3421	0
	05	2010	9.4139	11.8496	0
	05	2009	6.8806	9.4139	0
	05	2008	11.6385	6.8806	0
	05	2007	10.0000	11.6385	0

	06	2013	11.4949	15.2668	3,286
	06	2012	10.2659	11.4949	3,736
	06	2011	11.7803	10.2659	6,841
	06	2010	9.3731	11.7803	7,773
	06	2009	6.8613	9.3731	3,638
	06	2008	11.6238	6.8613	5,543
	06	2007	10.0000	11.6238	18,347

	07	2013	11.4607	15.2136	1,440
	07	2012	10.2406	11.4607	1,780
	07	2011	11.7572	10.2406	1,769
	07	2010	9.3596	11.7572	1,626
	07	2009	6.8549	9.3596	2,217
	07	2008	11.6189	6.8549	4,350
	07	2007	10.0000	11.6189	5,014

	08	2013	11.3246	15.0023	0
	08	2012	10.1399	11.3246	0
	08	2011	11.6655	10.1399	0
	08	2010	9.3055	11.6655	0
	08	2009	6.8293	9.3055	0
	08	2008	11.5993	6.8293	0
	08	2007	10.0000	11.5993	0

First Eagle Overseas Variable Fund	01	2013	12.2694	13.6656	9,936,587
	01	2012	10.8650	12.2694	12,104,190
	01	2011	11.7890	10.8650	13,878,387
	01	2010	10.0585	11.7890	14,460,000
	01	2009	8.5046	10.0585	12,122,140
	01	2008	10.6530	8.5046	6,316,384
	01	2007	10.0000	10.6530	2,435,813

	02	2013	12.1246	13.4768	3,076,351
	02	2012	10.7587	12.1246	3,611,932
	02	2011	11.6975	10.7587	4,189,409
	02	2010	10.0007	11.6975	4,425,010
	02	2009	8.4730	10.0007	4,573,218
	02	2008	10.6351	8.4730	2,379,191
	02	2007	10.0000	10.6351	1,199,632

	03	2013	12.0888	13.4302	54,237
	03	2012	10.7324	12.0888	71,015
	03	2011	11.6748	10.7324	79,029
	03	2010	9.9864	11.6748	80,623
	03	2009	8.4652	9.9864	80,308
	03	2008	10.6307	8.4652	36,579
	03	2007	10.0000	10.6307	20,102

	04	2013	11.9812	13.2903	1,163,311
	04	2012	10.6533	11.9812	1,274,187
	04	2011	11.6065	10.6533	1,447,810
	04	2010	9.9431	11.6065	1,415,294
	04	2009	8.4414	9.9431	894,399
	04	2008	10.6172	8.4414	442,007
	04	2007	10.0000	10.6172	165,829

	05	2013	11.9455	13.2440	6,112
	05	2012	10.6271	11.9455	5,622
	05	2011	11.5838	10.6271	7,467
	05	2010	9.9288	11.5838	7,698
	05	2009	8.4336	9.9288	4,782
	05	2008	10.6128	8.4336	17,886
	05	2007	10.0000	10.6128	5,427

	06	2013	11.8393	13.1061	1,567
	06	2012	10.5488	11.8393	1,692
	06	2011	11.5160	10.5488	1,815
	06	2010	9.8858	11.5160	5,451
	06	2009	8.4100	9.8858	2,104
	06	2008	10.5994	8.4100	0
	06	2007	10.0000	10.5994	0

	07	2013	11.8040	13.0604	8,848
	07	2012	10.5228	11.8040	10,287
	07	2011	11.4935	10.5228	9,665
	07	2010	9.8716	11.4935	8,912
	07	2009	8.4021	9.8716	7,191
	07	2008	10.5949	8.4021	0
	07	2007	10.0000	10.5949	0

	08	2013	11.6639	12.8790	0
	08	2012	10.4193	11.6639	0
	08	2011	11.4038	10.4193	0
	08	2010	9.8146	11.4038	0
	08	2009	8.3707	9.8146	0
	08	2008	10.5770	8.3707	0
	08	2007	10.0000	10.5770	0

Franklin Income Securities, Class 2	01	2013	11.6120	13.0126	2,589,158
	01	2012	10.4816	11.6120	3,031,081
	01	2011	10.4089	10.4816	3,344,105
	01	2010	9.3931	10.4089	3,704,179
	01	2009	7.0434	9.3931	3,141,131
	01	2008	10.1815	7.0434	2,530,294
	01	2007	10.0000	10.1815	1,286,174

	02	2013	11.4749	12.8329	760,986
	02	2012	10.3791	11.4749	877,570
	02	2011	10.3281	10.3791	990,245
	02	2010	9.3391	10.3281	1,110,553
	02	2009	7.0172	9.3391	1,226,315
	02	2008	10.1644	7.0172	1,050,201
	02	2007	10.0000	10.1644	658,436

	03	2013	11.4410	12.7885	14,965
	03	2012	10.3537	11.4410	12,080
	03	2011	10.3080	10.3537	50,622
	03	2010	9.3257	10.3080	35,133
	03	2009	7.0107	9.3257	41,043
	03	2008	10.1602	7.0107	46,126
	03	2007	10.0000	10.1602	38,941

	04	2013	11.3393	12.6553	388,507
	04	2012	10.2775	11.3393	431,197
	04	2011	10.2478	10.2775	472,874
	04	2010	9.2854	10.2478	481,523
	04	2009	6.9911	9.2854	315,228
	04	2008	10.1473	6.9911	219,920
	04	2007	10.0000	10.1473	140,928

	05	2013	11.3055	12.6112	16,453
	05	2012	10.2521	11.3055	10,665
	05	2011	10.2277	10.2521	13,153
	05	2010	9.2719	10.2277	13,249
	05	2009	6.9846	9.2719	6,515
	05	2008	10.1430	6.9846	7,103
	05	2007	10.0000	10.1430	4,890

	06	2013	11.2049	12.4798	3,942
	06	2012	10.1766	11.2049	4,375
	06	2011	10.1679	10.1766	3,176
	06	2010	9.2319	10.1679	10,378
	06	2009	6.9650	9.2319	4,329
	06	2008	10.1302	6.9650	4,867
	06	2007	10.0000	10.1302	0

	07	2013	11.1716	12.4363	0
	07	2012	10.1515	11.1716	5,835
	07	2011	10.1480	10.1515	7,136
	07	2010	9.2185	10.1480	2,539
	07	2009	6.9585	9.2185	9,214
	07	2008	10.1260	6.9585	0
	07	2007	10.0000	10.1260	0

	08	2013	11.0390	12.2636	0
	08	2012	10.0517	11.0390	0
	08	2011	10.0688	10.0517	0
	08	2010	9.1653	10.0688	0
	08	2009	6.9325	9.1653	4,062
	08	2008	10.1089	6.9325	4,477
	08	2007	10.0000	10.1089	0

Franklin Small Cap Value Securities Fund	01	2013	22.7186	30.4410	400,278
	01	2012	19.5135	22.7186	430,459
	01	2011	20.6154	19.5135	487,086
	01	2010	16.3474	20.6154	545,836
	01	2009	12.8694	16.3474	535,172
	01	2008	19.5368	12.8694	361,133
	01	2007	20.3507	19.5368	328,158
	01	2006	17.6876	20.3507	235,924
	01	2005	16.5399	17.6876	114,618

	02	2013	22.2418	29.7415	173,328
	02	2012	19.1431	22.2418	210,810
	02	2011	20.2653	19.1431	253,470
	02	2010	16.1024	20.2653	297,564
	02	2009	12.7024	16.1024	333,223
	02	2008	19.3228	12.7024	329,895
	02	2007	20.1692	19.3228	395,071
	02	2006	17.5654	20.1692	367,473
	02	2005	16.4531	17.5654	215,958

	03	2013	22.1245	29.5697	2,990
	03	2012	19.0519	22.1245	2,049
	03	2011	20.1789	19.0519	4,816
	03	2010	16.0420	20.1789	4,525
	03	2009	12.6612	16.0420	4,786
	03	2008	19.2699	12.6612	6,101
	03	2007	20.1241	19.2699	10,300
	03	2006	17.5351	20.1241	12,532
	03	2005	16.4330	17.5351	8,656

	04	2013	21.7741	29.0569	99,164
	04	2012	18.7791	21.7741	109,620
	04	2011	19.9204	18.7791	123,542
	04	2010	15.8607	19.9204	126,277
	04	2009	12.5373	15.8607	123,335
	04	2008	19.1108	12.5373	121,995
	04	2007	19.9889	19.1108	140,148
	04	2006	17.4439	19.9889	119,663
	04	2005	16.3725	17.4439	112,378

	05	2013	21.6586	28.8879	0
	05	2012	18.6890	21.6586	0
	05	2011	19.8350	18.6890	0
	05	2010	15.8008	19.8350	1,810
	05	2009	12.4963	15.8008	2,064
	05	2008	19.0582	12.4963	2,085
	05	2007	19.9440	19.0582	2,371
	05	2006	17.4136	19.9440	2,323
	05	2005	16.3524	17.4136	1,325

	06	2013	21.3155	28.3869	4,823
	06	2012	18.4213	21.3155	5,817
	06	2011	19.5809	18.4213	7,183
	06	2010	15.6222	19.5809	6,369
	06	2009	12.3741	15.6222	7,312
	06	2008	18.9008	12.3741	8,330
	06	2007	19.8099	18.9008	11,051
	06	2006	17.3230	19.8099	9,990
	06	2005	16.2922	17.3230	8,878

	07	2013	19.8054	26.3623	0
	07	2012	17.1251	19.8054	754
	07	2011	18.2123	17.1251	77
	07	2010	14.5378	18.2123	75
	07	2009	11.5210	14.5378	85
	07	2008	17.6068	11.5210	1,319
	07	2007	18.4632	17.6068	1,193
	07	2006	16.1535	18.4632	1,084
	07	2005	15.2001	16.1535	0

	08	2013	19.4180	25.7938	43
	08	2012	16.8247	19.4180	48
	08	2011	17.9295	16.8247	51
	08	2010	14.3413	17.9295	50
	08	2009	11.3886	14.3413	57
	08	2008	17.4404	11.3886	59
	08	2007	18.3263	17.4404	55
	08	2006	16.0666	18.3263	50
	08	2005	15.1491	16.0666	0

Franklin Strategic Income VIP Fund, Class 2	01	2013	13.6222	13.8417	625,089
	01	2012	12.2852	13.6222	741,448
	01	2011	12.1773	12.2852	776,336
	01	2010	11.1631	12.1773	785,280
	01	2009	9.0261	11.1631	514,651
	01	2008	10.3399	9.0261	275,400
	01	2007	10.0000	10.3399	108,339

	02	2013	13.4614	13.6505	150,940
	02	2012	12.1651	13.4614	181,344
	02	2011	12.0828	12.1651	220,091
	02	2010	11.0990	12.0828	226,528
	02	2009	8.9926	11.0990	215,495
	02	2008	10.3225	8.9926	177,611
	02	2007	10.0000	10.3225	66,440

	03	2013	13.4217	13.6033	3,760
	03	2012	12.1353	13.4217	6,703
	03	2011	12.0593	12.1353	6,705
	03	2010	11.0831	12.0593	6,918
	03	2009	8.9843	11.0831	5,033
	03	2008	10.3182	8.9843	2,218
	03	2007	10.0000	10.3182	2,870

	04	2013	13.3023	13.4616	130,287
	04	2012	12.0459	13.3023	138,038
	04	2011	11.9888	12.0459	140,588
	04	2010	11.0352	11.9888	161,673
	04	2009	8.9591	11.0352	64,686
	04	2008	10.3052	8.9591	34,772
	04	2007	10.0000	10.3052	35,288

	05	2013	13.2628	13.4147	0
	05	2012	12.0163	13.2628	12,562
	05	2011	11.9654	12.0163	0
	05	2010	11.0193	11.9654	4,203
	05	2009	8.9508	11.0193	0
	05	2008	10.3008	8.9508	0
	05	2007	10.0000	10.3008	0

	06	2013	13.1448	13.2750	1,587
	06	2012	11.9278	13.1448	1,639
	06	2011	11.8954	11.9278	1,394
	06	2010	10.9716	11.8954	894
	06	2009	8.9257	10.9716	976
	06	2008	10.2878	8.9257	0
	06	2007	10.0000	10.2878	0

	07	2013	13.1057	13.2288	19,697
	07	2012	11.8984	13.1057	2,131
	07	2011	11.8722	11.8984	2,159
	07	2010	10.9558	11.8722	2,134
	07	2009	8.9174	10.9558	2,132
	07	2008	10.2835	8.9174	0
	07	2007	10.0000	10.2835	0

	08	2013	12.9502	13.0451	0
	08	2012	11.7815	12.9502	0
	08	2011	11.7795	11.7815	0
	08	2010	10.8925	11.7795	0
	08	2009	8.8841	10.8925	0
	08	2008	10.2661	8.8841	0
	08	2007	10.0000	10.2661	0

Franklin Founding Funds Allocation VIP Fund, Class 2	01	2013	10.7369	13.0700	964,960
	01	2012	9.4665	10.7369	1,207,523
	01	2011	9.7757	9.4665	1,494,411
	01	2010	9.0152	9.7757	1,655,697
	01	2009	7.0374	9.0152	1,941,438
	01	2008	10.0000	7.0374	1,446,466

	02	2013	10.6321	12.9161	648,670
	02	2012	9.3933	10.6321	742,740
	02	2011	9.7199	9.3933	842,147
	02	2010	8.9820	9.7199	855,285
	02	2009	7.0258	8.9820	1,051,461
	02	2008	10.0000	7.0258	712,555

	03	2013	10.6062	12.8781	11,675
	03	2012	9.3751	10.6062	14,760
	03	2011	9.7060	9.3751	17,121
	03	2010	8.9737	9.7060	17,196
	03	2009	7.0229	8.9737	17,356
	03	2008	10.0000	7.0229	16,804

	04	2013	10.5282	12.7638	74,984
	04	2012	9.3206	10.5282	73,020
	04	2011	9.6643	9.3206	73,916
	04	2010	8.9488	9.6643	83,394
	04	2009	7.0142	8.9488	99,677
	04	2008	10.0000	7.0142	96,386

	05	2013	10.5023	12.7259	14,496
	05	2012	9.3024	10.5023	0
	05	2011	9.6504	9.3024	0
	05	2010	8.9405	9.6504	0
	05	2009	7.0112	8.9405	0
	05	2008	10.0000	7.0112	0

	06	2013	10.4251	12.6130	6,148
	06	2012	9.2483	10.4251	0
	06	2011	9.6089	9.2483	0
	06	2010	8.9157	9.6089	0
	06	2009	7.0025	8.9157	0
	06	2008	10.0000	7.0025	0

	07	2013	10.3995	12.5756	0
	07	2012	9.2303	10.3995	0
	07	2011	9.5951	9.2303	0
	07	2010	8.9075	9.5951	53
	07	2009	6.9996	8.9075	92
	07	2008	10.0000	6.9996	975

	08	2013	10.2975	12.4268	0
	08	2012	9.1586	10.2975	0
	08	2011	9.5400	9.1586	0
	08	2010	8.8745	9.5400	0
	08	2009	6.9880	8.8745	0
	08	2008	10.0000	6.9880	0

Templeton Global Bond Securities Fund, Class 4	01	2013	11.0676	11.0521	155,207
	01	2012	9.7890	11.0676	110,519
	01	2011	10.0000	9.7890	1,024

	02	2013	11.0386	11.0008	34,607
	02	2012	9.7834	11.0386	13,910
	02	2011	10.0000	9.7834	1,205

	03	2013	11.0314	10.9880	3,051
	03	2012	9.7820	11.0314	1,301
	03	2011	10.0000	9.7820	0

	04	2013	11.0098	10.9496	11,679
	04	2012	9.7778	11.0098	41,780
	04	2011	10.0000	9.7778	0

	05	2013	11.0025	10.9368	0
	05	2012	9.7764	11.0025	0
	05	2011	10.0000	9.7764	0

	06	2013	10.9809	10.8986	1,813
	06	2012	9.7722	10.9809	1,814
	06	2011	10.0000	9.7722	0

	07	2013	10.9737	10.8859	0
	07	2012	9.7708	10.9737	0
	07	2011	10.0000	9.7708	0

	08	2013	10.9448	10.8351	0
	08	2012	9.7653	10.9448	0
	08	2011	10.0000	9.7653	0

Huntington VA Balanced Fund	01	2013	13.3068	15.0691	137,410
	01	2012	12.3565	13.3068	162,171
	01	2011	12.3558	12.3565	186,000
	01	2010	11.3759	12.3558	166,421
	01	2009	10.0000	11.3759	48,519

	02	2013	13.2080	14.9268	0
	02	2012	12.2899	13.2080	0
	02	2011	12.3142	12.2899	0
	02	2010	11.3606	12.3142	0
	02	2009	10.0000	11.3606	0

	03	2013	13.1834	14.8915	0
	03	2012	12.2733	13.1834	0
	03	2011	12.3038	12.2733	0
	03	2010	11.3568	12.3038	0
	03	2009	10.0000	11.3568	0

	04	2013	13.1096	14.7855	19,877
	04	2012	12.2234	13.1096	20,272
	04	2011	12.2725	12.2234	21,395
	04	2010	11.3453	12.2725	23,474
	04	2009	10.0000	11.3453	3,441

	05	2013	13.0851	14.7503	0
	05	2012	12.2068	13.0851	0
	05	2011	12.2621	12.2068	0
	05	2010	11.3415	12.2621	0
	05	2009	10.0000	11.3415	0

	06	2013	13.0119	14.6453	0
	06	2012	12.1572	13.0119	0
	06	2011	12.2310	12.1572	0
	06	2010	11.3301	12.2310	0
	06	2009	10.0000	11.3301	0

	07	2013	12.9876	14.6104	0
	07	2012	12.1407	12.9876	0
	07	2011	12.2206	12.1407	0
	07	2010	11.3262	12.2206	0
	07	2009	10.0000	11.3262	0

	08	2013	12.8906	14.4716	0
	08	2012	12.0749	12.8906	0
	08	2011	12.1792	12.0749	0
	08	2010	11.3110	12.1792	0
	08	2009	10.0000	11.3110	0

Huntington VA Dividend Capture	01	2013	11.3667	13.4108	51,164
	01	2012	10.3694	11.3667	77,964
	01	2011	9.8466	10.3694	77,596
	01	2010	8.6965	9.8466	85,158
	01	2009	7.0680	8.6965	71,580
	01	2008	9.9936	7.0680	15,153
	01	2007	10.0000	9.9936	0

	02	2013	11.2504	13.2467	7,543
	02	2012	10.2844	11.2504	8,254
	02	2011	9.7858	10.2844	8,717
	02	2010	8.6604	9.7858	9,654
	02	2009	7.0530	8.6604	10,415
	02	2008	9.9928	7.0530	6,770
	02	2007	10.0000	9.9928	0

	03	2013	11.2217	13.2061	1,899
	03	2012	10.2633	11.2217	2,074
	03	2011	9.7707	10.2633	2,256
	03	2010	8.6514	9.7707	2,475
	03	2009	7.0493	8.6514	2,701
	03	2008	9.9926	7.0493	495
	03	2007	10.0000	9.9926	0

	04	2013	11.1352	13.0843	1,036
	04	2012	10.1999	11.1352	1,059
	04	2011	9.7252	10.1999	1,079
	04	2010	8.6243	9.7252	1,170
	04	2009	7.0380	8.6243	1,151
	04	2008	9.9920	7.0380	0
	04	2007	10.0000	9.9920	0

	05	2013	11.1065	13.0439	0
	05	2012	10.1788	11.1065	0
	05	2011	9.7100	10.1788	0
	05	2010	8.6153	9.7100	0
	05	2009	7.0342	8.6153	0
	05	2008	9.9918	7.0342	0
	05	2007	10.0000	9.9918	0

	06	2013	11.0209	12.9236	0
	06	2012	10.1160	11.0209	0
	06	2011	9.6648	10.1160	0
	06	2010	8.5884	9.6648	0
	06	2009	7.0230	8.5884	0
	06	2008	9.9912	7.0230	0
	06	2007	10.0000	9.9912	0

	07	2013	10.9925	12.8837	0
	07	2012	10.0951	10.9925	0
	07	2011	9.6498	10.0951	0
	07	2010	8.5794	9.6498	0
	07	2009	7.0192	8.5794	0
	07	2008	9.9910	7.0192	0
	07	2007	10.0000	9.9910	0

	08	2013	10.8795	12.7252	0
	08	2012	10.0119	10.8795	0
	08	2011	9.5898	10.0119	0
	08	2010	8.5435	9.5898	0
	08	2009	7.0042	8.5435	0
	08	2008	9.9903	7.0042	0
	08	2007	10.0000	9.9903	0

Huntington VA Growth	01	2013	7.9874	10.5065	13,422
	01	2012	7.3537	7.9874	21,757
	01	2011	7.7120	7.3537	23,343
	01	2010	7.1372	7.7120	22,028
	01	2009	6.2581	7.1372	12,237
	01	2008	10.2484	6.2581	6,323
	01	2007	10.0000	10.2484	0

	02	2013	7.9058	10.3779	3,049
	02	2012	7.2934	7.9058	3,720
	02	2011	7.6644	7.2934	3,866
	02	2010	7.1076	7.6644	3,968
	02	2009	6.2449	7.1076	4,124
	02	2008	10.2476	6.2449	3,737
	02	2007	10.0000	10.2476	0

	03	2013	7.8856	10.3461	0
	03	2012	7.2785	7.8856	0
	03	2011	7.6526	7.2785	0
	03	2010	7.1002	7.6526	0
	03	2009	6.2415	7.1002	0
	03	2008	10.2474	6.2415	0
	03	2007	10.0000	10.2474	0

	04	2013	7.8248	10.2507	0
	04	2012	7.2336	7.8248	0
	04	2011	7.6170	7.2336	0
	04	2010	7.0780	7.6170	0
	04	2009	6.2316	7.0780	0
	04	2008	10.2468	6.2316	0
	04	2007	10.0000	10.2468	0

	05	2013	7.8046	10.2191	0
	05	2012	7.2186	7.8046	0
	05	2011	7.6051	7.2186	0
	05	2010	7.0706	7.6051	0
	05	2009	6.2282	7.0706	0
	05	2008	10.2466	6.2282	0
	05	2007	10.0000	10.2466	0

	06	2013	7.7445	10.1249	0
	06	2012	7.1741	7.7445	0
	06	2011	7.5697	7.1741	0
	06	2010	7.0485	7.5697	0
	06	2009	6.2183	7.0485	0
	06	2008	10.2460	6.2183	0
	06	2007	10.0000	10.2460	0

	07	2013	7.7246	10.0936	0
	07	2012	7.1592	7.7246	0
	07	2011	7.5579	7.1592	0
	07	2010	7.0412	7.5579	0
	07	2009	6.2150	7.0412	0
	07	2008	10.2458	6.2150	0
	07	2007	10.0000	10.2458	0

	08	2013	7.6452	9.9694	0
	08	2012	7.1002	7.6452	0
	08	2011	7.5110	7.1002	0
	08	2010	7.0117	7.5110	0
	08	2009	6.2017	7.0117	0
	08	2008	10.2450	6.2017	0
	08	2007	10.0000	10.2450	0

Huntington VA Income Equity	01	2013	9.3439	11.3778	14,398
	01	2012	8.5807	9.3439	25,508
	01	2011	8.1487	8.5807	30,473
	01	2010	7.4114	8.1487	32,482
	01	2009	6.1964	7.4114	30,116
	01	2008	10.1359	6.1964	18,912
	01	2007	10.0000	10.1359	0

	02	2013	9.2484	11.2386	0
	02	2012	8.5104	9.2484	0
	02	2011	8.0984	8.5104	0
	02	2010	7.3806	8.0984	0
	02	2009	6.1833	7.3806	0
	02	2008	10.1351	6.1833	0
	02	2007	10.0000	10.1351	0

	03	2013	9.2247	11.2042	0
	03	2012	8.4930	9.2247	0
	03	2011	8.0859	8.4930	0
	03	2010	7.3729	8.0859	0
	03	2009	6.1800	7.3729	0
	03	2008	10.1349	6.1800	0
	03	2007	10.0000	10.1349	0

	04	2013	9.1536	11.1008	0
	04	2012	8.4405	9.1536	0
	04	2011	8.0482	8.4405	0
	04	2010	7.3498	8.0482	0
	04	2009	6.1701	7.3498	0
	04	2008	10.1343	6.1701	0
	04	2007	10.0000	10.1343	0

	05	2013	9.1300	11.0666	0
	05	2012	8.4231	9.1300	0
	05	2011	8.0357	8.4231	0
	05	2010	7.3422	8.0357	0
	05	2009	6.1668	7.3422	0
	05	2008	10.1341	6.1668	0
	05	2007	10.0000	10.1341	0

	06	2013	9.0597	10.9645	0
	06	2012	8.3711	9.0597	0
	06	2011	7.9983	8.3711	0
	06	2010	7.3192	7.9983	0
	06	2009	6.1569	7.3192	0
	06	2008	10.1335	6.1569	0
	06	2007	10.0000	10.1335	0

	07	2013	9.0364	10.9307	0
	07	2012	8.3538	9.0364	0
	07	2011	7.9859	8.3538	0
	07	2010	7.3116	7.9859	0
	07	2009	6.1537	7.3116	0
	07	2008	10.1333	6.1537	0
	07	2007	10.0000	10.1333	0

	08	2013	8.9435	10.7962	0
	08	2012	8.2850	8.9435	0
	08	2011	7.9363	8.2850	0
	08	2010	7.2810	7.9363	0
	08	2009	6.1405	7.2810	0
	08	2008	10.1325	6.1405	0
	08	2007	10.0000	10.1325	0

Huntington VA International Equity	01	2013	8.2693	9.9958	116,541
	01	2012	7.3738	8.2693	168,569
	01	2011	8.4765	7.3738	199,273
	01	2010	7.8938	8.4765	185,713
	01	2009	6.0136	7.8938	116,280
	01	2008	10.2872	6.0136	37,161
	01	2007	10.0000	10.2872	0

	02	2013	8.1847	9.8735	3,232
	02	2012	7.3133	8.1847	3,641
	02	2011	8.4242	7.3133	4,022
	02	2010	7.8610	8.4242	3,873
	02	2009	6.0009	7.8610	4,119
	02	2008	10.2864	6.0009	3,909
	02	2007	10.0000	10.2864	0

	03	2013	8.1638	9.8432	0
	03	2012	7.2983	8.1638	0
	03	2011	8.4112	7.2983	0
	03	2010	7.8529	8.4112	0
	03	2009	5.9977	7.8529	0
	03	2008	10.2862	5.9977	0
	03	2007	10.0000	10.2862	0

	04	2013	8.1009	9.7524	1,407
	04	2012	7.2533	8.1009	8,289
	04	2011	8.3720	7.2533	8,339
	04	2010	7.8283	8.3720	8,190
	04	2009	5.9881	7.8283	8,085
	04	2008	10.2856	5.9881	0
	04	2007	10.0000	10.2856	0

	05	2013	8.0800	9.7223	0
	05	2012	7.2383	8.0800	0
	05	2011	8.3590	7.2383	0
	05	2010	7.8201	8.3590	0
	05	2009	5.9849	7.8201	0
	05	2008	10.2854	5.9849	0
	05	2007	10.0000	10.2854	0

	06	2013	8.0177	9.6326	0
	06	2012	7.1936	8.0177	0
	06	2011	8.3201	7.1936	0
	06	2010	7.7956	8.3201	0
	06	2009	5.9753	7.7956	0
	06	2008	10.2848	5.9753	0
	06	2007	10.0000	10.2848	0

	07	2013	7.9970	9.6029	0
	07	2012	7.1787	7.9970	0
	07	2011	8.3072	7.1787	0
	07	2010	7.7875	8.3072	0
	07	2009	5.9722	7.7875	0
	07	2008	10.2846	5.9722	0
	07	2007	10.0000	10.2846	0

	08	2013	7.9148	9.4847	0
	08	2012	7.1195	7.9148	0
	08	2011	8.2556	7.1195	0
	08	2010	7.7550	8.2556	0
	08	2009	5.9594	7.7550	0
	08	2008	10.2838	5.9594	0
	08	2007	10.0000	10.2838	0

Huntington VA Macro 100	01	2013	9.3912	10.0000	0
	01	2012	8.6333	9.3912	0
	01	2011	8.8960	8.6333	0
	01	2010	7.9262	8.8960	0
	01	2009	6.6132	7.9262	0
	01	2008	10.1749	6.6132	0
	01	2007	10.0000	10.1749	0

	02	2013	9.2952	10.0000	0
	02	2012	8.5625	9.2952	0
	02	2011	8.8410	8.5625	0
	02	2010	7.8933	8.8410	0
	02	2009	6.5991	7.8933	0
	02	2008	10.1741	6.5991	0
	02	2007	10.0000	10.1741	0

	03	2013	9.2714	10.0000	0
	03	2012	8.5450	9.2714	0
	03	2011	8.8274	8.5450	0
	03	2010	7.8851	8.8274	0
	03	2009	6.5956	7.8851	0
	03	2008	10.1739	6.5956	0
	03	2007	10.0000	10.1739	0

	04	2013	9.2000	10.0000	0
	04	2012	8.4922	9.2000	0
	04	2011	8.7863	8.4922	0
	04	2010	7.8605	8.7863	0
	04	2009	6.5851	7.8605	0
	04	2008	10.1733	6.5851	0
	04	2007	10.0000	10.1733	0

	05	2013	9.1762	10.0000	0
	05	2012	8.4747	9.1762	0
	05	2011	8.7726	8.4747	0
	05	2010	7.8522	8.7726	0
	05	2009	6.5816	7.8522	0
	05	2008	10.1731	6.5816	0
	05	2007	10.0000	10.1731	0

	06	2013	9.1055	10.0000	0
	06	2012	8.4223	9.1055	0
	06	2011	8.7318	8.4223	0
	06	2010	7.8277	8.7318	0
	06	2009	6.5711	7.8277	0
	06	2008	10.1725	6.5711	0
	06	2007	10.0000	10.1725	0

	07	2013	9.0821	10.0000	0
	07	2012	8.4050	9.0821	0
	07	2011	8.7183	8.4050	0
	07	2010	7.8195	8.7183	0
	07	2009	6.5676	7.8195	0
	07	2008	10.1723	6.5676	0
	07	2007	10.0000	10.1723	0

	08	2013	8.9888	10.0000	0
	08	2012	8.3357	8.9888	0
	08	2011	8.6641	8.3357	0
	08	2010	7.7869	8.6641	0
	08	2009	6.5535	7.7869	0
	08	2008	10.1715	6.5535	0
	08	2007	10.0000	10.1715	0

Huntington VA Mid Corp America	01	2013	10.5731	13.7615	34,992
	01	2012	9.3827	10.5731	56,405
	01	2011	9.8116	9.3827	51,335
	01	2010	8.1237	9.8116	52,572
	01	2009	6.1536	8.1237	53,553
	01	2008	10.2300	6.1536	29,067
	01	2007	10.0000	10.2300	0

	02	2013	10.4650	13.5931	0
	02	2012	9.3058	10.4650	0
	02	2011	9.7510	9.3058	47
	02	2010	8.0899	9.7510	96
	02	2009	6.1405	8.0899	174
	02	2008	10.2292	6.1405	0
	02	2007	10.0000	10.2292	0

	03	2013	10.4383	13.5515	928
	03	2012	9.2867	10.4383	1,115
	03	2011	9.7359	9.2867	1,239
	03	2010	8.0816	9.7359	1,234
	03	2009	6.1373	8.0816	1,452
	03	2008	10.2290	6.1373	280
	03	2007	10.0000	10.2290	0

	04	2013	10.3578	13.4265	506
	04	2012	9.2294	10.3578	3,148
	04	2011	9.6906	9.2294	3,171
	04	2010	8.0563	9.6906	3,162
	04	2009	6.1274	8.0563	3,191
	04	2008	10.2284	6.1274	0
	04	2007	10.0000	10.2284	0

	05	2013	10.3311	13.3850	0
	05	2012	9.2103	10.3311	0
	05	2011	9.6756	9.2103	0
	05	2010	8.0479	9.6756	0
	05	2009	6.1242	8.0479	0
	05	2008	10.2282	6.1242	0
	05	2007	10.0000	10.2282	0

	06	2013	10.2515	13.2616	0
	06	2012	9.1534	10.2515	0
	06	2011	9.6305	9.1534	0
	06	2010	8.0227	9.6305	0
	06	2009	6.1144	8.0227	0
	06	2008	10.2276	6.1144	0
	06	2007	10.0000	10.2276	0

	07	2013	10.2251	13.2206	0
	07	2012	9.1346	10.2251	0
	07	2011	9.6156	9.1346	0
	07	2010	8.0143	9.6156	0
	07	2009	6.1111	8.0143	0
	07	2008	10.2274	6.1111	0
	07	2007	10.0000	10.2274	0

	08	2013	10.1200	13.0580	0
	08	2012	9.0593	10.1200	0
	08	2011	9.5558	9.0593	0
	08	2010	7.9808	9.5558	0
	08	2009	6.0981	7.9808	0
	08	2008	10.2266	6.0981	0
	08	2007	10.0000	10.2266	0

Huntington VA Mortgage Securities	01	2013	11.4078	11.0300	52,025
	01	2012	11.2238	11.4078	53,423
	01	2011	10.8374	11.2238	58,718
	01	2010	10.5059	10.8374	54,525
	01	2009	10.1289	10.5059	12,579
	01	2008	10.0827	10.1289	1,028
	01	2007	10.0000	10.0827	0

	02	2013	11.2913	10.8951	0
	02	2012	11.1319	11.2913	0
	02	2011	10.7705	11.1319	0
	02	2010	10.4623	10.7705	0
	02	2009	10.1074	10.4623	0
	02	2008	10.0819	10.1074	0
	02	2007	10.0000	10.0819	0

	03	2013	11.2624	10.8617	0
	03	2012	11.1091	11.2624	0
	03	2011	10.7539	11.1091	0
	03	2010	10.4514	10.7539	0
	03	2009	10.1021	10.4514	0
	03	2008	10.0817	10.1021	0
	03	2007	10.0000	10.0817	0

	04	2013	11.1757	10.7615	1,260
	04	2012	11.0405	11.1757	4,429
	04	2011	10.7039	11.0405	4,363
	04	2010	10.4188	10.7039	4,418
	04	2009	10.0860	10.4188	4,361
	04	2008	10.0811	10.0860	0
	04	2007	10.0000	10.0811	0

	05	2013	11.1469	10.7283	0
	05	2012	11.0178	11.1469	0
	05	2011	10.6873	11.0178	0
	05	2010	10.4079	10.6873	0
	05	2009	10.0806	10.4079	0
	05	2008	10.0809	10.0806	0
	05	2007	10.0000	10.0809	0

	06	2013	11.0610	10.6294	0
	06	2012	10.9498	11.0610	0
	06	2011	10.6376	10.9498	0
	06	2010	10.3754	10.6376	0
	06	2009	10.0645	10.3754	0
	06	2008	10.0803	10.0645	0
	06	2007	10.0000	10.0803	0

	07	2013	11.0326	10.5966	0
	07	2012	10.9272	11.0326	0
	07	2011	10.6210	10.9272	0
	07	2010	10.3646	10.6210	0
	07	2009	10.0592	10.3646	0
	07	2008	10.0801	10.0592	0
	07	2007	10.0000	10.0801	0

	08	2013	10.9192	10.4663	0
	08	2012	10.8372	10.9192	0
	08	2011	10.5551	10.8372	0
	08	2010	10.3214	10.5551	0
	08	2009	10.0378	10.3214	0
	08	2008	10.0793	10.0378	0
	08	2007	10.0000	10.0793	0

Huntington VA New Economy	01	2013	10.0000	10.0000	0
	01	2012	6.2211	10.0000	0
	01	2011	7.2478	6.2211	23,263
	01	2010	6.3547	7.2478	20,455
	01	2009	4.7986	6.3547	20,085
	01	2008	10.3062	4.7986	13,092
	01	2007	10.0000	10.3062	0

	02	2013	10.0000	10.0000	0
	02	2012	6.1701	10.0000	0
	02	2011	7.2030	6.1701	0
	02	2010	6.3283	7.2030	0
	02	2009	4.7884	6.3283	0
	02	2008	10.3054	4.7884	0
	02	2007	10.0000	10.3054	0

	03	2013	10.0000	10.0000	0
	03	2012	6.1575	10.0000	0
	03	2011	7.1919	6.1575	0
	03	2010	6.3217	7.1919	0
	03	2009	4.7859	6.3217	0
	03	2008	10.3052	4.7859	0
	03	2007	10.0000	10.3052	0

	04	2013	10.0000	10.0000	0
	04	2012	6.1194	10.0000	0
	04	2011	7.1583	6.1194	0
	04	2010	6.3019	7.1583	0
	04	2009	4.7782	6.3019	0
	04	2008	10.3046	4.7782	0
	04	2007	10.0000	10.3046	0

	05	2013	10.0000	10.0000	0
	05	2012	6.1068	10.0000	0
	05	2011	7.1472	6.1068	0
	05	2010	6.2953	7.1472	0
	05	2009	4.7757	6.2953	0
	05	2008	10.3044	4.7757	0
	05	2007	10.0000	10.3044	0

	06	2013	10.0000	10.0000	0
	06	2012	6.0690	10.0000	0
	06	2011	7.1139	6.0690	0
	06	2010	6.2756	7.1139	0
	06	2009	4.7680	6.2756	0
	06	2008	10.3038	4.7680	0
	06	2007	10.0000	10.3038	0

	07	2013	10.0000	10.0000	0
	07	2012	6.0565	10.0000	0
	07	2011	7.1029	6.0565	0
	07	2010	6.2691	7.1029	0
	07	2009	4.7655	6.2691	0
	07	2008	10.3036	4.7655	0
	07	2007	10.0000	10.3036	0

	08	2013	10.0000	10.0000	0
	08	2012	6.0066	10.0000	0
	08	2011	7.0587	6.0066	0
	08	2010	6.2428	7.0587	0
	08	2009	4.7553	6.2428	0
	08	2008	10.3028	4.7553	0
	08	2007	10.0000	10.3028	0

Huntington VA Real Strategies Fund	01	2013	7.0065	7.5183	73,866
	01	2012	6.8286	7.0065	91,375
	01	2011	7.6830	6.8286	96,810
	01	2010	6.3952	7.6830	89,231
	01	2009	4.8258	6.3952	36,820
	01	2008	10.0000	4.8258	9,934

	02	2013	6.9403	7.4321	0
	02	2012	6.7779	6.9403	0
	02	2011	7.6415	6.7779	0
	02	2010	6.3736	7.6415	0
	02	2009	4.8193	6.3736	0
	02	2008	10.0000	4.8193	0

	03	2013	6.9238	7.4107	0
	03	2012	6.7653	6.9238	0
	03	2011	7.6311	6.7653	0
	03	2010	6.3682	7.6311	0
	03	2009	4.8177	6.3682	0
	03	2008	10.0000	4.8177	0

	04	2013	6.8745	7.3467	0
	04	2012	6.7275	6.8745	0
	04	2011	7.6001	6.7275	0
	04	2010	6.3520	7.6001	0
	04	2009	4.8128	6.3520	0
	04	2008	10.0000	4.8128	0

	05	2013	6.8581	7.3254	0
	05	2012	6.7149	6.8581	0
	05	2011	7.5897	6.7149	0
	05	2010	6.3466	7.5897	0
	05	2009	4.8112	6.3466	0
	05	2008	10.0000	4.8112	0

	06	2013	6.8093	7.2621	0
	06	2012	6.6774	6.8093	0
	06	2011	7.5588	6.6774	0
	06	2010	6.3304	7.5588	0
	06	2009	4.8063	6.3304	0
	06	2008	10.0000	4.8063	0

	07	2013	6.7930	7.2411	0
	07	2012	6.6649	6.7930	0
	07	2011	7.5486	6.6649	0
	07	2010	6.3250	7.5486	0
	07	2009	4.8047	6.3250	0
	07	2008	10.0000	4.8047	0

	08	2013	6.7284	7.1576	0
	08	2012	6.6151	6.7284	0
	08	2011	7.5075	6.6151	0
	08	2010	6.3035	7.5075	0
	08	2009	4.7982	6.3035	0
	08	2008	10.0000	4.7982	0

Huntington VA Rotating Markets	01	2013	8.9394	10.9403	27,715
	01	2012	8.5002	8.9394	32,065
	01	2011	8.0892	8.5002	33,391
	01	2010	7.6623	8.0892	35,115
	01	2009	5.8412	7.6623	14,407
	01	2008	10.2525	5.8412	5,676
	01	2007	10.0000	10.2525	0

	02	2013	8.8479	10.8064	0
	02	2012	8.4305	8.8479	0
	02	2011	8.0392	8.4305	0
	02	2010	7.6305	8.0392	0
	02	2009	5.8288	7.6305	0
	02	2008	10.2517	5.8288	0
	02	2007	10.0000	10.2517	0

	03	2013	8.8253	10.7733	1,169
	03	2012	8.4133	8.8253	1,321
	03	2011	8.0268	8.4133	1,378
	03	2010	7.6226	8.0268	1,499
	03	2009	5.8257	7.6226	1,545
	03	2008	10.2515	5.8257	293
	03	2007	10.0000	10.2515	0

	04	2013	8.7573	10.6740	0
	04	2012	8.3613	8.7573	0
	04	2011	7.9894	8.3613	0
	04	2010	7.5987	7.9894	0
	04	2009	5.8164	7.5987	0
	04	2008	10.2509	5.8164	0
	04	2007	10.0000	10.2509	0

	05	2013	8.7348	10.6410	0
	05	2012	8.3441	8.7348	0
	05	2011	7.9770	8.3441	0
	05	2010	7.5908	7.9770	0
	05	2009	5.8133	7.5908	0
	05	2008	10.2507	5.8133	0
	05	2007	10.0000	10.2507	0

	06	2013	8.6675	10.5429	0
	06	2012	8.2925	8.6675	0
	06	2011	7.9399	8.2925	0
	06	2010	7.5670	7.9399	0
	06	2009	5.8040	7.5670	0
	06	2008	10.2501	5.8040	0
	06	2007	10.0000	10.2501	0

	07	2013	8.6452	10.5104	0
	07	2012	8.2754	8.6452	0
	07	2011	7.9276	8.2754	0
	07	2010	7.5591	7.9276	0
	07	2009	5.8009	7.5591	0
	07	2008	10.2499	5.8009	0
	07	2007	10.0000	10.2499	0

	08	2013	8.5563	10.3811	0
	08	2012	8.2072	8.5563	0
	08	2011	7.8783	8.2072	0
	08	2010	7.5276	7.8783	0
	08	2009	5.7885	7.5276	0
	08	2008	10.2490	5.7885	0
	08	2007	10.0000	10.2490	0

Huntington VA Situs Fund	01	2013	11.5957	15.0448	68,771
	01	2012	9.6155	11.5957	106,803
	01	2011	9.8664	9.6155	129,303
	01	2010	7.7399	9.8664	135,477
	01	2009	5.9193	7.7399	94,403
	01	2008	10.2414	5.9193	24,968
	01	2007	10.0000	10.2414	0

	02	2013	11.4771	14.8607	5,873
	02	2012	9.5367	11.4771	7,019
	02	2011	9.8054	9.5367	7,982
	02	2010	7.7077	9.8054	8,052
	02	2009	5.9067	7.7077	9,656
	02	2008	10.2406	5.9067	3,981
	02	2007	10.0000	10.2406	0

	03	2013	11.4478	14.8152	0
	03	2012	9.5172	11.4478	0
	03	2011	9.7903	9.5172	0
	03	2010	7.6997	9.7903	0
	03	2009	5.9036	7.6997	0
	03	2008	10.2404	5.9036	0
	03	2007	10.0000	10.2404	0

	04	2013	11.3596	14.6785	464
	04	2012	9.4584	11.3596	3,212
	04	2011	9.7447	9.4584	3,269
	04	2010	7.6757	9.7447	3,275
	04	2009	5.8941	7.6757	3,333
	04	2008	10.2398	5.8941	0
	04	2007	10.0000	10.2398	0

	05	2013	11.3303	14.6333	0
	05	2012	9.4389	11.3303	0
	05	2011	9.7296	9.4389	0
	05	2010	7.6677	9.7296	0
	05	2009	5.8910	7.6677	0
	05	2008	10.2396	5.8910	0
	05	2007	10.0000	10.2396	0

	06	2013	11.2430	14.4982	0
	06	2012	9.3806	11.2430	0
	06	2011	9.6843	9.3806	0
	06	2010	7.6436	9.6843	0
	06	2009	5.8816	7.6436	0
	06	2008	10.2390	5.8816	0
	06	2007	10.0000	10.2390	0

	07	2013	11.2141	14.4536	0
	07	2012	9.3613	11.2141	0
	07	2011	9.6693	9.3613	0
	07	2010	7.6357	9.6693	0
	07	2009	5.8784	7.6357	0
	07	2008	10.2388	5.8784	0
	07	2007	10.0000	10.2388	0

	08	2013	11.0988	14.2757	0
	08	2012	9.2841	11.0988	0
	08	2011	9.6092	9.2841	0
	08	2010	7.6038	9.6092	0
	08	2009	5.8659	7.6038	0
	08	2008	10.2380	5.8659	0
	08	2007	10.0000	10.2380	0

Invesco V.I. Equity and Income Fund, Series II	01	2013	11.8791	14.5906	1,151,467
	01	2012	10.7479	11.8791	842,844
	01	2011	11.0718	10.7479	819,924
	01	2010	10.0485	11.0718	846,113
	01	2009	8.3412	10.0485	635,887
	01	2008	10.0000	8.3412	169,134

	02	2013	11.7632	14.4189	241,801
	02	2012	10.6649	11.7632	229,544
	02	2011	11.0086	10.6649	245,553
	02	2010	10.0115	11.0086	240,011
	02	2009	8.3274	10.0115	240,874
	02	2008	10.0000	8.3274	55,931

	03	2013	11.7345	14.3764	0
	03	2012	10.6443	11.7345	0
	03	2011	10.9929	10.6443	0
	03	2010	10.0023	10.9929	0
	03	2009	8.3240	10.0023	958
	03	2008	10.0000	8.3240	0

	04	2013	11.6482	14.2488	190,262
	04	2012	10.5823	11.6482	132,864
	04	2011	10.9456	10.5823	154,127
	04	2010	9.9745	10.9456	143,473
	04	2009	8.3136	9.9745	73,435
	04	2008	10.0000	8.3136	22,952

	05	2013	11.6196	14.2066	0
	05	2012	10.5617	11.6196	0
	05	2011	10.9299	10.5617	0
	05	2010	9.9653	10.9299	0
	05	2009	8.3102	9.9653	0
	05	2008	10.0000	8.3102	0

	06	2013	11.5341	14.0805	7,680
	06	2012	10.5002	11.5341	0
	06	2011	10.8829	10.5002	0
	06	2010	9.9376	10.8829	0
	06	2009	8.2999	9.9376	0
	06	2008	10.0000	8.2999	0

	07	2013	11.5058	14.0387	0
	07	2012	10.4798	11.5058	0
	07	2011	10.8673	10.4798	0
	07	2010	9.9284	10.8673	0
	07	2009	8.2964	9.9284	0
	07	2008	10.0000	8.2964	121

	08	2013	11.3929	13.8726	0
	08	2012	10.3984	11.3929	0
	08	2011	10.8049	10.3984	0
	08	2010	9.8917	10.8049	0
	08	2009	8.2826	9.8917	4,822
	08	2008	10.0000	8.2826	4,772

Invesco V.I. American Value Fund, Series II	01	2013	12.2772	16.1720	213,297
	01	2012	10.6634	12.2772	92,595
	01	2011	10.7530	10.6634	88,386
	01	2010	8.9484	10.7530	80,031
	01	2009	6.5381	8.9484	42,779
	01	2008	10.0000	6.5381	14,627

	02	2013	12.1574	15.9816	27,031
	02	2012	10.5809	12.1574	25,131
	02	2011	10.6916	10.5809	52,780
	02	2010	8.9154	10.6916	49,785
	02	2009	6.5273	8.9154	50,246
	02	2008	10.0000	6.5273	3,826

	03	2013	12.1277	15.9345	478
	03	2012	10.5605	12.1277	585
	03	2011	10.6764	10.5605	0
	03	2010	8.9072	10.6764	0
	03	2009	6.5246	8.9072	0
	03	2008	10.0000	6.5246	0

	04	2013	12.0385	15.7931	41,536
	04	2012	10.4990	12.0385	26,899
	04	2011	10.6304	10.4990	30,202
	04	2010	8.8825	10.6304	29,368
	04	2009	6.5165	8.8825	22,252
	04	2008	10.0000	6.5165	14,029

	05	2013	12.0089	15.7462	0
	05	2012	10.4786	12.0089	0
	05	2011	10.6152	10.4786	0
	05	2010	8.8742	10.6152	0
	05	2009	6.5138	8.8742	0
	05	2008	10.0000	6.5138	0

	06	2013	11.9206	15.6065	0
	06	2012	10.4175	11.9206	0
	06	2011	10.5695	10.4175	0
	06	2010	8.8496	10.5695	0
	06	2009	6.5056	8.8496	0
	06	2008	10.0000	6.5056	0

	07	2013	11.8913	15.5602	0
	07	2012	10.3973	11.8913	0
	07	2011	10.5543	10.3973	0
	07	2010	8.8414	10.5543	0
	07	2009	6.5029	8.8414	0
	07	2008	10.0000	6.5029	0

	08	2013	11.7746	15.3760	0
	08	2012	10.3164	11.7746	0
	08	2011	10.4937	10.3164	0
	08	2010	8.8086	10.4937	0
	08	2009	6.4921	8.8086	0
	08	2008	10.0000	6.4921	0

Invesco V.I. Comstock Fund, Series II	01	2013	10.0891	13.4604	933,529
	01	2012	8.6266	10.0891	763,874
	01	2011	8.9599	8.6266	841,430
	01	2010	7.8742	8.9599	932,923
	01	2009	6.2351	7.8742	817,372
	01	2008	9.8759	6.2351	622,407
	01	2007	10.0000	9.8759	402,293

	02	2013	9.9699	13.2744	365,561
	02	2012	8.5422	9.9699	342,352
	02	2011	8.8903	8.5422	344,608
	02	2010	7.8290	8.8903	428,583
	02	2009	6.2119	7.8290	378,268
	02	2008	9.8593	6.2119	322,005
	02	2007	10.0000	9.8593	185,210

	03	2013	9.9405	13.2285	16,469
	03	2012	8.5213	9.9405	11,146
	03	2011	8.8731	8.5213	11,717
	03	2010	7.8177	8.8731	11,496
	03	2009	6.2061	7.8177	14,588
	03	2008	9.8552	6.2061	10,433
	03	2007	10.0000	9.8552	5,252

	04	2013	9.8520	13.0907	207,908
	04	2012	8.4585	9.8520	185,678
	04	2011	8.8211	8.4585	187,712
	04	2010	7.7839	8.8211	229,229
	04	2009	6.1887	7.7839	110,741
	04	2008	9.8428	6.1887	86,868
	04	2007	10.0000	9.8428	46,416

	05	2013	9.8227	13.0451	0
	05	2012	8.4376	9.8227	0
	05	2011	8.8039	8.4376	0
	05	2010	7.7726	8.8039	0
	05	2009	6.1829	7.7726	0
	05	2008	9.8386	6.1829	0
	05	2007	10.0000	9.8386	0

	06	2013	9.7352	12.9091	0
	06	2012	8.3754	9.7352	445
	06	2011	8.7523	8.3754	1,638
	06	2010	7.7390	8.7523	0
	06	2009	6.1656	7.7390	0
	06	2008	9.8262	6.1656	0
	06	2007	10.0000	9.8262	0

	07	2013	9.7062	12.8641	2,767
	07	2012	8.3548	9.7062	3,219
	07	2011	8.7352	8.3548	3,346
	07	2010	7.7278	8.7352	3,339
	07	2009	6.1598	7.7278	0
	07	2008	9.8220	6.1598	163
	07	2007	10.0000	9.8220	0

	08	2013	9.5910	12.6854	0
	08	2012	8.2726	9.5910	0
	08	2011	8.6670	8.2726	0
	08	2010	7.6831	8.6670	0
	08	2009	6.1368	7.6831	0
	08	2008	9.8055	6.1368	0
	08	2007	10.0000	9.8055	0

Invesco V.I. International Growth Fund, Series II	01	2013	11.5883	13.5304	14,415
	01	2012	10.2240	11.5883	6,013
	01	2011	10.0000	10.2240	0

	02	2013	11.5580	13.4676	2,783
	02	2012	10.2182	11.5580	0
	02	2011	10.0000	10.2182	454

	03	2013	11.5505	13.4520	0
	03	2012	10.2168	11.5505	0
	03	2011	10.0000	10.2168	0

	04	2013	11.5278	13.4050	968
	04	2012	10.2124	11.5278	0
	04	2011	10.0000	10.2124	0

	05	2013	11.5202	13.3894	0
	05	2012	10.2109	11.5202	0
	05	2011	10.0000	10.2109	0

	06	2013	11.4975	13.3426	0
	06	2012	10.2065	11.4975	0
	06	2011	10.0000	10.2065	0

	07	2013	11.4900	13.3270	0
	07	2012	10.2051	11.4900	0
	07	2011	10.0000	10.2051	0

	08	2013	11.4598	13.2648	0
	08	2012	10.1992	11.4598	0
	08	2011	10.0000	10.1992	0

JPMorgan Insurance Trust Core Bond Portfolio, Class 2 Shares	01	2013	10.3555	10.0075	380,117
	01	2012	10.0222	10.3555	145,072
	01	2011	10.0000	10.0222	13,251

	02	2013	10.3285	9.9610	82,381
	02	2012	10.0165	10.3285	36,937
	02	2011	10.0000	10.0165	12,748

	03	2013	10.3217	9.9495	2,272
	03	2012	10.0151	10.3217	0
	03	2011	10.0000	10.0151	0

	04	2013	10.3014	9.9147	130,767
	04	2012	10.0108	10.3014	60,456
	04	2011	10.0000	10.0108	0

	05	2013	10.2947	9.9031	0
	05	2012	10.0094	10.2947	0
	05	2011	10.0000	10.0094	0

	06	2013	10.2744	9.8685	0
	06	2012	10.0051	10.2744	0
	06	2011	10.0000	10.0051	0

	07	2013	10.2677	9.8570	0
	07	2012	10.0037	10.2677	49,664
	07	2011	10.0000	10.0037	0

	08	2013	10.2407	9.8109	0
	08	2012	9.9979	10.2407	0
	08	2011	10.0000	9.9979	0

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2 Shares	01	2013	11.9115	15.9207	71,309
	01	2012	10.3278	11.9115	31,418
	01	2011	10.0000	10.3278	0

	02	2013	11.8804	15.8468	39,684
	02	2012	10.3219	11.8804	9,491
	02	2011	10.0000	10.3219	0

	03	2013	11.8727	15.8285	0
	03	2012	10.3204	11.8727	0
	03	2011	10.0000	10.3204	0

	04	2013	11.8493	15.7731	8,304
	04	2012	10.3160	11.8493	1,059
	04	2011	10.0000	10.3160	0

	05	2013	11.8416	15.7547	0
	05	2012	10.3145	11.8416	0
	05	2011	10.0000	10.3145	0

	06	2013	11.8183	15.6997	0
	06	2012	10.3101	11.8183	0
	06	2011	10.0000	10.3101	0

	07	2013	11.8105	15.6814	0
	07	2012	10.3086	11.8105	0
	07	2011	10.0000	10.3086	0

	08	2013	11.7795	15.6082	0
	08	2012	10.3027	11.7795	0
	08	2011	10.0000	10.3027	0

Lazard Retirement Emerging Markets Equity Portfolio, Service Class	01	2013	10.7384	10.4299	1,739,073
	01	2012	8.9466	10.7384	1,782,481
	01	2011	11.0933	8.9466	2,024,596
	01	2010	9.1928	11.0933	1,837,993
	01	2009	5.5031	9.1928	1,351,361
	01	2008	10.0000	5.5031	852,549

	02	2013	10.6336	10.3071	448,134
	02	2012	8.8774	10.6336	512,204
	02	2011	11.0299	8.8774	513,399
	02	2010	9.1589	11.0299	620,363
	02	2009	5.4940	9.1589	629,558
	02	2008	10.0000	5.4940	445,364

	03	2013	10.6077	10.2767	3,208
	03	2012	8.8603	10.6077	2,291
	03	2011	11.0142	8.8603	2,540
	03	2010	9.1505	11.0142	3,277
	03	2009	5.4917	9.1505	3,584
	03	2008	10.0000	5.4917	3,063

	04	2013	10.5296	10.1855	263,449
	04	2012	8.8087	10.5296	248,400
	04	2011	10.9668	8.8087	271,787
	04	2010	9.1251	10.9668	272,195
	04	2009	5.4849	9.1251	135,166
	04	2008	10.0000	5.4849	59,627

	05	2013	10.5037	10.1552	0
	05	2012	8.7915	10.5037	0
	05	2011	10.9511	8.7915	0
	05	2010	9.1166	10.9511	0
	05	2009	5.4826	9.1166	0
	05	2008	10.0000	5.4826	0

	06	2013	10.4265	10.0651	0
	06	2012	8.7404	10.4265	0
	06	2011	10.9040	8.7404	2,983
	06	2010	9.0913	10.9040	3,110
	06	2009	5.4757	9.0913	73
	06	2008	10.0000	5.4757	507

	07	2013	10.4009	10.0353	1,215
	07	2012	8.7234	10.4009	2,570
	07	2011	10.8884	8.7234	3,966
	07	2010	9.0829	10.8884	3,654
	07	2009	5.4735	9.0829	3,587
	07	2008	10.0000	5.4735	249

	08	2013	10.2988	9.9164	0
	08	2012	8.6555	10.2988	0
	08	2011	10.8258	8.6555	0
	08	2010	9.0492	10.8258	0
	08	2009	5.4643	9.0492	0
	08	2008	10.0000	5.4643	0

Lord Abbett Series Fund - Fundamental Equity Portfolio, Class VC	01	2013	15.2971	20.4247	674,025
	01	2012	14.0666	15.2971	707,273
	01	2011	14.9744	14.0666	862,779
	01	2010	12.7916	14.9744	971,833
	01	2009	10.3245	12.7916	1,010,133
	01	2008	14.7181	10.3245	666,679
	01	2007	14.0237	14.7181	480,156
	01	2006	12.4373	14.0237	235,586
	01	2005	11.8235	12.4373	52,984

	02	2013	15.0170	20.0100	299,157
	02	2012	13.8373	15.0170	318,816
	02	2011	14.7603	13.8373	392,066
	02	2010	12.6344	14.7603	430,127
	02	2009	10.2184	12.6344	518,750
	02	2008	14.5967	10.2184	439,935
	02	2007	13.9365	14.5967	386,078
	02	2006	12.3852	13.9365	323,149
	02	2005	11.7978	12.3852	140,279

	03	2013	14.9481	19.9080	13,086
	03	2012	13.7808	14.9481	16,179
	03	2011	14.7075	13.7808	21,763
	03	2010	12.5956	14.7075	19,158
	03	2009	10.1921	12.5956	21,382
	03	2008	14.5667	10.1921	26,029
	03	2007	13.9149	14.5667	24,320
	03	2006	12.3722	13.9149	18,227
	03	2005	11.7915	12.3722	5,641

	04	2013	14.7416	19.6030	189,098
	04	2012	13.6115	14.7416	190,196
	04	2011	14.5490	13.6115	204,667
	04	2010	12.4789	14.5490	215,926
	04	2009	10.1132	12.4789	168,926
	04	2008	14.4762	10.1132	190,339
	04	2007	13.8498	14.4762	183,587
	04	2006	12.3332	13.8498	154,945
	04	2005	11.7722	12.3332	110,451

	05	2013	14.6734	19.5024	1,266
	05	2012	13.5555	14.6734	1,267
	05	2011	14.4965	13.5555	1,267
	05	2010	12.4403	14.4965	1,268
	05	2009	10.0871	12.4403	1,269
	05	2008	14.4461	10.0871	1,270
	05	2007	13.8282	14.4461	1,271
	05	2006	12.3202	13.8282	1,271
	05	2005	11.7658	12.3202	1,272

	06	2013	14.4708	19.2035	8,989
	06	2012	13.3888	14.4708	4,378
	06	2011	14.3403	13.3888	4,660
	06	2010	12.3250	14.3403	6,849
	06	2009	10.0090	12.3250	11,816
	06	2008	14.3564	10.0090	12,507
	06	2007	13.7635	14.3564	22,917
	06	2006	12.2813	13.7635	22,204
	06	2005	11.7466	12.2813	8,124

	07	2013	14.4039	19.1050	0
	07	2012	13.3338	14.4039	100
	07	2011	14.2886	13.3338	99
	07	2010	12.2869	14.2886	97
	07	2009	9.9831	12.2869	101
	07	2008	14.3266	9.9831	102
	07	2007	13.7420	14.3266	0
	07	2006	12.2684	13.7420	0
	07	2005	11.7402	12.2684	0

	08	2013	14.1387	18.7150	0
	08	2012	13.1153	14.1387	0
	08	2011	14.0832	13.1153	0
	08	2010	12.1351	14.0832	0
	08	2009	9.8800	12.1351	0
	08	2008	14.2078	9.8800	0
	08	2007	13.6562	14.2078	0
	08	2006	12.2167	13.6562	0
	08	2005	11.7146	12.2167	0

Lord Abbett Series Fund Growth Opportunities	01	2013	15.1801	20.4654	411,511
	01	2012	13.5283	15.1801	531,745
	01	2011	15.2913	13.5283	587,865
	01	2010	12.6481	15.2913	672,897
	01	2009	8.8358	12.6481	878,941
	01	2008	14.5486	8.8358	1,009,069
	01	2007	12.1980	14.5486	1,029,380
	01	2006	11.4947	12.1980	975,304
	01	2005	11.1705	11.4947	463,277

	02	2013	14.9022	20.0499	362,989
	02	2012	13.3079	14.9022	450,995
	02	2011	15.0727	13.3079	531,987
	02	2010	12.4927	15.0727	602,417
	02	2009	8.7450	12.4927	778,479
	02	2008	14.4287	8.7450	921,852
	02	2007	12.1223	14.4287	919,034
	02	2006	11.4465	12.1223	936,825
	02	2005	11.1463	11.4465	426,625

	03	2013	14.8337	19.9477	11,695
	03	2012	13.2535	14.8337	14,344
	03	2011	15.0188	13.2535	18,100
	03	2010	12.4543	15.0188	23,612
	03	2009	8.7225	12.4543	29,679
	03	2008	14.3990	8.7225	40,859
	03	2007	12.1035	14.3990	44,019
	03	2006	11.4346	12.1035	43,314
	03	2005	11.1403	11.4346	26,589

	04	2013	14.6288	19.6420	128,690
	04	2012	13.0905	14.6288	165,214
	04	2011	14.8569	13.0905	187,102
	04	2010	12.3389	14.8569	223,482
	04	2009	8.6550	12.3389	285,320
	04	2008	14.3095	8.6550	361,906
	04	2007	12.0468	14.3095	501,191
	04	2006	11.3984	12.0468	457,605
	04	2005	11.1221	11.3984	314,617

	05	2013	14.5611	19.5411	3,031
	05	2012	13.0367	14.5611	3,787
	05	2011	14.8033	13.0367	4,146
	05	2010	12.3007	14.8033	4,459
	05	2009	8.6326	12.3007	5,107
	05	2008	14.2798	8.6326	7,608
	05	2007	12.0280	14.2798	10,763
	05	2006	11.3864	12.0280	10,078
	05	2005	11.1160	11.3864	3,603

	06	2013	14.3600	19.2417	10,910
	06	2012	12.8764	14.3600	18,301
	06	2011	14.6437	12.8764	20,545
	06	2010	12.1868	14.6437	28,777
	06	2009	8.5657	12.1868	43,804
	06	2008	14.1911	8.5657	53,235
	06	2007	11.9717	14.1911	60,869
	06	2006	11.3505	11.9717	69,828
	06	2005	11.0979	11.3505	47,847

	07	2013	14.2936	19.1430	3,477
	07	2012	12.8235	14.2936	9,098
	07	2011	14.5910	12.8235	10,198
	07	2010	12.1490	14.5910	11,178
	07	2009	8.5436	12.1490	15,658
	07	2008	14.1616	8.5436	24,075
	07	2007	11.9530	14.1616	36,599
	07	2006	11.3385	11.9530	40,794
	07	2005	11.0918	11.3385	38,551

	08	2013	14.0304	18.7522	268
	08	2012	12.6134	14.0304	404
	08	2011	14.3813	12.6134	406
	08	2010	11.9990	14.3813	393
	08	2009	8.4553	11.9990	456
	08	2008	14.0442	8.4553	557
	08	2007	11.8783	14.0442	758
	08	2006	11.2907	11.8783	894
	08	2005	11.0677	11.2907	813

MFS Blended Research Core Equity Portfolio, Service Class	01	2013	17.1162	22.9035	809,846
	01	2012	15.1211	17.1162	1,060,869
	01	2011	15.1116	15.1211	1,311,612
	01	2010	13.2323	15.1116	1,758,771
	01	2009	10.7637	13.2323	2,394,402
	01	2008	16.8705	10.7637	2,914,766
	01	2007	16.2315	16.8705	3,195,279
	01	2006	14.5993	16.2315	2,919,330
	01	2005	13.8183	14.5993	1,489,201

	02	2013	16.7570	22.3772	886,757
	02	2012	14.8341	16.7570	1,167,868
	02	2011	14.8549	14.8341	1,438,721
	02	2010	13.0341	14.8549	1,812,378
	02	2009	10.6241	13.0341	2,229,845
	02	2008	16.6857	10.6241	2,592,174
	02	2007	16.0866	16.6857	2,725,037
	02	2006	14.4984	16.0866	2,623,535
	02	2005	13.7507	14.4984	1,185,820

	03	2013	16.6686	22.2480	44,534
	03	2012	14.7634	16.6686	56,001
	03	2011	14.7916	14.7634	67,533
	03	2010	12.9851	14.7916	96,009
	03	2009	10.5895	12.9851	116,372
	03	2008	16.6400	10.5895	140,303
	03	2007	16.0507	16.6400	153,482
	03	2006	14.4734	16.0507	154,379
	03	2005	13.7339	14.4734	98,770

	04	2013	16.4046	21.8621	375,451
	04	2012	14.5520	16.4046	471,116
	04	2011	14.6021	14.5520	550,195
	04	2010	12.8384	14.6021	705,820
	04	2009	10.4860	12.8384	896,777
	04	2008	16.5026	10.4860	1,142,270
	04	2007	15.9428	16.5026	1,429,595
	04	2006	14.3980	15.9428	1,429,838
	04	2005	13.6833	14.3980	1,059,082

	05	2013	16.3176	21.7350	9,731
	05	2012	14.4822	16.3176	11,859
	05	2011	14.5395	14.4822	14,155
	05	2010	12.7899	14.5395	16,558
	05	2009	10.4516	12.7899	18,491
	05	2008	16.4571	10.4516	24,369
	05	2007	15.9069	16.4571	27,976
	05	2006	14.3730	15.9069	29,121
	05	2005	13.6665	14.3730	9,968

	06	2013	16.0591	21.3580	70,434
	06	2012	14.2748	16.0591	94,859
	06	2011	14.3532	14.2748	105,855
	06	2010	12.6454	14.3532	140,888
	06	2009	10.3494	12.6454	163,090
	06	2008	16.3212	10.3494	184,100
	06	2007	15.8000	16.3212	208,935
	06	2006	14.2982	15.8000	225,689
	06	2005	13.6162	14.2982	148,006

	07	2013	14.5669	19.3635	16,323
	07	2012	12.9551	14.5669	41,542
	07	2011	13.0329	12.9551	44,415
	07	2010	11.4880	13.0329	53,204
	07	2009	9.4070	11.4880	66,839
	07	2008	14.8426	9.4070	95,323
	07	2007	14.3760	14.8426	140,535
	07	2006	13.0161	14.3760	145,427
	07	2005	12.4016	13.0161	144,538

	08	2013	14.2820	18.9460	975
	08	2012	12.7278	14.2820	1,516
	08	2011	12.8304	12.7278	1,637
	08	2010	11.3327	12.8304	1,831
	08	2009	9.2989	11.3327	2,004
	08	2008	14.7022	9.2989	2,235
	08	2007	14.2694	14.7022	3,287
	08	2006	12.9460	14.2694	3,470
	08	2005	12.3600	12.9460	3,889

MFS Bond Portfolio, Service Class	01	2013	16.9907	16.6253	2,675,289
	01	2012	15.5647	16.9907	2,186,893
	01	2011	14.8866	15.5647	2,136,109
	01	2010	13.6769	14.8866	2,164,621
	01	2009	10.8930	13.6769	1,165,307
	01	2008	12.4126	10.8930	392,181
	01	2007	12.2209	12.4126	222,993
	01	2006	11.8482	12.2209	90,826
	01	2005	11.8576	11.8482	78,095

	02	2013	16.6342	16.2434	328,661
	02	2012	15.2694	16.6342	327,100
	02	2011	14.6338	15.2694	322,785
	02	2010	13.4720	14.6338	288,349
	02	2009	10.7517	13.4720	285,902
	02	2008	12.2766	10.7517	106,134
	02	2007	12.1118	12.2766	147,994
	02	2006	11.7663	12.1118	116,723
	02	2005	11.7996	11.7663	117,261

	03	2013	16.5465	16.1496	9,809
	03	2012	15.1967	16.5465	8,163
	03	2011	14.5715	15.1967	8,571
	03	2010	13.4215	14.5715	10,494
	03	2009	10.7168	13.4215	7,531
	03	2008	12.2430	10.7168	7,176
	03	2007	12.0847	12.2430	12,777
	03	2006	11.7460	12.0847	15,577
	03	2005	11.7852	11.7460	14,193

	04	2013	16.2846	15.8695	496,903
	04	2012	14.9791	16.2846	369,557
	04	2011	14.3849	14.9791	359,463
	04	2010	13.2699	14.3849	330,152
	04	2009	10.6120	13.2699	154,570
	04	2008	12.1419	10.6120	138,219
	04	2007	12.0035	12.1419	282,919
	04	2006	11.6849	12.0035	334,862
	04	2005	11.7418	11.6849	352,583

	05	2013	16.1981	15.7773	0
	05	2012	14.9073	16.1981	0
	05	2011	14.3232	14.9073	0
	05	2010	13.2197	14.3232	14
	05	2009	10.5773	13.2197	191
	05	2008	12.1084	10.5773	400
	05	2007	11.9765	12.1084	569
	05	2006	11.6646	11.9765	708
	05	2005	11.7273	11.6646	1,417

	06	2013	15.9417	15.5036	5,554
	06	2012	14.6939	15.9417	7,526
	06	2011	14.1397	14.6939	7,888
	06	2010	13.0704	14.1397	24,347
	06	2009	10.4739	13.0704	2,597
	06	2008	12.0085	10.4739	4,332
	06	2007	11.8959	12.0085	22,477
	06	2006	11.6038	11.8959	37,007
	06	2005	11.6841	11.6038	38,237

	07	2013	14.2448	13.8463	77,476
	07	2012	13.1365	14.2448	15,759
	07	2011	12.6476	13.1365	11,875
	07	2010	11.6971	12.6476	17,038
	07	2009	9.3781	11.6971	27,910
	07	2008	10.7577	9.3781	35,035
	07	2007	10.6624	10.7577	88,971
	07	2006	10.4059	10.6624	102,904
	07	2005	10.4832	10.4059	110,489

	08	2013	13.9662	13.5477	2,018
	08	2012	12.9062	13.9662	1,887
	08	2011	12.4512	12.9062	2,065
	08	2010	11.5391	12.4512	3,316
	08	2009	9.2704	11.5391	3,515
	08	2008	10.6560	9.2704	3,704
	08	2007	10.5833	10.6560	17,207
	08	2006	10.3498	10.5833	17,003
	08	2005	10.4480	10.3498	15,276

MFS Core Equity Portfolio, Service Class	01	2013	10.8839	14.3742	843,492
	01	2012	9.5211	10.8839	1,002,792
	01	2011	9.8034	9.5211	1,022,395
	01	2010	8.5233	9.8034	932,079
	01	2009	6.5437	8.5233	983,386
	01	2008	10.8713	6.5437	553,485
	01	2007	10.0000	10.8713	288,954

	02	2013	10.7554	14.1756	245,703
	02	2012	9.4279	10.7554	282,434
	02	2011	9.7272	9.4279	298,416
	02	2010	8.4743	9.7272	288,285
	02	2009	6.5194	8.4743	331,065
	02	2008	10.8531	6.5194	239,464
	02	2007	10.0000	10.8531	131,379

	03	2013	10.7236	14.1266	2,397
	03	2012	9.4048	10.7236	2,669
	03	2011	9.7083	9.4048	2,744
	03	2010	8.4622	9.7083	2,679
	03	2009	6.5133	8.4622	2,782
	03	2008	10.8485	6.5133	363
	03	2007	10.0000	10.8485	775

	04	2013	10.6282	13.9794	159,905
	04	2012	9.3355	10.6282	166,056
	04	2011	9.6515	9.3355	100,718
	04	2010	8.4255	9.6515	85,155
	04	2009	6.4951	8.4255	94,551
	04	2008	10.8348	6.4951	65,946
	04	2007	10.0000	10.8348	45,392

	05	2013	10.5965	13.9307	1,268
	05	2012	9.3125	10.5965	1,446
	05	2011	9.6327	9.3125	1,526
	05	2010	8.4133	9.6327	1,567
	05	2009	6.4890	8.4133	1,638
	05	2008	10.8303	6.4890	1,731
	05	2007	10.0000	10.8303	1,492

	06	2013	10.5022	13.7855	49,364
	06	2012	9.2438	10.5022	50,263
	06	2011	9.5763	9.2438	46,770
	06	2010	8.3769	9.5763	46,820
	06	2009	6.4708	8.3769	47,102
	06	2008	10.8166	6.4708	47,053
	06	2007	10.0000	10.8166	47,052

	07	2013	10.4710	13.7376	0
	07	2012	9.2211	10.4710	2,569
	07	2011	9.5576	9.2211	3,843
	07	2010	8.3648	9.5576	3,846
	07	2009	6.4648	8.3648	3,916
	07	2008	10.8120	6.4648	158
	07	2007	10.0000	10.8120	0

	08	2013	10.3466	13.5466	0
	08	2012	9.1303	10.3466	0
	08	2011	9.4829	9.1303	0
	08	2010	8.3165	9.4829	0
	08	2009	6.4406	8.3165	0
	08	2008	10.7938	6.4406	0
	08	2007	10.0000	10.7938	0

MFS Emerging Markets Equity Portfolio, Service Class	01	2013	15.7772	14.6787	478,027
	01	2012	13.5269	15.7772	471,685
	01	2011	16.9221	13.5269	536,563
	01	2010	13.9353	16.9221	499,222
	01	2009	8.4276	13.9353	253,886
	01	2008	19.1263	8.4276	59,714
	01	2007	14.3768	19.1263	41,940
	01	2006	11.2530	14.3768	35,537
	01	2005	10.0000	11.2530	3,163

	02	2013	15.5483	14.4363	84,392
	02	2012	13.3580	15.5483	75,484
	02	2011	16.7448	13.3580	87,623
	02	2010	13.8174	16.7448	102,256
	02	2009	8.3733	13.8174	122,520
	02	2008	19.0421	8.3733	69,606
	02	2007	14.3428	19.0421	79,903
	02	2006	11.2492	14.3428	77,370
	02	2005	10.0000	11.2492	6,039

	03	2013	15.4918	14.3765	1,000
	03	2012	13.3163	15.4918	1,266
	03	2011	16.7009	13.3163	2,656
	03	2010	13.7882	16.7009	4,005
	03	2009	8.3598	13.7882	3,969
	03	2008	19.0212	8.3598	3,310
	03	2007	14.3344	19.0212	3,147
	03	2006	11.2483	14.3344	2,641
	03	2005	10.0000	11.2483	0

	04	2013	15.3224	14.1975	96,823
	04	2012	13.1909	15.3224	96,377
	04	2011	16.5691	13.1909	117,717
	04	2010	13.7003	16.5691	97,721
	04	2009	8.3193	13.7003	37,297
	04	2008	18.9581	8.3193	17,835
	04	2007	14.3089	18.9581	33,975
	04	2006	11.2455	14.3089	35,031
	04	2005	10.0000	11.2455	11,812

	05	2013	15.2663	14.1383	0
	05	2012	13.1494	15.2663	0
	05	2011	16.5253	13.1494	0
	05	2010	13.6711	16.5253	0
	05	2009	8.3058	13.6711	0
	05	2008	18.9372	8.3058	0
	05	2007	14.3004	18.9372	0
	05	2006	11.2445	14.3004	0
	05	2005	10.0000	11.2445	0

	06	2013	15.0993	13.9622	536
	06	2012	13.0256	15.0993	886
	06	2011	16.3949	13.0256	1,032
	06	2010	13.5839	16.3949	1,310
	06	2009	8.2655	13.5839	5,398
	06	2008	18.8744	8.2655	5,699
	06	2007	14.2750	18.8744	7,493
	06	2006	11.2417	14.2750	6,716
	06	2005	10.0000	11.2417	4,552

	07	2013	15.0440	13.9040	0
	07	2012	12.9846	15.0440	0
	07	2011	16.3516	12.9846	0
	07	2010	13.5550	16.3516	0
	07	2009	8.2521	13.5550	0
	07	2008	18.8535	8.2521	0
	07	2007	14.2665	18.8535	1,088
	07	2006	11.2407	14.2665	375
	07	2005	10.0000	11.2407	0

	08	2013	14.8246	13.6732	82
	08	2012	12.8216	14.8246	65
	08	2011	16.1794	12.8216	66
	08	2010	13.4397	16.1794	58
	08	2009	8.1987	13.4397	62
	08	2008	18.7701	8.1987	80
	08	2007	14.2326	18.7701	52
	08	2006	11.2370	14.2326	66
	08	2005	10.0000	11.2370	0

MFS Global Growth Portfolio, Service Class	01	2013	20.7996	24.7399	2,074
	01	2012	17.6999	20.7996	2,007
	01	2011	19.2816	17.6999	2,901
	01	2010	17.5773	19.2816	3,378
	01	2009	12.8178	17.5773	4,057
	01	2008	21.3906	12.8178	4,844
	01	2007	19.2426	21.3906	8,474
	01	2006	16.7212	19.2426	11,114
	01	2005	15.4928	16.7212	14,120

	02	2013	20.3630	24.1714	968
	02	2012	17.3639	20.3630	1,397
	02	2011	18.9541	17.3639	1,467
	02	2010	17.3139	18.9541	2,066
	02	2009	12.6514	17.3139	2,873
	02	2008	21.1564	12.6514	4,257
	02	2007	19.0708	21.1564	9,544
	02	2006	16.6057	19.0708	20,305
	02	2005	15.4170	16.6057	19,344

	03	2013	20.2557	24.0318	0
	03	2012	17.2812	20.2557	0
	03	2011	18.8734	17.2812	0
	03	2010	17.2489	18.8734	0
	03	2009	12.6103	17.2489	390
	03	2008	21.0984	12.6103	391
	03	2007	19.0283	21.0984	619
	03	2006	16.5770	19.0283	716
	03	2005	15.3982	16.5770	429

	04	2013	19.9349	23.6149	631
	04	2012	17.0337	19.9349	748
	04	2011	18.6316	17.0337	749
	04	2010	17.0540	18.6316	1,398
	04	2009	12.4870	17.0540	2,318
	04	2008	20.9243	12.4870	2,536
	04	2007	18.9003	20.9243	3,827
	04	2006	16.4907	18.9003	5,272
	04	2005	15.3415	16.4907	13,200

	05	2013	19.8291	23.4776	0
	05	2012	16.9520	19.8291	0
	05	2011	18.5517	16.9520	0
	05	2010	16.9896	18.5517	0
	05	2009	12.4461	16.9896	0
	05	2008	20.8665	12.4461	0
	05	2007	18.8579	20.8665	0
	05	2006	16.4621	18.8579	0
	05	2005	15.3226	16.4621	0

	06	2013	19.5151	23.0704	0
	06	2012	16.7092	19.5151	0
	06	2011	18.3141	16.7092	0
	06	2010	16.7976	18.3141	0
	06	2009	12.3244	16.7976	0
	06	2008	20.6944	12.3244	0
	06	2007	18.7311	20.6944	0
	06	2006	16.3764	18.7311	0
	06	2005	15.2662	16.3764	0

	07	2013	17.7872	21.0170	0
	07	2012	15.2376	17.7872	0
	07	2011	16.7096	15.2376	0
	07	2010	15.3339	16.7096	0
	07	2009	11.2562	15.3339	0
	07	2008	18.9104	11.2562	2,340
	07	2007	17.1252	18.9104	0
	07	2006	14.9800	17.1252	0
	07	2005	13.9716	14.9800	0

	08	2013	17.4393	20.5639	0
	08	2012	14.9704	17.4393	0
	08	2011	16.4502	14.9704	0
	08	2010	15.1267	16.4502	0
	08	2009	11.1269	15.1267	0
	08	2008	18.7316	11.1269	0
	08	2007	16.9983	18.7316	0
	08	2006	14.8994	16.9983	0
	08	2005	13.9248	14.8994	0

MFS Global Research Portfolio, Service Class	01	2013	17.4432	21.2181	10,881
	01	2012	15.2155	17.4432	15,802
	01	2011	16.6351	15.2155	17,738
	01	2010	15.0454	16.6351	27,472
	01	2009	11.5869	15.0454	28,663
	01	2008	18.5743	11.5869	33,050
	01	2007	16.7194	18.5743	49,739
	01	2006	15.4090	16.7194	57,079
	01	2005	14.5455	15.4090	19,396

	02	2013	17.0771	20.7305	13,969
	02	2012	14.9267	17.0771	20,165
	02	2011	16.3526	14.9267	23,651
	02	2010	14.8200	16.3526	33,975
	02	2009	11.4366	14.8200	42,572
	02	2008	18.3709	11.4366	45,070
	02	2007	16.5702	18.3709	45,842
	02	2006	15.3026	16.5702	46,461
	02	2005	14.4744	15.3026	31,271

	03	2013	16.9871	20.6108	0
	03	2012	14.8556	16.9871	0
	03	2011	16.2829	14.8556	0
	03	2010	14.7643	16.2829	0
	03	2009	11.3994	14.7643	0
	03	2008	18.3206	11.3994	2,927
	03	2007	16.5333	18.3206	3,100
	03	2006	15.2762	16.5333	3,268
	03	2005	14.4567	15.2762	3,447

	04	2013	16.7180	20.2533	3,673
	04	2012	14.6428	16.7180	2,008
	04	2011	16.0743	14.6428	11,955
	04	2010	14.5975	16.0743	13,119
	04	2009	11.2879	14.5975	3,974
	04	2008	18.1693	11.2879	6,963
	04	2007	16.4221	18.1693	12,551
	04	2006	15.1966	16.4221	19,833
	04	2005	14.4034	15.1966	13,273

	05	2013	16.6293	20.1354	0
	05	2012	14.5725	16.6293	0
	05	2011	16.0053	14.5725	0
	05	2010	14.5423	16.0053	16
	05	2009	11.2510	14.5423	207
	05	2008	18.1192	11.2510	434
	05	2007	16.3852	18.1192	931
	05	2006	15.1702	16.3852	1,144
	05	2005	14.3857	15.1702	1,297

	06	2013	16.3659	19.7862	1,458
	06	2012	14.3638	16.3659	1,522
	06	2011	15.8003	14.3638	1,687
	06	2010	14.3780	15.8003	1,647
	06	2009	11.1409	14.3780	3,920
	06	2008	17.9696	11.1409	5,965
	06	2007	16.2750	17.9696	5,788
	06	2006	15.0913	16.2750	4,630
	06	2005	14.3327	15.0913	1,953

	07	2013	14.7709	17.8488	0
	07	2012	12.9706	14.7709	0
	07	2011	14.2751	12.9706	0
	07	2010	12.9967	14.2751	0
	07	2009	10.0758	12.9967	0
	07	2008	16.2599	10.0758	3,505
	07	2007	14.7341	16.2599	0
	07	2006	13.6694	14.7341	702
	07	2005	12.9889	13.6694	0

	08	2013	14.4820	17.4638	0
	08	2012	12.7431	14.4820	0
	08	2011	14.0534	12.7431	0
	08	2010	12.8210	14.0534	0
	08	2009	9.9600	12.8210	0
	08	2008	16.1062	9.9600	0
	08	2007	14.6248	16.1062	0
	08	2006	13.5958	14.6248	0
	08	2005	12.9454	13.5958	0

MFS Global Tactical Allocation Portfolio, Service Class	01	2013	11.0736	11.8212	11,964,116
	01	2012	10.3056	11.0736	12,787,490
	01	2011	10.3446	10.3056	13,560,680
	01	2010	9.9880	10.3446	13,166,381
	01	2009	10.0000	9.9880	0

	02	2013	11.0055	11.7246	118,846
	02	2012	10.2632	11.0055	143,460
	02	2011	10.3230	10.2632	169,735
	02	2010	9.9874	10.3230	141,681
	02	2009	10.0000	9.9874	0

	03	2013	10.9885	11.7007	0
	03	2012	10.2526	10.9885	0
	03	2011	10.3176	10.2526	0
	03	2010	9.9873	10.3176	0
	03	2009	10.0000	9.9873	0

	04	2013	10.9376	11.6286	3,182,161
	04	2012	10.2209	10.9376	3,459,678
	04	2011	10.3014	10.2209	3,717,423
	04	2010	9.9869	10.3014	3,789,978
	04	2009	10.0000	9.9869	0

	05	2013	10.9207	11.6047	0
	05	2012	10.2103	10.9207	0
	05	2011	10.2960	10.2103	3,139
	05	2010	9.9867	10.2960	3,141
	05	2009	10.0000	9.9867	0

	06	2013	10.8701	11.5332	0
	06	2012	10.1787	10.8701	0
	06	2011	10.2798	10.1787	0
	06	2010	9.9863	10.2798	0
	06	2009	10.0000	9.9863	0

	07	2013	10.8533	11.5095	0
	07	2012	10.1681	10.8533	0
	07	2011	10.2744	10.1681	0
	07	2010	9.9862	10.2744	0
	07	2009	10.0000	9.9862	0

	08	2013	10.7862	11.4149	0
	08	2012	10.1261	10.7862	0
	08	2011	10.2528	10.1261	0
	08	2010	9.9856	10.2528	0
	08	2009	10.0000	9.9856	0

MFS Government Securities Portfolio, Service Class	01	2013	13.3289	12.7294	5,574,293
	01	2012	13.2529	13.3289	6,549,160
	01	2011	12.5801	13.2529	6,805,859
	01	2010	12.2410	12.5801	7,421,659
	01	2009	11.9409	12.2410	6,655,982
	01	2008	11.2118	11.9409	3,055,963
	01	2007	10.6642	11.2118	3,553,563
	01	2006	10.4787	10.6642	3,207,035
	01	2005	10.4444	10.4787	1,688,938

	02	2013	13.0492	12.4369	2,712,102
	02	2012	13.0014	13.0492	3,008,791
	02	2011	12.3664	13.0014	3,173,045
	02	2010	12.0576	12.3664	3,654,784
	02	2009	11.7861	12.0576	3,732,340
	02	2008	11.0889	11.7861	2,285,282
	02	2007	10.5690	11.0889	3,099,038
	02	2006	10.4063	10.5690	2,977,053
	02	2005	10.3934	10.4063	1,406,890

	03	2013	12.9805	12.3651	124,153
	03	2012	12.9395	12.9805	116,759
	03	2011	12.3138	12.9395	118,285
	03	2010	12.0124	12.3138	162,574
	03	2009	11.7478	12.0124	179,220
	03	2008	11.0585	11.7478	131,864
	03	2007	10.5454	11.0585	205,849
	03	2006	10.3883	10.5454	218,937
	03	2005	10.3807	10.3883	170,125

	04	2013	12.7749	12.1506	1,102,788
	04	2012	12.7543	12.7749	1,223,951
	04	2011	12.1560	12.7543	1,300,791
	04	2010	11.8767	12.1560	1,567,432
	04	2009	11.6329	11.8767	1,457,864
	04	2008	10.9673	11.6329	1,197,233
	04	2007	10.4745	10.9673	2,200,988
	04	2006	10.3342	10.4745	2,414,113
	04	2005	10.3424	10.3342	1,973,545

	05	2013	12.7071	12.0800	15,497
	05	2012	12.6931	12.7071	21,019
	05	2011	12.1039	12.6931	21,728
	05	2010	11.8318	12.1039	24,153
	05	2009	11.5949	11.8318	25,677
	05	2008	10.9370	11.5949	25,863
	05	2007	10.4510	10.9370	36,863
	05	2006	10.3162	10.4510	42,255
	05	2005	10.3297	10.3162	25,026

	06	2013	12.5059	11.8704	50,660
	06	2012	12.5113	12.5059	73,397
	06	2011	11.9488	12.5113	87,098
	06	2010	11.6981	11.9488	127,244
	06	2009	11.4815	11.6981	157,915
	06	2008	10.8467	11.4815	149,439
	06	2007	10.3806	10.8467	274,969
	06	2006	10.2625	10.3806	317,835
	06	2005	10.2916	10.2625	272,716

	07	2013	12.0620	11.4432	32,013
	07	2012	12.0734	12.0620	73,186
	07	2011	11.5365	12.0734	86,075
	07	2010	11.3002	11.5365	125,916
	07	2009	11.0966	11.3002	145,281
	07	2008	10.4885	11.0966	156,560
	07	2007	10.0430	10.4885	354,874
	07	2006	9.9337	10.0430	430,652
	07	2005	9.9670	9.9337	428,881

	08	2013	11.8261	11.1965	1,989
	08	2012	11.8617	11.8261	8,285
	08	2011	11.3573	11.8617	10,916
	08	2010	11.1475	11.3573	14,536
	08	2009	10.9691	11.1475	19,173
	08	2008	10.3892	10.9691	22,309
	08	2007	9.9685	10.3892	46,789
	08	2006	9.8802	9.9685	53,262
	08	2005	9.9336	9.8802	54,369

MFS Growth Portfolio, Service Class	01	2013	10.0000	10.0000	0
	01	2012	18.6505	10.0000	0
	01	2011	19.0939	18.6505	14,957
	01	2010	16.8082	19.0939	19,638
	01	2009	12.4333	16.8082	26,407
	01	2008	20.2380	12.4333	29,858
	01	2007	17.0075	20.2380	39,621
	01	2006	16.0563	17.0075	38,481
	01	2005	14.9910	16.0563	17,042

	02	2013	10.0000	10.0000	0
	02	2012	18.2965	10.0000	0
	02	2011	18.7696	18.2965	10,805
	02	2010	16.5564	18.7696	15,091
	02	2009	12.2719	16.5564	19,908
	02	2008	20.0163	12.2719	28,086
	02	2007	16.8557	20.0163	34,188
	02	2006	15.9454	16.8557	29,010
	02	2005	14.9177	15.9454	17,653

	03	2013	10.0000	10.0000	0
	03	2012	18.2093	10.0000	0
	03	2011	18.6897	18.2093	2,348
	03	2010	16.4942	18.6897	2,349
	03	2009	12.2321	16.4942	2,366
	03	2008	19.9615	12.2321	2,398
	03	2007	16.8181	19.9615	2,864
	03	2006	15.9178	16.8181	2,334
	03	2005	14.8995	15.9178	470

	04	2013	10.0000	10.0000	0
	04	2012	17.9485	10.0000	0
	04	2011	18.4502	17.9485	14,153
	04	2010	16.3078	18.4502	13,908
	04	2009	12.1124	16.3078	13,846
	04	2008	19.7967	12.1124	18,226
	04	2007	16.7050	19.7967	23,451
	04	2006	15.8350	16.7050	29,404
	04	2005	14.8446	15.8350	21,530

	05	2013	10.0000	10.0000	0
	05	2012	17.8624	10.0000	0
	05	2011	18.3711	17.8624	0
	05	2010	16.2462	18.3711	0
	05	2009	12.0728	16.2462	0
	05	2008	19.7421	12.0728	0
	05	2007	16.6675	19.7421	0
	05	2006	15.8075	16.6675	0
	05	2005	14.8263	15.8075	0

	06	2013	10.0000	10.0000	0
	06	2012	17.6066	10.0000	0
	06	2011	18.1357	17.6066	4,095
	06	2010	16.0626	18.1357	4,136
	06	2009	11.9547	16.0626	4,593
	06	2008	19.5791	11.9547	4,867
	06	2007	16.5554	19.5791	5,319
	06	2006	15.7252	16.5554	4,712
	06	2005	14.7717	15.7252	3,809

	07	2013	10.0000	10.0000	0
	07	2012	15.0900	10.0000	0
	07	2011	15.5514	15.0900	0
	07	2010	13.7808	15.5514	0
	07	2009	10.2616	13.7808	0
	07	2008	16.8149	10.2616	0
	07	2007	14.2254	16.8149	0
	07	2006	13.5189	14.2254	0
	07	2005	12.7057	13.5189	0

	08	2013	10.0000	10.0000	0
	08	2012	14.8254	10.0000	0
	08	2011	15.3099	14.8254	0
	08	2010	13.5946	15.3099	0
	08	2009	10.1437	13.5946	0
	08	2008	16.6560	10.1437	0
	08	2007	14.1199	16.6560	0
	08	2006	13.4462	14.1199	0
	08	2005	12.6631	13.4462	0

MFS High Yield Portfolio, Service Class	01	2013	19.4315	20.2762	764,023
	01	2012	17.2515	19.4315	915,899
	01	2011	16.8880	17.2515	643,336
	01	2010	14.8827	16.8880	872,057
	01	2009	10.1078	14.8827	1,085,688
	01	2008	14.6085	10.1078	1,572,594
	01	2007	14.6264	14.6085	1,469,823
	01	2006	13.5138	14.6264	854,850
	01	2005	13.4791	13.5138	541,364

	02	2013	19.0238	19.8104	522,322
	02	2012	16.9242	19.0238	620,253
	02	2011	16.6012	16.9242	561,851
	02	2010	14.6598	16.6012	702,912
	02	2009	9.9766	14.6598	865,681
	02	2008	14.4485	9.9766	1,215,258
	02	2007	14.4958	14.4485	1,171,287
	02	2006	13.4204	14.4958	860,396
	02	2005	13.4132	13.4204	502,644

	03	2013	18.9235	19.6961	25,099
	03	2012	16.8436	18.9235	23,034
	03	2011	16.5305	16.8436	27,139
	03	2010	14.6048	16.5305	43,840
	03	2009	9.9442	14.6048	54,296
	03	2008	14.4089	9.9442	72,421
	03	2007	14.4635	14.4089	69,129
	03	2006	13.3973	14.4635	54,392
	03	2005	13.3968	13.3973	43,597

	04	2013	18.6239	19.3545	247,450
	04	2012	16.6025	18.6239	326,832
	04	2011	16.3188	16.6025	320,540
	04	2010	14.4399	16.3188	399,485
	04	2009	9.8470	14.4399	378,545
	04	2008	14.2900	9.8470	749,120
	04	2007	14.3662	14.2900	633,288
	04	2006	13.3275	14.3662	578,347
	04	2005	13.3474	13.3275	465,165

	05	2013	18.5251	19.2419	8,282
	05	2012	16.5228	18.5251	14,411
	05	2011	16.2488	16.5228	7,443
	05	2010	14.3853	16.2488	17,084
	05	2009	9.8148	14.3853	16,470
	05	2008	14.2506	9.8148	6,616
	05	2007	14.3340	14.2506	7,671
	05	2006	13.3044	14.3340	6,722
	05	2005	13.3310	13.3044	5,702

	06	2013	18.2318	18.9083	14,706
	06	2012	16.2863	18.2318	25,920
	06	2011	16.0407	16.2863	30,386
	06	2010	14.2228	16.0407	38,858
	06	2009	9.7188	14.2228	44,918
	06	2008	14.1329	9.7188	91,088
	06	2007	14.2376	14.1329	80,245
	06	2006	13.2351	14.2376	67,269
	06	2005	13.2819	13.2351	56,456

	07	2013	15.9343	16.5172	6,927
	07	2012	14.2414	15.9343	21,461
	07	2011	14.0338	14.2414	16,828
	07	2010	12.4497	14.0338	21,612
	07	2009	8.5115	12.4497	29,112
	07	2008	12.3836	8.5115	50,841
	07	2007	12.4817	12.3836	64,561
	07	2006	11.6088	12.4817	71,581
	07	2005	11.6558	11.6088	75,188

	08	2013	15.6227	16.1610	501
	08	2012	13.9916	15.6227	1,692
	08	2011	13.8158	13.9916	1,928
	08	2010	12.2814	13.8158	2,614
	08	2009	8.4137	12.2814	2,813
	08	2008	12.2665	8.4137	5,821
	08	2007	12.3892	12.2665	7,666
	08	2006	11.5463	12.3892	8,778
	08	2005	11.6167	11.5463	9,752

MFS International Growth Portfolio, Service Class	01	2013	10.9534	12.2460	385,518
	01	2012	9.3174	10.9534	376,175
	01	2011	10.6579	9.3174	463,026
	01	2010	9.4340	10.6579	459,493
	01	2009	6.9666	9.4340	396,157
	01	2008	11.7986	6.9666	249,539
	01	2007	10.0000	11.7986	127,464

	02	2013	10.8240	12.0768	66,143
	02	2012	9.2262	10.8240	70,455
	02	2011	10.5751	9.2262	113,158
	02	2010	9.3798	10.5751	107,931
	02	2009	6.9406	9.3798	157,617
	02	2008	11.7788	6.9406	87,830
	02	2007	10.0000	11.7788	62,387

	03	2013	10.7920	12.0350	474
	03	2012	9.2036	10.7920	465
	03	2011	10.5545	9.2036	500
	03	2010	9.3664	10.5545	3,665
	03	2009	6.9342	9.3664	8,213
	03	2008	11.7739	6.9342	8,496
	03	2007	10.0000	11.7739	7,902

	04	2013	10.6960	11.9096	57,657
	04	2012	9.1358	10.6960	64,417
	04	2011	10.4928	9.1358	73,007
	04	2010	9.3258	10.4928	61,900
	04	2009	6.9148	9.3258	69,265
	04	2008	11.7590	6.9148	37,390
	04	2007	10.0000	11.7590	20,362

	05	2013	10.6642	11.8681	0
	05	2012	9.1133	10.6642	0
	05	2011	10.4723	9.1133	0
	05	2010	9.3123	10.4723	0
	05	2009	6.9083	9.3123	0
	05	2008	11.7541	6.9083	0
	05	2007	10.0000	11.7541	0

	06	2013	10.5692	11.7445	0
	06	2012	9.0461	10.5692	0
	06	2011	10.4110	9.0461	0
	06	2010	9.2721	10.4110	0
	06	2009	6.8890	9.2721	0
	06	2008	11.7392	6.8890	0
	06	2007	10.0000	11.7392	0

	07	2013	10.5378	11.7035	0
	07	2012	9.0238	10.5378	138
	07	2011	10.3906	9.0238	146
	07	2010	9.2586	10.3906	134
	07	2009	6.8825	9.2586	135
	07	2008	11.7343	6.8825	0
	07	2007	10.0000	11.7343	0

	08	2013	10.4127	11.5410	0
	08	2012	8.9350	10.4127	0
	08	2011	10.3095	8.9350	0
	08	2010	9.2052	10.3095	0
	08	2009	6.8568	9.2052	0
	08	2008	11.7145	6.8568	0
	08	2007	10.0000	11.7145	0

MFS International Value Portfolio, Service Class	01	2013	10.6262	13.3391	3,452,666
	01	2012	9.3205	10.6262	4,034,518
	01	2011	9.6480	9.3205	5,226,896
	01	2010	9.0180	9.6480	6,359,934
	01	2009	7.3289	9.0180	6,445,161
	01	2008	10.8913	7.3289	7,132,947
	01	2007	10.0000	10.8913	6,031,070

	02	2013	10.5007	13.1548	2,266,211
	02	2012	9.2293	10.5007	2,757,026
	02	2011	9.5731	9.2293	3,407,858
	02	2010	8.9662	9.5731	4,104,195
	02	2009	7.3016	8.9662	4,158,854
	02	2008	10.8730	7.3016	4,676,201
	02	2007	10.0000	10.8730	3,766,139

	03	2013	10.4697	13.1093	42,344
	03	2012	9.2067	10.4697	55,834
	03	2011	9.5545	9.2067	73,261
	03	2010	8.9533	9.5545	121,321
	03	2009	7.2948	8.9533	129,407
	03	2008	10.8685	7.2948	136,878
	03	2007	10.0000	10.8685	130,669

	04	2013	10.3765	12.9727	389,325
	04	2012	9.1388	10.3765	467,474
	04	2011	9.4986	9.1388	587,025
	04	2010	8.9146	9.4986	658,672
	04	2009	7.2744	8.9146	675,273
	04	2008	10.8548	7.2744	736,658
	04	2007	10.0000	10.8548	556,152

	05	2013	10.3457	12.9275	1,020
	05	2012	9.1163	10.3457	0
	05	2011	9.4800	9.1163	0
	05	2010	8.9017	9.4800	0
	05	2009	7.2676	8.9017	0
	05	2008	10.8502	7.2676	0
	05	2007	10.0000	10.8502	0

	06	2013	10.2536	12.7928	2,687
	06	2012	9.0491	10.2536	2,747
	06	2011	9.4245	9.0491	6,522
	06	2010	8.8631	9.4245	3,717
	06	2009	7.2473	8.8631	6,005
	06	2008	10.8365	7.2473	7,111
	06	2007	10.0000	10.8365	37,717

	07	2013	10.2231	12.7482	3,402
	07	2012	9.0268	10.2231	3,800
	07	2011	9.4061	9.0268	3,987
	07	2010	8.8503	9.4061	4,071
	07	2009	7.2405	8.8503	3,923
	07	2008	10.8319	7.2405	6,638
	07	2007	10.0000	10.8319	9,335

	08	2013	10.1017	12.5711	0
	08	2012	8.9380	10.1017	0
	08	2011	9.3326	8.9380	0
	08	2010	8.7992	9.3326	0
	08	2009	7.2134	8.7992	0
	08	2008	10.8137	7.2134	0
	08	2007	10.0000	10.8137	0

MFS Massachusetts Investors Growth Stock Portfolio, Service Class	01	2013	16.8364	21.5482	111,676
	01	2012	14.6509	16.8364	87,285
	01	2011	14.8118	14.6509	106,595
	01	2010	13.3480	14.8118	145,879
	01	2009	9.7094	13.3480	177,891
	01	2008	15.7595	9.7094	227,420
	01	2007	14.4028	15.7595	282,786
	01	2006	13.6329	14.4028	197,097
	01	2005	13.3080	13.6329	144,731

	02	2013	16.4830	21.0530	123,807
	02	2012	14.3728	16.4830	132,900
	02	2011	14.5602	14.3728	161,553
	02	2010	13.1480	14.5602	187,730
	02	2009	9.5834	13.1480	272,741
	02	2008	15.5868	9.5834	312,353
	02	2007	14.2743	15.5868	371,228
	02	2006	13.5387	14.2743	357,280
	02	2005	13.2429	13.5387	337,811

	03	2013	16.3961	20.9315	15,533
	03	2012	14.3043	16.3961	10,380
	03	2011	14.4982	14.3043	10,639
	03	2010	13.0987	14.4982	8,795
	03	2009	9.5523	13.0987	13,534
	03	2008	15.5441	9.5523	19,628
	03	2007	14.2424	15.5441	23,831
	03	2006	13.5153	14.2424	14,816
	03	2005	13.2267	13.5153	12,697

	04	2013	16.1365	20.5685	161,087
	04	2012	14.0995	16.1365	124,873
	04	2011	14.3125	14.0995	148,761
	04	2010	12.9507	14.3125	188,220
	04	2009	9.4589	12.9507	238,810
	04	2008	15.4158	9.4589	317,801
	04	2007	14.1466	15.4158	563,892
	04	2006	13.4450	14.1466	426,206
	04	2005	13.1780	13.4450	451,530

	05	2013	16.0508	20.4488	2,674
	05	2012	14.0318	16.0508	2,604
	05	2011	14.2511	14.0318	2,647
	05	2010	12.9017	14.2511	7,217
	05	2009	9.4279	12.9017	7,752
	05	2008	15.3733	9.4279	8,383
	05	2007	14.1148	15.3733	7,140
	05	2006	13.4216	14.1148	565
	05	2005	13.1618	13.4216	566

	06	2013	15.7966	20.0941	50,913
	06	2012	13.8309	15.7966	55,506
	06	2011	14.0685	13.8309	56,345
	06	2010	12.7559	14.0685	57,831
	06	2009	9.3357	12.7559	66,899
	06	2008	15.2464	9.3357	78,971
	06	2007	14.0199	15.2464	93,782
	06	2006	13.3517	14.0199	87,254
	06	2005	13.1133	13.3517	50,540

	07	2013	14.2068	18.0626	31,414
	07	2012	12.4453	14.2068	23,328
	07	2011	12.6656	12.4453	26,868
	07	2010	11.4898	12.6656	39,986
	07	2009	8.4133	11.4898	57,570
	07	2008	13.7471	8.4133	90,642
	07	2007	12.6477	13.7471	135,960
	07	2006	12.0511	12.6477	86,955
	07	2005	11.8420	12.0511	100,638

	08	2013	13.9289	17.6731	1,628
	08	2012	12.2270	13.9289	4,608
	08	2011	12.4689	12.2270	5,448
	08	2010	11.3345	12.4689	8,047
	08	2009	8.3166	11.3345	11,408
	08	2008	13.6171	8.3166	16,256
	08	2007	12.5540	13.6171	25,492
	08	2006	11.9862	12.5540	14,305
	08	2005	11.8022	11.9862	13,753

MFS Mid Cap Growth Portfolio, Service Class	01	2013	10.0000	10.0000	0
	01	2012	13.8012	10.0000	0
	01	2011	14.9729	13.8012	21,029
	01	2010	11.8120	14.9729	25,042
	01	2009	8.4622	11.8120	34,010
	01	2008	17.7181	8.4622	48,076
	01	2007	16.4408	17.7181	55,328
	01	2006	16.3568	16.4408	77,553
	01	2005	16.1809	16.3568	81,228

	02	2013	10.0000	10.0000	0
	02	2012	13.5392	10.0000	0
	02	2011	14.7185	13.5392	20,406
	02	2010	11.6350	14.7185	24,492
	02	2009	8.3524	11.6350	34,819
	02	2008	17.5240	8.3524	50,224
	02	2007	16.2940	17.5240	72,611
	02	2006	16.2438	16.2940	104,451
	02	2005	16.1018	16.2438	124,894

	03	2013	10.0000	10.0000	0
	03	2012	13.4747	10.0000	0
	03	2011	14.6558	13.4747	1,766
	03	2010	11.5913	14.6558	3,071
	03	2009	8.3253	11.5913	6,125
	03	2008	17.4760	8.3253	7,687
	03	2007	16.2577	17.4760	5,519
	03	2006	16.2157	16.2577	7,967
	03	2005	16.0821	16.2157	7,827

	04	2013	10.0000	10.0000	0
	04	2012	13.2816	10.0000	0
	04	2011	14.4680	13.2816	36,271
	04	2010	11.4603	14.4680	44,993
	04	2009	8.2438	11.4603	64,711
	04	2008	17.3317	8.2438	83,999
	04	2007	16.1483	17.3317	102,519
	04	2006	16.1313	16.1483	151,980
	04	2005	16.0229	16.1313	180,059

	05	2013	10.0000	10.0000	0
	05	2012	13.2180	10.0000	0
	05	2011	14.4060	13.2180	1,100
	05	2010	11.4170	14.4060	1,060
	05	2009	8.2168	11.4170	1,504
	05	2008	17.2839	8.2168	1,678
	05	2007	16.1120	17.2839	1,092
	05	2006	16.1033	16.1120	1,116
	05	2005	16.0032	16.1033	1,269

	06	2013	10.0000	10.0000	0
	06	2012	13.0286	10.0000	0
	06	2011	14.2214	13.0286	3,614
	06	2010	11.2879	14.2214	4,277
	06	2009	8.1364	11.2879	9,132
	06	2008	17.1412	8.1364	12,330
	06	2007	16.0037	17.1412	12,261
	06	2006	16.0195	16.0037	14,089
	06	2005	15.9442	16.0195	14,198

	07	2013	10.0000	10.0000	0
	07	2012	11.0644	10.0000	0
	07	2011	12.0835	11.0644	11,791
	07	2010	9.5959	12.0835	14,351
	07	2009	6.9204	9.5959	21,604
	07	2008	14.5868	6.9204	28,787
	07	2007	13.6258	14.5868	29,316
	07	2006	13.6462	13.6258	39,296
	07	2005	13.5890	13.6462	42,690

	08	2013	10.0000	10.0000	0
	08	2012	10.8703	10.0000	0
	08	2011	11.8958	10.8703	1,687
	08	2010	9.4662	11.8958	2,307
	08	2009	6.8408	9.4662	2,754
	08	2008	14.4488	6.8408	5,319
	08	2007	13.5247	14.4488	5,177
	08	2006	13.5727	13.5247	6,467
	08	2005	13.5435	13.5727	7,222

MFS Money Market Portfolio, Service Class	01	2013	9.6983	9.5383	5,988,234
	01	2012	9.8619	9.6983	6,603,854
	01	2011	10.0269	9.8619	2,265,467
	01	2010	10.1951	10.0269	2,971,009
	01	2009	10.3662	10.1951	3,296,508
	01	2008	10.3541	10.3662	4,013,623
	01	2007	10.0669	10.3541	3,756,439
	01	2006	9.8103	10.0669	2,061,575
	01	2005	9.7346	9.8103	1,225,126

	02	2013	9.4948	9.3191	2,398,840
	02	2012	9.6748	9.4948	3,139,977
	02	2011	9.8566	9.6748	1,511,050
	02	2010	10.0424	9.8566	1,911,376
	02	2009	10.2317	10.0424	1,994,618
	02	2008	10.2407	10.2317	2,759,646
	02	2007	9.9771	10.2407	2,659,717
	02	2006	9.7424	9.9771	2,020,296
	02	2005	9.6869	9.7424	1,159,083

	03	2013	9.4447	9.2653	88,962
	03	2012	9.6287	9.4447	85,505
	03	2011	9.8146	9.6287	155,065
	03	2010	10.0047	9.8146	119,439
	03	2009	10.1985	10.0047	119,734
	03	2008	10.2127	10.1985	139,027
	03	2007	9.9548	10.2127	142,581
	03	2006	9.7256	9.9548	130,440
	03	2005	9.6751	9.7256	87,369

	04	2013	9.2952	9.1046	960,844
	04	2012	9.4908	9.2952	1,134,041
	04	2011	9.6889	9.4908	641,639
	04	2010	9.8917	9.6889	829,081
	04	2009	10.0987	9.8917	1,180,522
	04	2008	10.1283	10.0987	1,242,373
	04	2007	9.8878	10.1283	1,555,511
	04	2006	9.6750	9.8878	1,324,163
	04	2005	9.6395	9.6750	1,020,666

	05	2013	9.2458	9.0516	9,484
	05	2012	9.4453	9.2458	7,293
	05	2011	9.6473	9.4453	52,104
	05	2010	9.8543	9.6473	18,679
	05	2009	10.0657	9.8543	22,017
	05	2008	10.1004	10.0657	45,238
	05	2007	9.8656	10.1004	53,135
	05	2006	9.6581	9.8656	14,889
	05	2005	9.6276	9.6581	10,903

	06	2013	9.0994	8.8946	51,532
	06	2012	9.3100	9.0994	127,833
	06	2011	9.5237	9.3100	119,538
	06	2010	9.7430	9.5237	176,901
	06	2009	9.9672	9.7430	180,832
	06	2008	10.0170	9.9672	209,782
	06	2007	9.7992	10.0170	188,023
	06	2006	9.6078	9.7992	187,154
	06	2005	9.5921	9.6078	171,953

	07	2013	9.1644	8.9536	24,924
	07	2012	9.3814	9.1644	38,300
	07	2011	9.6016	9.3814	39,084
	07	2010	9.8277	9.6016	51,511
	07	2009	10.0591	9.8277	59,466
	07	2008	10.1144	10.0591	114,413
	07	2007	9.8997	10.1144	156,866
	07	2006	9.7113	9.8997	156,511
	07	2005	9.7003	9.7113	155,671

	08	2013	8.9852	8.7605	2,621
	08	2012	9.2168	8.9852	4,619
	08	2011	9.4525	9.2168	5,297
	08	2010	9.6949	9.4525	6,451
	08	2009	9.9435	9.6949	6,049
	08	2008	10.0188	9.9435	7,300
	08	2007	9.8262	10.0188	16,191
	08	2006	9.6589	9.8262	17,822
	08	2005	9.6678	9.6589	18,053

MFS New Discovery Portfolio, Service Class	01	2013	22.0500	30.5937	289,763
	01	2012	18.5489	22.0500	392,919
	01	2011	21.0844	18.5489	476,172
	01	2010	15.7382	21.0844	593,321
	01	2009	9.8345	15.7382	962,475
	01	2008	16.6022	9.8345	1,485,983
	01	2007	16.5064	16.6022	1,504,779
	01	2006	14.8655	16.5064	1,282,174
	01	2005	14.4005	14.8655	667,749

	02	2013	21.5872	29.8907	317,183
	02	2012	18.1968	21.5872	430,848
	02	2011	20.7263	18.1968	518,838
	02	2010	15.5023	20.7263	605,737
	02	2009	9.7069	15.5023	899,135
	02	2008	16.4204	9.7069	1,297,131
	02	2007	16.3591	16.4204	1,284,357
	02	2006	14.7628	16.3591	1,141,061
	02	2005	14.3300	14.7628	524,793

	03	2013	21.4734	29.7180	14,972
	03	2012	18.1101	21.4734	19,141
	03	2011	20.6380	18.1101	23,563
	03	2010	15.4441	20.6380	30,591
	03	2009	9.6754	15.4441	44,889
	03	2008	16.3754	9.6754	70,859
	03	2007	16.3226	16.3754	73,445
	03	2006	14.7374	16.3226	68,275
	03	2005	14.3126	14.7374	46,508

	04	2013	21.1333	29.2025	123,226
	04	2012	17.8507	21.1333	170,720
	04	2011	20.3735	17.8507	196,019
	04	2010	15.2696	20.3735	232,663
	04	2009	9.5807	15.2696	350,010
	04	2008	16.2402	9.5807	562,098
	04	2007	16.2128	16.2402	682,593
	04	2006	14.6607	16.2128	644,476
	04	2005	14.2598	14.6607	519,226

	05	2013	21.0211	29.0327	3,170
	05	2012	17.7651	21.0211	4,148
	05	2011	20.2862	17.7651	4,862
	05	2010	15.2119	20.2862	5,402
	05	2009	9.5493	15.2119	7,102
	05	2008	16.1954	9.5493	11,891
	05	2007	16.1764	16.1954	12,783
	05	2006	14.6352	16.1764	12,643
	05	2005	14.2423	14.6352	4,584

	06	2013	20.6881	28.5290	13,115
	06	2012	17.5106	20.6881	21,911
	06	2011	20.0262	17.5106	25,150
	06	2010	15.0400	20.0262	34,744
	06	2009	9.4559	15.0400	51,965
	06	2008	16.0617	9.4559	74,530
	06	2007	16.0676	16.0617	79,901
	06	2006	14.5590	16.0676	81,266
	06	2005	14.1898	14.5590	63,192

	07	2013	18.7274	25.8121	5,490
	07	2012	15.8592	18.7274	13,159
	07	2011	18.1469	15.8592	15,604
	07	2010	13.6355	18.1469	17,241
	07	2009	8.5773	13.6355	26,534
	07	2008	14.5767	8.5773	47,951
	07	2007	14.5896	14.5767	63,624
	07	2006	13.2265	14.5896	64,596
	07	2005	12.8977	13.2265	66,997

	08	2013	18.3610	25.2554	224
	08	2012	15.5810	18.3610	395
	08	2011	17.8650	15.5810	415
	08	2010	13.4512	17.8650	414
	08	2009	8.4787	13.4512	538
	08	2008	14.4389	8.4787	764
	08	2007	14.4814	14.4389	1,272
	08	2006	13.1553	14.4814	1,291
	08	2005	12.8545	13.1553	1,497

MFS Research International Portfolio, Service Class	01	2013	19.6982	23.0104	783,440
	01	2012	17.2251	19.6982	883,646
	01	2011	19.6916	17.2251	1,067,637
	01	2010	18.1458	19.6916	1,228,009
	01	2009	14.1381	18.1458	1,382,660
	01	2008	25.0452	14.1381	1,542,662
	01	2007	22.5761	25.0452	1,434,614
	01	2006	18.0378	22.5761	898,276
	01	2005	15.7838	18.0378	475,682

	02	2013	19.2848	22.4817	559,826
	02	2012	16.8981	19.2848	639,536
	02	2011	19.3572	16.8981	794,174
	02	2010	17.8739	19.3572	898,692
	02	2009	13.9546	17.8739	1,004,491
	02	2008	24.7710	13.9546	1,141,084
	02	2007	22.3747	24.7710	1,023,267
	02	2006	17.9132	22.3747	787,994
	02	2005	15.7066	17.9132	363,884

	03	2013	19.1832	22.3519	15,513
	03	2012	16.8177	19.1832	17,843
	03	2011	19.2748	16.8177	20,463
	03	2010	17.8069	19.2748	24,487
	03	2009	13.9093	17.8069	29,209
	03	2008	24.7032	13.9093	42,491
	03	2007	22.3248	24.7032	42,756
	03	2006	17.8823	22.3248	38,903
	03	2005	15.6874	17.8823	29,990

	04	2013	18.8792	21.9641	186,394
	04	2012	16.5767	18.8792	230,930
	04	2011	19.0278	16.5767	293,699
	04	2010	17.6056	19.0278	326,747
	04	2009	13.7733	17.6056	349,639
	04	2008	24.4992	13.7733	443,127
	04	2007	22.1746	24.4992	533,858
	04	2006	17.7892	22.1746	544,471
	04	2005	15.6296	17.7892	476,563

	05	2013	18.7791	21.8364	3,788
	05	2012	16.4973	18.7791	3,765
	05	2011	18.9462	16.4973	3,890
	05	2010	17.5391	18.9462	4,406
	05	2009	13.7282	17.5391	4,341
	05	2008	24.4317	13.7282	6,830
	05	2007	22.1248	24.4317	8,362
	05	2006	17.7583	22.1248	10,337
	05	2005	15.6104	17.7583	2,712

	06	2013	18.4816	21.4576	7,860
	06	2012	16.2610	18.4816	14,031
	06	2011	18.7035	16.2610	15,303
	06	2010	17.3409	18.7035	18,374
	06	2009	13.5939	17.3409	27,634
	06	2008	24.2300	13.5939	34,405
	06	2007	21.9761	24.2300	51,226
	06	2006	17.6658	21.9761	67,947
	06	2005	15.5529	17.6658	56,579

	07	2013	17.6108	20.4361	4,263
	07	2012	15.5027	17.6108	13,088
	07	2011	17.8405	15.5027	15,216
	07	2010	16.5492	17.8405	18,178
	07	2009	12.9799	16.5492	25,834
	07	2008	23.1475	12.9799	45,084
	07	2007	21.0050	23.1475	70,681
	07	2006	16.8939	21.0050	84,119
	07	2005	14.8808	16.8939	105,204

	08	2013	17.2663	19.9954	1,429
	08	2012	15.2308	17.2663	1,692
	08	2011	17.5634	15.2308	1,839
	08	2010	16.3256	17.5634	2,509
	08	2009	12.8308	16.3256	2,619
	08	2008	22.9287	12.8308	2,837
	08	2007	20.8494	22.9287	8,110
	08	2006	16.8029	20.8494	8,955
	08	2005	14.8310	16.8029	10,243

MFS Strategic Income Portfolio, Service Class	01	2013	16.7356	16.6375	7,640
	01	2012	15.4298	16.7356	8,733
	01	2011	15.0403	15.4298	15,532
	01	2010	13.8964	15.0403	15,929
	01	2009	11.1044	13.8964	19,798
	01	2008	13.0102	11.1044	23,328
	01	2007	12.8150	13.0102	31,038
	01	2006	12.2399	12.8150	61,250
	01	2005	12.2477	12.2399	48,678

	02	2013	16.3845	16.2553	5,129
	02	2012	15.1370	16.3845	7,268
	02	2011	14.7849	15.1370	8,155
	02	2010	13.6883	14.7849	8,487
	02	2009	10.9604	13.6883	16,010
	02	2008	12.8678	10.9604	19,737
	02	2007	12.7007	12.8678	33,249
	02	2006	12.1553	12.7007	51,381
	02	2005	12.1879	12.1553	97,712

	03	2013	16.2981	16.1615	0
	03	2012	15.0649	16.2981	0
	03	2011	14.7220	15.0649	0
	03	2010	13.6370	14.7220	0
	03	2009	10.9248	13.6370	0
	03	2008	12.8325	10.9248	0
	03	2007	12.6724	12.8325	110
	03	2006	12.1344	12.6724	3,479
	03	2005	12.1730	12.1344	3,804

	04	2013	16.0401	15.8812	3,194
	04	2012	14.8493	16.0401	3,198
	04	2011	14.5334	14.8493	34,627
	04	2010	13.4829	14.5334	34,100
	04	2009	10.8180	13.4829	4,314
	04	2008	12.7266	10.8180	11,566
	04	2007	12.5871	12.7266	16,984
	04	2006	12.0712	12.5871	19,325
	04	2005	12.1281	12.0712	18,809

	05	2013	15.9549	15.7888	0
	05	2012	14.7780	15.9549	0
	05	2011	14.4710	14.7780	0
	05	2010	13.4320	14.4710	0
	05	2009	10.7826	13.4320	0
	05	2008	12.6915	10.7826	0
	05	2007	12.5588	12.6915	0
	05	2006	12.0502	12.5588	0
	05	2005	12.1132	12.0502	1,008

	06	2013	15.7023	15.5150	0
	06	2012	14.5665	15.7023	0
	06	2011	14.2857	14.5665	0
	06	2010	13.2803	14.2857	0
	06	2009	10.6772	13.2803	0
	06	2008	12.5867	10.6772	0
	06	2007	12.4744	12.5867	12,939
	06	2006	11.9875	12.4744	13,964
	06	2005	12.0686	11.9875	14,192

	07	2013	14.2066	14.0300	0
	07	2012	13.1857	14.2066	0
	07	2011	12.9382	13.1857	0
	07	2010	12.0337	12.9382	0
	07	2009	9.6799	12.0337	0
	07	2008	11.4169	9.6799	0
	07	2007	11.3209	11.4169	0
	07	2006	10.8845	11.3209	0
	07	2005	10.9638	10.8845	0

	08	2013	13.9287	13.7275	0
	08	2012	12.9545	13.9287	0
	08	2011	12.7373	12.9545	0
	08	2010	11.8711	12.7373	0
	08	2009	9.5687	11.8711	0
	08	2008	11.3090	9.5687	0
	08	2007	11.2369	11.3090	0
	08	2006	10.8259	11.2369	0
	08	2005	10.9270	10.8259	0

MFS Total Return Portfolio, Service Class	01	2013	15.8000	10.0000	0
	01	2012	14.4721	15.8000	8,677,814
	01	2011	14.4747	14.4721	10,009,560
	01	2010	13.4173	14.4747	11,494,526
	01	2009	11.5803	13.4173	12,624,645
	01	2008	15.0464	11.5803	9,459,348
	01	2007	14.7012	15.0464	8,198,511
	01	2006	13.3566	14.7012	5,912,527
	01	2005	13.2086	13.3566	4,385,623

	02	2013	15.4684	10.0000	0
	02	2012	14.1974	15.4684	3,672,469
	02	2011	14.2288	14.1974	4,234,882
	02	2010	13.2163	14.2288	4,983,040
	02	2009	11.4301	13.2163	5,572,280
	02	2008	14.8815	11.4301	5,214,175
	02	2007	14.5700	14.8815	4,930,683
	02	2006	13.2643	14.5700	3,782,489
	02	2005	13.1440	13.2643	2,664,428

	03	2013	15.3869	10.0000	0
	03	2012	14.1299	15.3869	94,854
	03	2011	14.1683	14.1299	215,488
	03	2010	13.1667	14.1683	233,990
	03	2009	11.3930	13.1667	312,295
	03	2008	14.8408	11.3930	339,165
	03	2007	14.5375	14.8408	332,671
	03	2006	13.2414	14.5375	321,889
	03	2005	13.1280	13.2414	317,687

	04	2013	15.1432	10.0000	0
	04	2012	13.9275	15.1432	1,910,651
	04	2011	13.9868	13.9275	2,128,904
	04	2010	13.0179	13.9868	2,401,739
	04	2009	11.2816	13.0179	2,399,364
	04	2008	14.7183	11.2816	2,272,400
	04	2007	14.4397	14.7183	2,718,755
	04	2006	13.1725	14.4397	2,774,565
	04	2005	13.0796	13.1725	2,831,365

	05	2013	15.0628	10.0000	0
	05	2012	13.8607	15.0628	6,842
	05	2011	13.9268	13.8607	6,883
	05	2010	12.9687	13.9268	8,672
	05	2009	11.2446	12.9687	9,773
	05	2008	14.6777	11.2446	18,676
	05	2007	14.4073	14.6777	37,079
	05	2006	13.1496	14.4073	36,250
	05	2005	13.0635	13.1496	26,425

	06	2013	14.8243	10.0000	0
	06	2012	13.6622	14.8243	161,903
	06	2011	13.7483	13.6622	159,120
	06	2010	12.8222	13.7483	186,721
	06	2009	11.1347	12.8222	235,219
	06	2008	14.5565	11.1347	283,496
	06	2007	14.3104	14.5565	407,685
	06	2006	13.0811	14.3104	490,077
	06	2005	13.0154	13.0811	625,901

	07	2013	13.5322	10.0000	0
	07	2012	12.4778	13.5322	51,698
	07	2011	12.5629	12.4778	69,838
	07	2010	11.7226	12.5629	92,283
	07	2009	10.1850	11.7226	119,467
	07	2008	13.3218	10.1850	166,806
	07	2007	13.1033	13.3218	399,868
	07	2006	11.9838	13.1033	488,659
	07	2005	11.9297	11.9838	547,506

	08	2013	13.2676	10.0000	0
	08	2012	12.2590	13.2676	0
	08	2011	12.3678	12.2590	0
	08	2010	11.5642	12.3678	0
	08	2009	10.0680	11.5642	0
	08	2008	13.1959	10.0680	0
	08	2007	13.0061	13.1959	8,358
	08	2006	11.9193	13.0061	17,627
	08	2005	11.8897	11.9193	21,161

MFS Total Return Series, Service Class	01	2013	10.0000	10.6977	12,454,046

	02	2013	10.0000	10.6895	5,054,506

	03	2013	10.0000	10.6875	144,928

	04	2013	10.0000	10.6813	2,706,718

	05	2013	10.0000	10.6793	2,312

	06	2013	10.0000	10.6731	185,897

	07	2013	10.0000	10.6711	59,853

	08	2013	10.0000	10.6629	0

MFS Utilities Portfolio, Service Class	01	2013	37.9044	44.8450	550,845
	01	2012	33.8329	37.9044	668,717
	01	2011	32.1976	33.8329	815,871
	01	2010	28.8171	32.1976	914,426
	01	2009	22.0144	28.8171	864,461
	01	2008	35.6767	22.0144	689,573
	01	2007	28.2798	35.6767	414,202
	01	2006	21.7888	28.2798	124,615
	01	2005	18.9388	21.7888	58,006

	02	2013	37.1092	43.8149	181,435
	02	2012	33.1910	37.1092	237,581
	02	2011	31.6510	33.1910	306,506
	02	2010	28.3856	31.6510	339,263
	02	2009	21.7290	28.3856	379,516
	02	2008	35.2863	21.7290	384,736
	02	2007	28.0276	35.2863	323,247
	02	2006	21.6383	28.0276	226,943
	02	2005	18.8463	21.6383	90,137

	03	2013	36.9137	43.5620	3,536
	03	2012	33.0330	36.9137	3,156
	03	2011	31.5163	33.0330	3,469
	03	2010	28.2791	31.5163	4,724
	03	2009	21.6584	28.2791	5,116
	03	2008	35.1897	21.6584	5,461
	03	2007	27.9651	35.1897	6,223
	03	2006	21.6010	27.9651	3,083
	03	2005	18.8233	21.6010	2,283

	04	2013	36.3293	42.8067	124,962
	04	2012	32.5602	36.3293	158,840
	04	2011	31.1127	32.5602	153,028
	04	2010	27.9597	31.1127	155,763
	04	2009	21.4467	27.9597	135,725
	04	2008	34.8994	21.4467	111,211
	04	2007	27.7771	34.8994	92,638
	04	2006	21.4886	27.7771	62,849
	04	2005	18.7540	21.4886	49,796

	05	2013	36.1366	42.5579	206
	05	2012	32.4041	36.1366	211
	05	2011	30.9793	32.4041	1,258
	05	2010	27.8541	30.9793	4,775
	05	2009	21.3766	27.8541	1,349
	05	2008	34.8032	21.3766	1,483
	05	2007	27.7148	34.8032	234
	05	2006	21.4513	27.7148	0
	05	2005	18.7309	21.4513	849

	06	2013	35.5645	41.8199	6,471
	06	2012	31.9402	35.5645	6,809
	06	2011	30.5826	31.9402	6,735
	06	2010	27.5395	30.5826	7,241
	06	2009	21.1676	27.5395	7,181
	06	2008	34.5160	21.1676	7,360
	06	2007	27.5285	34.5160	8,416
	06	2006	21.3397	27.5285	8,222
	06	2005	18.6620	21.3397	6,208

	07	2013	28.8724	33.9334	0
	07	2012	25.9434	28.8724	1,434
	07	2011	24.8534	25.9434	1,687
	07	2010	22.3918	24.8534	1,958
	07	2009	17.2197	22.3918	3,160
	07	2008	28.0930	17.2197	1,848
	07	2007	22.4173	28.0930	1,900
	07	2006	17.3864	22.4173	2,251
	07	2005	15.2125	17.3864	0

	08	2013	28.3078	33.2018	0
	08	2012	25.4885	28.3078	0
	08	2011	24.4675	25.4885	0
	08	2010	22.0893	24.4675	0
	08	2009	17.0219	22.0893	0
	08	2008	27.8275	17.0219	0
	08	2007	22.2512	27.8275	0
	08	2006	17.2928	22.2512	0
	08	2005	15.1615	17.2928	0

MFS Value Portfolio, Service Class	01	2013	18.3178	24.4074	1,760,947
	01	2012	16.0616	18.3178	2,293,077
	01	2011	16.3776	16.0616	2,798,715
	01	2010	14.9717	16.3776	3,133,940
	01	2009	12.6542	14.9717	3,173,064
	01	2008	19.1675	12.6542	2,562,272
	01	2007	18.1019	19.1675	351,349
	01	2006	15.2534	18.1019	242,292
	01	2005	14.5837	15.2534	174,041

	02	2013	17.9334	23.8465	774,543
	02	2012	15.7567	17.9334	1,066,085
	02	2011	16.0994	15.7567	1,330,324
	02	2010	14.7474	16.0994	1,556,673
	02	2009	12.4900	14.7474	1,714,086
	02	2008	18.9576	12.4900	1,510,708
	02	2007	17.9404	18.9576	632,006
	02	2006	15.1480	17.9404	640,378
	02	2005	14.5124	15.1480	635,707

	03	2013	17.8389	23.7089	14,749
	03	2012	15.6817	17.8389	14,383
	03	2011	16.0309	15.6817	18,866
	03	2010	14.6920	16.0309	22,022
	03	2009	12.4495	14.6920	27,527
	03	2008	18.9057	12.4495	26,950
	03	2007	17.9004	18.9057	13,800
	03	2006	15.1219	17.9004	7,276
	03	2005	14.4946	15.1219	7,705

	04	2013	17.5564	23.2976	276,095
	04	2012	15.4571	17.5564	355,665
	04	2011	15.8255	15.4571	455,687
	04	2010	14.5260	15.8255	498,801
	04	2009	12.3277	14.5260	538,503
	04	2008	18.7496	12.3277	461,210
	04	2007	17.7800	18.7496	374,296
	04	2006	15.0432	17.7800	385,058
	04	2005	14.4412	15.0432	378,552

	05	2013	17.4632	23.1622	1,695
	05	2012	15.3830	17.4632	1,804
	05	2011	15.7576	15.3830	1,899
	05	2010	14.4711	15.7576	6,051
	05	2009	12.2874	14.4711	6,578
	05	2008	18.6979	12.2874	5,618
	05	2007	17.7401	18.6979	6,283
	05	2006	15.0170	17.7401	5,872
	05	2005	14.4235	15.0170	6,551

	06	2013	17.1866	22.7604	11,995
	06	2012	15.1627	17.1866	17,931
	06	2011	15.5557	15.1627	24,672
	06	2010	14.3076	15.5557	20,847
	06	2009	12.1672	14.3076	26,331
	06	2008	18.5436	12.1672	19,333
	06	2007	17.6208	18.5436	28,923
	06	2006	14.9389	17.6208	41,351
	06	2005	14.3704	14.9389	43,660

	07	2013	15.9596	21.1246	25,951
	07	2012	14.0874	15.9596	12,428
	07	2011	14.4599	14.0874	17,875
	07	2010	13.3065	14.4599	25,559
	07	2009	11.3217	13.3065	39,694
	07	2008	17.2638	11.3217	33,183
	07	2007	16.4131	17.2638	57,609
	07	2006	13.9221	16.4131	71,027
	07	2005	13.3991	13.9221	87,337

	08	2013	15.6474	20.6692	1,388
	08	2012	13.8403	15.6474	2,884
	08	2011	14.2354	13.8403	3,268
	08	2010	13.1267	14.2354	4,858
	08	2009	11.1916	13.1267	5,073
	08	2008	17.1006	11.1916	3,126
	08	2007	16.2915	17.1006	10,647
	08	2006	13.8472	16.2915	11,143
	08	2005	13.3542	13.8472	11,876

MFS Growth Series, Service Class	01	2013	21.4819	28.8381	78,884
	01	2012	10.0000	21.4819	97,492

	02	2013	21.0310	28.1754	32,552
	02	2012	10.0000	21.0310	37,046

	03	2013	20.9202	28.0127	1,250
	03	2012	10.0000	20.9202	2,339

	04	2013	20.5888	27.5268	28,434
	04	2012	10.0000	20.5888	31,271

	05	2013	20.4796	27.3668	0
	05	2012	10.0000	20.4796	0

	06	2013	20.1552	26.8921	3,856
	06	2012	10.0000	20.1552	3,973

	07	2013	17.2655	23.0247	0
	07	2012	10.0000	17.2655	0

	08	2013	16.9278	22.5282	0
	08	2012	10.0000	16.9278	0

MFS Research Series, Service Class	01	2013	10.3037	13.3767	5,697,938
	01	2012	10.0000	10.3037	8,122,812

	02	2013	10.3013	13.3464	2,471,073
	02	2012	10.0000	10.3013	3,357,386

	03	2013	10.3007	13.3388	39,049
	03	2012	10.0000	10.3007	60,109

	04	2013	10.2989	13.3161	440,840
	04	2012	10.0000	10.2989	587,192

	05	2013	10.2983	13.3085	1,328
	05	2012	10.0000	10.2983	1,486

	06	2013	10.2965	13.2858	0
	06	2012	10.0000	10.2965	420

	07	2013	10.2959	13.2782	0
	07	2012	10.0000	10.2959	140

	08	2013	10.2935	13.2479	0
	08	2012	10.0000	10.2935	0

MFS Value Series, Initial Class	01	2013	10.3176	13.7892	4,875,148
	01	2012	10.0000	10.3176	6,192,151

	02	2013	10.3152	13.7579	3,945,107
	02	2012	10.0000	10.3152	5,130,877

	03	2013	10.3146	13.7501	141,498
	03	2012	10.0000	10.3146	164,675

	04	2013	10.3128	13.7267	1,058,476
	04	2012	10.0000	10.3128	1,400,269

	05	2013	10.3122	13.7188	18,866
	05	2012	10.0000	10.3122	22,768

	06	2013	10.3104	13.6954	79,680
	06	2012	10.0000	10.3104	128,273

	07	2013	10.3098	13.6877	34,791
	07	2012	10.0000	10.3098	79,999

	08	2013	10.3073	13.6565	1,462
	08	2012	10.0000	10.3073	7,544

MFS Value Series, Service Class	01	2013	10.3145	13.7554	262,776
	01	2012	10.0000	10.3145	352,368

	02	2013	10.3121	13.7243	67,024
	02	2012	10.0000	10.3121	88,845

	03	2013	10.3115	13.7165	921
	03	2012	10.0000	10.3115	1,126

	04	2013	10.3097	13.6931	29,734
	04	2012	10.0000	10.3097	45,989

	05	2013	10.3091	13.6853	0
	05	2012	10.0000	10.3091	0

	06	2013	10.3073	13.6620	0
	06	2012	10.0000	10.3073	0

	07	2013	10.3067	13.6542	0
	07	2012	10.0000	10.3067	0

	08	2013	10.3042	13.6231	0
	08	2012	10.0000	10.3042	0

MFS Blended Research Small Cap Portfolio, Service Class	01	2013	10.2683	14.6771	2,248,378
	01	2012	9.1276	10.2683	3,266,393
	01	2011	9.7786	9.1276	3,928,708
	01	2010	8.0134	9.7786	4,206,284
	01	2009	5.9693	8.0134	5,113,170
	01	2008	9.8122	5.9693	5,916,051
	01	2007	10.0000	9.8122	3,357,669

	02	2013	10.1471	14.4743	1,394,985
	02	2012	9.0383	10.1471	1,978,492
	02	2011	9.7027	9.0383	2,342,522
	02	2010	7.9674	9.7027	2,668,357
	02	2009	5.9471	7.9674	3,220,961
	02	2008	9.7958	5.9471	3,761,551
	02	2007	10.0000	9.7958	2,130,407

	03	2013	10.1171	14.4242	20,454
	03	2012	9.0162	10.1171	32,881
	03	2011	9.6838	9.0162	37,955
	03	2010	7.9559	9.6838	59,828
	03	2009	5.9416	7.9559	72,714
	03	2008	9.7917	5.9416	86,187
	03	2007	10.0000	9.7917	71,318

	04	2013	10.0270	14.2739	237,060
	04	2012	8.9497	10.0270	319,274
	04	2011	9.6271	8.9497	378,716
	04	2010	7.9214	9.6271	411,581
	04	2009	5.9249	7.9214	496,608
	04	2008	9.7793	5.9249	562,183
	04	2007	10.0000	9.7793	341,408

	05	2013	9.9972	14.2242	0
	05	2012	8.9277	9.9972	0
	05	2011	9.6083	8.9277	0
	05	2010	7.9100	9.6083	0
	05	2009	5.9194	7.9100	0
	05	2008	9.7752	5.9194	0
	05	2007	10.0000	9.7752	0

	06	2013	9.9081	14.0759	3,951
	06	2012	8.8618	9.9081	6,041
	06	2011	9.5520	8.8618	3,223
	06	2010	7.8757	9.5520	1,946
	06	2009	5.9028	7.8757	3,393
	06	2008	9.7628	5.9028	3,215
	06	2007	10.0000	9.7628	15,708

	07	2013	9.8787	14.0269	1,377
	07	2012	8.8400	9.8787	1,708
	07	2011	9.5334	8.8400	1,709
	07	2010	7.8644	9.5334	2,100
	07	2009	5.8973	7.8644	3,441
	07	2008	9.7587	5.8973	4,181
	07	2007	10.0000	9.7587	4,448

	08	2013	9.7613	13.8320	0
	08	2012	8.7530	9.7613	0
	08	2011	9.4589	8.7530	0
	08	2010	7.8189	9.4589	0
	08	2009	5.8752	7.8189	0
	08	2008	9.7422	5.8752	0
	08	2007	10.0000	9.7422	0

MFS Conservative Allocation Portfolio, Service Class	01	2013	13.2340	14.2543	16,820,453
	01	2012	12.3783	13.2340	20,332,031
	01	2011	12.5068	12.3783	22,141,422
	01	2010	11.5980	12.5068	22,106,213
	01	2009	9.8917	11.5980	12,196,792
	01	2008	10.0000	9.8917	1,610,790

	02	2013	13.1213	14.1042	2,648,659
	02	2012	12.2980	13.1213	3,428,152
	02	2011	12.4509	12.2980	3,683,089
	02	2010	11.5698	12.4509	4,010,979
	02	2009	9.8878	11.5698	3,899,370
	02	2008	10.0000	9.8878	378,083

	03	2013	13.0934	14.0670	57,258
	03	2012	12.2781	13.0934	64,493
	03	2011	12.4371	12.2781	90,110
	03	2010	11.5627	12.4371	84,042
	03	2009	9.8868	11.5627	134,343
	03	2008	10.0000	9.8868	33,772

	04	2013	13.0093	13.9553	2,695,304
	04	2012	12.2181	13.0093	3,467,877
	04	2011	12.3952	12.2181	4,291,079
	04	2010	11.5416	12.3952	4,181,735
	04	2009	9.8838	11.5416	615,754
	04	2008	10.0000	9.8838	77,898

	05	2013	12.9815	13.9183	3,438
	05	2012	12.1982	12.9815	0
	05	2011	12.3814	12.1982	0
	05	2010	11.5345	12.3814	0
	05	2009	9.8828	11.5345	0
	05	2008	10.0000	9.8828	0

	06	2013	12.8982	13.8078	0
	06	2012	12.1386	12.8982	0
	06	2011	12.3397	12.1386	0
	06	2010	11.5133	12.3397	0
	06	2009	9.8798	11.5133	1,584
	06	2008	10.0000	9.8798	910

	07	2013	12.8705	13.7711	0
	07	2012	12.1188	12.8705	923
	07	2011	12.3259	12.1188	1,126
	07	2010	11.5063	12.3259	1,226
	07	2009	9.8788	11.5063	1,288
	07	2008	10.0000	9.8788	2,181

	08	2013	12.7603	13.6253	0
	08	2012	12.0398	12.7603	0
	08	2011	12.2706	12.0398	0
	08	2010	11.4781	12.2706	0
	08	2009	9.8748	11.4781	0
	08	2008	10.0000	9.8748	0

MFS Global Real Estate Portfolio, Initial Class	01	2013	20.3922	21.0556	22,894
	01	2012	15.9465	20.3922	16,277
	01	2011	17.5457	15.9465	19,001
	01	2010	15.4750	17.5457	24,250
	01	2009	12.0957	15.4750	32,930
	01	2008	22.2534	12.0957	44,321
	01	2007	26.0500	22.2534	51,360
	01	2006	19.0591	26.0500	80,784
	01	2005	17.6692	19.0591	99,196

	02	2013	19.9642	20.5717	15,843
	02	2012	15.6438	19.9642	18,135
	02	2011	17.2476	15.6438	28,235
	02	2010	15.2431	17.2476	32,466
	02	2009	11.9387	15.2431	39,289
	02	2008	22.0097	11.9387	49,598
	02	2007	25.8176	22.0097	59,722
	02	2006	18.9274	25.8176	123,492
	02	2005	17.5828	18.9274	152,599

	03	2013	19.8589	20.4529	5,022
	03	2012	15.5692	19.8589	1,586
	03	2011	17.1742	15.5692	2,171
	03	2010	15.1858	17.1742	3,447
	03	2009	11.9000	15.1858	5,888
	03	2008	21.9495	11.9000	6,762
	03	2007	25.7601	21.9495	6,080
	03	2006	18.8948	25.7601	8,640
	03	2005	17.5614	18.8948	10,572

	04	2013	19.5444	20.0981	28,963
	04	2012	15.3462	19.5444	40,199
	04	2011	16.9541	15.3462	52,042
	04	2010	15.0142	16.9541	61,178
	04	2009	11.7836	15.0142	60,013
	04	2008	21.7683	11.7836	91,962
	04	2007	25.5869	21.7683	128,268
	04	2006	18.7965	25.5869	161,540
	04	2005	17.4968	18.7965	204,020

	05	2013	19.4406	19.9812	1,293
	05	2012	15.2726	19.4406	1,078
	05	2011	16.8814	15.2726	1,253
	05	2010	14.9575	16.8814	1,212
	05	2009	11.7450	14.9575	1,453
	05	2008	21.7083	11.7450	1,550
	05	2007	25.5295	21.7083	1,399
	05	2006	18.7638	25.5295	1,445
	05	2005	17.4753	18.7638	2,403

	06	2013	19.1327	19.6346	1,574
	06	2012	15.0539	19.1327	2,803
	06	2011	16.6651	15.0539	3,531
	06	2010	14.7884	16.6651	3,831
	06	2009	11.6301	14.7884	8,442
	06	2008	21.5291	11.6301	11,423
	06	2007	25.3579	21.5291	22,303
	06	2006	18.6662	25.3579	23,344
	06	2005	17.4109	18.6662	25,942

	07	2013	17.3286	17.7741	1,725
	07	2012	13.6414	17.3286	9,202
	07	2011	15.1091	13.6414	11,699
	07	2010	13.4145	15.1091	15,057
	07	2009	10.5550	13.4145	19,358
	07	2008	19.5490	10.5550	26,779
	07	2007	23.0375	19.5490	33,473
	07	2006	16.9667	23.0375	34,461
	07	2005	15.8338	16.9667	46,267

	08	2013	16.9896	17.3907	0
	08	2012	13.4020	16.9896	1,120
	08	2011	14.8744	13.4020	1,684
	08	2010	13.2332	14.8744	2,124
	08	2009	10.4337	13.2332	2,234
	08	2008	19.3642	10.4337	3,892
	08	2007	22.8668	19.3642	4,635
	08	2006	16.8754	22.8668	4,559
	08	2005	15.7808	16.8754	6,762

MFS Global Real Estate Portfolio, Service Class	01	2013	14.0455	14.4720	1,855,417
	01	2012	11.0232	14.0455	1,854,663
	01	2011	12.1482	11.0232	2,509,683
	01	2010	10.7461	12.1482	2,989,403
	01	2009	8.4162	10.7461	3,364,018
	01	2008	15.5302	8.4162	3,886,213
	01	2007	18.2225	15.5302	2,662,025
	01	2006	13.3630	18.2225	1,084,083
	01	2005	12.4231	13.3630	634,999

	02	2013	13.7926	14.1824	1,322,883
	02	2012	10.8468	13.7926	1,376,418
	02	2011	11.9782	10.8468	1,863,559
	02	2010	10.6173	11.9782	2,147,657
	02	2009	8.3323	10.6173	2,402,720
	02	2008	15.4070	8.3323	2,793,990
	02	2007	18.1150	15.4070	1,988,626
	02	2006	13.3112	18.1150	964,673
	02	2005	12.4001	13.3112	492,406

	03	2013	13.7303	14.1112	34,303
	03	2012	10.8034	13.7303	35,776
	03	2011	11.9363	10.8034	46,962
	03	2010	10.5854	11.9363	65,495
	03	2009	8.3116	10.5854	77,135
	03	2008	15.3764	8.3116	99,599
	03	2007	18.0883	15.3764	90,182
	03	2006	13.2983	18.0883	52,817
	03	2005	12.3943	13.2983	41,394

	04	2013	13.5438	13.8983	365,256
	04	2012	10.6730	13.5438	365,708
	04	2011	11.8104	10.6730	486,267
	04	2010	10.4898	11.8104	566,667
	04	2009	8.2492	10.4898	640,301
	04	2008	15.2845	8.2492	792,140
	04	2007	18.0079	15.2845	731,128
	04	2006	13.2594	18.0079	507,416
	04	2005	12.3770	13.2594	435,360

	05	2013	13.4822	13.8279	8,011
	05	2012	10.6299	13.4822	5,447
	05	2011	11.7687	10.6299	7,055
	05	2010	10.4581	11.7687	7,867
	05	2009	8.2284	10.4581	8,135
	05	2008	15.2540	8.2284	11,525
	05	2007	17.9812	15.2540	11,287
	05	2006	13.2465	17.9812	9,761
	05	2005	12.3712	13.2465	3,109

	06	2013	13.2991	13.6192	20,452
	06	2012	10.5017	13.2991	27,917
	06	2011	11.6445	10.5017	35,464
	06	2010	10.3636	11.6445	49,470
	06	2009	8.1666	10.3636	57,706
	06	2008	15.1628	8.1666	69,671
	06	2007	17.9013	15.1628	67,657
	06	2006	13.2078	17.9013	55,056
	06	2005	12.3539	13.2078	51,654

	07	2013	13.2386	13.5504	8,274
	07	2012	10.4593	13.2386	8,314
	07	2011	11.6034	10.4593	21,007
	07	2010	10.3324	11.6034	23,340
	07	2009	8.1461	10.3324	28,950
	07	2008	15.1326	8.1461	39,585
	07	2007	17.8748	15.1326	44,133
	07	2006	13.1949	17.8748	37,437
	07	2005	12.3482	13.1949	47,611

	08	2013	12.9989	13.2778	311
	08	2012	10.2911	12.9989	456
	08	2011	11.4402	10.2911	537
	08	2010	10.2079	11.4402	535
	08	2009	8.0645	10.2079	566
	08	2008	15.0119	8.0645	657
	08	2007	17.7688	15.0119	865
	08	2006	13.1435	17.7688	764
	08	2005	12.3252	13.1435	1,085

MFS Growth Allocation Portfolio, Service Class	01	2013	14.8569	17.8821	11,875,464
	01	2012	13.4409	14.8569	12,957,243
	01	2011	14.2208	13.4409	14,479,438
	01	2010	12.7265	14.2208	15,104,090
	01	2009	10.2088	12.7265	12,512,503
	01	2008	10.0000	10.2088	1,116,443

	02	2013	14.7303	17.6938	3,896,683
	02	2012	13.3538	14.7303	4,352,916
	02	2011	14.1574	13.3538	4,484,128
	02	2010	12.6955	14.1574	4,600,008
	02	2009	10.2047	12.6955	4,203,716
	02	2008	10.0000	10.2047	627,217

	03	2013	14.6990	17.6471	5,910
	03	2012	13.3321	14.6990	12,222
	03	2011	14.1416	13.3321	12,306
	03	2010	12.6878	14.1416	12,386
	03	2009	10.2037	12.6878	24,866
	03	2008	10.0000	10.2037	52,170

	04	2013	14.6046	17.5070	1,435,543
	04	2012	13.2670	14.6046	1,553,709
	04	2011	14.0940	13.2670	1,706,806
	04	2010	12.6645	14.0940	1,825,994
	04	2009	10.2006	12.6645	1,767,202
	04	2008	10.0000	10.2006	38,126

	05	2013	14.5733	17.4606	0
	05	2012	13.2454	14.5733	0
	05	2011	14.0782	13.2454	0
	05	2010	12.6568	14.0782	0
	05	2009	10.1996	12.6568	0
	05	2008	10.0000	10.1996	0

	06	2013	14.4798	17.3220	2,659
	06	2012	13.1806	14.4798	0
	06	2011	14.0309	13.1806	0
	06	2010	12.6335	14.0309	4,147
	06	2009	10.1965	12.6335	4,147
	06	2008	10.0000	10.1965	0

	07	2013	14.4488	17.2760	9,131
	07	2012	13.1592	14.4488	9,454
	07	2011	14.0152	13.1592	9,824
	07	2010	12.6258	14.0152	4,054
	07	2009	10.1955	12.6258	0
	07	2008	10.0000	10.1955	0

	08	2013	14.3250	17.0931	0
	08	2012	13.0733	14.3250	0
	08	2011	13.9523	13.0733	0
	08	2010	12.5949	13.9523	0
	08	2009	10.1913	12.5949	0
	08	2008	10.0000	10.1913	0

MFS Inflation Adjusted Bond Portfolio, Service Class	01	2013	13.0821	12.1863	3,729,510
	01	2012	12.3837	13.0821	4,613,615
	01	2011	11.2702	12.3837	4,639,072
	01	2010	10.9228	11.2702	4,581,870
	01	2009	10.2495	10.9228	2,123,120
	01	2008	10.0000	10.2495	37,337

	02	2013	12.9707	12.0580	862,388
	02	2012	12.3034	12.9707	1,061,812
	02	2011	11.2198	12.3034	1,001,310
	02	2010	10.8962	11.2198	907,248
	02	2009	10.2454	10.8962	638,383
	02	2008	10.0000	10.2454	36,135

	03	2013	12.9431	12.0262	19,562
	03	2012	12.2835	12.9431	19,370
	03	2011	11.2073	12.2835	18,852
	03	2010	10.8896	11.2073	16,236
	03	2009	10.2444	10.8896	11,024
	03	2008	10.0000	10.2444	0

	04	2013	12.8601	11.9307	611,227
	04	2012	12.2235	12.8601	660,848
	04	2011	11.1697	12.2235	645,980
	04	2010	10.8697	11.1697	668,132
	04	2009	10.2413	10.8697	182,103
	04	2008	10.0000	10.2413	439

	05	2013	12.8325	11.8991	0
	05	2012	12.2036	12.8325	0
	05	2011	11.1571	12.2036	0
	05	2010	10.8630	11.1571	0
	05	2009	10.2403	10.8630	0
	05	2008	10.0000	10.2403	0

	06	2013	12.7502	11.8046	3,977
	06	2012	12.1440	12.7502	23,370
	06	2011	11.1196	12.1440	23,637
	06	2010	10.8431	11.1196	11,493
	06	2009	10.2372	10.8431	3,062
	06	2008	10.0000	10.2372	0

	07	2013	12.7228	11.7733	7,099
	07	2012	12.1242	12.7228	7,255
	07	2011	11.1071	12.1242	6,273
	07	2010	10.8365	11.1071	8,561
	07	2009	10.2361	10.8365	8,155
	07	2008	10.0000	10.2361	0

	08	2013	12.6139	11.6486	0
	08	2012	12.0451	12.6139	0
	08	2011	11.0573	12.0451	0
	08	2010	10.8099	11.0573	0
	08	2009	10.2320	10.8099	0
	08	2008	10.0000	10.2320	0

MFS Limited Maturity Portfolio, Initial Class	01	2013	10.3965	10.2977	11,044,265
	01	2012	10.3398	10.3965	11,261,979
	01	2011	10.4578	10.3398	12,875,352
	01	2010	10.3826	10.4578	16,601,121
	01	2009	10.1723	10.3826	17,860,309
	01	2008	10.0000	10.1723	1,148,331

	02	2013	10.2950	10.1765	8,684,927
	02	2012	10.2599	10.2950	9,046,353
	02	2011	10.3981	10.2599	9,892,447
	02	2010	10.3444	10.3981	11,843,196
	02	2009	10.1555	10.3444	12,515,757
	02	2008	10.0000	10.1555	528,381

	03	2013	10.2699	10.1465	319,895
	03	2012	10.2401	10.2699	332,434
	03	2011	10.3833	10.2401	390,076
	03	2010	10.3349	10.3833	544,711
	03	2009	10.1513	10.3349	562,477
	03	2008	10.0000	10.1513	27,118

	04	2013	10.1944	10.0565	2,249,177
	04	2012	10.1805	10.1944	2,293,181
	04	2011	10.3386	10.1805	2,571,191
	04	2010	10.3062	10.3386	3,158,496
	04	2009	10.1387	10.3062	3,430,934
	04	2008	10.0000	10.1387	116,645

	05	2013	10.1694	10.0266	32,071
	05	2012	10.1606	10.1694	30,306
	05	2011	10.3238	10.1606	35,337
	05	2010	10.2967	10.3238	42,755
	05	2009	10.1345	10.2967	45,302
	05	2008	10.0000	10.1345	0

	06	2013	10.0946	9.9377	159,964
	06	2012	10.1015	10.0946	205,155
	06	2011	10.2794	10.1015	224,580
	06	2010	10.2681	10.2794	333,929
	06	2009	10.1219	10.2681	351,063
	06	2008	10.0000	10.1219	6,226

	07	2013	10.0698	9.9082	77,310
	07	2012	10.0819	10.0698	82,179
	07	2011	10.2646	10.0819	115,810
	07	2010	10.2586	10.2646	136,691
	07	2009	10.1177	10.2586	163,247
	07	2008	10.0000	10.1177	2,233

	08	2013	9.9710	9.7910	6,224
	08	2012	10.0036	9.9710	6,519
	08	2011	10.2057	10.0036	6,287
	08	2010	10.2207	10.2057	7,107
	08	2009	10.1009	10.2207	6,835
	08	2008	10.0000	10.1009	0

MFS Limited Maturity Portfolio, Service Class	01	2013	10.2637	10.1430	5,372,619
	01	2012	10.2315	10.2637	4,325,078
	01	2011	10.3846	10.2315	4,712,906
	01	2010	10.3358	10.3846	4,857,903
	01	2009	10.1517	10.3358	3,657,506
	01	2008	10.0000	10.1517	2,179,391

	02	2013	10.1636	10.0236	1,355,135
	02	2012	10.1525	10.1636	1,326,430
	02	2011	10.3254	10.1525	1,389,871
	02	2010	10.2977	10.3254	1,322,965
	02	2009	10.1350	10.2977	1,276,564
	02	2008	10.0000	10.1350	807,476

	03	2013	10.1388	9.9941	6,935
	03	2012	10.1329	10.1388	5,914
	03	2011	10.3106	10.1329	5,627
	03	2010	10.2882	10.3106	6,615
	03	2009	10.1308	10.2882	6,583
	03	2008	10.0000	10.1308	2,610

	04	2013	10.0643	9.9054	874,475
	04	2012	10.0739	10.0643	646,106
	04	2011	10.2663	10.0739	568,571
	04	2010	10.2597	10.2663	522,703
	04	2009	10.1182	10.2597	172,130
	04	2008	10.0000	10.1182	84,878

	05	2013	10.0396	9.8760	0
	05	2012	10.0543	10.0396	0
	05	2011	10.2516	10.0543	0
	05	2010	10.2502	10.2516	0
	05	2009	10.1140	10.2502	0
	05	2008	10.0000	10.1140	0

	06	2013	9.9657	9.7884	0
	06	2012	9.9958	9.9657	0
	06	2011	10.2075	9.9958	0
	06	2010	10.2218	10.2075	0
	06	2009	10.1015	10.2218	0
	06	2008	10.0000	10.1015	0

	07	2013	9.9412	9.7594	0
	07	2012	9.9763	9.9412	0
	07	2011	10.1928	9.9763	0
	07	2010	10.2124	10.1928	0
	07	2009	10.0973	10.2124	0
	07	2008	10.0000	10.0973	0

	08	2013	9.8437	9.6439	0
	08	2012	9.8988	9.8437	0
	08	2011	10.1343	9.8988	0
	08	2010	10.1746	10.1343	0
	08	2009	10.0805	10.1746	0
	08	2008	10.0000	10.0805	0

MFS Mid Cap Value Portfolio, Initial Class	01	2013	12.0691	16.2515	688,102
	01	2012	10.5452	12.0691	894,773
	01	2011	10.4631	10.5452	1,109,410
	01	2010	8.7109	10.4631	1,512,514
	01	2009	7.0471	8.7109	1,895,556
	01	2008	10.0000	7.0471	109,938

	02	2013	11.9513	16.0602	642,128
	02	2012	10.4637	11.9513	802,622
	02	2011	10.4034	10.4637	914,722
	02	2010	8.6788	10.4034	1,136,664
	02	2009	7.0355	8.6788	1,426,167
	02	2008	10.0000	7.0355	29,279

	03	2013	11.9221	16.0129	21,205
	03	2012	10.4435	11.9221	24,335
	03	2011	10.3885	10.4435	30,769
	03	2010	8.6708	10.3885	35,118
	03	2009	7.0326	8.6708	45,830
	03	2008	10.0000	7.0326	1,546

	04	2013	11.8344	15.8708	162,981
	04	2012	10.3827	11.8344	231,067
	04	2011	10.3438	10.3827	272,674
	04	2010	8.6467	10.3438	336,595
	04	2009	7.0238	8.6467	440,947
	04	2008	10.0000	7.0238	12,445

	05	2013	11.8053	15.8237	2,604
	05	2012	10.3625	11.8053	3,096
	05	2011	10.3290	10.3625	5,725
	05	2010	8.6387	10.3290	8,743
	05	2009	7.0209	8.6387	9,304
	05	2008	10.0000	7.0209	0

	06	2013	11.7185	15.6833	21,302
	06	2012	10.3021	11.7185	28,150
	06	2011	10.2845	10.3021	32,695
	06	2010	8.6147	10.2845	32,565
	06	2009	7.0121	8.6147	42,894
	06	2008	10.0000	7.0121	0

	07	2013	11.6897	15.6368	1,519
	07	2012	10.2821	11.6897	9,223
	07	2011	10.2698	10.2821	10,939
	07	2010	8.6068	10.2698	10,045
	07	2009	7.0092	8.6068	13,551
	07	2008	10.0000	7.0092	145

	08	2013	11.5750	15.4517	145
	08	2012	10.2022	11.5750	270
	08	2011	10.2108	10.2022	280
	08	2010	8.5749	10.2108	296
	08	2009	6.9975	8.5749	318
	08	2008	10.0000	6.9975	0

MFS Mid Cap Value Portfolio, Service Class	01	2013	11.9127	15.9956	814,437
	01	2012	10.4414	11.9127	929,843
	01	2011	10.3738	10.4414	957,973
	01	2010	8.6728	10.3738	870,212
	01	2009	7.0331	8.6728	691,826
	01	2008	10.0000	7.0331	164,886

	02	2013	11.7965	15.8073	132,813
	02	2012	10.3607	11.7965	197,235
	02	2011	10.3146	10.3607	243,199
	02	2010	8.6408	10.3146	242,046
	02	2009	7.0215	8.6408	252,415
	02	2008	10.0000	7.0215	74,747

	03	2013	11.7677	15.7607	520
	03	2012	10.3407	11.7677	601
	03	2011	10.2999	10.3407	637
	03	2010	8.6329	10.2999	653
	03	2009	7.0186	8.6329	708
	03	2008	10.0000	7.0186	0

	04	2013	11.6811	15.6208	116,109
	04	2012	10.2805	11.6811	129,965
	04	2011	10.2556	10.2805	147,946
	04	2010	8.6089	10.2556	111,339
	04	2009	7.0098	8.6089	36,671
	04	2008	10.0000	7.0098	2,932

	05	2013	11.6524	15.5745	0
	05	2012	10.2605	11.6524	0
	05	2011	10.2408	10.2605	0
	05	2010	8.6009	10.2408	0
	05	2009	7.0069	8.6009	0
	05	2008	10.0000	7.0069	0

	06	2013	11.5667	15.4363	0
	06	2012	10.2007	11.5667	0
	06	2011	10.1968	10.2007	0
	06	2010	8.5770	10.1968	0
	06	2009	6.9982	8.5770	0
	06	2008	10.0000	6.9982	0

	07	2013	11.5383	15.3905	0
	07	2012	10.1809	11.5383	0
	07	2011	10.1821	10.1809	0
	07	2010	8.5691	10.1821	0
	07	2009	6.9953	8.5691	0
	07	2008	10.0000	6.9953	0

	08	2013	11.4251	15.2084	0
	08	2012	10.1018	11.4251	0
	08	2011	10.1237	10.1018	0
	08	2010	8.5373	10.1237	0
	08	2009	6.9836	8.5373	0
	08	2008	10.0000	6.9836	0

MFS Moderate Allocation Portfolio, Service Class	01	2013	14.1479	16.2115	38,869,179
	01	2012	13.0319	14.1479	41,029,236
	01	2011	13.4940	13.0319	42,369,861
	01	2010	12.2696	13.4940	41,899,782
	01	2009	10.0897	12.2696	17,726,205
	01	2008	10.0000	10.0897	1,435,279

	02	2013	14.0275	16.0407	5,393,736
	02	2012	12.9474	14.0275	6,808,170
	02	2011	13.4338	12.9474	7,164,051
	02	2010	12.2397	13.4338	7,288,149
	02	2009	10.0856	12.2397	6,405,527
	02	2008	10.0000	10.0856	515,458

	03	2013	13.9976	15.9984	70,980
	03	2012	12.9264	13.9976	79,710
	03	2011	13.4188	12.9264	59,271
	03	2010	12.2323	13.4188	62,239
	03	2009	10.0846	12.2323	11,735
	03	2008	10.0000	10.0846	7,255

	04	2013	13.9078	15.8714	7,851,241
	04	2012	12.8633	13.9078	8,156,766
	04	2011	13.3737	12.8633	7,978,171
	04	2010	12.2099	13.3737	7,833,901
	04	2009	10.0815	12.2099	1,056,034
	04	2008	10.0000	10.0815	3,227

	05	2013	13.8780	15.8293	0
	05	2012	12.8423	13.8780	0
	05	2011	13.3587	12.8423	0
	05	2010	12.2024	13.3587	0
	05	2009	10.0805	12.2024	0
	05	2008	10.0000	10.0805	0

	06	2013	13.7889	15.7037	841
	06	2012	12.7795	13.7889	3,651
	06	2011	13.3138	12.7795	2,888
	06	2010	12.1800	13.3138	20,084
	06	2009	10.0775	12.1800	37,639
	06	2008	10.0000	10.0775	0

	07	2013	13.7593	15.6620	0
	07	2012	12.7587	13.7593	863
	07	2011	13.2989	12.7587	1,073
	07	2010	12.1726	13.2989	7,644
	07	2009	10.0764	12.1726	5,672
	07	2008	10.0000	10.0764	0

	08	2013	13.6415	15.4961	0
	08	2012	12.6755	13.6415	0
	08	2011	13.2392	12.6755	0
	08	2010	12.1427	13.2392	0
	08	2009	10.0724	12.1427	0
	08	2008	10.0000	10.0724	0

MFS New Discovery Value Portfolio, Service Class	01	2013	14.1414	19.4265	144,632
	01	2012	13.1201	14.1414	212,471
	01	2011	14.2679	13.1201	219,071
	01	2010	11.9564	14.2679	292,361
	01	2009	9.3466	11.9564	236,126
	01	2008	10.0000	9.3466	6,292

	02	2013	14.0209	19.2218	39,763
	02	2012	13.0350	14.0209	54,365
	02	2011	14.2042	13.0350	70,244
	02	2010	11.9272	14.2042	80,641
	02	2009	9.3429	11.9272	66,109
	02	2008	10.0000	9.3429	6,576

	03	2013	13.9910	19.1712	0
	03	2012	13.0139	13.9910	0
	03	2011	14.1883	13.0139	0
	03	2010	11.9200	14.1883	0
	03	2009	9.3419	11.9200	0
	03	2008	10.0000	9.3419	0

	04	2013	13.9012	19.0190	10,688
	04	2012	12.9503	13.9012	14,394
	04	2011	14.1406	12.9503	14,677
	04	2010	11.8981	14.1406	24,449
	04	2009	9.3391	11.8981	15,881
	04	2008	10.0000	9.3391	5,379

	05	2013	13.8714	18.9685	0
	05	2012	12.9291	13.8714	0
	05	2011	14.1248	12.9291	0
	05	2010	11.8908	14.1248	0
	05	2009	9.3381	11.8908	0
	05	2008	10.0000	9.3381	0

	06	2013	13.7823	18.8179	0
	06	2012	12.8660	13.7823	0
	06	2011	14.0773	12.8660	0
	06	2010	11.8690	14.0773	0
	06	2009	9.3353	11.8690	0
	06	2008	10.0000	9.3353	0

	07	2013	13.7528	18.7679	12,597
	07	2012	12.8450	13.7528	0
	07	2011	14.0615	12.8450	0
	07	2010	11.8617	14.0615	0
	07	2009	9.3343	11.8617	0
	07	2008	10.0000	9.3343	0

	08	2013	13.6350	18.5692	0
	08	2012	12.7612	13.6350	0
	08	2011	13.9983	12.7612	0
	08	2010	11.8327	13.9983	0
	08	2009	9.3306	11.8327	0
	08	2008	10.0000	9.3306	0

MFS Mid Cap Growth Series, Service Class	01	2013	15.8144	21.3422	465,642
	01	2012	10.0000	15.8144	627,009

	02	2013	15.4824	20.8517	246,281
	02	2012	10.0000	15.4824	351,240

	03	2013	15.4008	20.7313	4,978
	03	2012	10.0000	15.4008	2,808

	04	2013	15.1568	20.3716	56,966
	04	2012	10.0000	15.1568	72,530

	05	2013	15.0764	20.2532	1,061
	05	2012	10.0000	15.0764	1,094

	06	2013	14.8376	19.9018	1,703
	06	2012	10.0000	14.8376	2,942

	07	2013	12.5942	16.8841	1,730
	07	2012	10.0000	12.5942	11,038

	08	2013	12.3477	16.5199	0
	08	2012	10.0000	12.3477	1,526

MFS New Discovery Series	01	2013	10.5800	14.6946	286,030
	01	2012	10.0000	10.5800	343,457

	02	2013	10.5775	14.6613	85,940
	02	2012	10.0000	10.5775	90,589

	03	2013	10.5769	14.6530	254
	03	2012	10.0000	10.5769	319

	04	2013	10.5751	14.6280	54,258
	04	2012	10.0000	10.5751	42,175

	05	2013	10.5744	14.6197	0
	05	2012	10.0000	10.5744	0

	06	2013	10.5726	14.5947	0
	06	2012	10.0000	10.5726	0

	07	2013	10.5720	14.5864	0
	07	2012	10.0000	10.5720	401

	08	2013	10.5695	14.5532	0
	08	2012	10.0000	10.5695	0

MFS® Research Bond Series, Service Class	01	2013	10.5779	10.2693	17,377,744
	01	2012	10.0474	10.5779	21,100,414
	01	2011	10.0000	10.0474	1,636

	02	2013	10.5503	10.2216	2,490,801
	02	2012	10.0417	10.5503	3,281,076
	02	2011	10.0000	10.0417	664

	03	2013	10.5434	10.2098	110,014
	03	2012	10.0403	10.5434	117,331
	03	2011	10.0000	10.0403	0

	04	2013	10.5226	10.1741	2,790,794
	04	2012	10.0360	10.5226	3,278,644
	04	2011	10.0000	10.0360	6,329

	05	2013	10.5157	10.1622	0
	05	2012	10.0345	10.5157	0
	05	2011	10.0000	10.0345	0

	06	2013	10.4951	10.1267	11,572
	06	2012	10.0302	10.4951	15,027
	06	2011	10.0000	10.0302	0

	07	2013	10.4882	10.1149	0
	07	2012	10.0288	10.4882	2,565
	07	2011	10.0000	10.0288	0

	08	2013	10.4606	10.0676	0
	08	2012	10.0231	10.4606	0
	08	2011	10.0000	10.0231	0

Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II	01	2013	12.3005	16.6323	148,914
	01	2012	11.5292	12.3005	211,401
	01	2011	12.6283	11.5292	241,818
	01	2010	9.7074	12.6283	234,569
	01	2009	6.2721	9.7074	204,430
	01	2008	10.0000	6.2721	25,372

	02	2013	12.1803	16.4364	44,932
	02	2012	11.4400	12.1803	71,721
	02	2011	12.5561	11.4400	79,634
	02	2010	9.6716	12.5561	130,055
	02	2009	6.2617	9.6716	92,572
	02	2008	10.0000	6.2617	19,640

	03	2013	12.1506	16.3880	0
	03	2012	11.4179	12.1506	0
	03	2011	12.5383	11.4179	0
	03	2010	9.6627	12.5383	0
	03	2009	6.2591	9.6627	0
	03	2008	10.0000	6.2591	0

	04	2013	12.0613	16.2426	74,313
	04	2012	11.3514	12.0613	79,709
	04	2011	12.4843	11.3514	82,101
	04	2010	9.6359	12.4843	101,693
	04	2009	6.2513	9.6359	36,898
	04	2008	10.0000	6.2513	13,631

	05	2013	12.0316	16.1944	0
	05	2012	11.3294	12.0316	0
	05	2011	12.4664	11.3294	0
	05	2010	9.6269	12.4664	0
	05	2009	6.2487	9.6269	0
	05	2008	10.0000	6.2487	0

	06	2013	11.9431	16.0507	0
	06	2012	11.2633	11.9431	0
	06	2011	12.4128	11.2633	0
	06	2010	9.6002	12.4128	0
	06	2009	6.2409	9.6002	0
	06	2008	10.0000	6.2409	0

	07	2013	11.9138	16.0030	0
	07	2012	11.2414	11.9138	0
	07	2011	12.3950	11.2414	0
	07	2010	9.5913	12.3950	0
	07	2009	6.2383	9.5913	0
	07	2008	10.0000	6.2383	0

	08	2013	11.7969	15.8136	0
	08	2012	11.1541	11.7969	0
	08	2011	12.3238	11.1541	0
	08	2010	9.5558	12.3238	0
	08	2009	6.2279	9.5558	0
	08	2008	10.0000	6.2279	0

Franklin Mutual Shares VIP Fund	01	2013	16.3233	20.5912	3,878,208
	01	2012	14.5290	16.3233	5,216,580
	01	2011	14.9278	14.5290	6,110,283
	01	2010	13.6500	14.9278	6,573,850
	01	2009	11.0108	13.6500	6,620,217
	01	2008	17.8027	11.0108	3,810,364
	01	2007	17.4943	17.8027	1,701,996
	01	2006	15.0252	17.4943	577,674
	01	2005	13.8181	15.0252	226,789

	02	2013	15.9807	20.1180	1,769,498
	02	2012	14.2532	15.9807	2,314,645
	02	2011	14.6743	14.2532	2,639,060
	02	2010	13.4455	14.6743	2,872,445
	02	2009	10.8680	13.4455	2,985,036
	02	2008	17.6078	10.8680	1,784,141
	02	2007	17.3382	17.6078	1,241,252
	02	2006	14.9214	17.3382	771,032
	02	2005	13.7505	14.9214	384,361

	03	2013	15.8965	20.0018	32,272
	03	2012	14.1853	15.8965	48,566
	03	2011	14.6118	14.1853	59,106
	03	2010	13.3950	14.6118	73,326
	03	2009	10.8327	13.3950	78,414
	03	2008	17.5595	10.8327	48,399
	03	2007	17.2995	17.5595	39,977
	03	2006	14.8957	17.2995	22,363
	03	2005	13.7337	14.8957	13,868

	04	2013	15.6447	19.6549	363,501
	04	2012	13.9822	15.6447	444,298
	04	2011	14.4246	13.9822	550,787
	04	2010	13.2437	14.4246	590,741
	04	2009	10.7267	13.2437	561,945
	04	2008	17.4146	10.7267	410,933
	04	2007	17.1832	17.4146	266,556
	04	2006	14.8181	17.1832	217,339
	04	2005	13.6831	14.8181	153,072

	05	2013	15.5617	19.5406	0
	05	2012	13.9151	15.5617	0
	05	2011	14.3627	13.9151	2,381
	05	2010	13.1936	14.3627	2,381
	05	2009	10.6916	13.1936	2,381
	05	2008	17.3665	10.6916	10,243
	05	2007	17.1446	17.3665	2,694
	05	2006	14.7924	17.1446	917
	05	2005	13.6663	14.7924	999

	06	2013	15.3152	19.2017	19,857
	06	2012	13.7158	15.3152	22,609
	06	2011	14.1787	13.7158	22,926
	06	2010	13.0446	14.1787	27,357
	06	2009	10.5870	13.0446	34,234
	06	2008	17.2232	10.5870	35,962
	06	2007	17.0293	17.2232	46,657
	06	2006	14.7154	17.0293	38,949
	06	2005	13.6160	14.7154	22,172

	07	2013	14.4303	18.0830	0
	07	2012	12.9300	14.4303	0
	07	2011	13.3731	12.9300	0
	07	2010	12.3097	13.3731	0
	07	2009	9.9957	12.3097	0
	07	2008	16.2696	9.9957	1,592
	07	2007	16.0947	16.2696	1,317
	07	2006	13.9149	16.0947	1,260
	07	2005	12.8819	13.9149	0

	08	2013	14.1480	17.6930	0
	08	2012	12.7032	14.1480	0
	08	2011	13.1655	12.7032	0
	08	2010	12.1434	13.1655	0
	08	2009	9.8809	12.1434	0
	08	2008	16.1158	9.8809	0
	08	2007	15.9754	16.1158	0
	08	2006	13.8399	15.9754	0
	08	2005	12.8387	13.8399	0

Oppenheimer Capital Appreciation Fund/VA	01	2013	15.7557	20.0560	203,243
	01	2012	14.0776	15.7557	226,584
	01	2011	14.5127	14.0776	271,025
	01	2010	13.5199	14.5127	298,798
	01	2009	9.5362	13.5199	277,688
	01	2008	17.8456	9.5362	268,286
	01	2007	15.9378	17.8456	243,266
	01	2006	15.0485	15.9378	234,222
	01	2005	14.5908	15.0485	193,005

	02	2013	15.4250	19.5951	110,660
	02	2012	13.8104	15.4250	147,645
	02	2011	14.2662	13.8104	173,357
	02	2010	13.3173	14.2662	196,670
	02	2009	9.4124	13.3173	252,236
	02	2008	17.6502	9.4124	287,166
	02	2007	15.7955	17.6502	323,006
	02	2006	14.9445	15.7955	347,822
	02	2005	14.5194	14.9445	313,407

	03	2013	15.3437	19.4820	11,376
	03	2012	13.7446	15.3437	5,735
	03	2011	14.2055	13.7446	12,214
	03	2010	13.2673	14.2055	18,581
	03	2009	9.3819	13.2673	23,740
	03	2008	17.6018	9.3819	37,080
	03	2007	15.7603	17.6018	31,849
	03	2006	14.9187	15.7603	35,724
	03	2005	14.5017	14.9187	26,436

	04	2013	15.1006	19.1440	102,515
	04	2012	13.5478	15.1006	160,844
	04	2011	14.0234	13.5478	153,761
	04	2010	13.1174	14.0234	181,889
	04	2009	9.2901	13.1174	187,222
	04	2008	17.4565	9.2901	247,067
	04	2007	15.6543	17.4565	295,400
	04	2006	14.8411	15.6543	380,405
	04	2005	14.4482	14.8411	440,282

	05	2013	15.0205	19.0326	2,254
	05	2012	13.4828	15.0205	2,188
	05	2011	13.9632	13.4828	4,783
	05	2010	13.0677	13.9632	4,787
	05	2009	9.2597	13.0677	5,237
	05	2008	17.4083	9.2597	5,553
	05	2007	15.6191	17.4083	4,750
	05	2006	14.8153	15.6191	3,964
	05	2005	14.4305	14.8153	3,104

	06	2013	14.7826	18.7025	14,210
	06	2012	13.2897	14.7826	19,133
	06	2011	13.7844	13.2897	20,264
	06	2010	12.9201	13.7844	24,026
	06	2009	9.1691	12.9201	38,812
	06	2008	17.2647	9.1691	49,318
	06	2007	15.5141	17.2647	47,012
	06	2006	14.7382	15.5141	61,040
	06	2005	14.3773	14.7382	55,516

	07	2013	12.6432	15.9877	3,651
	07	2012	11.3722	12.6432	22,781
	07	2011	11.8016	11.3722	25,768
	07	2010	11.0673	11.8016	35,903
	07	2009	7.8582	11.0673	44,596
	07	2008	14.8040	7.8582	60,352
	07	2007	13.3097	14.8040	68,563
	07	2006	12.6505	13.3097	96,737
	07	2005	12.3470	12.6505	110,450

	08	2013	12.3959	15.6429	0
	08	2012	11.1727	12.3959	3,029
	08	2011	11.6182	11.1727	4,031
	08	2010	10.9177	11.6182	5,366
	08	2009	7.7678	10.9177	5,484
	08	2008	14.6639	7.7678	10,118
	08	2007	13.2110	14.6639	12,327
	08	2006	12.5823	13.2110	15,583
	08	2005	12.3056	12.5823	17,887

Oppenheimer Capital Income/VA - Service Shares	01	2013	8.2259	9.1285	291,796
	01	2012	7.4614	8.2259	345,356
	01	2011	7.5573	7.4614	381,466
	01	2010	6.8195	7.5573	483,176
	01	2009	5.7023	6.8195	453,545
	01	2008	10.2837	5.7023	156,860
	01	2007	10.0000	10.2837	40,975

	02	2013	8.1288	9.0024	174,195
	02	2012	7.3884	8.1288	218,587
	02	2011	7.4986	7.3884	253,844
	02	2010	6.7803	7.4986	272,561
	02	2009	5.6810	6.7803	272,117
	02	2008	10.2664	5.6810	98,710
	02	2007	10.0000	10.2664	39,034

	03	2013	8.1048	8.9712	12,011
	03	2012	7.3704	8.1048	12,721
	03	2011	7.4841	7.3704	12,825
	03	2010	6.7706	7.4841	14,557
	03	2009	5.6758	6.7706	15,776
	03	2008	10.2621	5.6758	6,403
	03	2007	10.0000	10.2621	0

	04	2013	8.0326	8.8778	31,128
	04	2012	7.3160	8.0326	28,355
	04	2011	7.4403	7.3160	30,123
	04	2010	6.7413	7.4403	37,911
	04	2009	5.6599	6.7413	36,178
	04	2008	10.2491	5.6599	6,375
	04	2007	10.0000	10.2491	2,943

	05	2013	8.0087	8.8468	0
	05	2012	7.2980	8.0087	0
	05	2011	7.4257	7.2980	0
	05	2010	6.7315	7.4257	0
	05	2009	5.6546	6.7315	0
	05	2008	10.2448	5.6546	0
	05	2007	10.0000	10.2448	0

	06	2013	7.9375	8.7546	0
	06	2012	7.2442	7.9375	0
	06	2011	7.3823	7.2442	0
	06	2010	6.7024	7.3823	0
	06	2009	5.6387	6.7024	0
	06	2008	10.2319	5.6387	0
	06	2007	10.0000	10.2319	0

	07	2013	7.9138	8.7241	0
	07	2012	7.2263	7.9138	0
	07	2011	7.3678	7.2263	0
	07	2010	6.6927	7.3678	0
	07	2009	5.6335	6.6927	0
	07	2008	10.2276	5.6335	0
	07	2007	10.0000	10.2276	0

	08	2013	7.8199	8.6029	0
	08	2012	7.1553	7.8199	0
	08	2011	7.3103	7.1553	0
	08	2010	6.6540	7.3103	0
	08	2009	5.6124	6.6540	0
	08	2008	10.2103	5.6124	0
	08	2007	10.0000	10.2103	0

Oppenheimer Global Fund - Service Shares	01	2013	16.2252	20.2648	382,736
	01	2012	13.6409	16.2252	394,254
	01	2011	15.1623	13.6409	486,651
	01	2010	13.3241	15.1623	552,593
	01	2009	9.7217	13.3241	563,205
	01	2008	16.5673	9.7217	560,982
	01	2007	15.8811	16.5673	517,904
	01	2006	13.7578	15.8811	285,317
	01	2005	12.2637	13.7578	75,358

	02	2013	15.9282	19.8533	186,435
	02	2012	13.4186	15.9282	216,595
	02	2011	14.9455	13.4186	266,929
	02	2010	13.1604	14.9455	317,702
	02	2009	9.6218	13.1604	360,168
	02	2008	16.4308	9.6218	403,968
	02	2007	15.7824	16.4308	578,204
	02	2006	13.7002	15.7824	499,648
	02	2005	12.2371	13.7002	293,444

	03	2013	15.8550	19.7521	8,822
	03	2012	13.3638	15.8550	9,985
	03	2011	14.8920	13.3638	13,613
	03	2010	13.1199	14.8920	15,912
	03	2009	9.5971	13.1199	20,837
	03	2008	16.3969	9.5971	23,292
	03	2007	15.7579	16.3969	24,171
	03	2006	13.6859	15.7579	16,210
	03	2005	12.2305	13.6859	2,384

	04	2013	15.6360	19.4495	61,706
	04	2012	13.1995	15.6360	95,244
	04	2011	14.7315	13.1995	120,449
	04	2010	12.9984	14.7315	117,602
	04	2009	9.5228	12.9984	105,081
	04	2008	16.2951	9.5228	117,859
	04	2007	15.6842	16.2951	127,149
	04	2006	13.6427	15.6842	93,585
	04	2005	12.2105	13.6427	58,046

	05	2013	15.5637	19.3497	0
	05	2012	13.1452	15.5637	0
	05	2011	14.6784	13.1452	0
	05	2010	12.9582	14.6784	2,307
	05	2009	9.4982	12.9582	2,631
	05	2008	16.2613	9.4982	2,631
	05	2007	15.6597	16.2613	2,740
	05	2006	13.6283	15.6597	2,713
	05	2005	12.2039	13.6283	0

	06	2013	15.3487	19.0532	7,329
	06	2012	12.9836	15.3487	8,521
	06	2011	14.5202	12.9836	8,934
	06	2010	12.8382	14.5202	11,479
	06	2009	9.4247	12.8382	14,005
	06	2008	16.1602	9.4247	13,423
	06	2007	15.5865	16.1602	19,842
	06	2006	13.5853	15.5865	21,008
	06	2005	12.1840	13.5853	15,306

	07	2013	15.2777	18.9553	0
	07	2012	12.9302	15.2777	0
	07	2011	14.4678	12.9302	0
	07	2010	12.7984	14.4678	35
	07	2009	9.4003	12.7984	64
	07	2008	16.1267	9.4003	108
	07	2007	15.5621	16.1267	0
	07	2006	13.5710	15.5621	734
	07	2005	12.1773	13.5710	2,058

	08	2013	14.9965	18.5684	0
	08	2012	12.7183	14.9965	0
	08	2011	14.2599	12.7183	0
	08	2010	12.6403	14.2599	0
	08	2009	9.3032	12.6403	0
	08	2008	15.9931	9.3032	0
	08	2007	15.4650	15.9931	0
	08	2006	13.5138	15.4650	0
	08	2005	12.1508	13.5138	0

Oppenheimer Main St. Fund/VA	01	2013	15.8338	20.4685	3,852,264
	01	2012	13.8074	15.8338	4,943,438
	01	2011	14.0829	13.8074	6,372,617
	01	2010	12.3625	14.0829	8,092,748
	01	2009	9.8207	12.3625	10,081,968
	01	2008	16.2711	9.8207	12,141,827
	01	2007	15.8860	16.2711	10,594,876
	01	2006	14.0746	15.8860	6,212,753
	01	2005	13.5331	14.0746	3,082,794

	02	2013	15.5015	19.9982	3,472,949
	02	2012	13.5453	15.5015	4,436,227
	02	2011	13.8437	13.5453	5,455,957
	02	2010	12.1773	13.8437	6,640,027
	02	2009	9.6933	12.1773	7,831,425
	02	2008	16.0929	9.6933	9,141,911
	02	2007	15.7442	16.0929	8,045,274
	02	2006	13.9773	15.7442	5,367,555
	02	2005	13.4669	13.9773	2,288,798

	03	2013	15.4198	19.8827	125,298
	03	2012	13.4808	15.4198	157,272
	03	2011	13.7847	13.4808	197,045
	03	2010	12.1315	13.7847	293,875
	03	2009	9.6618	12.1315	347,149
	03	2008	16.0488	9.6618	424,694
	03	2007	15.7091	16.0488	429,927
	03	2006	13.9532	15.7091	345,882
	03	2005	13.4505	13.9532	211,192

	04	2013	15.1756	19.5379	1,064,746
	04	2012	13.2878	15.1756	1,386,363
	04	2011	13.6081	13.2878	1,657,562
	04	2010	11.9945	13.6081	2,048,311
	04	2009	9.5673	11.9945	2,518,732
	04	2008	15.9163	9.5673	3,174,578
	04	2007	15.6035	15.9163	3,511,016
	04	2006	13.8806	15.6035	3,076,239
	04	2005	13.4009	13.8806	2,264,967

	05	2013	15.0950	19.4242	20,399
	05	2012	13.2240	15.0950	25,117
	05	2011	13.5497	13.2240	30,867
	05	2010	11.9491	13.5497	35,433
	05	2009	9.5360	11.9491	39,407
	05	2008	15.8724	9.5360	52,687
	05	2007	15.5684	15.8724	57,908
	05	2006	13.8565	15.5684	58,883
	05	2005	13.3845	13.8565	21,359

	06	2013	14.8559	19.0873	108,537
	06	2012	13.0346	14.8559	160,424
	06	2011	13.3761	13.0346	186,435
	06	2010	11.8141	13.3761	264,209
	06	2009	9.4427	11.8141	308,851
	06	2008	15.7414	9.4427	363,196
	06	2007	15.4638	15.7414	410,706
	06	2006	13.7843	15.4638	409,737
	06	2005	13.3352	13.7843	296,186

	07	2013	13.8110	17.7357	39,568
	07	2012	12.1240	13.8110	82,413
	07	2011	12.4480	12.1240	99,268
	07	2010	11.0000	12.4480	116,525
	07	2009	8.7965	11.0000	150,024
	07	2008	14.6717	8.7965	218,320
	07	2007	14.4203	14.6717	292,835
	07	2006	12.8608	14.4203	303,029
	07	2005	12.4480	12.8608	302,287

	08	2013	13.5409	17.3533	2,098
	08	2012	11.9114	13.5409	3,089
	08	2011	12.2547	11.9114	3,360
	08	2010	10.8514	12.2547	3,597
	08	2009	8.6954	10.8514	3,879
	08	2008	14.5330	8.6954	4,697
	08	2007	14.3134	14.5330	6,962
	08	2006	12.7915	14.3134	7,340
	08	2005	12.4063	12.7915	8,023

Oppenheimer Main St. Small Cap Fund - Service Shares	01	2013	21.9111	30.3040	36,523
	01	2012	18.9347	21.9111	45,932
	01	2011	19.7217	18.9347	57,364
	01	2010	16.2952	19.7217	72,365
	01	2009	12.1042	16.2952	86,434
	01	2008	19.8533	12.1042	104,957
	01	2007	20.4732	19.8533	129,670
	01	2006	18.1546	20.4732	135,973
	01	2005	16.8238	18.1546	60,631

	02	2013	21.4512	29.6076	63,666
	02	2012	18.5753	21.4512	79,887
	02	2011	19.3867	18.5753	74,207
	02	2010	16.0510	19.3867	86,184
	02	2009	11.9472	16.0510	103,037
	02	2008	19.6359	11.9472	108,548
	02	2007	20.2905	19.6359	144,134
	02	2006	18.0292	20.2905	162,959
	02	2005	16.7416	18.0292	112,948

	03	2013	21.3381	29.4367	1,456
	03	2012	18.4868	21.3381	1,349
	03	2011	19.3041	18.4868	1,415
	03	2010	15.9908	19.3041	1,675
	03	2009	11.9084	15.9908	2,143
	03	2008	19.5821	11.9084	2,855
	03	2007	20.2453	19.5821	5,757
	03	2006	17.9981	20.2453	5,875
	03	2005	16.7211	17.9981	4,748

	04	2013	21.0002	28.9262	19,440
	04	2012	18.2221	21.0002	30,062
	04	2011	19.0569	18.2221	33,262
	04	2010	15.8102	19.0569	33,742
	04	2009	11.7919	15.8102	42,749
	04	2008	19.4205	11.7919	51,533
	04	2007	20.1092	19.4205	65,290
	04	2006	17.9045	20.1092	70,884
	04	2005	16.6596	17.9045	52,133

	05	2013	20.8887	28.7579	0
	05	2012	18.1346	20.8887	0
	05	2011	18.9751	18.1346	0
	05	2010	15.7504	18.9751	0
	05	2009	11.7533	15.7504	0
	05	2008	19.3669	11.7533	0
	05	2007	20.0641	19.3669	0
	05	2006	17.8734	20.0641	216
	05	2005	16.6391	17.8734	216

	06	2013	20.5579	28.2592	1,248
	06	2012	17.8750	20.5579	1,382
	06	2011	18.7320	17.8750	1,437
	06	2010	15.5724	18.7320	3,438
	06	2009	11.6384	15.5724	3,038
	06	2008	19.2071	11.6384	3,960
	06	2007	19.9292	19.2071	5,740
	06	2006	17.7804	19.9292	6,391
	06	2005	16.5778	17.7804	3,768

	07	2013	18.8158	25.8513	0
	07	2012	16.3687	18.8158	714
	07	2011	17.1623	16.3687	0
	07	2010	14.2747	17.1623	0
	07	2009	10.6740	14.2747	0
	07	2008	17.6246	10.6740	0
	07	2007	18.2966	17.6246	1,253
	07	2006	16.3321	18.2966	846
	07	2005	15.2353	16.3321	0

	08	2013	18.4478	25.2939	0
	08	2012	16.0815	18.4478	0
	08	2011	16.8957	16.0815	0
	08	2010	14.0818	16.8957	0
	08	2009	10.5513	14.0818	0
	08	2008	17.4580	10.5513	0
	08	2007	18.1610	17.4580	0
	08	2006	16.2442	18.1610	0
	08	2005	15.1842	16.2442	0

PIMCO Emerging Markets Bond Portfolio	01	2013	29.1897	26.7075	201,735
	01	2012	25.1746	29.1897	237,097
	01	2011	24.0717	25.1746	268,573
	01	2010	21.8200	24.0717	292,971
	01	2009	16.9892	21.8200	169,716
	01	2008	20.2273	16.9892	106,259
	01	2007	19.4368	20.2273	78,842
	01	2006	18.0844	19.4368	52,904
	01	2005	16.5972	18.0844	29,737

	02	2013	28.5862	26.1021	70,157
	02	2012	24.7046	28.5862	79,571
	02	2011	23.6704	24.7046	73,470
	02	2010	21.4999	23.6704	92,740
	02	2009	16.7741	21.4999	110,129
	02	2008	20.0120	16.7741	114,064
	02	2007	19.2694	20.0120	203,515
	02	2006	17.9651	19.2694	202,497
	02	2005	16.5212	17.9651	91,077

	03	2013	28.4378	25.9534	879
	03	2012	24.5889	28.4378	847
	03	2011	23.5714	24.5889	6,734
	03	2010	21.4209	23.5714	8,924
	03	2009	16.7209	21.4209	7,017
	03	2008	19.9588	16.7209	7,247
	03	2007	19.2279	19.9588	9,694
	03	2006	17.9355	19.2279	8,068
	03	2005	16.5023	17.9355	979

	04	2013	27.9942	25.5094	61,765
	04	2012	24.2426	27.9942	69,398
	04	2011	23.2750	24.2426	73,062
	04	2010	21.1840	23.2750	95,133
	04	2009	16.5613	21.1840	49,843
	04	2008	19.7987	16.5613	41,394
	04	2007	19.1031	19.7987	44,953
	04	2006	17.8464	19.1031	25,054
	04	2005	16.4454	17.8464	22,584

	05	2013	27.8478	25.3630	0
	05	2012	24.1283	27.8478	0
	05	2011	23.1770	24.1283	0
	05	2010	21.1056	23.1770	0
	05	2009	16.5085	21.1056	0
	05	2008	19.7456	16.5085	0
	05	2007	19.0617	19.7456	0
	05	2006	17.8168	19.0617	278
	05	2005	16.4265	17.8168	0

	06	2013	27.4133	24.9290	144
	06	2012	23.7884	27.4133	159
	06	2011	22.8856	23.7884	173
	06	2010	20.8721	22.8856	1,392
	06	2009	16.3509	20.8721	103
	06	2008	19.5872	16.3509	0
	06	2007	18.9380	19.5872	1,454
	06	2006	17.7282	18.9380	3,396
	06	2005	16.3698	17.7282	3,839

	07	2013	19.4061	17.6384	0
	07	2012	16.8487	19.4061	5,267
	07	2011	16.2174	16.8487	0
	07	2010	14.7982	16.2174	0
	07	2009	11.5986	14.7982	0
	07	2008	13.9015	11.5986	0
	07	2007	13.4476	13.9015	0
	07	2006	12.5949	13.4476	0
	07	2005	11.6358	12.5949	0

	08	2013	19.0266	17.2581	0
	08	2012	16.5532	19.0266	0
	08	2011	15.9656	16.5532	0
	08	2010	14.5983	15.9656	0
	08	2009	11.4653	14.5983	0
	08	2008	13.7700	11.4653	0
	08	2007	13.3478	13.7700	0
	08	2006	12.5271	13.3478	0
	08	2005	11.5968	12.5271	0

PIMCO EqS Pathfinder Portfolio, Advisor Class	01	2013	10.9155	12.7962	577
	01	2012	10.1116	10.9155	0
	01	2011	10.0000	10.1116	0

	02	2013	10.8870	12.7368	0
	02	2012	10.1058	10.8870	0
	02	2011	10.0000	10.1058	0

	03	2013	10.8799	12.7221	0
	03	2012	10.1044	10.8799	0
	03	2011	10.0000	10.1044	0

	04	2013	10.8585	12.6776	0
	04	2012	10.1000	10.8585	0
	04	2011	10.0000	10.1000	0

	05	2013	10.8514	12.6628	0
	05	2012	10.0986	10.8514	0
	05	2011	10.0000	10.0986	0

	06	2013	10.8300	12.6185	0
	06	2012	10.0943	10.8300	0
	06	2011	10.0000	10.0943	0

	07	2013	10.8229	12.6038	0
	07	2012	10.0928	10.8229	0
	07	2011	10.0000	10.0928	0

	08	2013	10.7945	12.5450	0
	08	2012	10.0870	10.7945	0
	08	2011	10.0000	10.0870	0

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class	01	2013	12.0762	10.9375	18,045,188
	01	2012	11.2893	12.0762	23,895,544
	01	2011	11.6886	11.2893	25,590,331
	01	2010	10.6741	11.6886	23,129,499
	01	2009	10.0000	10.6741	726,846

	02	2013	11.9935	10.8405	561,396
	02	2012	11.2350	11.9935	828,744
	02	2011	11.6560	11.2350	951,579
	02	2010	10.6660	11.6560	665,868
	02	2009	10.0000	10.6660	244,598

	03	2013	11.9730	10.8165	14,982
	03	2012	11.2215	11.9730	22,903
	03	2011	11.6479	11.2215	20,167
	03	2010	10.6640	11.6479	20,734
	03	2009	10.0000	10.6640	2,122

	04	2013	11.9112	10.7441	4,012,766
	04	2012	11.1808	11.9112	4,975,848
	04	2011	11.6234	11.1808	5,360,212
	04	2010	10.6579	11.6234	4,746,833
	04	2009	10.0000	10.6579	184,399

	05	2013	11.8907	10.7202	0
	05	2012	11.1673	11.8907	4,489
	05	2011	11.6153	11.1673	4,771
	05	2010	10.6559	11.6153	5,082
	05	2009	10.0000	10.6559	0

	06	2013	11.8293	10.6485	2,768
	06	2012	11.1268	11.8293	7,755
	06	2011	11.5909	11.1268	5,202
	06	2010	10.6498	11.5909	3,996
	06	2009	10.0000	10.6498	0

	07	2013	11.8089	10.6247	0
	07	2012	11.1133	11.8089	0
	07	2011	11.5828	11.1133	0
	07	2010	10.6478	11.5828	0
	07	2009	10.0000	10.6478	0

	08	2013	11.7276	10.5300	0
	08	2012	11.0595	11.7276	0
	08	2011	11.5503	11.0595	0
	08	2010	10.6397	11.5503	0
	08	2009	10.0000	10.6397	0

PIMCO Real Return Portfolio	01	2013	17.3926	15.5288	1,477,737
	01	2012	16.2611	17.3926	1,565,648
	01	2011	14.8041	16.2611	1,848,468
	01	2010	13.9231	14.8041	2,338,202
	01	2009	11.9571	13.9231	2,609,872
	01	2008	13.0811	11.9571	2,668,996
	01	2007	12.0194	13.0811	1,051,010
	01	2006	12.1337	12.0194	603,673
	01	2005	12.0832	12.1337	399,779

	02	2013	17.0277	15.1720	705,764
	02	2012	15.9525	17.0277	901,145
	02	2011	14.5526	15.9525	1,030,954
	02	2010	13.7145	14.5526	1,307,462
	02	2009	11.8020	13.7145	1,472,245
	02	2008	12.9378	11.8020	1,513,545
	02	2007	11.9121	12.9378	741,690
	02	2006	12.0499	11.9121	629,436
	02	2005	12.0241	12.0499	720,809

	03	2013	16.9380	15.0844	20,648
	03	2012	15.8766	16.9380	26,011
	03	2011	14.4907	15.8766	31,463
	03	2010	13.6631	14.4907	35,559
	03	2009	11.7637	13.6631	43,188
	03	2008	12.9023	11.7637	50,577
	03	2007	11.8855	12.9023	45,874
	03	2006	12.0291	11.8855	49,939
	03	2005	12.0094	12.0291	34,504

	04	2013	16.6698	14.8228	126,043
	04	2012	15.6493	16.6698	144,174
	04	2011	14.3051	15.6493	158,902
	04	2010	13.5087	14.3051	252,711
	04	2009	11.6486	13.5087	309,747
	04	2008	12.7958	11.6486	328,315
	04	2007	11.8056	12.7958	223,469
	04	2006	11.9664	11.8056	244,545
	04	2005	11.9652	11.9664	192,814

	05	2013	16.5814	14.7367	586
	05	2012	15.5743	16.5814	460
	05	2011	14.2437	15.5743	443
	05	2010	13.4577	14.2437	4,405
	05	2009	11.6105	13.4577	4,402
	05	2008	12.7605	11.6105	4,164
	05	2007	11.7790	12.7605	5,443
	05	2006	11.9456	11.7790	5,614
	05	2005	11.9505	11.9456	4,028

	06	2013	16.3188	14.4810	14,823
	06	2012	15.3513	16.3188	22,259
	06	2011	14.0613	15.3513	22,710
	06	2010	13.3057	14.0613	20,505
	06	2009	11.4970	13.3057	25,950
	06	2008	12.6551	11.4970	36,353
	06	2007	11.6998	12.6551	32,629
	06	2006	11.8834	11.6998	40,964
	06	2005	11.9064	11.8834	35,440

	07	2013	14.7672	13.0975	467
	07	2012	13.8988	14.7672	3,183
	07	2011	12.7374	13.8988	3,731
	07	2010	12.0591	12.7374	5,094
	07	2009	10.4252	12.0591	10,072
	07	2008	11.4812	10.4252	4,986
	07	2007	10.6200	11.4812	1,889
	07	2006	10.7922	10.6200	2,843
	07	2005	10.8186	10.7922	0

	08	2013	14.4785	12.8151	0
	08	2012	13.6551	14.4785	0
	08	2011	12.5396	13.6551	0
	08	2010	11.8962	12.5396	0
	08	2009	10.3054	11.8962	0
	08	2008	11.3727	10.3054	0
	08	2007	10.5412	11.3727	0
	08	2006	10.7340	10.5412	0
	08	2005	10.7823	10.7340	0

PIMCO Total Return Portfolio	01	2013	16.4538	15.8649	5,648,739
	01	2012	15.2653	16.4538	6,279,656
	01	2011	14.9797	15.2653	7,637,595
	01	2010	14.0875	14.9797	9,025,663
	01	2009	12.5567	14.0875	9,090,852
	01	2008	12.1830	12.5567	8,227,463
	01	2007	11.3904	12.1830	5,531,641
	01	2006	11.1515	11.3904	817,690
	01	2005	11.0665	11.1515	523,505

	02	2013	16.1086	15.5004	3,297,074
	02	2012	14.9756	16.1086	3,521,017
	02	2011	14.7253	14.9756	4,240,404
	02	2010	13.8765	14.7253	5,002,384
	02	2009	12.3938	13.8765	5,284,663
	02	2008	12.0495	12.3938	4,709,659
	02	2007	11.2888	12.0495	3,931,286
	02	2006	11.0744	11.2888	1,173,624
	02	2005	11.0124	11.0744	930,076

	03	2013	16.0237	15.4109	71,293
	03	2012	14.9043	16.0237	55,691
	03	2011	14.6626	14.9043	73,442
	03	2010	13.8244	14.6626	109,693
	03	2009	12.3536	13.8244	122,585
	03	2008	12.0165	12.3536	156,487
	03	2007	11.2636	12.0165	196,871
	03	2006	11.0553	11.2636	104,561
	03	2005	10.9989	11.0553	81,870

	04	2013	15.7700	15.1437	719,767
	04	2012	14.6910	15.7700	715,573
	04	2011	14.4748	14.6910	857,357
	04	2010	13.6683	14.4748	1,101,499
	04	2009	12.2328	13.6683	1,116,137
	04	2008	11.9173	12.2328	1,147,060
	04	2007	11.1878	11.9173	1,024,231
	04	2006	10.9977	11.1878	688,644
	04	2005	10.9584	10.9977	709,715

	05	2013	15.6863	15.0556	11,947
	05	2012	14.6205	15.6863	21,426
	05	2011	14.4127	14.6205	25,119
	05	2010	13.6166	14.4127	29,138
	05	2009	12.1928	13.6166	37,486
	05	2008	11.8844	12.1928	41,948
	05	2007	11.1627	11.8844	41,756
	05	2006	10.9786	11.1627	52,036
	05	2005	10.9449	10.9786	56,377

	06	2013	15.4379	14.7945	34,822
	06	2012	14.4112	15.4379	48,216
	06	2011	14.2281	14.4112	54,104
	06	2010	13.4628	14.2281	59,639
	06	2009	12.0735	13.4628	71,280
	06	2008	11.7863	12.0735	69,834
	06	2007	11.0876	11.7863	128,460
	06	2006	10.9214	11.0876	110,684
	06	2005	10.9046	10.9214	97,889

	07	2013	14.4040	13.7966	7,879
	07	2012	13.4529	14.4040	36,757
	07	2011	13.2888	13.4529	38,400
	07	2010	12.5804	13.2888	46,320
	07	2009	11.2880	12.5804	56,774
	07	2008	11.0251	11.2880	52,365
	07	2007	10.3768	11.0251	106,187
	07	2006	10.2266	10.3768	123,864
	07	2005	10.2160	10.2266	127,836

	08	2013	14.1223	13.4991	163
	08	2012	13.2170	14.1223	2,751
	08	2011	13.0824	13.2170	3,569
	08	2010	12.4105	13.0824	4,849
	08	2009	11.1583	12.4105	4,780
	08	2008	10.9208	11.1583	7,071
	08	2007	10.2999	10.9208	16,959
	08	2006	10.1714	10.2999	20,176
	08	2005	10.1817	10.1714	20,885

PIMCO All Asset Portfolio	01	2013	13.9807	13.7876	1,009,232
	01	2012	12.3679	13.9807	720,171
	01	2011	12.3338	12.3679	62,537
	01	2010	11.0889	12.3338	54,046
	01	2009	9.2741	11.0889	65,595
	01	2008	11.2055	9.2741	87,252
	01	2007	10.5185	11.2055	69,289
	01	2006	10.2184	10.5185	31,161
	01	2005	10.0000	10.2184	1,193

	02	2013	13.7780	13.5600	117,500
	02	2012	12.2135	13.7780	134,611
	02	2011	12.2046	12.2135	92,301
	02	2010	10.9951	12.2046	92,810
	02	2009	9.2144	10.9951	114,583
	02	2008	11.1561	9.2144	184,876
	02	2007	10.4937	11.1561	108,238
	02	2006	10.2150	10.4937	100,175
	02	2005	10.0000	10.2150	242

	03	2013	13.7279	13.5039	719
	03	2012	12.1754	13.7279	709
	03	2011	12.1726	12.1754	2,106
	03	2010	10.9719	12.1726	1,571
	03	2009	9.1996	10.9719	1,759
	03	2008	11.1439	9.1996	2,046
	03	2007	10.4875	11.1439	2,274
	03	2006	10.2141	10.4875	2,501
	03	2005	10.0000	10.2141	407

	04	2013	13.5778	13.3358	409,041
	04	2012	12.0608	13.5778	172,508
	04	2011	12.0766	12.0608	37,421
	04	2010	10.9020	12.0766	35,892
	04	2009	9.1550	10.9020	35,140
	04	2008	11.1069	9.1550	35,635
	04	2007	10.4688	11.1069	38,386
	04	2006	10.2116	10.4688	7,222
	04	2005	10.0000	10.2116	5,927

	05	2013	13.5282	13.2802	0
	05	2012	12.0229	13.5282	0
	05	2011	12.0447	12.0229	0
	05	2010	10.8788	12.0447	0
	05	2009	9.1402	10.8788	0
	05	2008	11.0946	9.1402	0
	05	2007	10.4626	11.0946	0
	05	2006	10.2107	10.4626	0
	05	2005	10.0000	10.2107	0

	06	2013	13.3803	13.1149	8,155
	06	2012	11.9098	13.3803	8,841
	06	2011	11.9497	11.9098	6,855
	06	2010	10.8095	11.9497	5,758
	06	2009	9.0959	10.8095	2,040
	06	2008	11.0578	9.0959	0
	06	2007	10.4440	11.0578	0
	06	2006	10.2081	10.4440	938
	06	2005	10.0000	10.2081	0

	07	2013	13.3313	13.0602	0
	07	2012	11.8723	13.3313	317
	07	2011	11.9181	11.8723	0
	07	2010	10.7864	11.9181	0
	07	2009	9.0811	10.7864	0
	07	2008	11.0456	9.0811	0
	07	2007	10.4378	11.0456	0
	07	2006	10.2073	10.4378	0
	07	2005	10.0000	10.2073	0

	08	2013	13.1369	12.8435	0
	08	2012	11.7233	13.1369	0
	08	2011	11.7926	11.7233	0
	08	2010	10.6947	11.7926	0
	08	2009	9.0224	10.6947	0
	08	2008	10.9967	9.0224	0
	08	2007	10.4130	10.9967	0
	08	2006	10.2038	10.4130	0
	08	2005	10.0000	10.2038	0

PIMCO Commodity RealReturn Strategy Portfolio	01	2013	10.5613	8.8600	1,845,917
	01	2012	10.1900	10.5613	2,064,744
	01	2011	11.2077	10.1900	2,231,043
	01	2010	9.1513	11.2077	2,278,349
	01	2009	6.5744	9.1513	2,290,632
	01	2008	11.8935	6.5744	1,877,788
	01	2007	9.8134	11.8935	286,632
	01	2006	10.2967	9.8134	112,635
	01	2005	10.0000	10.2967	4,006

	02	2013	10.4081	8.7138	702,588
	02	2012	10.0628	10.4081	717,959
	02	2011	11.0903	10.0628	874,469
	02	2010	9.0738	11.0903	872,880
	02	2009	6.5320	9.0738	1,063,886
	02	2008	11.8411	6.5320	1,070,685
	02	2007	9.7902	11.8411	224,633
	02	2006	10.2933	9.7902	117,194
	02	2005	10.0000	10.2933	14,947

	03	2013	10.3703	8.6777	16,449
	03	2012	10.0314	10.3703	13,197
	03	2011	11.0612	10.0314	15,695
	03	2010	9.0546	11.0612	18,195
	03	2009	6.5215	9.0546	24,002
	03	2008	11.8281	6.5215	31,489
	03	2007	9.7845	11.8281	21,184
	03	2006	10.2924	9.7845	12,192
	03	2005	10.0000	10.2924	56

	04	2013	10.2568	8.5696	251,730
	04	2012	9.9370	10.2568	263,574
	04	2011	10.9739	9.9370	257,433
	04	2010	8.9969	10.9739	252,693
	04	2009	6.4899	8.9969	180,043
	04	2008	11.7888	6.4899	158,333
	04	2007	9.7670	11.7888	40,957
	04	2006	10.2898	9.7670	14,058
	04	2005	10.0000	10.2898	1,950

	05	2013	10.2193	8.5339	1,002
	05	2012	9.9057	10.2193	748
	05	2011	10.9449	9.9057	716
	05	2010	8.9777	10.9449	715
	05	2009	6.4794	8.9777	769
	05	2008	11.7758	6.4794	883
	05	2007	9.7612	11.7758	706
	05	2006	10.2890	9.7612	0
	05	2005	10.0000	10.2890	0

	06	2013	10.1075	8.4276	3,693
	06	2012	9.8124	10.1075	2,810
	06	2011	10.8585	9.8124	3,616
	06	2010	8.9205	10.8585	7,821
	06	2009	6.4479	8.9205	5,062
	06	2008	11.7367	6.4479	5,774
	06	2007	9.7439	11.7367	3,149
	06	2006	10.2864	9.7439	2,486
	06	2005	10.0000	10.2864	0

	07	2013	10.0705	8.3925	323
	07	2012	9.7816	10.0705	2,401
	07	2011	10.8298	9.7816	2,297
	07	2010	8.9015	10.8298	734
	07	2009	6.4375	8.9015	2,081
	07	2008	11.7237	6.4375	543
	07	2007	9.7381	11.7237	1,605
	07	2006	10.2855	9.7381	0
	07	2005	10.0000	10.2855	0

	08	2013	9.9237	8.2532	0
	08	2012	9.6587	9.9237	0
	08	2011	10.7158	9.6587	0
	08	2010	8.8257	10.7158	0
	08	2009	6.3958	8.8257	0
	08	2008	11.6718	6.3958	0
	08	2007	9.7149	11.6718	0
	08	2006	10.2821	9.7149	0
	08	2005	10.0000	10.2821	0

Putnam VT Absolute Return 500 Fund, Class IB Shares	01	2013	10.3021	10.5456	601,915
	01	2012	10.0371	10.3021	112,406
	01	2011	10.0000	10.0371	1,094

	02	2013	10.2752	10.4967	10,307
	02	2012	10.0314	10.2752	7,915
	02	2011	10.0000	10.0314	0

	03	2013	10.2685	10.4845	0
	03	2012	10.0300	10.2685	0
	03	2011	10.0000	10.0300	0

	04	2013	10.2482	10.4478	102,331
	04	2012	10.0257	10.2482	13,750
	04	2011	10.0000	10.0257	11,825

	05	2013	10.2415	10.4357	7,470
	05	2012	10.0243	10.2415	0
	05	2011	10.0000	10.0243	0

	06	2013	10.2214	10.3992	0
	06	2012	10.0200	10.2214	0
	06	2011	10.0000	10.0200	0

	07	2013	10.2147	10.3870	0
	07	2012	10.0185	10.2147	0
	07	2011	10.0000	10.0185	0

	08	2013	10.1878	10.3386	0
	08	2012	10.0128	10.1878	0
	08	2011	10.0000	10.0128	0

Putnam VT Equity Income Fund, Class IB Shares	01	2013	12.5743	16.3758	218,454
	01	2012	10.7174	12.5743	68,495
	01	2011	10.0000	10.7174	9,681

	02	2013	12.5415	16.2998	60,263
	02	2012	10.7113	12.5415	18,577
	02	2011	10.0000	10.7113	4,091

	03	2013	12.5333	16.2809	2,787
	03	2012	10.7098	12.5333	2,269
	03	2011	10.0000	10.7098	0

	04	2013	12.5087	16.2241	87,215
	04	2012	10.7052	12.5087	23,616
	04	2011	10.0000	10.7052	0

	05	2013	12.5004	16.2051	0
	05	2012	10.7037	12.5004	0
	05	2011	10.0000	10.7037	0

	06	2013	12.4759	16.1485	0
	06	2012	10.6991	12.4759	0
	06	2011	10.0000	10.6991	0

	07	2013	12.4677	16.1296	0
	07	2012	10.6975	12.4677	12,512
	07	2011	10.0000	10.6975	0

	08	2013	12.4349	16.0544	0
	08	2012	10.6914	12.4349	0
	08	2011	10.0000	10.6914	0

Templeton Developing Markets VIP Fund, Class 2	01	2013	15.0352	14.6508	890,061
	01	2012	13.5105	15.0352	885,701
	01	2011	16.3254	13.5105	1,087,506
	01	2010	14.1165	16.3254	1,201,521
	01	2009	8.3162	14.1165	1,376,076
	01	2008	17.8806	8.3162	2,002,953
	01	2007	14.1181	17.8806	1,372,538
	01	2006	11.2065	14.1181	99,125
	01	2005	10.0000	11.2065	17,584

	02	2013	14.8171	14.4088	632,811
	02	2012	13.3418	14.8171	609,655
	02	2011	16.1544	13.3418	709,308
	02	2010	13.9971	16.1544	763,707
	02	2009	8.2627	13.9971	855,940
	02	2008	17.8019	8.2627	1,238,670
	02	2007	14.0848	17.8019	802,925
	02	2006	11.2027	14.0848	82,891
	02	2005	10.0000	11.2027	12,434

	03	2013	14.7633	14.3492	10,297
	03	2012	13.3001	14.7633	12,388
	03	2011	16.1122	13.3001	13,280
	03	2010	13.9675	16.1122	21,427
	03	2009	8.2494	13.9675	24,605
	03	2008	17.7824	8.2494	33,103
	03	2007	14.0765	17.7824	25,497
	03	2006	11.2018	14.0765	1,362
	03	2005	10.0000	11.2018	0

	04	2013	14.6018	14.1705	98,937
	04	2012	13.1749	14.6018	104,268
	04	2011	15.9849	13.1749	119,835
	04	2010	13.8784	15.9849	122,523
	04	2009	8.2094	13.8784	144,216
	04	2008	17.7234	8.2094	202,213
	04	2007	14.0515	17.7234	138,946
	04	2006	11.1990	14.0515	24,661
	04	2005	10.0000	11.1990	779

	05	2013	14.5484	14.1115	629
	05	2012	13.1335	14.5484	535
	05	2011	15.9428	13.1335	2,463
	05	2010	13.8489	15.9428	2,415
	05	2009	8.1961	13.8489	2,439
	05	2008	17.7038	8.1961	2,580
	05	2007	14.0432	17.7038	2,401
	05	2006	11.1980	14.0432	1,210
	05	2005	10.0000	11.1980	0

	06	2013	14.3893	13.9358	1,690
	06	2012	13.0099	14.3893	1,528
	06	2011	15.8169	13.0099	1,784
	06	2010	13.7606	15.8169	1,829
	06	2009	8.1563	13.7606	5,546
	06	2008	17.6451	8.1563	5,357
	06	2007	14.0182	17.6451	9,512
	06	2006	11.1952	14.0182	4,791
	06	2005	10.0000	11.1952	3,483

	07	2013	14.3366	13.8777	662
	07	2012	12.9689	14.3366	561
	07	2011	15.7752	12.9689	559
	07	2010	13.7313	15.7752	500
	07	2009	8.1431	13.7313	525
	07	2008	17.6256	8.1431	1,394
	07	2007	14.0099	17.6256	2,712
	07	2006	11.1943	14.0099	0
	07	2005	10.0000	11.1943	0

	08	2013	14.1275	13.6473	0
	08	2012	12.8061	14.1275	0
	08	2011	15.6091	12.8061	0
	08	2010	13.6145	15.6091	0
	08	2009	8.0904	13.6145	0
	08	2008	17.5476	8.0904	0
	08	2007	13.9766	17.5476	0
	08	2006	11.1905	13.9766	0
	08	2005	10.0000	11.1905	0

Templeton Foreign VIP Fund	01	2013	18.4448	22.3076	1,617,128
	01	2012	15.8634	18.4448	1,900,093
	01	2011	18.0485	15.8634	2,368,338
	01	2010	16.9280	18.0485	2,941,252
	01	2009	12.5596	16.9280	3,688,827
	01	2008	21.4204	12.5596	4,877,844
	01	2007	18.8655	21.4204	4,946,921
	01	2006	15.7940	18.8655	4,775,441
	01	2005	14.5760	15.7940	2,557,195

	02	2013	18.0576	21.7950	1,711,522
	02	2012	15.5622	18.0576	2,035,882
	02	2011	17.7420	15.5622	2,501,516
	02	2010	16.6744	17.7420	2,868,694
	02	2009	12.3966	16.6744	3,293,738
	02	2008	21.1858	12.3966	4,133,237
	02	2007	18.6972	21.1858	4,142,796
	02	2006	15.6849	18.6972	4,153,534
	02	2005	14.5047	15.6849	1,942,544

	03	2013	17.9625	21.6691	89,950
	03	2012	15.4881	17.9625	94,814
	03	2011	17.6664	15.4881	114,011
	03	2010	16.6118	17.6664	152,277
	03	2009	12.3564	16.6118	175,948
	03	2008	21.1278	12.3564	231,373
	03	2007	18.6555	21.1278	238,288
	03	2006	15.6578	18.6555	258,131
	03	2005	14.4870	15.6578	176,958

	04	2013	17.6780	21.2933	690,169
	04	2012	15.2663	17.6780	815,856
	04	2011	17.4401	15.2663	987,984
	04	2010	16.4241	17.4401	1,165,724
	04	2009	12.2355	16.4241	1,369,831
	04	2008	20.9534	12.2355	1,879,885
	04	2007	18.5300	20.9534	2,299,604
	04	2006	15.5763	18.5300	2,551,372
	04	2005	14.4336	15.5763	2,098,840

	05	2013	17.5842	21.1695	18,428
	05	2012	15.1931	17.5842	20,550
	05	2011	17.3654	15.1931	26,006
	05	2010	16.3621	17.3654	28,325
	05	2009	12.1955	16.3621	29,655
	05	2008	20.8956	12.1955	40,143
	05	2007	18.4884	20.8956	42,340
	05	2006	15.5493	18.4884	47,598
	05	2005	14.4159	15.5493	18,867

	06	2013	17.3056	20.8022	76,712
	06	2012	14.9755	17.3056	113,809
	06	2011	17.1429	14.9755	131,978
	06	2010	16.1772	17.1429	174,592
	06	2009	12.0762	16.1772	198,267
	06	2008	20.7231	12.0762	247,859
	06	2007	18.3641	20.7231	269,464
	06	2006	15.4683	18.3641	323,277
	06	2005	14.3628	15.4683	273,363

	07	2013	17.5964	21.1409	29,221
	07	2012	15.2349	17.5964	54,872
	07	2011	17.4488	15.2349	81,640
	07	2010	16.4742	17.4488	91,796
	07	2009	12.3042	16.4742	110,787
	07	2008	21.1253	12.3042	164,714
	07	2007	18.7301	21.1253	216,098
	07	2006	15.7846	18.7301	264,424
	07	2005	14.6639	15.7846	285,634

	08	2013	17.2522	20.6850	1,524
	08	2012	14.9677	17.2522	4,250
	08	2011	17.1778	14.9677	4,971
	08	2010	16.2516	17.1778	5,655
	08	2009	12.1628	16.2516	7,833
	08	2008	20.9255	12.1628	11,486
	08	2007	18.5912	20.9255	12,133
	08	2006	15.6996	18.5912	15,401
	08	2005	14.6148	15.6996	18,639

Templeton Growth VIP Fund, Class 2	01	2013	17.0547	21.9431	416,330
	01	2012	14.3245	17.0547	489,407
	01	2011	15.6565	14.3245	591,567
	01	2010	14.8230	15.6565	670,325
	01	2009	11.4960	14.8230	647,027
	01	2008	20.2677	11.4960	622,595
	01	2007	20.1370	20.2677	504,496
	01	2006	16.8082	20.1370	162,805
	01	2005	15.6980	16.8082	40,394

	02	2013	16.7020	21.4457	175,205
	02	2012	14.0570	16.7020	243,572
	02	2011	15.3954	14.0570	287,086
	02	2010	14.6055	15.3954	291,221
	02	2009	11.3504	14.6055	355,733
	02	2008	20.0521	11.3504	367,389
	02	2007	19.9636	20.0521	326,938
	02	2006	16.6973	19.9636	201,105
	02	2005	15.6261	16.6973	84,489

	03	2013	16.6152	21.3235	5,127
	03	2012	13.9911	16.6152	5,958
	03	2011	15.3311	13.9911	10,886
	03	2010	14.5518	15.3311	11,773
	03	2009	11.3144	14.5518	13,572
	03	2008	19.9987	11.3144	14,523
	03	2007	19.9206	19.9987	11,116
	03	2006	16.6698	19.9206	4,190
	03	2005	15.6082	16.6698	521

	04	2013	16.3559	20.9585	92,963
	04	2012	13.7940	16.3559	124,651
	04	2011	15.1382	13.7940	142,578
	04	2010	14.3908	15.1382	156,318
	04	2009	11.2064	14.3908	140,526
	04	2008	19.8383	11.2064	146,427
	04	2007	19.7913	19.8383	132,152
	04	2006	16.5869	19.7913	87,728
	04	2005	15.5544	16.5869	54,475

	05	2013	16.2704	20.8383	0
	05	2012	13.7289	16.2704	0
	05	2011	15.0745	13.7289	2,087
	05	2010	14.3375	15.0745	2,087
	05	2009	11.1706	14.3375	2,087
	05	2008	19.7851	11.1706	2,087
	05	2007	19.7484	19.7851	2,638
	05	2006	16.5594	19.7484	796
	05	2005	15.5365	16.5594	0

	06	2013	16.0165	20.4817	10,569
	06	2012	13.5355	16.0165	11,977
	06	2011	14.8849	13.5355	12,324
	06	2010	14.1789	14.8849	16,577
	06	2009	11.0640	14.1789	17,684
	06	2008	19.6265	11.0640	18,256
	06	2007	19.6203	19.6265	17,218
	06	2006	16.4771	19.6203	9,688
	06	2005	15.4830	16.4771	6,261

	07	2013	14.5925	18.6512	0
	07	2012	12.3384	14.5925	0
	07	2011	13.5754	12.3384	0
	07	2010	12.9381	13.5754	0
	07	2009	10.1009	12.9381	0
	07	2008	17.9273	10.1009	0
	07	2007	17.9308	17.9273	0
	07	2006	15.0660	17.9308	0
	07	2005	14.1642	15.0660	0

	08	2013	14.3070	18.2489	0
	08	2012	12.1219	14.3070	0
	08	2011	13.3645	12.1219	0
	08	2010	12.7632	13.3645	0
	08	2009	9.9848	12.7632	0
	08	2008	17.7578	9.9848	0
	08	2007	17.7979	17.7578	0
	08	2006	14.9849	17.7979	0
	08	2005	14.1167	14.9849	0

Universal Institutional Funds Inc. Growth Portfolio, Class II	01	2013	10.3234	14.9986	41,008
	01	2012	9.2040	10.3234	6,678
	01	2011	10.0000	9.2040	159

	02	2013	10.2964	14.9290	3,948
	02	2012	9.1987	10.2964	8,560
	02	2011	10.0000	9.1987	0

	03	2013	10.2897	14.9117	0
	03	2012	9.1974	10.2897	0
	03	2011	10.0000	9.1974	0

	04	2013	10.2694	14.8595	12,532
	04	2012	9.1935	10.2694	2,222
	04	2011	10.0000	9.1935	0

	05	2013	10.2627	14.8422	0
	05	2012	9.1922	10.2627	0
	05	2011	10.0000	9.1922	0

	06	2013	10.2425	14.7903	0
	06	2012	9.1882	10.2425	0
	06	2011	10.0000	9.1882	0

	07	2013	10.2357	14.7731	0
	07	2012	9.1869	10.2357	0
	07	2011	10.0000	9.1869	0

	08	2013	10.2088	14.7042	0
	08	2012	9.1816	10.2088	0
	08	2011	10.0000	9.1816	0

Wanger Select	01	2013	14.0228	18.5605	14,364
	01	2012	12.0375	14.0228	19,466
	01	2011	14.8679	12.0375	32,733
	01	2010	11.9440	14.8679	37,546
	01	2009	7.3076	11.9440	57,580
	01	2008	14.5887	7.3076	85,134
	01	2007	13.5609	14.5887	63,645
	01	2006	11.5184	13.5609	43,068
	01	2005	10.0000	11.5184	20,389

	02	2013	13.8021	18.2312	8,186
	02	2012	11.8723	13.8021	11,513
	02	2011	14.6937	11.8723	13,751
	02	2010	11.8281	14.6937	15,616
	02	2009	7.2515	11.8281	22,937
	02	2008	14.5063	7.2515	32,160
	02	2007	13.5120	14.5063	25,183
	02	2006	11.5002	13.5120	18,475
	02	2005	10.0000	11.5002	8,913

	03	2013	13.7477	18.1502	47
	03	2012	11.8315	13.7477	60
	03	2011	14.6507	11.8315	73
	03	2010	11.7995	14.6507	72
	03	2009	7.2376	11.7995	98
	03	2008	14.4859	7.2376	143
	03	2007	13.4999	14.4859	121
	03	2006	11.4957	13.4999	141
	03	2005	10.0000	11.4957	162

	04	2013	13.5844	17.9072	230
	04	2012	11.7090	13.5844	250
	04	2011	14.5213	11.7090	261
	04	2010	11.7132	14.5213	771
	04	2009	7.1957	11.7132	2,251
	04	2008	14.4243	7.1957	3,033
	04	2007	13.4632	14.4243	4,428
	04	2006	11.4820	13.4632	3,062
	04	2005	10.0000	11.4820	699

	05	2013	13.5305	17.8270	0
	05	2012	11.6685	13.5305	0
	05	2011	14.4784	11.6685	0
	05	2010	11.6846	14.4784	0
	05	2009	7.1818	11.6846	0
	05	2008	14.4038	7.1818	0
	05	2007	13.4510	14.4038	0
	05	2006	11.4774	13.4510	0
	05	2005	10.0000	11.4774	0

	06	2013	13.3699	17.5884	0
	06	2012	11.5478	13.3699	0
	06	2011	14.3506	11.5478	0
	06	2010	11.5992	14.3506	254
	06	2009	7.1402	11.5992	311
	06	2008	14.3426	7.1402	410
	06	2007	13.4145	14.3426	326
	06	2006	11.4638	13.4145	359
	06	2005	10.0000	11.4638	0

	07	2013	13.3168	17.5096	0
	07	2012	11.5078	13.3168	0
	07	2011	14.3082	11.5078	0
	07	2010	11.5708	14.3082	0
	07	2009	7.1264	11.5708	0
	07	2008	14.3222	7.1264	0
	07	2007	13.4023	14.3222	0
	07	2006	11.4592	13.4023	0
	07	2005	10.0000	11.4592	0

	08	2013	13.1060	17.1973	0
	08	2012	11.3491	13.1060	0
	08	2011	14.1397	11.3491	0
	08	2010	11.4580	14.1397	0
	08	2009	7.0714	11.4580	0
	08	2008	14.2409	7.0714	0
	08	2007	13.3537	14.2409	0
	08	2006	11.4410	13.3537	0
	08	2005	10.0000	11.4410	0

Wanger USA	01	2013	13.7271	18.0578	1,764
	01	2012	11.6306	13.7271	1,883
	01	2011	12.2533	11.6306	1,933
	01	2010	10.1001	12.2533	1,894
	01	2009	7.2204	10.1001	2,206
	01	2008	12.1732	7.2204	2,319
	01	2007	11.7456	12.1732	2,800
	01	2006	11.0705	11.7456	2,649
	01	2005	10.0000	11.0705	699

	02	2013	13.5111	17.7374	270
	02	2012	11.4710	13.5111	270
	02	2011	12.1098	11.4710	270
	02	2010	10.0021	12.1098	0
	02	2009	7.1650	10.0021	0
	02	2008	12.1044	7.1650	0
	02	2007	11.7032	12.1044	0
	02	2006	11.0530	11.7032	0
	02	2005	10.0000	11.0530	0

	03	2013	13.4578	17.6585	0
	03	2012	11.4315	13.4578	0
	03	2011	12.0743	11.4315	0
	03	2010	9.9778	12.0743	0
	03	2009	7.1512	9.9778	0
	03	2008	12.0874	7.1512	0
	03	2007	11.6927	12.0874	0
	03	2006	11.0486	11.6927	0
	03	2005	10.0000	11.0486	0

	04	2013	13.2981	17.4222	2,543
	04	2012	11.3133	13.2981	2,666
	04	2011	11.9677	11.3133	2,759
	04	2010	9.9049	11.9677	2,801
	04	2009	7.1098	9.9049	3,002
	04	2008	12.0359	7.1098	3,249
	04	2007	11.6609	12.0359	2,428
	04	2006	11.0355	11.6609	0
	04	2005	10.0000	11.0355	0

	05	2013	13.2452	17.3441	0
	05	2012	11.2741	13.2452	0
	05	2011	11.9323	11.2741	0
	05	2010	9.8807	11.9323	0
	05	2009	7.0961	9.8807	0
	05	2008	12.0189	7.0961	0
	05	2007	11.6503	12.0189	0
	05	2006	11.0311	11.6503	0
	05	2005	10.0000	11.0311	0

	06	2013	13.0880	17.1120	0
	06	2012	11.1575	13.0880	0
	06	2011	11.8270	11.1575	0
	06	2010	9.8085	11.8270	0
	06	2009	7.0550	9.8085	0
	06	2008	11.9677	7.0550	0
	06	2007	11.6187	11.9677	0
	06	2006	11.0180	11.6187	0
	06	2005	10.0000	11.0180	0

	07	2013	13.0361	17.0354	0
	07	2012	11.1189	13.0361	0
	07	2011	11.7921	11.1189	0
	07	2010	9.7845	11.7921	0
	07	2009	7.0414	9.7845	0
	07	2008	11.9507	7.0414	0
	07	2007	11.6081	11.9507	0
	07	2006	11.0136	11.6081	0
	07	2005	10.0000	11.0136	0

	08	2013	12.8298	16.7316	0
	08	2012	10.9655	12.8298	0
	08	2011	11.6532	10.9655	0
	08	2010	9.6891	11.6532	0
	08	2009	6.9870	9.6891	0
	08	2008	11.8829	6.9870	0
	08	2007	11.5660	11.8829	0
	08	2006	10.9961	11.5660	0
	08	2005	10.0000	10.9961	0

Wells Fargo Advantage VT Total Return Bond Fund, Class 2	01	2013	10.9261	10.4844	542,547
	01	2012	10.4720	10.9261	303,426
	01	2011	10.0000	10.4720	100,226

	02	2013	10.8891	10.4276	79,307
	02	2012	10.4579	10.8891	48,320
	02	2011	10.0000	10.4579	13,529

	03	2013	10.8799	10.4135	2,846
	03	2012	10.4544	10.8799	1,962
	03	2011	10.0000	10.4544	0

	04	2013	10.8521	10.3710	75,129
	04	2012	10.4438	10.8521	37,970
	04	2011	10.0000	10.4438	36,305

	05	2013	10.8428	10.3568	0
	05	2012	10.4402	10.8428	0
	05	2011	10.0000	10.4402	0

	06	2013	10.8151	10.3145	0
	06	2012	10.4296	10.8151	2,693
	06	2011	10.0000	10.4296	2,844

	07	2013	10.8059	10.3005	0
	07	2012	10.4261	10.8059	0
	07	2011	10.0000	10.4261	0

	08	2013	10.7691	10.2443	0
	08	2012	10.4119	10.7691	0
	08	2011	10.0000	10.4119	0

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2014 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7216.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Flex
Sun Life of Canada (U.S.) Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

MAY 1, 2014

SUN LIFE FINANCIAL MASTERS® FLEX

VARIABLE AND FIXED ANNUITY
STATEMENT OF ADDITIONAL INFORMATION
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

TABLE OF CONTENTS

Sun Life Assurance Company of Canada (U.S.)	2
Advertising and Sales Literature	2
Tax Deferred Accumulation	3
Calculations	4
Example of Net Investment Factor Calculation	4
Example of Variable Accumulation Unit Value Calculation	4
Annuity Provisions	4
Determination of Annuity Payments	4
Annuity Unit Value	5
Example of Variable Annuity Unit Calculation	5
Example of Variable Annuity Payment Calculation	5
Distribution of the Contract	6
Custodian	6
Experts	6
Financial Statements	6

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial Masters® Flex (the “Contract”) issued by Sun Life Assurance Company of Canada (U.S.) (the “Company” or “Sun Life (U.S.)”) in connection with Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) which is not included in the corresponding Prospectus dated May 1, 2014.  This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7216.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Delaware Life Holdings, LLC (“Delaware Life”) is the corporate parent of Sun Life (U.S.). Delaware Life is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies:  Delaware Life, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59½, a 10% federal penalty tax.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.
•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b c	)	- d

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

(d)
is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

Assume the following facts about a particular Variable Account at the end of the current Valuation Period.

(a)	the net asset value of a fund equals $ 18.38
(b)	the per share amount of any dividend or capital gains distributions equal $0
(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32
(d)
the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) – (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672.  Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00321276 as shown in the calculation above.  The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00321276)	=	14.6113597

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period
B	equals the Net Investment Factor for the current Valuation Period
C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322953 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00322953) x 0.99991902	=	12.3845466

Example of Variable Annuity Payment Calculation

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;
•
at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and
•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3845467	=	$868.29

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”).  Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company.  Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid by the Variable Account to, but not retained by, Clarendon during 2011, 2012, and 2013, were approximately $29,279,164, $26,895,457, and $89,921,647, respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”) as of December 31, 2013 and for the year ended December 31, 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company’s quasi reorganization), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Their office is located at 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103.

The financial statements of Sun Life of Canada (U.S.) Variable Account F as of December 31, 2013 and for the year ended December 31, 2013, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”) as of December 31, 2012 and for each of the two years in the period ended December 31, 2012 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company adopting Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 in 2012 and another matter paragraph relating to significant balances and transactions with affiliates), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley Street, Boston, Massachusetts 02116.

The financial statements of Sun Life of Canada (U.S.) Variable Account F, as of December 31, 2012 and for the year ended December 31, 2012, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Independent Auditor’s Report

To the Board of Directors and Stockholders of
   Sun Life Assurance Company of Canada (U.S.)

We have audited the accompanying statutory financial statements of Sun Life Assurance Company of Canada (U.S.), which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2013 and the related statutory statements of operations,  of changes in capital stock and surplus, and of cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013, or the results of its operations or its cash flows for the year then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2013, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Emphasis of Matter

As described in Note 15, the Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization in the current year.  Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

April 29, 2014
Hartford CT

INDEPENDENT AUDITORS' REPORT
To the Board of Directors of
Sun Life Assurance Company of Canada (U.S.)
1 Sun Life Executive Park
Wellesley, Massachusetts 02481

We have audited the accompanying statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 of the statutory-basis financial statements, the statutory-basis financial statements are prepared by Sun Life Assurance Company of Canada (U.S) using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Delaware.

The effects on the statutory-basis financial statements of the variances between the regulatory basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

Opinion on Regulatory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware as described in Note 1 to the statutory-basis financial statements.

Emphasis-of-Matter

As discussed in Note 1 to the statutory-basis financial statements, in 2012, the Company adopted Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.

Other Matter

As discussed in Note 2 to the statutory-basis financial statements, the accompanying statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company’s admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 24, 2013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS of admitted assets, liabilities and capital stock and surplus
AS OF DECEMBER 31, 2013 and 2012 (in thousands except share and per share data)

ADMITTED ASSETS	2013	2012	LIABILITIES, CAPITAL STOCK AND SURPLUS	2013	2012
GENERAL ACCOUNT ASSETS:			GENERAL ACCOUNT LIABILITIES:
Debt securities	$ 4,759,852	$ 7,308,199	Aggregate reserve for life contracts	$ 6,682,361	$ 6,750,774
Preferred stocks	23,150	23,000	Liability for deposit-type contracts	184,482	1,128,331
Common stocks	401,403	414,206	Contract claims	32,048	19,805
Mortgage loans on real estate	748,309	814,612	Other amounts payable on reinsurance	3,754	789
Properties held for the production of income	60,239	100,798	Interest maintenance reserve	-	64,711
Properties held for sale	39,319	93,033	Commissions to agents due or accrued	8,413	7,949
Cash, cash equivalents and short-term investments	1,440,125	341,431	General expenses due or accrued	57,097	20,733
Contract loans	537,058	564,071	Transfers from Separate Accounts due or accrued	(825,956)	(861,565)
Derivatives	174,613	312,424	Taxes, licenses and fees due or accrued	1,997	11,545
Other invested assets	192,397	121,773	Unearned investment income	13	114
Receivable for securities	46,716	3,382	Amounts withheld or retained by the Company	1,198	722
Investment income due and accrued	71,544	100,290	Remittances and items not allocated	1,289	1,581
Amounts recoverable from reinsurers	30,901	34,077	Borrowed money and accrued interest thereon	-	100,002
Current federal and foreign income tax recoverable	19,238	36,749	Asset valuation reserve	68,961	47,141
Net deferred tax asset	184,237	161,198	Payable for securities	438,039	1,030
Receivables from parent, subsidiaries and affiliates	570	70,954	Reinsurance in unauthorized companies	16	14
Other assets	34,789	12,588	Funds held under reinsurance treaties with unauthorized reinsurers	252,457	285,222
			Funds held under coinsurance	-	1,374,125
			Derivatives	321,947	182,053
			Other liabilities	97,376	142,310
Total general account assets	8,764,460	10,512,785	Total general account liabilities	7,325,492	9,277,386
SEPARATE ACCOUNT ASSETS	30,514,738	31,948,727	SEPARATE ACCOUNT LIABLITIES	30,543,286	31,948,272
			Total liabilities	37,868,778	41,225,658

			CAPITAL STOCK AND SURPLUS:
			Common capital stock, $1,000 par value - 10,000 shares
			authorized; 6,437 shares issued and outstanding	6,437	6,437
			Surplus notes	565,000	565,000
			Gross paid in and contributed surplus	653,698	2,588,377
			Unassigned funds	185,285	(1,923,960)
			Total surplus	1,403,983	1,229,417
			Total capital stock and surplus	1,410,420	1,235,854

TOTAL ADMITTED ASSETS	$39,279,198	$42,461,512	TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$39,279,198	$42,461,512
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS of operations
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
INCOME:
Premiums and annuity considerations	$ 1,559,375	$ 415,915	$ 3,230,219
Considerations for supplementary contracts with life contingencies	23,283	18,123	11,474
Net investment (loss) income	(318,661)	613	605,357
Amortization of interest maintenance reserve	19,884	13,396	15,205
Commissions and expense allowances on reinsurance ceded	5,402	(557)	1,789
Reserve adjustments on reinsurance ceded	(141)	170	3,115
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	541,274	539,845	524,948
Other income	118,236	134,495	129,179
Total Income	1,948,652	1,122,000	4,521,286
BENEFITS AND EXPENSES:
Death benefits	119,471	35,535	29,376
Annuity benefits	714,186	756,487	765,760
Surrender benefits and withdrawals for life contracts	2,996,819	2,781,813	2,713,462
Interest and adjustments on contracts or deposit-type contract funds	(26,269)	(5,342)	2,747
Payments on supplementary contracts with life contingencies	14,146	11,929	12,561
(Decrease) increase in aggregate reserves for life and accident and health policies and contracts	(68,412)	(550,180)	380,852
Total Benefits	3,749,941	3,030,242	3,904,758
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	105,117	109,722	272,446
Commissions and expense allowances on reinsurance assumed	132	131	132
General insurance expenses	191,813	152,556	207,334
Insurance taxes, licenses and fees, excluding federal income taxes	5,658	10,032	16,522
Net transfers (from) to Separate Accounts, net of reinsurance	(2,657,842)	(2,215,192)	463,339
Other deductions	67,601	76,306	80,010
Total Benefits and Expenses	1,462,420	1,163,797	4,944,541

Net income (loss) from operations before federal income tax benefit and net realized capital gains (losses)	486,232	(41,797)	(423,255)
Federal income tax benefit, excluding tax on capital gains (losses)	(84,275)	(84,977)	(37,926)
Net income (loss) from operations after federal income taxes and before net realized capital gains (losses)	570,507	43,180	(385,329)
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	112,373	(443,936)	(131,722)
NET INCOME (LOSS)	$ 682,880	$ (400,756)	$ (517,051)
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS of changes in capital stock and surplus
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$ 1,235,854	$ 1,315,271	$ 1,879,856
Net income (loss)	682,880	(400,756)	(517,051)
Change in net unrealized capital (losses) gains, net of deferred income tax	(232,924)	158,563	230,011
Change in net unrealized foreign exchange capital (losses) gains	(4,954)	3,872	(5,354)
Change in net deferred income tax	(202,295)	(287,767)	169,379
Change in non-admitted assets	64,940	355,645	(40,194)
Change in liability for reinsurance in unauthorized companies	(2)	(7)	(8)
Change in asset valuation reserve	(21,820)	141,040	(106,042)
Changes in Separate Accounts surplus	(29,004)	54	(13)
Cumulative effect of changes in accounting principles (Note 1)	-	21,800	-
Decrease in surplus paid in	(82,794)	-	-
Dividends to stockholders	-	-	(300,000)
Stock option excess tax benefit	539	(184)	982
Increase in unassigned surplus - quasi reorganization	1,851,883	-	-
Decrease in gross paid in and contributed surplus - quasi reorganization	(1,851,883)	-	-
Surplus change from SSAP 10R	-	(71,677)	3,705
CAPITAL STOCK AND SURPLUS, END OF YEAR	$ 1,410,420	$ 1,235,854	$ 1,315,271
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTs OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011 (IN THOUSANDS)

	2013	2012	2011
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$ 1,582,658	$ 428,308	$ 3,261,075
Net investment income	408,807	492,927	508,625
Federal and foreign income taxes received	73,478	56,336	30,269
Miscellaneous income	671,892	707,003	671,323
Total receipts	2,736,835	1,684,574	4,471,292
Benefits and loss related payments	3,806,068	3,768,957	3,632,429
Net transfers (from) to Separate Accounts	(2,693,451)	(2,307,128)	528,821
Commissions, expenses paid and aggregate write-ins for deductions	388,367	277,329	497,711
Total payments	1,500,984	1,739,158	4,658,961
Net cash from operations	1,235,851	(54,584)	(187,669)
CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received	5,056,787	2,404,110	3,278,741
Cost of investments acquired	(2,719,801)	(2,642,421)	(1,865,311)
Net increase in contract loans and premium notes	27,009	18,509	6,378
Net cash from investments	2,363,995	(219,802)	1,419,808
CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus, less treasury stock	(82,796)	-	-
Borrowed funds	(100,002)	(18,003)	(99,998)
Net deposits on deposit-type contracts and other liabilities	(943,849)	(64,737)	(1,298,514)
Dividends to stockholders	-	-	(300,000)
Other cash provided (used)	(1,374,505)	(48,603)	6,567
Net cash from financing and miscellaneous sources	(2,501,152)	(131,343)	(1,691,945)
Net change in cash, cash equivalents, and short-term investments	1,098,694	(405,729)	(459,806)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	341,431	747,160	1,206,966
End of year	$ 1,440,125	$ 341,431	$ 747,160
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
	2013	2012	2011
Exchanges of debt securities	$ 82,024	$ 18,951	$ 49,042
Transfer of mortgages to other invested assets	11,816	41,120	23,400
Transfer of mortgages out of other invested assets	54,474	-	-
Transfer of real estate to other invested assets	11,637	-	-
Distribution of previously wholly-owned subsidiary to Former Parent	70,700	-	-
Quasi-reorganization	1,851,883	-	-
Premium related to SPWL recapture	1,331,908	-	-
Transfer of bonds to preferred stock	-	-	16,000
Transfer of other invested assets to real estate	-	-	28,921
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company.  Prior to August 2, 2013, the Company was a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Former Parent”) and an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”).  SLC – U.S. Ops Holdings is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to the Parent including all of the issued and outstanding shares of the Company (the “Sale Transaction”).  After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013.  In connection with the Sale Transaction and after receiving necessary regulatory approvals, certain transactions were executed prior to close.  (Refer to Note 2 for additional information.)

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York and Rhode Island.  The business of the Company and its subsidiaries includes a variety of wealth accumulation products, protection products and institutional investment contracts.  These products included individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, group life, group disability, dental and stop loss insurance and funding agreements.

In the normal course of business, the Company and its wholly-owned subsidiary, SLNY, reinsure portions of their individual life insurance, annuity, group life insurance, group disability income and stop loss exposure with both affiliated and unaffiliated companies using traditional indemnity reinsurance agreements.

During the first quarter of 2012, the Company and SLNY received all necessary insurance regulatory approvals to amend the fixed investment option period in their combination fixed and variable annuity contracts and other contracts to remove any negative market value adjustment (“MVA”) that can decrease the amount of the withdrawal proceeds.  (Refer to Note 12 for additional information concerning MVA contracts.)  The Company and SLNY filed amendments to the associated registration statements to include the contract amendments and to remove from registration any fixed investment options that remained unsold. The U.S. Securities and Exchange Commission (the “SEC”) declared the associated amended registration statements effective on March 22, 2012.  As a result of the foregoing, the fixed investment option period in the contracts is no longer considered a “security” under the Securities Act of 1933, and the Company subsequently filed Form 15 on March 23, 2012 to provide notice of suspension of its duty to file reports under Section 15(d) of the Securities Exchange Act of 1934.  No other changes were made to the contracts, and all other terms and conditions of the contracts remain unchanged.  The contract amendments described above did not have a material impact on the Company’s financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

On December 12, 2011, SLF announced the completion of a major strategic review of its businesses.  As a result of this strategic review, SLF announced that it would close its domestic U.S. variable annuity and individual life products to new sales effective December 30, 2011.  The Company, therefore, closed its variable annuity and individual life products to new sales effective December 30, 2011 and its corporate-owned life insurance was closed to new sales effective January 31, 2012, with certain limited exceptions.

The Company, through its subsidiary, SLNY, continued to offer group life, disability, dental and stop loss insurance.  Effective July 31, 2013, SLNY ceded 100% of its net group life, disability, dental and stop-loss insurance to an affiliate of SLF.

On September 27, 2013, following completion of the Sale Transaction, the Company’s Board of Directors authorized the Company to issue funding agreements, fixed annuities, variable annuities, single premium life insurance and private placement products on a fixed and variable basis and to utilize its existing Separate Accounts in connection therewith.  On November 4, 2013, the Company began writing new annuity business with the launch of a fixed annuity.

BASIS OF PRESENTATION

The accompanying statutory financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”).  The Department recognizes only statutory accounting principles prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Delaware Insurance Law.  The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted principles by the State of Delaware.  As of December 31, 2009 and until December 31, 2012, the Company had received a permitted practice from the Insurance Commissioner of the State of Delaware (the “Commissioner”) related to Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP No. 97”), specifically paragraph 8.b.i to record the unaudited statutory equity of the Company’s previously wholly-owned subsidiary, Independence Life and Annuity Company (“ILAC”), as an admitted asset.  ILAC was not required to prepare audited financial statements under regulations adopted in its respective states of domicile, Delaware and Rhode Island, for the years ended 2012 and 2011, respectively.  Effective December 10, 2012, after receiving regulatory approval, ILAC redomesticated from the State of Rhode Island to the State of Delaware. The Company would not have triggered a regulatory event if the permitted practice had not been used.  During the first quarter of 2013, the Company distributed all of the issued and outstanding shares of ILAC to the Former Parent.  (Refer to Note 2 for additional information concerning the Company’s change of control on August 2, 2013, effective August 1, 2013.)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
CONTINUED)

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware is shown below.  There is no difference in the Company’s net income (loss) between NAIC SSAP and practices prescribed and permitted by the State of Delaware.

(In Thousands)	State of Domicile	2013	2012	2011
SURPLUS
Company state basis	Delaware	$1,410,420	$1,235,854	$1,315,271
State Permitted Practice that increase
NAIC SAP: unaudited subsidiary	Delaware	-	64,186	61,818
NAIC SAP		$1,410,420	$1,171,668	$1,253,453

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”).  The more significant differences that affect the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated.  Investments in domestic life insurance subsidiaries, as defined by SSAP No. 97 are carried at their audited net statutory equity value.  The changes in value are recorded directly to surplus.  Non-public, non-insurance subsidiaries and controlled partnerships are carried at audited GAAP equity value.  Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 14.  An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP.  Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP.  Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP.  There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. The MVA contracts are classified within the General Account under GAAP, but are classified within the Separate Account under statutory accounting principles.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value.  Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income.  Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes; however, the Company does not currently believe that the cost of employing hedge accounting is cost justified.  As a result, derivatives are carried at market value on both a U.S. GAAP and NAIC basis.  Unrealized gains and losses on derivatives are recognized in income for U.S. GAAP purposes and flow through surplus on an NAIC basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities.  It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.  The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and contracts, deferred income taxes, provision for income taxes and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERRORS

The Company did not have any correction of errors during 2013 or 2012.  Adjustments were recorded during 2011 to correct the Company’s prior year contract loan balances which were overstated due to inaccurate interest rates on certain loan balances related to single premium whole life (“SPWL”) policies. The adjustments were as follows: a decrease to Contract loans of $107.2 million, an increase to Amounts recoverable from reinsurers of $3.0 million, an increase to Other liabilities of $2.3 million, and a decrease to Funds held under coinsurance of $106.5 million. These adjustments did not have an impact on the Company’s surplus or net income for the period the adjustment was made or prior periods due to the 100% funds-withheld reinsurance agreement with the Company’s former affiliate, Sun Life Assurance Company of Canada (“SLOC”), including its United States Branch (the “U.S. Branch”).

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities and mortgage loans.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-based financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are stated at amortized cost, which approximates fair value.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method.  Where the NAIC rating has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value.  Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively.  As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC rating methodology.  The ratings for these residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendors corresponding to each NAIC designation.  Comparisons were initially made to the model based on amortized cost.  Where the resulting rating was a NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC rating.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations.  The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts.  Note that certain types of ABS and MBS securities do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations.  Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable.  For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition.  If the collection of all contractual cash flows is not probable, an OTTI may be indicated.  The process of analyzing securities for an OTTI adjustment is further described in Note 3.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Preferred Stocks, Common Stocks and Other Equity Investments

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost.  Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value.  Common stocks are stated at fair value except investments in subsidiaries.  The latter are carried based on the underlying statutory equity of the subsidiary.  The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97 with the exception of the prior permitted practice granted by the Commissioner discussed previously.  The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”).  Audited financial statements are received on an annual basis.  OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are stated at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loan’s trade date, which is the date that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method.  Interest income is not

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus.  Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income.  However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Real Estate

Real estate includes properties held for investment and properties held for sale. Real estate held for investment is stated at depreciated cost using the straight-line method net of encumbrances.  Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and disposition costs.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance.  Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus.  The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management policy, the Company uses interest rate swaps, over the counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps and swaptions.  Swaps purchased are stated at fair value and changes in fair value are recorded through unrealized gains/losses within surplus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company utilized interest rate swaps to hedge interest rate risk arising from the variability of cash flows due to certain variable rate funding agreements.  These swaps were designated as cash flow hedges.  Interest rate swaps that qualify for hedge accounting treatment were recognized in a manner consistent with the hedged item, at amortized cost.  At the date of designation, the fair value of the associated interest rate swap which had previously been recorded as an unrealized loss to surplus is fixed with subsequent amortization into income through the related policy’s maturity date.  In the event a swap is not proven highly effective, it is stated at fair value and then changes in fair value are recorded through unrealized gains/losses within surplus. These swaps were used to hedge the Medium Term Note program which matured in October, 2013.

The Company utilizes OTC put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company's variable annuities.  These options are stated at fair value.  Changes in fair value for options purchased on January 1, 2003 and after are recorded in unrealized gains/losses within surplus.  The Company also purchases OTC and listed call options and exchange traded futures on the S&P 500 Index and other indices to economically hedge its obligation under certain fixed indexed annuity contracts.  The interest credited on these 1, 3, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index.

The Company uses currency swaps to hedge against the risk of fluctuations in foreign currency exchange rates.  Currency swaps are marked to market.  Changes in fair value are recorded as unrealized gains/losses within surplus.  Swaptions are utilized by the Company to hedge exposure to interest rate risk.  At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset.  At expiration, swaptions either cash settle for value, settle into an interest rate swap or expire worthless.  Swaptions are marked to market and changes in fair value are recorded in unrealized gains/losses within surplus.  Credit valuation adjustments (“CVAs”) are necessary to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses credit default swap (“CDS”) spreads as a key input in determining an implied level of expected loss over the total life of the derivative contract.  Where no observable CDS spreads are available, the counterparty’s or the Company’s credit spreads derived from bond yields are used instead.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly available information.  The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.  CVAs are not recorded for interest rate swaps used as cash flow hedges when proven highly effective.

POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amounts reported are based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”).  Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date.  Valuation allowances on DTAs are estimated based on the Company’s assessment of the realizability of such amounts.  Refer to Note 14 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life premiums are recognized as income over the premium paying period of the related policies.  Annuity considerations are recognized as revenue when received.  Expenses, such as commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized Separate Accounts applicable to various classes of contracts providing for variable benefits.  Contracts for which funds are invested in the variable Separate Accounts include individual and group life and annuity contracts.

The Company has also established non-unitized separate accounts for certain contracts that include a MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts.  The assets of the non-unitized Separate Accounts are not legally insulated and can be used to satisfy claims resulting from the general account.  (See Note 12 for additional information.)

Net investment income, capital gains and losses, and changes in mutual fund asset values on the variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable Separate Accounts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:
•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•
The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•
Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•
The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2013, the NAIC adopted SSAP No. 104 Share-Based Payments (“SSAP No. 104”).  SSAP No. 104 provides statutory accounting principles for transactions in which an entity exchanges its equity instruments with employees in share-based payment transactions and adopts, with modification, GAAP guidance for stock options and stock purchase plans within GAAP Accounting Standards Codification Topic 718.  The adoption of the statement did not have a significant impact on the financial statements of the Company.

Effective January 1, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”).  SSAP No. 103 replaces SSAP No. 91R of the same name and establishes new conditions for when a transferred financial asset is accounted for as a sale in addition to removing the concept of a qualifying special-purpose entity. The adoption of the standard did not have a significant impact on the financial statements of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Effective January 1, 2012, the NAIC adopted SSAP No. 101.  Under SSAP No. 101, DTAs are admitted based on a realization threshold limitation table.  The Company recorded the following changes in surplus as of January 1, 2012 a result of the adoption:

(In Thousands)
Reclassification of SSAP No. 10R write-in within surplus	$ 71,677
Change in non-admitted DTA as a result of adoption	(49,877)
Cumulative effect of change in accounting principle	$ 21,800

Prior to the adoption of SSAP No. 101, the Company accounted for income taxes under SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (“SSAP No. 10R”), which provided for a three-year reversal period and 15% of adjusted surplus.  The application of SSAP No. 10R resulted in an increase of $71.7 million in the Company’s surplus at December 31, 2011.

Effective January 1, 2012, the NAIC revised the disclosure requirements of SSAP No. 100, Fair Value Measurements, to clarify the disclosures of the fair value of financial instruments. The changes in the disclosures have been reflected in Note 13.

Effective December 31, 2011, the NAIC adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”).   SSAP No. 5R requires entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote.  Guarantees made to/or on behalf of a wholly-owned subsidiary, and inter-company and related party guarantees that are considered “unlimited”, are exempted from the initial liability recognition.  As such, the guidance did not have a significant impact upon adoption.  The additional disclosures required by SSAP No. 5R have been incorporated in Note 2.

Effective January 1, 2011, the NAIC adopted changes to SSAP No. 43R.  These changes included broadening the definition of loan-backed and structured securities (“LBSS”) and clarification of the requirement to bifurcate realized gains and losses between the AVR and the IMR.  Neither of the changes had a material impact on the Company's statutory net income or surplus.

Effective January 1, 2011, the NAIC adopted SSAP No. 35R, Guaranty Fund and Other Assessments (“SSAP No. 35R”).  SSAP No. 35R modifies the conditions required before recognizing liabilities for insurance-related assessments.  The liability is not recognized until the event obligating an entity to pay an imposed or probable assessment has occurred.  The adoption of SSAP No. 35R did not have a significant impact on the financial statements of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted

Effective January 1, 2014, the NAIC adopted SSAP No. 105, Working Capital Finance Investments (“SSAP No. 105”).  SSAP No. 105 amends SSAP No. 20, Nonadmitted Assets, to allow working capital finance investments as admitted assets to the extent they conform to the requirements of this statement. The Company currently does not have any working capital investments as of the effective date.

2.	RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates and former affiliates.  Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties.  Below is a summary of significant transactions with affiliates and former affiliates for the reporting period.

Investments in Subsidiaries

The Company directly or indirectly owned all of the outstanding shares or members interest of the following entities, which are recorded as investments in subsidiaries in the common stock balance of the Company’s statutory financial statements:

•	SLNY (owned as of December 31, 2013 and 2012)
•	ILAC (owned as of December 31, 2012 and distributed to Former Parent during 2013)
•	Clarendon Insurance Agency, Inc., (“Clarendon”) a registered broker-dealer (owned as of December 31, 2013 and 2012)
•	SLF Private Placement Investment Company I, LLC (carried at a zero equity value and owned as of December 31, 2013 and 2012)
•	DL Information Services Canada Inc., (“DL Canada”) (formed during 2013 and owned as of December 31, 2013)
•	DL Information Services Ireland Limited, (“DL Ireland”) (formed during 2013 and owned as of December 31, 2013)
•	SL Investment DELRE Holdings 2009-1, LLC, (the “LLC”) (owned as of December 31, 2013 and 2012)

In addition, SLNY Private Placement Investment Company I, LLC, which was owned by SLNY and carried at a zero equity value, was dissolved during the fourth quarter of 2012.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Summarized combined financial information of the Company’s subsidiaries, are as follows:

	Years Ended December 31,
(In Thousands)	2013	2012
Assets	$ 3,196,021	$ 3,733,791
Liabilities	2,794,618	3,239,634
Total net assets	$ 401,403	$ 494,157
Total revenues	$ 105,629	$ 272,476
Operating expenses	84,442	216,718
Income tax expense	295	16,379
Net gain	$ 20,892	$ 39,379

The net asset is recorded in common stocks and other invested assets on the balance sheet.  The net gain is recorded in surplus through the change in unrealized capital gain (loss) in the statement of changes in capital stock and surplus.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

Reinsurance Related Agreements

As more fully described in Note 9, the Company is party to reinsurance transactions with affiliates.

On July 31, 2013, the Company consented to a Novation Agreement between its former affiliate, the U.S. Branch, and an affiliate, Sun Life Reinsurance (Barbados) No. 3 Corp. ("Barbco 3").  Pursuant to the Novation Agreement, Barbco 3 was substituted as reinsurer under the June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies.  The U.S. Branch transferred $241 million of invested assets and accrued interest and $33 million of cash to Barbco 3 to support the assigned liabilities. The Novation Agreement and transfers were effective upon the close of the Sale Transaction.

In December 2012, the Board of Directors of the Company approved the recapture of 100 percent of the risks under certain SPWL policies that were reinsured to its former affiliate, SLOC, pursuant to a December 31, 2003 reinsurance agreement.  The transaction was effective for the first quarter of 2013, and the Company recorded a decrease to surplus of approximately $34.7 million.

The Company has a reinsurance agreement with Barbco 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld. (Refer to Note 9 for more detail.)

Capital Transactions

In December 2012, the Company’s Board of Directors approved the extraordinary distribution of all of the issued and outstanding shares of the Company’s previously wholly-owned subsidiary, ILAC, to the Former Parent.  The Company received regulatory approval and ILAC was distributed effective January 1, 2013.  The net impact to the Company's surplus was a decrease of $64.2 million.  The Company recorded the distribution as a return of gross paid in and contributed surplus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company did not receive any capital contributions from the Parent or Former Parent during the years ended December 31, 2013, 2012 and 2011.  No dividends were paid during the years ended December 31, 2013 and 2012.  During the year ended December 31, 2011, the Company paid an extraordinary cash dividend of $300.0 million to the Former Parent.

Other Invested Assets

The Company also owned the membership interest of the LLC. During 2013, mortgages with a value of $11.8 million were transferred to the Company’s subsidiary, the LLC, and $54.5 million was transferred from the LLC.  The LLC distributed capital of $19.4 million to the Company.

Mortgages transferred into the LLC in 2012 were valued at approximately $41.1 million, representing both book and market values.

Debt and Surplus Note Transactions

The details of borrowed money due affiliates and former affiliates at December 31, 2013 were as follows (amounts in thousands):

Issue Date	Payees	Type	Rate	Maturity	Principal/ Carrying Value	Interest Expense Year Ended December 31, 2013
09/19/2006	Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/06/2013	$ -	$ 496
	Total borrowed money				$ -	496

The details of borrowed money due affiliates and former affiliates at December 31, 2012 were as follows (amounts in thousands):

Issue Date	Payees	Type	Rate	Maturity		Interest Expense Year Ended December 31, 2012
07/22/2002	Sun Life Assurance Company of Canada, U.S. Branch	Promissory	5.710%	06/30/2012	$ -	$ 514
09/19/2006	Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/06/2013	100,000	836
	Total borrowed money				$100,000	$ 1,350

On June 26, 2013, Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd, an affiliate now known as Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company.  The interest on outstanding principal is based on LIBOR plus 0.60%.  The interest will accrue monthly and be payable on the last day of the fiscal quarter starting on September 30, 2013.  The note will mature on June 30, 2015.  No balance was outstanding at December 31, 2013.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

As of December 31, 2011, the Company had an $18.0 million outstanding promissory note that was originally issued to a former affiliate, Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”), for which the Company paid interest semi-annually.  On June 2, 2011, Sun Life (Hungry) LLC sold the $18.0 million note to SLOC, a former affiliate.  With the exception of the change in lenders, this transaction did not have any impact on the terms of the promissory note.  Effective June 2, 2011, the Company began paying the related interest to SLOC. On June 29, 2012, the Company paid the $18.0 million of outstanding principal, plus $0.5 million in accrued interest to SLOC due to the maturity of the note.  Related to this note, the Company incurred interest expense of $0.5 million and $1.0 million for the years ended December 31, 2012 and 2011, respectively.

Surplus notes previously issued by the Company to Sun Life Financial (U.S.) Finance, Inc. (“Sun Life Finance”), a former affiliate, were transferred as part of the Sale Transaction.

As of December 31, 2013 and 2012, the Company had $565.0 million of surplus notes outstanding.  During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes are taken into custody by the bank on behalf of the holders of the surplus notes (the “Noteholders”).  DBTCA collects all surplus note payments and distributes such funds to the Noteholders.  The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA.  As of December 31, 2013, the Noteholders are as follows:

•	DLICM, LLC
•	DLICT, LLC
•	DLPR, LLC
•	EquiTrust Life Insurance Company
•	Guggenheim Life and Annuity Company
•	Heritage Life Insurance Company
•	Midland National Life Insurance Company
•	North American Company for Life and Health Insurance
•	Paragon Life Insurance Company of Indiana
•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2013 were as follows (amounts in thousands):

						Interest
					Principal/	Paid
					Carrying	Year Ended
Issue Date	Type	Rate	Maturity	Face Amount	Value	December 31, 2013
12/15/1995	Surplus	6.150%	12/15/2027	$ 150,000	$ 150,000	$ 9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/06/2027	250,000	250,000	21,563
				$ 565,000	$ 565,000	$ 43,260

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The details of outstanding surplus notes due to a former affiliate, Sun Life Finance, at December 31, 2012 were as follows (amounts in thousands):

						Interest
					Principal/	Paid
					Carrying	Year Ended
Issue Date	Type	Rate	Maturity	Face Amount	Value	December 31, 2012
12/15/1995	Surplus	6.150%	12/15/2027	$ 150,000	$ 150,000	$ 9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	10,991
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	483
12/22/1997	Surplus	8.625%	11/06/2027	250,000	250,000	21,563
				$ 565,000	$ 565,000	$ 42,723

The surplus notes and accrued interest thereon, are subordinate to payments due to policyholders, claimant and beneficiary claims; as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth in 18 Del. C. s. 5918, and prior to any payment to a shareholder in respect of such shareholder’s ownership interest in the Company, the holder of the surplus note shall be entitled to receive payment in full of all amounts due to the note holder.  Any redemption shall be subject to the prior written consent of the Commissioner.

During 2012, the Company applied for and received approval from the Department for certain modifications to two surplus notes payable to Sun Life Finance. The modifications extended the maturity dates on both surplus notes from December 15, 2015 to December 15, 2032, changed the interest rates from 6.125% per annum and 7.25% per annum to 7.626% per annum and modified the prepayment language in both surplus notes.  These changes were effective October 1, 2012.  The Company expensed $43.3 million, $42.7 million and $42.6 million for interest on these surplus notes for years ended December 31, 2013, 2012 and 2011, respectively.  Total interest paid through December 31, 2013 is approximately $727.0 million.  There have been no principal payments since original issuance of the above notes.

Each accrual and payment of interest on surplus notes may be made only with the prior approval from the Commissioner and only to the extent the Company has sufficient surplus earnings to make such payment.  The Company received approval for all payments and the related accrual in the amount of $4.3 million, as of December 31, 2013.

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to a former affiliate, Sun Life Financial Global Funding III, L.L.C. (“LLC III”), which matured on October 6, 2013.  On April 7, 2008, the Company issued a third floating rate funding agreement totaling $5.8 million to LLC III, which matured on December 1, 2011.  The Company paid $5.9 million to LLC III, including $0.01 million in interest due to the maturity of the third funding agreement.  Total interest credited for these three funding agreements was $3.0 million, $7.3 million and $5.9 million for the years ended December 31, 2013, 2012 and 2011, respectively.  On September 19, 2006, the Company also issued a $100.0 million floating rate demand note payable to LLC III which was paid during October 2013.  For interest on this demand note, the Company expensed $0.5 million, $0.8 million and $0.7 million for years ended December 31, 2013, 2012 and 2011, respectively. The Company entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

As part of the Sale Transaction, the Company transferred bonds and cash with a value of $1,024 million to an escrow account, which was used to settle the Company's obligations related to (1) the two floating rate funding agreements totaling $900 million issued to a former affiliate, LLC III due in October, 2013, (2) an interest rate swap with LLC III that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations, and (3) a $100 million floating rate demand note issued to LLC III due in October 2013.  The Former Parent agreed to pay any shortage of funds in the escrow account to settle the funding agreements, the interest rate swap, and the demand note.  Excess funds in the escrow account after settlement of the funding agreements, interest rate swap, and the demand note totaling $12.1 million, were paid to the Former Parent.

The account values related to these funding agreements issued to LLC III were reported in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as a component of liability for deposit-type contracts.

On May 17, 2006, the Company issued a floating rate funding agreement of $900.0 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”), a former affiliate.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  On July 1, 2011 and July 19, 2011, the Company paid $901.3 million and $7.5 million to LLC II due to the maturity of these two funding agreements.  The payments included $1.3 million of accrued interest. Total interest credited for these two funding agreements was $2.6 million for the year ended December 31, 2011.

The Company also issued a $100.0 million floating rate demand note payable to LLC II on May 24, 2006.    On July 19, 2011, the Company paid $100.0 million to LLC II, including $0.01 million in interest due to the maturity of the floating rate demand note.  For interest on this demand note, the Company expensed $0.3 million for the year ended December 31, 2011.

The Company had entered into an interest rate swap agreement with LLC II with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreement to fixed rate obligations.  This interest swap agreement expired on July 6, 2011 due to the maturity of the underlying floating rate funding agreement with LLC II.

Administrative Service Agreements and Other

The Company is party to various related party agreements.  Certain agreements with former affiliates were amended or terminated upon the close of the Sale Transaction described in Note 1.

For periods prior to August 1, 2013

From January 1, 2011 to July 31, 2013, the Company participated in a pension plan and other retirement plans sponsored by a former affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). Expenses under these plans were allocated to participating companies pursuant to approved inter-company agreements. The allocated expenses to the Company from Sun Life Services were $3.0 million, $18.0 million and $21.9 million for the period ended July 31, 2013 and the years ended December 31, 2012 and 2011, respectively.

On December 31, 2009 the Company transferred assets to Sun Life Services, which resulted in a sale-leaseback transaction.  At the time of the transfer, the Company established a liability, which represented the cost of certain of the assets transferred, and had been amortizing the liability over the remaining useful life of the assets on a straight-line basis.  During December, 2012, the value of the assets transferred were written down to zero, and the remaining liability was amortized into income.  The write-off resulted in an increase to surplus of approximately $8.6 million, pre-tax, as the leased assets had been previously non-admitted.  The Company has no remaining future minimum lease payments related to these assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Pursuant to an administrative services agreement between the Company and Sun Life Services, a former affiliate, Sun Life Services agreed to provide human resource services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company, and the Company agreed to reimburse Sun Life Services for the cost of such services, plus an arms-length based profit margin to be agreed upon by the parties.  Total expenses under this agreement were $38.7 million, $75.1 million and $91.1 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, a former affiliate, under which the Company provided various administrative services to SLOC upon request.  Pursuant to this agreement, the Company recorded reimbursements of $48.7 million, $129.6 million and $99.3 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, which provides that SLOC would furnish, as requested, certain services and facilities to the Company on a cost-reimbursement basis.  Expenses under this agreement amounted to approximately $12.2 million, $7.5 million, and $12.6 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with Sun Life Information Services Canada, Inc. ("SLISC"), a former affiliate, under which SLISC provided administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $10.6 million, $18.4 million and $19.3 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had service agreements with Sun Life Information Services Ireland Limited ("SLISIL"), a former affiliate, under which SLISIL provided various insurance related and information systems services to the Company.  Expenses under these agreements amounted to approximately $14.1 million, $25.3 million and $22.6 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  These agreements terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLC - U.S. Ops Holdings, a former affiliate, under which the Company provided administrative and investor services with respect to certain open-end management investment companies for which a former affiliate, Massachusetts Financial Services Company (“MFS”), served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $11.4 million, $14.2 million and $12.7 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

During 2012 and 2011, the Company paid $10.2 million and $35.9 million, respectively, in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”), a former affiliate and broker dealer.

For period after August 1, 2013

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) and includes a retirement investment account feature that qualifies under Section 401(a) of the Internal Revenue Code (the “RIA”).  Income and expenses under the 401(k) Plan and the RIA are allocated to participating companies pursuant to approved intercompany agreements. The total expenses for the period August 1, 2013 to December 31, 2013 were $1.4 million, of which $0.1 million was allocated to its subsidiary, SLNY.

The Company has a management services agreement with its subsidiary, SLNY, whereby the Company furnishes certain investment, actuarial, and administrative services to SLNY on a cost-reimbursement basis.  The Company received reimbursements related to this agreement of $12.1 million, $30.0 million and $31.2 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company has an administrative services agreement with a former affiliate, Sun Capital Advisers LLC (“SCA”), an investment adviser, under which the Company provides administrative services with respect to certain open-end investment management companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's Separate Accounts established in connection with variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $4.1 million, $16.4 million and $16.6 million for the years ended December 31, 2013, 2012 and 2011.  The Company paid $8.5 million, $15.7 million and $17.9 million in investment management fees to SCA under a separate investment services agreement for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company previously leased office space to its former affiliate, SLOC, under lease agreements with terms originally expiring on December 31, 2014. This lease was revised on January 1, 2013 in conjunction with the sale of the property to a former affiliate, the U.S. Branch.  Rent received by the Company under the leases amounted to approximately $12.6 million and $12.1 million for the years 2012 and 2011, respectively.  Rental income is reported as a component of net investment income.  (Refer to Note 17 for amount of lease commitments.)

In connection with the change in control disclosed in Note 1, the Company’s controlling persons agreed the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof.  The following are agreements between the Company and entities that are deemed affiliates of the Company for the purpose of filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code.

1.
An investment management agreement between the Company and Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments.  Expenses under this agreement amounted to approximately $6.7 million for the year ended December 31, 2013.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2. RELATED PARTY TRANSACTIONS (CONTINUED)

2.
A services agreement between the Company and Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company.  There were no expenses related to this agreement for the year ended December 31, 2013.

3.
A services agreement between the Company and Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services and other advisory services to the Company.  Expenses under this agreement amounted to approximately $25.5 million for the year ended December 31, 2013.

4.
A services agreement between the Company and se2, llc ("se2"), under which se2 provides annuity and life insurance policy servicing and third party administrator services to the Company. Expenses under this agreement amounted to approximately $0.1 million for the year ended December 31, 2013.

The Company has an administrative services agreement dated January 1, 2002 with DLIAC, an affiliate, pursuant to which the Company performs various administrative services on behalf of DLIAC.

The Company has an administrative services agreement dated December 1, 2008 with its subsidiary, Clarendon, pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products.

The Company has an administrative and tax services agreement dated January 1, 2010 with Barbco 3, an affiliate, pursuant to which the Company provides administrative and tax services to Barbco 3 on a cost- reimbursement basis.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigns to the Company all of the Parent’s right, title and interest in and to, and the Company assumes the obligations of the Parent under, a transition services agreement dated as of August 2, 2013 between the Parent and SLC - U.S. Ops Holdings, Inc.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigns to the Company all of the Parent’s right, title and interest in and to, and the Company assumes the obligations of the Parent under, a purchaser transition services agreement dated as of August 2, 2013 between the Parent and SLC - U.S. Ops Holdings.

The Company has an administrative services agreement with its subsidiary, DL Ireland, pursuant to which DL Ireland provides administrative and support services to the Company and its U.S. affiliates.

The Company has an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provides administrative and support services to the Company and its U.S. affiliates.

The Company has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, a subsidiary, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance products issued by the Company.

The Company had $0.6 million and $71.0 million due from related parties at December 31, 2013 and 2012, respectively, and had $1.7 million and $18.5 million due to related parties, recorded as a component of Other liabilities, at December 31, 2013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

and 2012, respectively, under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

Other Sale Related Transactions

During 2013, the Company sold its home office real estate property and three other properties (collectively, the “Property”) to the U.S. Branch, a former affiliate, for a total sale price of $88.0 million.  The Property was recorded as Properties held for sale as of December 31, 2012.  The sale price was equal to the fair market value of the Property, including personal property, fixtures, and equipment installed in or attached to the Property.  The sale of the Property resulted in a gain of $32.3 million.

During the second quarter of 2013, two of the Company's real estate subsidiaries, 7101 France Avenue, LLC and 7101 France Avenue Manager, LLC, were dissolved.  The conduit loan secured by the real estate owned by 7101 France Avenue, LLC was paid and the assets relating to the property were conveyed to the Company.

In connection with the Sale Transaction these assets were subsequently sold to the U.S. Branch, a former affiliate, at fair market value totaling $16.5 million and resulted in a pre-tax gain of $4.9 million.  In addition, one of the Company’s real estate subsidiaries, Sun MetroNorth, LLC, was sold to the U.S. Branch at fair market value totaling $4.9 million, resulting in a loss of $1.5 million.

Four additional real estate properties were also sold to the U.S. Branch, a former affiliate, totaling $44.5 million, resulting in a gain of $6.8 million including one property from the Company’s Separate Accounts for fair value of $0.6 million and a loss of $0.3 million.

The Company sold several mortgage loans to a former affiliate, SLOC, including the U.S. Branch, totaling $28.0 million, resulting in a gain of $0.7 million.  This amount included $7.0 million in mortgage loans from the Company’s Separate Accounts.  The Company also purchased mortgage loans from the U.S. Branch and other former and existing affiliates totaling $34.6 million.

On July 30, 2013, the Company sold a portfolio of externally-managed RMBS and CMBS to a former affiliate, SLOC, at fair market value, totaling $821 million (including $283 million purchased by the U.S. Branch, a former affiliate).  Realized gains of approximately $108 million were recognized upon the sale of the securities.

The Company, as successor to Keyport Life Insurance Company (“Keyport”), which merged with and into the Company at close of business on December 31, 2003, unconditionally guaranteed the full and punctual payment when due of any obligations of its previously wholly-owned subsidiary, ILAC, arising out of or in connection with any insurance or annuity contract (“Contract”) issued by ILAC on or after June 25, 1998. No Contracts were issued by ILAC after June 25, 1998.  In conjunction with the Sale Transaction and the Company’s distribution of ILAC to the Former Parent, this guarantee was terminated in 2013.

The Company, as successor to Keyport, unconditionally guarantees the full and punctual payment when due of any obligations of Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any Contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, SLNY. The purpose of this guaranty was to enhance the financial strength of KBL.  The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts.  The cash surrender value of these policies at December 31, 2013 was approximately $324.5 million.  At December 31, 2013 and 2012, there was no liability accrued under this guaranty.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company guarantees on a subordinated basis all amounts payable by SLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by SLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by SLNY from a Guarantee Period to any holder. The guarantee is subject to no preconditions other than the failure by SLNY to pay when due any Guarantee Period interests. SLNY registered such Guarantee Period interests under the Securities Act of 1933 with the SEC.  Under the SEC’s rules, implementation of the guarantee permitted SLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guarantee was to achieve that result.  The Company’s guarantee in this regard guarantees the payment of amounts payable by SLNY from a Guarantee Period but does not guarantee any other obligations of SLNY under the MVA Contracts.

The obligations under the guarantee are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guarantee.  The liability of the Company under the guaranty is unlimited to any specific sum.  The guaranty will not exceed contractual obligations to the policyholders of the MVA Contracts.  The total account value of these policies was approximately $10.9 million.  At December 31, 2013 and 2012, there is no liability accrued under this guaranty.

The Company guaranteed the full and timely payment of the obligations of SLFD, as tenant under a commercial office lease dated April 13, 2007.  Prior to December 31, 2011, SLFD provided written notice to the landlord of its intention to terminate the lease effective January 14, 2013 and paid $3.5 million in surrender considerations.  The maximum potential amount of future payments (undiscounted) that the guarantor could have been required to make under the guarantee was $0.  This guarantee terminated with the termination of the office lease.

The Company recorded tax benefits (expenses) from stock options of approximately $0.5 million, $(0.2) million and $1.0 million for the years ended December 31, 2013, 2012 and 2011, respectively. Employees of the Company’s former affiliates were participants in a restricted share unit (“RSU”) plan with the Company’s former indirect parent, SLF.

Under the RSU plan, participants were granted units that were equivalent to one common share of SLF stock and had a fair value of a common share of SLF stock on the date of grant.  RSUs earned dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, was the fair value of an equal number of common shares of SLF stock.  The Company incurred expenses of $7.0 million, $7.8 million and $5.7 million relating to RSUs for the years ended December 31, 2013, 2012 and 2011, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3. DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

	December 31, 2013
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Debt Securities:
U.S. Governments	$623,251	$1,302	$(6,975)	$617,578
All Other Governments	27,412	1,047		28,459
U.S. States, Territories and Possessions (Direct and Guaranteed)	6,236	86	-	6,322
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	96,525	2,893	(4,026)	95,392
Industrial and Miscellaneous (Unaffiliated)	3,813,093	131,022	(55,717)	3,888,398
Hybrid Securities	193,335	9,162	(4,853)	197,644
Total debt securities	$4,759,852	$145,512	$(71,571)	$4,833,793
Preferred Stocks	$23,150	$104	$(1,558)	$21,696

	December 31, 2012
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Foreign Government	$3,211	$441	$-	$3,652
U.S. State, Municipals and Political Subdivisions	1,058	22	(14)	1,066
U.S. Treasury & Agency	1,099,088	2,974	(954)	1,101,108
Residential Mortgage Backed Securities	672,085	12,385	(25)	684,445
Commercial Mortgage Backed Securities	616,847	38,538	(7,109)	648,276
Corporate	4,504,111	350,525	(25,611)	4,829,025
Asset Backed Securities	411,799	53,507	(1,439)	463,867
Total	$7,308,199	$458,392	$(35,152)	$7,731,439

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below.  Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

(In Thousands)	December 31, 2013
	Statement	Estimated
	Value	Fair Value
Due in one year or less	$ 155,798	$ 156,722
Due after one year through five years	1,259,283	1,294,484
Due after five years through ten years	1,044,241	1,041,703
Due after ten years	1,068,620	1,102,440
Total before asset and mortgage-backed securities	3,527,942	3,595,349
Asset and mortgage-backed securities	1,231,910	1,238,444
Total	$ 4,759,852	$ 4,833,793

Proceeds from sales and maturities of investments in debt securities during 2013, 2012 and 2011, were $4.1 billion, $2.2 billion, and $3.0 billion, including non-cash transactions of $82.0 million, $19.0 million, and $49.0 million, respectively; gross gains were $264.3 million, $56.8 million and $98.5 million, respectively; and gross losses were $23.4 million, $31.0 million and $26.0 million, respectively.

Debt securities included above with a statement value of approximately $4.2 million for both years ended December 31, 2013 and 2012 were on deposit with governmental authorities as required by law.

Investment grade debt securities were 96.3% and 93.6% of the Company’s total debt securities as of December 31, 2013 and 2012, respectively.

The fair values of publicly traded debt securities are determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third- party pricing services with the remaining unpriced securities priced using one of the other two methods.  For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes.  A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices.  Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

Other-than-temporary-impairment

The Company recognizes and measures OTTI for ABS and MBS in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a structured security is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI.  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows discounted at the effective interest rate implicit in the security.

If the Company intends to sell the structured security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred.  The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the structured security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks such as unemployment rates and housing prices and loan specific information such as delinquency rates and loan-to-value ratios.

OTTI was recognized during 2013 on LBSS that the Company had intent to sell in conjunction with the Sale Transaction, as defined in Note 1.  Refer to details in Note 19.  The OTTI balances under SSAP No. 43R where the present value of expected cash flows are less than amortized cost as of December 31, 2013 are also detailed in Note 19.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI.  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred.  If the Company does not intend to sell the debt security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.  In determining whether a security is OTTI, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s Statements of Operations for unrealized loss on securities related to these issuers.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s Statements of Operations for unrealized loss on securities related to these issuers.

“Impaired List”- Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows.  For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is other than temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value.  As of December 31, 2013 and 2012, the Company incurred write-downs of debt securities totaling $38.6 million and $367.6 million, respectively, including those subject to SSAP No. 43R and those which the Company had the intent to sell in connection with the Sale Transaction defined in Note 1.  Of these amounts, no OTTI was related to sub-prime as of December 31, 2013, as compared to $68.4 million as of December 31, 2012.  For the year ended December 31, 2011, the Company incurred write-downs of debt securities totaling $111.4 million, of which $10.1 million was related to sub-prime.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3. DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2013 are as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	6	$ 147,222	$ (6,975)	-	$ -	$ -	6	$ 147,222	$ (6,975)

U.S. States, Territories and	1	139	-	-	-	-	1	139	-
Possessions (Direct and Guaranteed)

	35	59,777	(4,025)	1	81	(1)	36	59,858	(4,026)
U.S. Special Revenue and Special Assessment
Obligations and all Non-Guaranteed Obligations
of Agencies and Authorities of Governments and
Their Political Subdivisions

Industrial and Miscellaneous (Unaffiliated)	174	1,226,159	(55,717)	4	8	-	178	1,226,167	(55,717)

Hybrid Securities	6	44,479	(3,589)	1	5,670	(1,264)	7	50,149	(4,853)
Total debt securities	222	$1,477,776	$ (70,306)	6	$ 5,759	$ (1,265)	228	$1,483,535	$ (71,571)

Preferred Stocks	2	$ 20,441	$ (1,558)	-	$ -	$ -	2	$ 20,441	$ (1,558)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2012 are as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Asset Backed Securities	3	$ 2,951	$ (36)	3	$ 6 ,247	$ (1,403)	6	$ 9,198	$ (1,439)

Commercial Mortgage Backed Securities	2	6,852	(63)	6	9,043	(7,046)	8	15,895	(7,109)

Corporate	52	220,145	(9,731)	18	116,941	(15,880)	70	337,086	(25,611)

Residential Mortgage Backed Securities	1	84	(1)	7	6,229	(24)	8	6,313	(25)

U.S. State, Municipals and Political Subdivisions	1	234	(14)	-	-	-	1	234	(14)
U.S. Treasury and Agency	3	208,831	(954)	-	-	-	3	208,831	(954)
Total	62	$ 439,097	$ (10,799)	34	$ 138,460	$ (24,353)	96	$ 577,557	$ (35,152)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with book adjusted carrying value of $1.5 million as of December 31, 2013.  This represented approximately two-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):
Book/Adjusted
Carrying Value
(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$ 1,135	$ 1,135	$ 1,132
Collateralized debt obligations	404	404	400
	$ 1,539	$ 1,539	$ 1,532

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

As summarized in the table below, the Company had indirect exposure to residential sub-prime and Alt-A loans with book adjusted carrying values of $122.9 million and $81.9 million, respectively, as of December 31, 2012.  This represented approximately 2.0% of the Company’s total invested assets. Alt-A loans are generally residential loans made to borrowers with credit profiles that are stronger than sub-prime but weaker than prime. Of these investments 96.2 % were issued before 2007 and 65.0% have a NAIC 1 rating (in thousands).

Type	Actual Cost	Book Adjusted Carrying Value (excluding interest)	Fair Value
Sub-prime: Residential asset backed securities	$ 122,907	$ 122,873	$ 123,665
Alt-A loans: Residential asset backed securities	81,893	81,918	81,974
	$ 204,800	$ 204,791	$ 205,639

There were no credit impairments recorded in 2013 on LBSS held as of December 31, 2013 pursuant to SSAP No. 43R.

4.	MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

The following table shows the geographical distribution of the statement value of the mortgage loans portfolio for the years ended December 31:

(In Thousands)	2013	2012
Alabama	$ 9,228	$ 10,539
Alaska	5,111	5,286
Arizona	14,286	15,908
California	52,347	54,122
Colorado	22,198	11,412
District of Columbia	12,043	12,404
Florida	84,375	58,522
Georgia	20,220	22,376
Idaho	1,748	1,798
Illinois	35,545	35,002
Indiana	1,622	1,878
Iowa	-	64
Kansas	1,627	1,707
Kentucky	18,122	19,479
Louisiana	9,734	11,765
Maine	-	633
Maryland	13,562	12,476
Massachusetts	5,011	11,239
Michigan	8,363	8,610
Minnesota	17,138	12,529
Missouri	34,663	36,711
Mississippi	3,100	3,193
Montana	1,495	1,588
Nebraska	2,241	2,386
Nevada	-	7,779
New Jersey	7,232	16,040
New Mexico	5,274	8,045
New York	97,390	114,727
North Carolina	21,028	22,914
North Dakota	249	566
Ohio	40,080	42,028
Oklahoma	483	1,215
Oregon	14,265	17,966
Pennsylvania	34,515	39,167
Rhode Island	552	729
South Carolina	23,771	25,064
Tennessee	10,651	14,905
Texas	84,865	105,580
Utah	23,984	25,682
Virginia	3,371	3,721
Washington	11,925	20,793
West Virginia	3,663	3,867
Wisconsin	2,784	3,043
General allowance for loan loss	(11,552)	(10,846)
Total Mortgage Loans on Real Estate	$ 748,309	$ 814,612

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2013 and 2012.

The Company originated one mortgage loan with a total cost of $15.9 million during the year ended December 31, 2013 with a rate of 4.54% and originated ten commercial mortgage loans with a total cost of $14.1 million during the year ended December 31, 2012 with rates ranging from 3.9% to 7.5%.  During the years ended December 31, 2013 and 2012, the Company did not reduce interest rates on any outstanding mortgage loans.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties’ value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  The specific allowance for loan loss was $4.2 million and $4.9 million at December 31, 2013 and 2012, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $11.5 million and $10.8 million at December 31, 2013 and 2012, respectively.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2013, the Company individually and collectively evaluated loans with a gross carrying value of $764.0 million and $747.8 million, respectively.  At December 31, 2012, the Company individually and collectively evaluated loans with a gross carrying value of $830.3 million and $813.3 million, respectively.

As of December 31, 2013 the Company held 14 restructured loans with a gross book value of $34.9 million.  Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment.  There were no loans past due greater than 90 days at December 31, 2013 and 2012.

The Company accrues interest income on impaired loans to the extent it is deemed collectible.  Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole.  Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
Current Year
Recorded Investment (All)
Current	$ -	$ -	$ -	$ -	$755,805	$ -	$755,805
30 - 59 Days Past Due	-	-	-	-	8,231	-	8,231
60 - 89 Days Past Due	-	-	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-	-	-

Accruing Interest 90-179 Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Accruing Interest 180+ Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Interest Reduced
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Number of Loans	-	-	-	-	-	-	-
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

Prior Year
Recorded Investment
Current	$ -	$ -	$ -	$ -	$830,313	$ -	$830,313
30 - 59 Days Past Due	-	-	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-	-	-

Accruing Interest 90-179 Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Accruing Interest 180+ Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Interest Reduced
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Number of Loans	-	-	-	-	-	-	-
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

Investment in Impaired Loans With or Without Allowance for Credit Losses:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
Current Year
With Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ 20,454	$ -	$ 20,454
No Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ 34,918	$ -	$ 34,918

Prior Year
With Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ 17,016	$ -	$ 17,016
No Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Investment in Impaired Loans - Average Recorded Investment, Interest Income Recognized, Recorded Investment on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
Current Year
Average Recorded Investment	$ -	$ -	$ -	$ -	$ 2,517	$ -	$ 2,517
Interest Income Recognized	-	-	-	-	204	-	204
Recorded Investments on
Nonaccrual Status	-	-	-	-	20,454	-	20,454
Amount of Interest Income
Recognized Using a Cash-
Basis Method of Accounting	-	-	-	-	-	-	-

Prior Year
Average Recorded Investment	$ -	$ -	$ -	$ -	$ 1,702	$ -	$ 1,702
Interest Income Recognized	-	-	-	-	-	-	-
Recorded Investments on
Nonaccrual Status	-	-	-	-	17,016	-	17,016
Amount of Interest Income
Recognized Using a Cash-
Basis Method of Accounting	-	-	-	-	-	-	-

Allowance for Credit Losses:

	2013	2012	2011
(In Thousands)
Balance at beginning of period	$ 15,701	$ 34,498	$ 30,145
Additions charged to operations	1,851	5,872	15,479
Direct write-downs charged against the allowances	(96)	(15,715)	(4,037)
Recoveries of amounts previously charged off	(1,729)	(8,954)	(7,089)
Balance at end of period	$ 15,727	$ 15,701	$ 34,498

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, disaggregated by credit quality indicator as of December 31, 2013 and 2012:

(In Thousands)

Internal Risk Rating	2013	2012
AAA	$ -	$ -
AA	26,964	25,920
A	25,763	10,478
BBB	131,846	199,344
BB and Lower	524,091	577,555
Impaired	55,372	17,016
Total	$ 764,036	$ 830,313

Total allowance for loan loss	(15,727)	(15,701)
Mortgage Loans on Real Estate	$ 748,309	$ 814,612

The following table provides an aging of past due commercial mortgage loans as of December 31, 2013 and 2012, based on the recorded investment net of allowances for credit losses.

(In Thousands)

	2013	2012
Current	$ 755,805	$ 830,313

30-59 Days Past Due	8,231	-
60-89 Days Past Due	-	-
Greater Than 90 Days - Accruing	-	-
Greater Than 90 Days - Not Accruing	-	-
Total Past Due	$ 8,231	$ -

Total allowance for loan loss	(15,727)	(15,701)
Total Mortgage Loans on Real Estate	$ 748,309	$ 814,612

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

5.	REAL ESTATE

The Company held four real estate properties for sale at the end of the statement period.  One of the properties was originally acquired by foreclosure from the Company’s mortgage portfolio and the remaining three were acquired through purchase. The properties are expected to be sold within the next statement period.

The Company sold five properties during 2013 that resulted in net realized gains of $44.3 million.  This amount is shown in the Company's Statement of Operations as part of net realized capital gains and losses.  All five properties were disposed of to a former related party in conjunction with the Sale Transaction defined in Note 1.

The Company sold five properties during 2012 including four properties previously impaired that resulted in total net realized gains of $3.4 million as compared to one property sold during 2011 for a net loss of $0.1 million.  These amounts are shown in the Company's Statement of Operations as part of net realized capital gains and losses.

The Company recognized four impairment losses on real estate as of December 31, 2012, as compared to no impairment losses recorded for 2013 or 2011.  All four properties were real estate moved to held for sale during 2012 and were impaired for $1.5 million based on estimated fair value less costs to sell.  The properties were sold during the year for a total realized gain of $0.7 million.  The impairments are shown in the Company's Statement of Operations as part of net realized capital gains and losses.

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold.  Realized gains and losses from the remaining investments are reported, net of tax, on the Statement of Operations, but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

6.	INVESTMENT GAINS AND LOSSES (CONTINUED)

	Years Ended December 31,
	2013	2012	2011
(In Thousands)
Realized gains (losses):
Debt securities	$ 202,265	$ (341,475)	$ (38,604)
Preferred stocks	-	71	(111)
Common stocks	761	917	67
Common stocks of affiliates	50,283	-	(9)
Mortgage loans	246	(25,080)	(7,140)
Real estate	44,289	1,924	(77)
Cash, cash equivalents and short-terms	108	(1)	15
Other invested assets	(1,965)	476	(223)
Derivative instruments	(185,784)	(38,009)	(48,513)
Subtotal	110,203	(401,177)	(94,595)
Capital gains tax expense (benefit)	28,847	(2,216)	(1,288)
Net realized gains (losses)	81,356	(398,961)	(93,307)
(Gains) losses transferred to IMR (net of taxes)	31,017	(44,975)	(38,415)
Total	$ 112,373	$ (443,936)	$ (131,722)

	Years Ended December 31,
	2013	2012	2011
(In Thousands)
Changes in net unrealized capital (losses)
gains, net of deferred income tax:
Debt securities	$ (2,692)	$ 162,954	$ 19,089
Common stocks	-	(25)	(166)
Common stocks of affiliates	7,614	46,080	12,375
Mortgage loans	(17)	12,218	(2,829)
Derivative instruments	(237,782)	(61,068)	205,495
Other invested assets	(47)	(1,596)	(3,953)
Total	$ (232,924)	$ 158,563	$ 230,011

Deferred tax netted in unrealized capital (losses) gains above, except for common stock of affiliates and other affiliated invested assets, was ($129.5) million, $60.6 million and $117.2 million at December 31, 2013, 2012 and 2011, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2013	2012	2011

Debt securities (unaffiliated)	$ 260,539	$ 357,153	$ 420,578
Preferred stocks	1,342	1,336	1,139
Common stocks	13	-	-
Mortgage loans	48,116	56,621	63,059
Real estate	19,232	28,693	25,810
Contract loans	23,299	24,446	31,580
Cash, cash equivalents and short-terms	14,023	510	819
Derivative instruments	(616,216)	(394,532)	131,554
Other invested assets	9,854	5,660	8,818
Other investment income	3,141	554	3,446
Gross investment (loss) income	(236,657)	80,441	686,803

Interest expense on surplus notes	43,260	42,752	42,583
Investment expenses and other interest expense
on borrowed money	38,744	37,076	38,863
Net investment (loss) income	$ (318,661)	$ 613	$ 605,357

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain.  The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2013, 2012 and 2011 was $4.0 thousand, $0.2 million, and $0.1 million, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only.  Interest rate swaps are mainly employed for duration matching purposes.  Combination swaps, comprised of currency and equity returns in combination with interest rate swaps, were used to hedge the Company’s European Medium Term Note program, which matured in 2011.  Beginning in the second quarter of 2005 and continuing into 2006, the Company marketed guaranteed investment contracts to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program.  The interest rate swaps allowed the Company to lock U.S. dollar fixed rate payments for the life of the contracts.  The Company designated existing interest rate swaps as a cash flow hedge of variable cash payments to be made under the respective funding agreements.  To qualify for hedge accounting treatment, the swap had to be highly effective in mitigating the designated risk of the hedged item.  Effectiveness of the hedge was formally assessed and documented at the inception of each hedging relationship and quarterly throughout the life of the hedging relationship.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

8.	DERIVATIVES (CONTINUED)

Options are used to hedge equity exposure embedded in contracts issued by the Company and to hedge equity exposure embedded in fixed and variable annuity products.  Futures are used to hedge equity exposure included in the equity indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange rates.

Interest rate swaps as well as options, swaptions, and currency swaps are reported at fair value with the unrealized gain or loss reported as an adjustment to surplus.  All futures are marked to market and settled on a daily basis with the gain or loss reported as a component of investment income.  CVAs are necessary to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses CDS spreads as a key input in determining an implied level of expected loss over the total life of the derivative contact. Where no observable CDS spreads are available, the counterparty or Company credit spreads derived from bond yields are used instead.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly-available information. The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

CVAs are not recorded for interest rate swaps used as cash flow hedges when proven highly effective.  The Company accounts for its interest rate swaps used as cash flow hedges in accordance with the guidance in SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions, (“SSAP No. 86”).  In accordance with SSAP No. 86, derivatives that qualify for hedge accounting are recognized in a manner consistent with the hedged item.  The interest rate swaps employed by the Company were designated as cash flow hedges of specific funding agreements; and accordingly, if proven highly effective, the swap will be reported at amortized cost, consistent with the hedged funding agreement.  At initial designation, the fair values of the swaps were recorded into surplus with subsequent amortization into income through the maturity date of the funding agreements.  In the event that a swap is not proven highly effective, it will be recorded at fair value with unrealized gains/losses recorded to surplus. At December 31, 2012, all hedges were highly effective.

Market risk is the risk of loss due to market price changes of the derivative instrument or underlying security or index.  To mitigate this risk the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction.  The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features.  Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

8.	DERIVATIVES (CONTINUED)

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level.  These triggers apply to both the Company and its counterparty.

At December 31, 2013 and 2012, the Company pledged $371.3 million and $185.2 million, respectively, in U.S. Treasury securities as collateral to counterparties.  At December 31, 2013 and 2012, counterparties pledged to the Company $86.8 million and $175.2 million, respectively, in collateral comprised of cash and U.S. Treasury securities.

Derivatives are carried in accordance with SSAP No. 86.  The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at
	December 31, 2013
	(per SSAP No. 86)

(In Thousands)	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)

Non-hedging interest rate swaps	$ 3,658,000	$ (270,235)	$ -	$ (270,235)
Currency swaps	67,500	(8,553)	-	(8,553)
Payor swaptions	3,040,000	14,432	11,911	2,521
Receiver swaptions	75,000	412	2,126	(1,714)
Equity index options	2,361,498	122,790	94,785	28,005
Total	$ 9,201,998	$ (141,154)	$ 108,822	$ (249,976)

	Outstanding at
	December 31, 2012
	(per SSAP No. 86)

(In Thousands)	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)

Non-hedging interest rate swaps	$ 5,618,430	$ 148,367	$ -	$ 148,367
Hedging interest rate swaps	900,000	(33,863)	(7,065)	(26,798)
Currency swaps	67,500	(9,149)	-	(9,149)
Payor swaptions	3,115,000	12,994	14,037	(1,043)
Equity index options	861,101	35,432	57,766	(22,334)
Total	$ 10,562,031	$ 153,781	$ 64,738	$ 89,043

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

8.	DERIVATIVES (CONTINUED)

At December 31, 2013 and 2012, open futures contracts had a notional value of $3,803.8 million and $5,223.7 million and a fair value of $(6.2) million and $(50.2) million, respectively.  These amounts do not include the component of variation margin that has already been cash settled.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability arising from this contingency is unlikely.

On July 31, 2013, the Company consented to a Novation Agreement between the U.S. Branch, a former affiliate, and Barbco 3.  Pursuant to the Novation Agreement, Barbco 3 was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies.  Refer to Note 2 for further details.

The Company manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWLs in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.3 billion and $1.4 billion as of December 31, 2013 and 2012, respectively.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, a former affiliate company.  As discussed in Note 2, in connection with the Sale Transaction, the Company recaptured 100% of the risks reinsured pursuant to this agreement.  The recapture occurred during the first quarter of 2013.

The Company  has a reinsurance agreement with Barbco 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld.  This agreement also provided for the ceding of new business written after the effective date.

Effective January 1, 2010, the Company and Barbco 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies.  These amounts are reinsured on either a monthly renewable, yearly renewable term, or modified coinsurance basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

9.	REINSURANCE (CONTINUED)

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain variable annuity contracts.  These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2013	2012	2011

Premiums and annuity considerations:
Direct	$ 238,879	$ 453,109	$ 3,349,441
Recaptured amount from former affiliate - SPWL	1,331,908	-	-
Ceded - Affiliated (former affiliate effective August 2, 2013)	(18,449)	-	-
Ceded - Affiliated	20,104	(24,101)	(98,654)
Ceded - Non-Affiliated	(13,067)	(13,093)	(20,568)
Net premiums and annuity considerations	$ 1,559,375	$ 415,915	$ 3,230,219

Insurance and other individual policy benefits and claims:
Direct	$ 938,717	$ 968,595	$ 957,552
Assumed - Non-Affiliated	9,254	5,503	6,679
Recaptured amount from former affiliate - SPWL	(27,904)	-	-
Ceded - Affiliated (former affiliate effective August 2, 2013)	(19,825)	-	-
Ceded - Affiliated	(22,462)	(145,408)	(147,092)
Ceded - Non-Affiliated	(29,977)	(24,739)	(9,442)
Net policy benefits and claims	$ 847,803	$ 803,951	$ 807,697

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company.  Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium.  Extra premiums on single premium policies are amortized over ten years.  Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages.  Policies issued subject to a lien are valued as if the full amount were payable without any deduction.  For interest sensitive policies, substandard mortality is reflected in the cost of insurance charges.

As of December 31, 2013 and 2012, the Company had $16.0 million and $18.7 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware.  Reserves (direct and assumed) to cover the above insurance as of December 31, 2013 and 2012 totaled $2.6 million and $3.2 million, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business for which the Tabular Interest is determined from basic policy data for reserving.  The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving.  The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts for which Tabular Interest on funds is determined by formula as described in the instructions.  Other than normal updates of reserves, the only significant reserve changes as of December 31, 2013 and 2012 were the changes in additional reserves held due to asset adequacy analysis testing.  Direct asset adequacy reserves were $236.4 million at December 31, 2013 and 2012, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2013	% of Total

Subject to discretionary withdrawal:
With fair value adjustment	$ -	$1,223,241	$ -	$1,223,241	5%
At book value less current surrender charge of 5% or more	1,746,504	-	-	1,746,504	7%
At fair value	-	-	18,451,703	18,451,703	76%
Total with adjustment or at fair value	$1,746,504	$1,223,241	$18,451,703	$21,421,448	88%
At book value without adjustment
(minimal or no charge or adjustment)	$ 2,127,038	$ -	$ -	$ 2,127,038	9%
Not subject to discretionary withdrawal	827,001	-	27,588	854,589	3%
Total (Gross: Direct +Assumed)	4,700,543	1,223,241	18,479,291	24,403,075	100%
Reinsurance ceded	30,022	-	-	30,022
Total (net)	$4,670,521	$1,223,241	$18,479,291	$24,373,053

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2012	% of Total

Subject to discretionary withdrawal:
With fair value adjustment	$ -	$ 1,644,686	$ -	$ 1,644,686	6%
At book value less current surrender charge of 5% or more	2,204,320	-	-	2,204,320	9%
At fair value	-	-	18,324,602	18,324,602	70%
Total with adjustment or at fair value	$2,204,320	$ 1,644,686	$18,324,602	$ 22,173,608	85%
At book value without adjustment
(minimal or no charge or adjustment)	$2,099,491	$ -	$ -	$2,099,491	8%
Not subject to discretionary withdrawal	1,786,178	-	27,031	1,813,209	7%
Total (Gross: Direct +Assumed)	6,089,989	1,644,686	18,351,633	26,086,308	100%
Reinsurance ceded	32,494	-	-	32,494
Total (net)	$6,057,495	$ 1,644,686	$18,351,633	$ 26,053,814

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12.	SEPARATE ACCOUNTS

The Company has established unitized Separate Accounts applicable to various classes of contracts providing for variable benefits.  Contracts for which funds are invested in unitized variable Separate Accounts include individual and group life and annuity contracts.  The assets (securities) in these unitized accounts are carried at fair value and the investment risk associated with such assets is retained by the contractholder.  These variable products provide minimum death benefits, and in certain annuity contracts, minimum accumulation or withdrawal benefits.  The minimum guaranteed benefit reserves associated with the unitized Separate Accounts are reported in Aggregate reserves for life contracts in the Company’s Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus.

The Company has also established non-unitized Separate Accounts for certain contracts that include a MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts.  The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA Contracts, the assets in the fixed deferred annuity account are carried on a general account basis.

The Company earns separate account fees for providing administrative services and bearing the mortality risks related to variable contracts.  Net investment income, capital gains and losses, and changes in mutual fund asset values on variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Statements of Operations of the general account.

For the current reporting year, the Company reported assets and liabilities from the following products into a Separate Account:

•	Sun Life (U.S.) Variable Life
•	Sun Life (U.S.) Variable Annuity
•	Sun Life (U.S.) Market Value Adjusted Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s general account whereas the non-unitized Separate Account assets are not legally insulated.  The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  In accordance with the domiciliary state procedures for approving items within the Separate Account, the Separate Account classification of legally insulated, vs. not legally insulated, is supported by section 2932 of the Delaware Insurance Code.

The Company maintained separate account assets totaling $30,514.7 million and $31,948.7 million as of December 31, 2013 and 2012, respectively.  As of December 31, 2013 and 2012, the Company’s separate account assets included legally insulated assets of $28,916.1 million and $30,012.1 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12.	SEPARATE ACCOUNTS (CONTINUED)

The assets legally insulated and non-legally insulated from the general account as of December 31, 2013 are attributed to the following products/transactions:

Product / Transactions	Legally Insulated	Non- Legally
	Assets	Insulated Assets

(In millions)
Sun Life (U.S.) Variable Life	$ 9,987.9	$ -
Sun Life (U.S.) Variable Annuity	18,928.2	-
Sun Life (U.S.) Market Value Adjusted Annuity	-	1,598.6
Total	$ 28,916.1	$ 1,598.6

Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges.  The resulting surplus is recorded in the general account Statement of Operations as a component of Net Transfers (from) to Separate Accounts.  The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards, and MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder.  In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The Company had $25,902.5 million and $25,687.6 million of non-guaranteed Separate Account reserves and $1,223.2 million and $1,644.7 million of guaranteed Separate Account reserves as of December 31, 2013 and 2012, respectively.

As of December 31, 2013 and 2012, the general account of the Company had a maximum guarantee for Separate Account liabilities of $20,132.6 million and $22,695.0 million, respectively.

To compensate the general account for the risk taken, the Separate Account paid risk charges of $238.7 million, $191.1 million and $182.3 million during the years ended December 31, 2013, 2012 and 2011, respectively.

For the years ended December 31, 2013, 2012 and 2011, the Company’s general account paid $115.6 million, $110.1 million and $88.4 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within the Separate Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12.	SEPARATE ACCOUNTS (CONTINUED)

An analysis of the separate account reserves as of December 31, 2013 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
Premiums, considerations
or deposits for year ended
12/31/2013	$ 12,624	$ 275,246	$ 287,870
Reserves at 12/31/2013
For accounts with assets at:
Fair Value	296,456	25,902,465	26,198,921
Amortized Cost	926,785	-	926,785
Total Reserves	$ 1,223,241	$ 25,902,465	$ 27,125,706
By withdrawal characteristics:
With FV adjustment	$ 1,223,241	$ -	$ 1,223,241
At fair value	-	25,874,877	25,874,877
Subtotal	1,223,241	25,874,877	27,098,118
Not subject to discretionary
withdrawal		27,588	27,588
Total	$ 1,223,241	$ 25,902,465	$ 27,125,706

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12. SEPARATE ACCOUNTS (CONTINUED)

An analysis of the separate account reserves as of December 31, 2012 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
Premiums, considerations
or deposits for year ended
12/31/2012	$ (164,491)	$ 635,210	$ 470,719
Reserves at 12/31/2012
For accounts with assets at:
Fair Value	350,650	25,687,602	26,038,252
Amortized Cost	1,294,036	-	1,294,036
Total Reserves	$ 1,644,686	$ 25,687,602	$ 27,332,288
By withdrawal characteristics:
With FV adjustment	$ 1,644,686	$ -	$ 1,644,686
At fair value	-	25,660,571	25,660,571
Subtotal	1,644,686	25,660,571	27,305,257
Not subject to discretionary
withdrawal		27,031	27,031
Total	$ 1,644,686	$ 25,687,602	$ 27,332,288

Below is the reconciliation of Net Transfers from Separate Accounts (from) to the Statement of Operations of the Separate Account Statement to the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2013	2012	2011

Transfers to Separate Accounts	$287,870	$470,719	$2,734,402
Transfers from Separate Accounts	(2,945,712)	(2,685,911)	(2,271,063)
Net Transfers (from) to Separate Accounts on the Statement of Operations	$(2,657,842)	$(2,215,192)	$463,339

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange traded derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

· Quoted prices for similar assets or liabilities in active markets,
· Quoted prices for identical or similar assets or liabilities in non-active markets,
· Inputs other than quoted market prices that are observable, and
· Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS, CMBS), certain corporate debt, certain private equity investments and certain derivatives.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect management's opinions regarding the assumptions a market participant would use in pricing the asset or liability.  Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

There were no significant changes made in valuation techniques during 2013 or 2012.

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2013 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Debt securities - Unaffiliated (c)
Asset-backed securities	$ -	$ -	$ 1,637	$ 1,637
Residential mortgage-backed securities	-	527	-	527
Commercial mortgage-backed securities	-	-	9,751	9,751
Industrial and miscellaneous	-	-	-	-
Derivative Assets (e)
Interest Rate contracts	904	50,473	-	51,377
Equity contracts	7,650	97,293	17,909	122,852
FX contracts	384	-	-	384
Separate Accounts assets (d)	21,817,296	5,663,362	585,422	28,066,080
Total assets at fair value	$ 21,826,234	$ 5,811,655	$ 614,719	$28,252,608
Liabilities at fair value:
Separate Accounts (d)	$ -	$ (23,791)	$ -	$ (23,791)
Derivative Liabilities (e)
Interest Rate contracts	(827)	(305,864)	-	(306,691)
Equity Contracts	(6,234)	-	-	(6,234)
FX contracts	(468)	(8,554)	-	(9,022)
Total liabilities at fair value	$ (7,529)	$ (338,209)	$ -	$ (345,738)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2012 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Preferred stock - Unaffiliated (a)
Industrial and miscellaneous	$ -	$ -	$ -	$ -
Common stock - Unaffiliated (b)
Industrial and miscellaneous	-	-	-	-
Debt securities - Unaffiliated (c)
Asset-backed securities	-	-	19,405	19,405
Residential mortgage-backed securities	-	37,869	6,486	44,355
Commercial mortgage-backed securities	-	13,718		13,718
Industrial and miscellaneous	-	-	-	-
Derivative Assets (e)
Interest Rate contracts	8	269,898	-	269,906
Equity contracts	36,780	4,563		41,343
FX contracts	839	337	-	1,176
Separate Accounts assets (d)	21,405,998	6,476,234	508,231	28,390,463
Total assets at fair value	$ 21,443,625	$ 6,802,619	$ 534,122	$ 28,780,366
Liabilities at fair value:
Separate Accounts (d)	$ -	$ (58,247)	$ -	$ (58,247)
Derivative Liabilities (e)
Interest Rate contracts	(3,353)	(108,873)	-	(112,226)
Equity Contracts	(51,763)	-	-	(51,763)
FX contracts	(1,849)	(9,149)	-	(10,998)
Total liabilities at fair value	$ (56,965)	$ (176,269)	$ -	$ (233,234)

(a) Preferred stocks with NAIC designations between 4 and 6 are carried at the lower of amortized cost or fair value.  Where fair value is less than amortized cost, amounts are included in the table above.

(b) Common stocks are carried at fair value.

(c) Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the table above.

(d) Separate Account assets include invested assets carried at fair value, but exclude debt securities and preferred stocks where market risk is guaranteed by the Company and assets carried at amortized cost based on the respective NAIC rating, as well as $1,387.4 million and $2,186.6 million of investment income and receivables due at December 31, 2013 and 2012, respectively, which are included in the Separate Account assets on the Statement of Admitted Assets, Liabilities, and Capital Stock and Surplus.  Separate Account liabilities include derivative liabilities carried at fair value.

(e) The derivatives included in the leveling descriptions are carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2013 and December 31, 2012.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2013:

	Beginning	Transfers Into	Transfers Out	Total gains	Total gains	Purchases	Issuances	Sales	Settlements	Ending
	Balance at	Level 3	of Level 3	and (losses)	and (losses)					Balance at
	1/1/2013			included in	included in					12/31/2013
(In Thousands)				Net Income	Surplus
Assets:
Common stock	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Debt securities - Unaffiliated
Asset-backed securities	19,405	-	-	807	26	89	-	-	(18,690)	1,637
Residential mortgage-backed securities	6,486	-	-	(1,109)	-	-	-	(4,610)	(767)	-
Commercial mortgage-backed securities	-	10,790	-	(518)	(4,416)	-	-	-	3,895	9,751
Industrial and miscellaneous	-	-	-	-	-	-	-	-	-	-
Derivative Assets	-	-	(7,844)	-	3,930	21,823	-	-	-	17,909
Separate Accounts assets	508,231	75,447	(15,879)	(185)	30,808	82,737	-	(59,680)	(36,057)	585,422
Total Assets	$ 534,122	$ 86,237	$ (23,723)	$ (1,005)	$ 30,348	$ 104,649	$ -	$ (64,290)	$ (51,619)	$ 614,719

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2012:

	Beginning	Transfers Into	Transfers Out	Total gains	Total gains	Purchases	Issuances	Sales	Settlements	Ending
	Balance at	Level 3	of Level 3	and (losses)	and (losses)					Balance at
	1/1/2012			included in	included in					12/31/2012
(In Thousands)				Net Income	Surplus
Assets:
Common stock	$ 3,824	$ -	$ -	$ 670	$ 16	$ -	$ -	$ (4,510)	$ -	$ -
Debt securities - Unaffiliated
Asset-backed securities	23,157	16	(8,425)	(1,220)	7,018	-	-	(618)	(523)	19,405
Residential mortgage-backed securities	29,857	4,381	(27,719)	(4,885)	5,671	-	-	-	(819)	6,486
Industrial and miscellaneous	-	-	-	-	-	-	-	-	-	-
Derivative Assets	5,193	-	-	-	-	-	-	-	(5,193)	-
Separate Accounts assets	518,053	31,673	(4,931)	585	8,078	266,219	11,512	(266,621)	(56,337)	508,231
Total Assets	$ 580,084	$ 36,070	$ (41,075)	$ (4,850)	$ 20,783	$ 266,219	$ 11,512	$ (271,749)	$ (62,872)	$ 534,122

The Company transfers assets into or out of Level 3 at the fair value as of the beginning of the reporting period.  Transfers made were the result of changes in the level of observability of inputs used to price the assets or changes in NAIC ratings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2013:

	Valuation	Significant	Fair Value	Range	Weighted
	Techniques	Unobservable			Average
		Inputs
(In Thousands)
Debt securities - Unaffiliated
Asset-backed securities	Held at Cost	N/A	$ 1,548	N/A	N/A
	Matrix Pricing	Spreads	89	N/A	N/A
Commercial mortgage-backed securities	Matrix Pricing	Discount Rates	9,751	3-34%	21%
Derivative Assets
Separate Accounts assets	Matrix Pricing	Spreads	11,435	N/A	N/A
	Market Pricing	Quoted Prices	110,715	87-123	$ 102
Total Assets			$ 133,538

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2013:

(In Thousands)	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)
Cash, cash equivalents and
short-term investments	$ 1,440,125	$1,440,125	$ 374,434	$1,065,691	$	$ -
Debt securities	4,833,793	4,759,852	604,633	2,383,464	1,845,696	-
Preferred stocks	21,696	23,150	-	20,599	1,097	-
Mortgages loans on real estate	779,201	748,309	-	-	779,201	-
Derivatives – options and swaptions	137,634	137,634	7,587	112,138	17,909	-
Derivatives – swaps and forwards	35,629	35,629	-	35,629	-	-
Derivatives- futures	1,350	1,350	1,350	-	-	-
Contract loans	536,003	537,058	-	-	536,003	-
Other invested assets	184,991	183,199	-	19,098	165,893	-
Separate account assets	29,158,501	29,127,294	21,875,212	6,393,515	889,774	-

Contractholder deposit funds and other
policyholder liabilities	(185,647)	(184,482)	-	-	(185,647)	-
Derivatives – swaps and forwards	(314,418)	(314,418)	-	(314,418)	-	-
Derivatives- futures	(7,529)	(7,529)	(7,529)	-	-	-
Separate account liabilities	(32,595)	(32,595)	-	-	(32,595)	-

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair value of the Company’s financial instruments as of December 31, 2012:

(In Thousands)
	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)

Cash, cash equivalents and	$ 341,431	$ 341,431	$ 341,431	$ -	$ -	$ -
short-term investments
Debt securities	7,731,439	7,308,199	1,101,108	6,326,443	303,888	-
Preferred stocks	22,833	23,000	-	21,677	1,156	-
Mortgages loans on real estate	870,010	814,612	-	-	870,010	-
Derivatives – options and swaptions	48,426	48,426	30,869	17,557	-	-
Derivatives – swaps and forwards	257,241	257,241	-	257,241	-	-
Derivatives- futures	6,758	6,758	6,758	-	-	-
Contract loans	610,742	564,071	-	-	610,742	-
Other invested assets	33,668	30,569	-	20,542	13,126	-
Separate account assets	29,859,238	29,761,545	21,456,900	7,711,370	690,968	-

Contractholder deposit funds and other
policyholder liabilities	(1,088,797)	(1,128,331)	-	-	(1,088,797)	-
Long-term debt to affiliates	(100,000)	(100,000)	-	-	(100,000)	-
Derivatives – swaps and forwards	(151,886)	(125,088)	-	(151,886)	-	-
Derivatives- futures	(56,965)	(56,965)	(56,965)	-	-	-
Separate account liabilities	(91,958)	(91,958)	-	(58,247)	(33,711)	-

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments – The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities – The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.

In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Common and Preferred Stocks – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices.  Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Mortgage loans – The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes, internal models and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTC”), surplus debentures, collateral loans and equipment lease trusts.  The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures and collateral loans are based upon the same methods used for other private placements as described above.

Separate Accounts – The estimated fair values of assets and liabilities are valued with the same methodology described above.  The difference between Separate Account assets and liabilities reflected above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contractholder deposit funds - The fair values of the Company’s general account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

Debt - The fair value of debt is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements.  Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par, the fair value is equal to par value.  Debt includes borrowed money and surplus funds.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.                 FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized.  Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance.  In connection with the Sale Transaction as defined in Note 1, the Company and its Former Parent will make an election under Treasury Regulation Section 1.1502-36(d) for the Former Parent to retain the Company’s tax attributes as of July 31, 2013 related to the Company’s net operating loss carryforward, capital loss carryforward and deferred acquisition cost.  The Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013 and the DTAs related to these items were transferred to the Former Parent as of July 31, 2013.  Therefore, since the valuation allowance recorded at December 31, 2012 was related specifically to these items and the fact that they were to be retained by the Former Parent, the valuation allowance was released on July 31, 2013.

The following table provides the components of the Company’s net DTAs and DTLs as of December 31, 2013 and 2012.

(In Thousands)	December 31, 2013			December 31, 2012			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross Deferred Tax Assets	$ 552,009	$ 5,856	$ 557,865	$1,156,141	$ 17,856	$1,173,997	$(604,132)	$ (12,000)	$(616,132)
Statutory Valuation Allowance Adjustments	-	-	-	(361,941)	(17,856)	(379,797)	361,941	17,856	379,797
Adjusted Gross Deferred Tax Assets	552,009	5,856	557,865	794,200	-	794,200	(242,191)	5,856	(236,335)
Deferred Tax Assets Nonadmitted	291,163	5,853	297,016	392,830	-	392,830	(101,667)	5,853	(95,814)
Subtotal Net Admitted Deferred Tax Assets	260,846	3	260,849	401,370	-	401,370	(140,524)	3	(140,521)
Deferred Tax Liabilities	76,609	3	76,612	240,172	-	240,172	(163,563)	3	(163,560)
Net Admitted Deferred Tax Assets /
(Net Deferred Tax Liabilities)	$ 184,237	$ -	$ 184,237	$ 161,198	$ -	$ 161,198	$ 23,039	$ -	$ 23,039

The following table provides component amounts of the Company's net admitted DTA calculation by tax character.

	December 31, 2013			December 31, 2012			Change
(In Thousands)
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Admission Calculation Components
SSAP No. 101
(a) Admitted Pursuant to 11.a.	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(b) Admitted Pursuant to 11.b.
(lesser of 11.b.i. or 11.b.ii.)	184,237	-	184,237	161,198	-	161,198	23,039	-	23,039
(c) 11.b.i	-	-	234,926	-	-	459,248	-	-	-
(d) 11.b.ii	-	-	184,237	-	-	161,198	-	-	-
(e) Admitted Pursuant to 11.c.	76,609	3	76,612	240,172	-	240,172	(163,563)	3	(163,560)
(f) Total admitted under 11.a. - 11.c.	260,846	3	260,849	401,370	-	401,370	(140,524)	3	(140,521)
(g) Deferred Tax Liabilities	76,609	3	76,612	240,172	-	240,172	(163,563)	3	(163,560)
Net admitted Deferred Tax Assets
Deferred Tax Liabilities	$ 184,237	$ -	$184,237	$161,198	$ -	$161,198	$ 23,039	$ -	$ 23,039

	2013	2012

Ratio Percentage Used To Determine Recovery Period
And Threshold Limitation Amount	1175%	893%

Amount Of Adjusted Capital And Surplus Used To
Determine Recovery Period And Threshold Limitation
Above	$ 1,226,182,653	$ 1,074,655,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

The following table provides the impact of tax planning strategies, if used in the Company's SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.

	December 31, 2013		December 31, 2012		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets
and Net Admitted Deferred Tax Assets, by Tax
Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$ 552,009	$ 5,856	$ 794,200	$ -	$ (242,191)	$ 5,856
Percentage of Adjusted Gross Deferred Tax Assets
by Tax Character Attributable to the
Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$ 260,846	$ 3	$ 401,370	$ -	$ (140,524)	$ 3
Percentage of Net Admitted Adjusted
Gross Deferred Tax Assets by Tax Character Because
of the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Company did not utilize tax planning strategies in the calculation of its adjusted gross DTAs and net admitted DTAs.

The Company has no temporary difference for which a DTL has not been established.

The following tables provide the Company's significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2013	December 31, 2012	December 31, 2011
Current Income Tax
Federal tax benefit from operations	$ (84,275)	$ (84,977)	$ (37,926)
Federal tax expense on prior period adjustment	-	-	-
Federal income tax on net capital gains	28,847	(2,216)	9,659
Utilization of capital loss carry-forwards	-	-	(10,948)
Federal tax (benefit) expense on stock options	(539)	184	(982)
Current income tax benefit	$ (55,967)	$ (87,009)	$ (40,197)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

(In Thousands)	December 31, 2013	December 31, 2013	Change
Deferred Tax Assets:

Ordinary
Policyholder reserves	$ 242,306	$ 517,331	$ (275,025)
Investments	204,640	213,028	(8,388)
Deferred acquisition costs	2,753	119,385	(116,632)
Net operating loss carry-forward	59,040	242,556	(183,516)
Other (including items <5% of total ordinary tax assets)	43,270	63,841	(20,571)
Total ordinary Deferred Tax Assets	$ 552,009	$ 1,156,141	$ (604,132)
Statutory valuation allowance adjustment	-	361,941	(361,941)
Nonadmitted	291,163	392,830	(101,667)
Admitted ordinary Deferred Tax Assets	$ 260,846	$ 401,370	$ (140,524)
Capital:
Investments	-	-	-
Net capital loss carry-forward	5,856	17,856	(12,000)
Subtotal	$ 5,856	$ 17,856	$ (12,000)
Statutory valuation allowance adjustment	-	17,856	(17,856)
Nonadmitted	5,853	-	5,853
Admitted capital Deferred Tax Assets	$ 3	$ -	$ 3
Admitted Deferred Tax Assets	$ 260,849	$ 401,370	$ (140,521)
Deferred Tax Liabilities:
Ordinary
Investments	$ -	$ 135,748	$ (135,748)
Policyholder reserves	76,332	89,539	(13,207)
Other (including items <5% of total ordinary tax liabilities)	277	14,885	(14,608)
Subtotal	$ 76,609	$ 240,172	$ (163,563)
Capital:
Investments	3	-	3
Subtotal	$ 3	$ -	$ 3
Deferred Tax Liabilities	$ 76,612	$ 240,172	$ (163,560)
Net admitted Deferred Tax Assets / Deferred Tax Liabilities	$ 184,237	$ 161,198	$ 23,039

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

The change in net deferred income taxes is comprised of the following:

(In Thousands)
Description	December 31, 2013	December 31, 2012	Change
Total Deferred Tax Assets	$ 557,865	$ 1,173,997	$ (616,132)
Total Deferred Tax Liabilities	76,612	240,172	(163,560)
Net Deferred Tax Assets / Deferred Tax Liabilities	$ 481,253	$ 933,825	$ (452,572)
Statutory valuation allowance	-	(379,797)	379,797
Net Deferred Tax Assets / Deferred Tax Liabilities	$ 481,253	$ 554,028	$ (72,775)

Tax effect of unrealized (gains)/losses			129,520
Change in net deferred income tax			$ (202,295)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes.  The significant items causing this difference at December 31, 2013, 2012 and 2011 were as follows:

(In Thousands)	December 31, 2013			December 31, 2012			December 31, 2011

Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net gain from operations	$ 486,232	$ 170,182	28.5%	$ (41,797)	$ (14,629)	3.3%	$ (423,255)	$ (148,139)	28.6%
Pre-tax capital gains - Pre IMR		38,571	6.5%		(140,412)	31.7%		(33,108)	6.4%
Dividends Received Deduction		(14,000)	-2.3%		(14,000)	3.2%		(14,000)	2.7%
Tax Credits		(4,752)	-0.8%		(4,739)	1.1%		(4,281)	0.8%
Non-deductible expenses		496	0.1%		545	-0.1%		669	-0.1%
Change in tax contingency reserves		(2,271)	-0.4%		(1,860)	0.4%		1,676	-0.3%
Reversal of IMR		(20,514)	-3.4%		(4,743)	1.1%		(8,270)	1.6%
Change in non-admitted assets		(2,259)	-0.4%		4,763	-1.1%		1,605	-0.3%
Prior year adjustments		(572)	-0.1%		(2,455)	0.6%		(5,728)	1.1%
Retained Deferred Tax Asset		347,765	58.2%		-	0.0%		-	0.0%
Change in statutory valuation allowance		(379,797)	-63.7%		379,797	85.9%		-	0.0%
Other		13,479	2.3%		(1,509)	0.3%		-	0.0%
Total statutory income taxes		$ 146,328	24.5%		$ 200,758	-45.4%		$ (209,576)	40.5%

Federal income taxes incurred		$ (55,967)	-9.4%		$ (87,009)	19.6%		$ (40,197)	7.8%
Change in net deferred income taxes		202,295	33.9%		287,767	-65.0%		(169,379)	32.7%
Total statutory income taxes		$ 146,328	24.5%		$ 200,758	-45.4%		$ (209,576)	40.5%

At December 31, 2013, the Company had $168.8 million of net operating loss carryforwards, which will begin to expire, if not utilized, in 2028.  At December 31, 2013, the Company had $16.7 million of capital loss carryforwards which will expire if not utilized in 2018.  At December 31, 2013, the Company had $12.5 million of foreign tax credit carryforwards, which will begin to expire if not utilized, in 2020.  At December 31, 2013, the Company had $10.1 million of LIHTC carryforwards, which will begin to expire, if not utilized, in 2030.  At December 31, 2013, the Company had no minimum tax credit carryforwards.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

At December 31, 2013, the Company has no income taxes incurred in the current or preceding years that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under section 6603 of the Internal Revenue code.

A reconciliation of the beginning and ending balances of tax contingencies computed in accordance with SSAP No. 101 and SSAP No. 5R is as follows:

(In Thousands)	2013	2012
Balance, beginning of year	$ 1,477	$ 1,477
Gross increases related to tax positions in prior years	1,820	-
Gross decreases related to tax positions in prior years	-	-
Gross increases related to tax positions in current year	-	-
Settlements with Former Parent	(3,297)	-
Close of tax examinations/statutes of limitations	-	-
Balance, end of year	$ -	$ 1,477

The Company recognizes interest accrued related to unrecognized tax benefits (“UTB”) in income tax expense.  The Company had no accrued interest balance as of December 31, 2013.  The Company had an accrued interest balance of $6.3 million as of December 31, 2012. The Company recognized $0.5 million and $2.9 million in gross interest benefit related to UTB during the years ended December 31, 2013 and 2012, respectively.  The Company has not accrued any penalties related to UTB.

Tax years prior to 2003 are closed to examination and audit adjustments under the applicable statute of limitations.  The Company is subject to ongoing examinations for subsequent tax years as a member of the Former Parent’s consolidated federal income tax returns.  Tax years 2007, 2008 and 2009 for the consolidated return are in the initial stages of the appeals process.  The 2003 through 2006 tax years for the consolidated return are still in the appeals process with the Internal Revenue Service (the “IRS”).  Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless by the Former Parent in accordance with the Sale Transaction agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote.  Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows.  Therefore, the Company did not record a liability for UTB at December 31, 2013.  As of December 31, 2013, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated federal income tax return for the stub period January 1, 2013 to July 31, 2013 with the following affiliates and former affiliates:

Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.	Professional Insurance Company
Sun Life Financial (U.S.) Holdings, Inc.	Massachusetts Financial Services Company
Sun Life Financial (Japan), Inc.	MFS Investment Management K.K.
Sun Life Financial (U.S.) Finance, Inc.	MFS Fund Distributors, Inc.
Sun Canada Financial Co.	MFS Service Center, Inc.
Sun Life Financial Distributors, Inc.	MFS Institutional Advisors, Inc.
Clarendon Insurance Agency, Inc.*	MFS Heritage Trust Company
Sun Life of Canada (U.S.) Holdings, Inc.	California Benefits Dental Plan
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Sun Life Administrators (U.S.), Inc.
Independence Life and Annuity Company	Dental Holdings, Inc.
Sun Life Insurance and Annuity Company of New York*	Sun Life Financial (U.S.) Services Company, Inc.
Sun Life Financial (U.S.) Reinsurance Company

*As a result of the Sale Transaction described in Note 1, the Company and its affiliates exited the consolidated group mentioned above as of August 2, 2013.  The Company will file a separate consolidated federal income tax return for the period August 1, 2013 to December 31, 2013 with its subsidiary, SLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1).  Clarendon will file a stand-alone tax return through 2018 until it is allowed to join the new consolidated group in 2019 per Internal Revenue Code Section 1504 (c)(2)(A).

The method of allocation of the total consolidated federal income tax among the members of the consolidated tax group is subject to written agreements, approved by the Board of Directors.  Under these agreements, income tax amounts are allocated based upon the separately calculated liability of each consolidated member of the group with credit provided for losses that were utilized by other group members.  Following the Sale Transaction, the Company exited the Former Parent’s consolidated federal income tax return and is no longer a party to the tax allocation agreement with its former affiliates.  Final tax settlements were agreed to with the Former Parent and no future tax allocations are expected to occur with the Former Parent.

For periods after the Sale Transaction, a formal tax allocation agreement has not yet been implemented, but the methodology remains the same except that the members of the group have changed.  Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group.  Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

As of December 31, 2013 and 2012, the Company had 6,437 shares issued and outstanding with a par value of $1000 per share.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers.  Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Commissioner is limited to the greater of:  (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner.  In connection with the change in control of the Company effective August 1, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below three hundred percent of Company Action Level NAIC risk-based capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

No dividends were paid to the Parent or Former Parent during 2013 or 2012.  Extraordinary dividends of $300 million were paid to the Former Parent during 2011.

As discussed in Note 2, there were two distributions from gross paid in and contributed surplus during 2013, to the Former Parent.

The Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization pursuant to SSAP No. 72, Surplus and Quasi-reorganizations.  The restatement was recorded as of June 30, 2013 and did not change the Company’s total surplus. The quasi-reorganization was approved by the Department.

The impact of the quasi-reorganization was as follows:

(In Thousands)
	Change in Year Surplus	Change in Gross Paid-in and
	(Unassigned Funds)	Contributed Surplus

2013	$ 1,851,883	$ (1,851,883)

*Reset of surplus effective June 30, 2013.  Unassigned surplus adjusted for the net impact of OTTI recorded on hybrid securities totaling $12,589,924.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

16.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain Risk-based Capital (“RBC”) requirements as specified by the NAIC.  The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products.  The Company has met the minimum RBC requirements at December 31, 2013 and 2012.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent commitments

The Company had commitments for partnership investments of $3.7 million and $11.5 million as of December 31, 2013 and 2012, respectively.

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

The liquidation of Executive Life Insurance Company, along with other insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations, will result in retrospective premium-based guaranty fund assessments against the Company.  Based on the best information available, the Company has recorded an accrued liability of $4.1 million and $10.2 million for guaranty fund assessments as of December 31, 2013 and 2012, respectively.  The Company does not know the period over which the guaranty fund assessments are expected to be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  This issue was included in the 2012-2013 Priority Guidance Plan, issued on November 19, 2012, as one of the projects the IRS intended to work on in 2013.  The IRS did not reach any conclusion in 2013 and therefore included the issue again in the 2013-2014 Priority Guidance Plan issued on January 29, 2014.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2013, 2012 and 2011, the Company’s financial statements reflect benefits of $13.4 million, $11.6 million and $13.8 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimable.  Therefore, the Company has not recorded any associated liability.

Under the Stock Purchase Agreement (“SPA”) among SLF and its affiliates and the Parent, SLF is required to indemnify the Parent, the acquired companies, including the Company and SLNY, and their respective affiliates from and against (i) breach by SLF of customary representations, warranties and covenants of SLF set forth in the SPA and (ii) other specified matters, including losses arising from pending or threatened litigation as of the signing or closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF and its affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by SLNY, certain environmental liability and certain liabilities arising under unclaimed property law.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2013 and reported in the current financial statements:

•	Repurchase agreements posted collateral which were reported as bonds and preferred stocks.
•	Reverse repurchase agreements posted cash collateral which was reported as cash equivalents.
•	Certain bonds were on deposit with governmental authorities as required by law.
•	Certain cash deposits were held in a mortgage escrow account (see "Other restricted assets" below)
•	Derivative cash collateral received was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below.)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

The following are restricted assets (including pledged assets):

	Gross Restricted

(In Thousands)	Current Year								Percentage
										Admitted Restricted to Total Admitted Assets

			Total Separate Account (S/A) Restricted Assets						Gross Restricted Total Assets
	Total General Account (G/A)	G/A Supporting S/A Activity				Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted
Description of Assets				S/A Assets Supporting G/A Activity	Total

Subject to contractual obligation for which liability is not shown	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	0%	0%
Collateral held under security lending agreements	-	-	-	-	-	-	-	-	0%	0%
Subject to repurchase agreements	449,188	-	-	-	449,188	-	449,188	449,188	1%	1%
Subject to reverse repurchase agreements	499,591	-	-	-	499,591	-	499,591	499,591	1%	1%
Subject to dollar repurchase agreements	-	-	-	-	-	-	-	-	0%	0%
Subject to dollar reverse repurchase agreements	-	-	-	-	-	-	-	-	0%	0%
Placed under option contracts	-	-	-	-	-	-	-	-	0%	0%
Letter stock or securities restricted as to sale	-	-	-	-	-	-	-	-	0%	0%
On deposit with states	4,223	-	-	-	4,223	4,225	(2)	4,223	0%	0%
On deposit with other regulatory bodies	-	-	-	-	-	-	-	-	0%	0%
Pledged as collateral not captured in other categories	60,610	-	-	-	60,610	88,952	(28,342)	60,610	0%	0%
Other restricted assets	7,222	-	-	-	7,222		7,222	7,222	0%	0%
Total	$ 1,020,834	$ -	$ -	$ -	$1,020,834	$ 93,177	$ 927,657	$ 1,020,834	2%	2%

The following are assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

	Gross Restricted

(In Thousands)	Current Year								Percentage
										Admitted Restricted to Total Admitted Assets

			Total Separate Account (S/A) Restricted Assets						Gross Restricted Total Assets
	Total General Account (G/A)	G/A Supporting S/A Activity				Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted
Description of Assets				S/A Assets Supporting G/A Activity	Total

Derivative collateral	$ 60,610	$ -	$ -	$ -	$ 60,610	$ 88,952	$ (28,342)	$ 60,610	0%	0%

Total	$ 60,610	$ -	$ -	$ -	$ 60,610	$ 88,952	$ (28,342)	$ 60,610	0%	0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

The following are Other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

	Gross Restricted

(In Thousands)	Current Year								Percentage
										Admitted Restricted to Total Admitted Assets

			Total Separate Account (S/A) Restricted Assets						Gross Restricted Total Assets
	Total General Account (G/A)	G/A Supporting S/A Activity				Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted
Description of Assets				S/A Assets Supporting G/A Activity	Total

Mortgage escrow	$ 7,222	$ -	$ -	$ -	$ 7,222	$ -	$ 7,222	$ 7,222	0%	0%

Total	$ 7,222	$ -	$ -	$ -	$ 7,222	$ -	$ 7,222	$ 7,222	0%	0%

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its home office.  Rental expenses for 2013 were $0.9 million.  Future minimum lease payments are $3.6 million.

From January 1, 2011 to July 31, 2013, the Company leased equipment under non-cancelable operating lease agreements.  Rental expenses, including allocated amounts, for 2013, 2012 and 2011 were approximately $2.5 million, $5.4 million and $5.7 million, respectively.

18.	SUBSEQUENT EVENTS

On March 26, 2014, the Company paid an ordinary dividend of $185.0 million to the Parent.

On April 1, 2014, the Company entered into a $500.0 million Revolving Credit Facility (the"Facility") with Bank of America Merrill Lynch.  Borrowings under the Facility may be used for general corporate purposes.  Borrowings bear interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility has a 180 day tenor.  The Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account.

Subsequent events were evaluated through the issuance of the audited statutory financial statements, which were made available on April 29, 2014.  No events were identified subsequent to the filing of the Company’s Annual Statement on March 1, 2014, other than those disclosed above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

19.	SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS

The following OTTI were recognized during the statement year on LBSS that the Company had either the intent to sell or the inability to hold until recovery.

	(1)	(2)		(3)
	Amortized Cost	OTTI Recognized in Loss		Fair Value
	Basis Before OTTI			1 - (2a + 2b)
		2(a)	2(b)
(In Thousands)		Interest	Non-Interest

a. Intent to sell	$ 320,782	$ -	$ 26,568	$ 294,214
b. Inability or lack of intent to retain the investment in the	-	-	-	-
security for a period of time sufficient to recover the
amortized cost basis

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sun Life Assurance Company of Canada (U.S.) and the Participants of Sun Life Assurance Company of Canada (U.S.) Variable Account F - Regatta:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account, AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B Sub-Account, AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account, AllianceBernstein VPS Small/Mid Cap Value Fund (Class B) Sub-Account, BlackRock Global Allocation V.I. Fund (Class III) Sub-Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 1 Sub-Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub-Account, Columbia Variable Portfolio - Marsico Growth Fund Class 1 Sub-Account, Columbia Variable Portfolio - Marsico Growth Fund Class 2 Sub-Account, Columbia Variable Portfolio - Marsico International Opportunities Fund Class 2 Sub-Account, Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account, Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Mutual Shares Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Global Bond Securities Class 4 Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Huntington VA Balanced Fund Sub-Account, Huntington VA Dividend Capture Sub-Account, Huntington VA Growth Sub-Account, Huntington VA Income Equity Sub-Account, Huntington VA International Equity Sub-Account, Huntington VA Mid Corp America Fund Sub-Account, Huntington VA Mortgage Securities Sub-Account, Huntington VA Real Strategies Fund Sub-Account, Huntington VA Rotating Markets Sub-Account, Huntington VA Situs Fund Sub-Account, Invesco V.I. International Growth Fund II Sub-Account, Invesco V.I. American Value Fund (Series II) Sub-Account, Invesco V.I. Comstock Fund Series II Sub-Account, Invesco V.I. Equity and Income Fund II Sub-Account, JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account, JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account, Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account, Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account, MFS VIT I Growth Series Initial Class Sub-Account, MFS VIT I Growth Series Service Class Sub-Account, MFS VIT I Mid Cap Growth Series Initial Class Sub-Account, MFS VIT I Mid Cap Growth Series Service Class Sub-Account, MFS VIT I New Discovery Series Service Class Sub-Account, MFS VIT I Research Bond Series Service Class Sub-Account, MFS VIT I Research Series Service Class Sub-Account, MFS VIT I Value Series Initial Class Sub-Account, MFS VIT I Value Series Service Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account, MFS VIT II Bond Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Core Equity Portfolio I Class Sub-Account, MFS VIT II Core Equity Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account, MFS VIT II Global Governments Portfolio I Class Sub-Account, MFS VIT II Global Governments Portfolio S Class Sub-Account, MFS VIT II Global Growth Portfolio I Class Sub-Account, MFS VIT II Global Growth Portfolio S Class Sub-Account, MFS VIT II Global Research Portfolio I Class Sub-Account, MFS VIT II Global Research Portfolio S Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II High Yield Portfolio Initial Class Sub-Account, MFS VIT II High Yield Portfolio Service Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II International Value Portfolio I Class Sub-Account, MFS VIT II International Value Portfolio S Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS VIT II Money Market Portfolio Initial Class Sub-Account, MFS VIT II Money Market Portfolio Service Class Sub-Account, MFS VIT II New Discovery Portfolio I Class Sub-Account, MFS VIT II New Discovery Portfolio S Class Sub-Account, MFS VIT II Research International Portfolio I Class Sub-Account, MFS VIT II Research International Portfolio S Class Sub-Account, MFS VIT II Strategic Income Portfolio I Class Sub-Account, MFS VIT II Strategic Income Portfolio S Class Sub-Account, MFS VIT II Technology Portfolio I Class Sub-Account, MFS VIT II Technology Portfolio S Class Sub-Account, MFS VIT II Total Return Series I Class Sub-Account, MFS VIT II Total Return Series S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, MFS VIT III Blended Research Small Cap Portfolio Service Class Sub-Account, MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account, MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account, MFS VIT III Global Real Estate Portfolio Service Class Sub-Account, MFS VIT III Growth Allocation Portfolio Service Class Sub-Account, MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account, MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account, MFS VIT III Limited Maturity Portfolio Service Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account, MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account, MFS VIT III New Discovery Value Portfolio Service Class Sub-Account, Morgan Stanley UIF Growth Portfolio Class II Sub-Account, Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account, Oppenheimer Capital Income Fund/VA (Service Shares)  Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account, Oppenheimer Global Fund/VA (Service Shares)  Sub-Account, Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Small- & Mid-Cap Fund/VA (Service Shares) Sub-Account, PIMCO Equity Series Pathfinder Portfolio Advisor Class Sub-Account, PIMCO VIT All Asset Portfolio Admin Class Sub-Account, PIMCO VIT All Asset Portfolio Advisor Class Sub-Account, PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub-Account, PIMCO VIT Global Multi-Asset Portfolio Advisor Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, Putnam VT Absolute Return 500 Fund Class IB Sub-Account, Putnam VT Equity Income Fund Class IB Sub-Account, Wanger Select Fund Sub-Account, Wanger USA Sub-Account, and Wells Fargo Advantage VT Total Return Bond Fund Class 2 Sub-Account at December 31, 2013, and the results of each of their operations, and the changes in each of their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Sun Life Assurance Company of Canada (U.S.)’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 29, 2014
Hartford, CT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex Four, Regatta Flex II, Regatta Choice II, Sun Life Financial Master Extra, Sun Life Financial Masters Extra II, Sun Life Financial Masters Choice, Sun Life Financial Masters Choice II, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters Flex II, Sun Life Financial Masters IV, Sun Life Financial Masters VII, Sun Life Financial Masters B Share, and Sun Life Financial Masters I Share Contracts of Sun Life of Canada (U.S.) Variable Account F and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account, AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B Sub-Account, AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account, AllianceBernstein VPS Small/Mid Cap Value Fund (Class B) Sub-Account, BlackRock Global Allocation V.I. Fund (Class III) Sub-Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 1 Sub-Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub-Account, Columbia Variable Portfolio - Marsico Growth Fund Class 1 Sub-Account, Columbia Variable Portfolio - Marsico Growth Fund Class 2 Sub-Account, Columbia Variable Portfolio - Marsico International Opportunities Fund Class 2 Sub-Account, Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account, Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Mutual Shares Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Global Bond Securities Class 4 Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Huntington VA Balanced Fund Sub-Account, Huntington VA Dividend Capture Sub-Account, Huntington VA Growth Sub-Account, Huntington VA Income Equity Sub-Account, Huntington VA International Equity Sub-Account, Huntington VA Macro 100 Sub-Account, Huntington VA Mid Corp America Fund Sub-Account, Huntington VA Mortgage Securities Sub-Account, Huntington VA New Economy Fund Sub-Account, Huntington VA Real Strategies Fund Sub-Account, Huntington VA Rotating Markets Sub-Account, Huntington VA Situs Fund Sub-Account, Invesco V.I. International Growth Fund II Sub-Account, Invesco Van Kampen V.I. American Value Fund (Series II) Sub-Account, Invesco Van Kampen V.I. Comstock Fund Series II Sub-Account, Invesco Van Kampen V.I. Equity and Income Fund II Sub-Account, JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account, JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account, Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account, Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account, MFS Growth Portfolio Initial Class Sub-Account, MFS Growth Portfolio Service Class Sub-Account, MFS VIT I Growth Series Initial Class Sub-Account, MFS VIT I Growth Series Service Class Sub-Account, MFS VIT I Mid Cap Growth Series Initial Class Sub-Account, MFS VIT I Mid Cap Growth Series Service Class Sub-Account, MFS VIT I New Discovery Series Service Class Sub-Account, MFS VIT I Research Bond Series Service Class Sub-Account, MFS VIT I Research Series Service Class Sub-Account, MFS VIT I Value Series Initial Class Sub-Account, MFS VIT I Value Series Service Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account, MFS VIT II Bond Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Core Equity Portfolio I Class Sub-Account, MFS VIT II Core Equity Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account, MFS VIT II Global Governments Portfolio I Class Sub-Account, MFS VIT II Global Governments Portfolio S Class Sub-Account, MFS VIT II Global Growth Portfolio I Class Sub-Account, MFS VIT II Global Growth Portfolio S Class Sub-Account, MFS VIT II Global Research Portfolio I Class Sub-Account, MFS VIT II Global Research Portfolio S Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II High Yield Portfolio Initial Class Sub-Account, MFS VIT II High Yield Portfolio Service Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II International Value Portfolio I Class Sub-Account, MFS VIT II International Value Portfolio S Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio I Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account, MFS VIT II Money Market Portfolio Initial Class Sub-Account, MFS VIT II Money Market Portfolio Service Class Sub-Account, MFS VIT II New Discovery Portfolio I Class Sub-Account, MFS VIT II New Discovery Portfolio S Class Sub-Account, MFS VIT II Research International Portfolio I Class Sub-Account, MFS VIT II Research International Portfolio S Class Sub-Account, MFS VIT II Strategic Income Portfolio I Class Sub-Account, MFS VIT II Strategic Income Portfolio S Class Sub-Account, MFS VIT II Technology Portfolio I Class Sub-Account, MFS VIT II Technology Portfolio S Class Sub-Account, MFS VIT II Total Return Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, MFS VIT III Blended Research Small Cap Portfolio Service Class Sub-Account, MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account, MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account, MFS VIT III Global Real Estate Portfolio Service Class Sub-Account, MFS VIT III Growth Allocation Portfolio Service Class Sub-Account, MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account, MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account, MFS VIT III Limited Maturity Portfolio Service Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account, MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account, MFS VIT III New Discovery Value Portfolio Service Class Sub-Account, Morgan Stanley UIF Growth Portfolio Class II Sub-Account, Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account, Oppenheimer Balanced Fund/VA (Service Shares) Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account, Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Small- & Mid-Cap Fund/VA (Service Shares) Sub-Account, PIMCO Equity Series Pathfinder Portfolio Advisor Class Sub-Account, PIMCO VIT All Asset Portfolio Admin Class Sub-Account, PIMCO VIT All Asset Portfolio Advisor Class Sub-Account, PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub-Account, PIMCO VIT Global Multi-Asset Portfolio Advisor Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, Putnam VT Absolute Return 500 Fund Class IB Sub-Account, Putnam VT Equity Income Fund Class IB Sub-Account, SC AllianceBernstein International Value (Service Class) Sub-Account, SC BlackRock International Index Fund (Service Class) Sub-Account, SC BlackRock Large Cap Index Fund (Service Class) Sub-Account, SC Davis Venture Value Fund (Service Class) Sub-Account, SC Invesco Small Cap Growth Service Class Sub-Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Service Class) Sub-Account, SC PIMCO High Yield Fund (Service Class) Sub-Account, SC PIMCO Total Return (Service Class) Sub-Account, SC WMC Blue Chip Mid Cap Fund (Service Class) Sub-Account, SC WMC Large Cap Growth Fund (Service Class) Sub-Account, Sun Capital Investment Grade Bond Fund (Service Class) Sub-Account, Sun Capital Money Market Fund (Service Class) Sub-Account, Wanger Select Fund Sub-Account, Wanger USA Sub-Account, and Wells Fargo Advantage VT Total Return Bond Fund Class 2 Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2012, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2012, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 24, 2013

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2013
Assets:	Shares	Cost	Value
Investments at fair value:
AllianceBernstein VPS Balanced Wealth Strategy
Portfolio (Class B) Sub-Account (AVB)	4,803,854	$53,701,090	$ 65,572,601
AllianceBernstein VPS Dynamic Asset Allocation
Portfolio Class B Sub-Account (AAA)	9,152,104	96,527,632	106,896,574
AllianceBernstein VPS International Growth
Portfolio (Class B) Sub-Account (AN4)	479,546	7,887,647	9,149,747
AllianceBernstein VPS International Value
Portfolio (Class B) Sub-Account (IVB)	4,248,189	50,993,251	63,128,091
AllianceBernstein VPS Small/Mid Cap Value
Portfolio (Class B) Sub-Account (AAU)	403,159	8,333,060	9,167,837
BlackRock Global Allocation V.I. Fund (Class III)
Sub-Account (9XX)	50,560,422	700,898,124	787,731,379
Columbia Variable Portfolio - Marsico 21st Century
Fund Class 1 Sub-Account (NMT)	2,806	31,224	47,121
Columbia Variable Portfolio - Marsico 21st Century
Fund Class 2 Sub-Account (MCC)	6,699,549	60,471,498	110,944,532
Columbia Variable Portfolio - Marsico Growth
Fund Class 1 Sub-Account (NNG)	1,185	21,296	35,578
Columbia Variable Portfolio - Marsico Growth
Fund Class 2 Sub-Account (CMG)	1,043,236	21,778,461	31,286,645
Columbia Variable Portfolio - Marsico International
Opportunities Fund Class 2 Sub-Account (NMI)	525,281	7,557,507	9,749,224
Columbia Variable Portfolio - Small Cap Value
Fund Class 2 Sub-Account (CSC)	1,756	29,443	35,796
Fidelity VIP Balanced Portfolio (Service Class 2)	5,948,458	90,384,644	103,919,564
Fidelity VIP Contrafund Portfolio (Service Class 2)	7,181,567	152,227,717	242,521,514
Fidelity VIP Freedom 2010 Portfolio (Service Class	417,653	4,349,545	5,112,070
Fidelity VIP Freedom 2015 Portfolio (Service Class	2,088,460	21,491,130	25,834,253
Fidelity VIP Freedom 2020 Portfolio (Service Class	3,115,582	30,866,795	39,069,394
Fidelity VIP Mid Cap Portfolio (Service Class 2)	4,586,760	126,454,009	163,288,669
First Eagle Overseas Variable Fund Sub-Account	15,322,715	400,349,892	456,004,009
Franklin Templeton VIP Founding Funds	6,948,894	44,469,851	51,560,794
Franklin Templeton VIP Franklin Income Securities	7,394,366	106,606,910	118,827,462
Franklin Templeton VIP Franklin Income Securities
Fund Class 4 Sub-Account (AAZ)	183,076	2,753,779	2,995,129
Franklin Templeton VIP Franklin Mutual Shares
Securities Fund Class 4 Sub-Account (BBC)	9,476	163,985	205,905
Franklin Templeton VIP Franklin Small Cap Value
Securities Fund (Class 2) Sub-Account (FVS)	1,960,721	32,608,101	47,194,557

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Franklin Templeton VIP Franklin Small Cap Value
Securities Fund Class 4 Sub-Account (BBA)	35,529	$602,392	$865,842
Franklin Templeton VIP Franklin Strategic Income
Securities Fund (Class 2) Sub-Account (SIC)	2,615,195	32,583,951	32,166,899
Franklin Templeton VIP Franklin Strategic Income
Securities Fund Class 4 Sub-Account (BBB)	40,037	507,163	500,863
Franklin Templeton VIP Mutual Shares Securities
Fund (Class 2) Sub-Account (FMS)	11,163,604	153,623,016	241,468,756
Franklin Templeton VIP Templeton Developing
Markets Securities Fund (Class 2) Sub-Account
(TDM)	4,266,792	35,280,363	43,478,613
Franklin Templeton VIP Templeton Foreign
Securities Fund (Class 2) Sub-Account (FTI)	10,813,554	122,854,247	186,425,675
Franklin Templeton VIP Templeton Global Bond
Securities Class 4 Sub-Account (AAX)	436,218	8,406,400	8,275,057
Franklin Templeton VIP Templeton Growth
Securities Fund (Class 2) Sub-Account (FTG)	2,233,795	23,188,431	34,020,697
Huntington VA Balanced Fund Sub-Account (HBF)	932,864	12,217,708	14,981,788
Huntington VA Dividend Capture Sub-Account	367,197	3,578,084	4,608,325
Huntington VA Growth Sub-Account (HVG)	75,394	556,888	830,844
Huntington VA Income Equity Sub-Account (HVI)	81,733	654,024	932,571
Huntington VA International Equity Sub-Account	275,358	3,626,520	4,749,934
Huntington VA Mid Corp America Fund Sub-	70,326	1,205,906	1,606,941
Huntington VA Mortgage Securities Sub-Account	717,793	8,439,684	8,218,734
Huntington VA Real Strategies Fund Sub-Account	255,272	2,143,186	2,330,630
Huntington VA Rotating Markets Sub-Account	103,706	1,162,689	1,442,554
Huntington VA Situs Fund Sub-Account (HSS)	215,234	3,020,982	5,154,845
Invesco V.I. American Value Fund Series II Sub-
Account (VKC)	578,417	9,236,214	11,412,161
Invesco V.I. Comstock Fund Series II Sub-Account
(VLC)	2,244,239	30,296,022	39,678,147
Invesco V.I. Equity and Income Fund Series II Sub-
Account (VKU)	5,503,084	83,687,755	101,917,116
Invesco V.I. International Growth Fund II Sub-
Account (AI8)	36,278	1,135,838	1,265,384
JPMorgan Insurance Trust Core Bond Portfolio
(Class 2) Sub-Account (AAY)	2,154,827	24,370,675	23,724,644
JPMorgan Insurance Trust U.S. Equity Portfolio
(Class 2) Sub-Account (AAM)	221,535	4,393,230	5,212,710
Lazard Retirement Emerging Markets Equity
Portfolio Service Class Sub-Account (LRE)	2,792,157	58,719,719	60,059,305

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Lord Abbett Series Fund - Growth Opportunities
Portfolio VC Sub-Account (LA9)	2,681,000	$38,381,617	$ 40,885,254
Lord Abbett Series Fund- Fundamental Equity
Portfolio VC Sub-Account (LAV)	2,694,437	48,903,779	56,664,014
MFS VIT Total Return Series Initial Class Sub-
Account (GGC)	19,183,813	424,841,608	449,668,579
MFS VIT Total Return Series Service Class Sub-
Account (GGE)	25,181,936	549,881,625	582,206,351
MFS VIT I Growth Series Initial Class Sub-Account
(FFL)	3,850,923	109,023,814	150,455,551
MFS VIT I Growth Series Service Class Sub-
Account (TEG)	528,514	15,330,463	20,199,798
MFS VIT I Mid Cap Growth Series Initial Class
Sub-Account (FFJ)	2,756,334	17,961,891	24,807,007
MFS VIT I Mid Cap Growth Series Service Class
Sub-Account (FFK)	5,027,001	31,787,119	43,835,446
MFS VIT I New Discovery Series Service Class Sub-
Account (TND)	870,432	13,670,110	18,296,470
MFS VIT I Research Bond Series Service Class Sub-
Account (AAN)	60,302,844	800,027,383	779,112,747
MFS VIT I Research Series Service Class Sub-
Account (FFN)	7,637,169	164,400,038	217,582,952
MFS VIT I Value Series Initial Class Sub-Account
(FFO)	13,977,120	201,105,994	269,478,876
MFS VIT I Value Series Service Class Sub-Account
(FFP)	724,341	10,479,426	13,784,206
MFS VIT II Blended Research Core Equity
Portfolio I Class Sub-Account (MIT)	6,966,225	198,518,938	336,538,311
MFS VIT II Blended Research Core Equity
Portfolio S Class Sub-Account (MFL)	2,537,697	65,738,838	121,860,195
MFS VIT II Bond Portfolio I Class Sub-Account
(BDS)	6,485,769	72,857,027	75,105,209
MFS VIT II Bond Portfolio S Class Sub-Account
(MF7)	15,569,474	181,562,746	178,270,479
MFS VIT II Core Equity Portfolio I Class Sub-
Account (RGS)	5,346,471	82,218,792	114,895,658
MFS VIT II Core Equity Portfolio S Class Sub-
Account (RG1)	2,261,470	33,863,666	48,214,531
MFS VIT II Emerging Markets Equity Portfolio I
Class Sub-Account (EME)	2,099,904	30,402,081	30,490,613
MFS VIT II Emerging Markets Equity Portfolio S	2,089,316	31,094,439	29,856,319
MFS VIT II Global Governments Portfolio I Class
Sub-Account (GGS)	1,716,839	18,550,861	17,940,967
MFS VIT II Global Governments Portfolio S Class
Sub-Account (GG1)	246,359	2,620,492	2,532,572

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II Global Growth Portfolio I Class Sub-
Account (GGR)	2,657,109	$34,889,691	$ 57,473,270
MFS VIT II Global Growth Portfolio S Class Sub-
Account (GG2)	164,001	2,700,188	3,534,222
MFS VIT II Global Research Portfolio I Class Sub-
Account (RES)	4,874,932	79,325,110	121,142,070
MFS VIT II Global Research Portfolio S Class Sub-
Account (RE1)	403,889	6,809,139	9,984,130
MFS VIT II Global Tactical Allocation Portfolio I
Class Sub-Account (GTR)	4,343,255	63,865,524	70,360,730
MFS VIT II Global Tactical Allocation Portfolio S
Class Sub-Account (GT2)	58,350,959	828,937,298	933,031,830
MFS VIT II Government Securities Portfolio I
Class Sub-Account (GSS)	9,993,007	131,263,987	127,210,981
MFS VIT II Government Securities Portfolio S
Class Sub-Account (MFK)	24,927,322	329,672,643	314,832,079
MFS VIT II High Yield Portfolio I Class Sub-
Account (HYS)	13,742,663	77,340,048	86,303,922
MFS VIT II High Yield Portfolio Service Class Sub-
Account (MFC)	14,058,558	80,646,748	87,303,645
MFS VIT II International Growth Portfolio I Class
Sub-Account (IGS)	3,630,397	45,442,775	53,620,958
MFS VIT II International Growth Portfolio S Class
Sub-Account (IG1)	1,710,829	20,611,002	25,080,755
MFS VIT II International Value Portfolio I Class
Sub-Account (MII)	2,401,128	40,044,265	52,488,653
MFS VIT II International Value Portfolio S Class
Sub-Account (MI1)	7,322,463	101,016,279	158,018,763
MFS VIT II Massachusetts Investors Growth Stock
Portfolio I Class Sub-Account (MIS)	21,163,740	214,234,132	366,344,347
MFS VIT II Massachusetts Investors Growth Stock
Portfolio S Class Sub-Account (M1B)	2,917,913	29,941,350	50,158,927
MFS VIT II Money Market Portfolio I Class Sub-
Account (MMS)	76,293,115	76,293,115	76,293,115
MFS VIT II Money Market Portfolio Service Class
Sub-Account (MM1)	229,003,540	229,003,540	229,003,540
MFS VIT II New Discovery Portfolio I Class Sub-
Account (NWD)	3,065,621	44,552,703	71,183,721
MFS VIT II New Discovery Portfolio S Class Sub-
Account (M1A)	2,651,012	35,548,137	59,038,031
MFS VIT II Research International Portfolio I Class
Sub-Account (RIS)	2,132,406	32,388,860	34,310,406
MFS VIT II Research International Portfolio S Class
Sub-Account (RI1)	5,319,244	60,065,053	84,629,177

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II Strategic Income Portfolio I Class Sub-
Account (SIS)	3,747,686	$36,007,874	$ 37,514,335
MFS VIT II Strategic Income Portfolio S Class Sub-
Account (SI1)	727,680	6,986,686	7,225,862
MFS VIT II Technology Portfolio I Class Sub-
Account (TEC)	1,440,411	9,558,968	15,426,804
MFS VIT II Technology Portfolio S Class Sub-
Account (TE1)	143,843	951,179	1,488,775
MFS VIT II Utilities Portfolio I Class Sub-Account
(UTS)	6,017,669	134,271,935	158,866,468
MFS VIT II Utilities Portfolio S Class Sub-Account
(MFE)	4,078,253	89,780,637	106,401,617
MFS VIT II Value Portfolio I Class Sub-Account
(MVS)	7,463,998	107,895,189	127,261,166
MFS VIT II Value Portfolio S Class Sub-Account
(MV1)	11,304,335	142,177,172	190,704,131
MFS VIT III Blended Research Small Cap Portfolio
Service Class Sub-Account (VSC)	6,315,617	65,080,388	113,428,486
MFS VIT III Conservative Allocation Portfolio
Service Class Sub-Account (6XX)	72,185,328	825,168,704	838,071,660
MFS VIT III Global Real Estate Portfolio Initial
Class Sub-Account (SC3)	272,632	2,870,155	3,388,819
MFS VIT III Global Real Estate Portfolio Service
Class Sub-Account (SRE)	7,629,719	80,860,991	106,129,389
MFS VIT III Growth Allocation Portfolio Service
Class Sub-Account (8XX)	47,284,588	524,992,227	576,399,130
MFS VIT III Inflation Adjusted Bond Portfolio
Service Class Sub-Account (5XX)	23,087,225	253,412,291	229,948,759
MFS VIT III Limited Maturity Portfolio Initial
Class Sub-Account (SDC)	43,041,364	442,043,649	444,186,872
MFS VIT III Limited Maturity Portfolio Service
Class Sub-Account (S15)	20,868,597	214,598,166	214,946,545
MFS VIT III Mid Cap Value Portfolio Initial Class
Sub-Account (SGC)	5,029,707	43,586,735	50,548,552
MFS VIT III Mid Cap Value Portfolio Service Class
Sub-Account (S13)	3,600,460	33,004,749	35,968,593
MFS VIT III Moderate Allocation Portfolio Service
Class Sub-Account (7XX)	157,417,403	1,861,006,720	2,046,426,235
MFS VIT III New Discovery Value Portfolio
Service Class Sub-Account (2XX)	850,468	7,844,513	10,256,649
Morgan Stanley UIF Growth Portfolio Class II Sub-
Account (AAW)	69,867	1,851,968	2,123,254
Morgan Stanley UIF Mid Cap Growth Portfolio
Class II Sub-Account (VKM)	859,507	10,076,697	12,247,977
Oppenheimer Capital Appreciation Fund/VA
(Service Shares) Sub-Account (OCA)	421,765	16,139,879	24,196,678

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Oppenheimer Capital Income Fund/VA (Service
Shares) Sub-Account (OBV)	972,129	$ 9,761,442	$ 13,279,282
Oppenheimer Global Fund/VA (Service Shares)
Sub-Account (OGG)	782,289	22,877,088	31,659,251
Oppenheimer Main Street Fund/VA (Service
Shares) Sub-Account (OMG)	11,029,356	175,067,360	341,799,737
Oppenheimer Main Street Small Cap Fund/VA
(Service Shares) Sub-Account (OMS)	318,671	5,058,136	8,773,000
PIMCO Equity Series Pathfinder Portfolio Advisor
Class Sub-Account (AAQ)	3,033	35,058	37,848
PIMCO VIT All Asset Portfolio Admin Class Sub-
Account (PRA)	3,131,695	35,460,485	34,072,842
PIMCO VIT All Asset Portfolio Advisor Class Sub-
Account (AAP)	2,188,870	24,625,498	24,033,787
PIMCO VIT CommodityRealReturn Strategy
Portfolio Advisor Class Sub-Account (BBD)	128,545	932,418	777,700
PIMCO VIT CommodityRealReturnTM Strategy
Portfolio Admin Class Sub-Account (PCR)	9,594,646	72,540,281	57,375,986
PIMCO VIT Emerging Markets Bond Portfolio
Admin Class Sub-Account (PMB)	1,563,004	21,985,165	21,006,773
PIMCO VIT Emerging Markets Bond Portfolio
Advisor Class Sub-Account (BBE)	40,029	560,926	537,988
PIMCO VIT Global Multi-Asset Portfolio Advisor
Class Sub-Account (6TT)	69,797,071	869,291,766	794,290,664
PIMCO VIT Real Return Portfolio Admin Class
Sub-Account (PRR)	6,303,678	84,464,562	79,426,344
PIMCO VIT Total Return Portfolio Admin Class
Sub-Account (PTR)	27,545,706	306,647,748	302,451,847
Putnam VT Absolute Return 500 Fund Class IB
Sub-Account (AAR)	1,933,374	19,693,985	20,126,427
Putnam VT Equity Income Fund Class IB Sub-
Account (AAS)	510,000	9,113,083	10,403,998
Wanger Select Fund Sub-Account (WTF)	14,462	296,206	526,566
Wanger USA Sub-Account (USC)	1,969	62,463	80,974
Wells Fargo Advantage VT Total Return Bond
Fund Class 2 Sub-Account (AAL)	3,488,250	36,662,515	35,196,445
Total investments		14,959,565,669	17,108,651,072
Total assets		$ 14,959,565,669	$ 17,108,651,072
Liabilities:
Payable to Sponsor			$ 7,526,675
Total liabilities			7,526,675
Net Assets			$ 17,101,124,397

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities Total Value
Net Assets:

AVB	5,318,723	$ 65,572,601	$-	$ 65,572,601
AAA	9,712,844	106,896,574	-	106,896,574
AN4	1,020,343	9,149,747	-	9,149,747
IVB	8,077,654	63,128,091	-	63,128,091
AAU	553,196	9,132,215	34,262	9,166,477
9XX	52,777,976	787,598,697	130,179	787,728,876
NMT	2,841	47,121	-	47,121
MCC	8,725,729	110,928,393	12,444	110,940,837
NNG	2,169	35,578	-	35,578
CMG	2,153,236	31,219,490	64,592	31,284,082
NMI	667,648	9,749,224	-	9,749,224
CSC	2,076	35,796	-	35,796
FVB	7,562,294	103,919,564	-	103,919,564
FL1	16,883,265	242,385,571	132,753	242,518,324
F10	366,195	5,112,070	-	5,112,070
F15	1,808,434	25,834,253	-	25,834,253
F20	2,727,741	39,069,394	-	39,069,394
FVM	10,268,467	163,280,675	4,644	163,285,319
SGI	33,340,140	455,969,744	32,972	456,002,716
S17	3,944,019	51,560,794	-	51,560,794
ISC	9,121,585	118,784,267	41,307	118,825,574
AAZ	232,968	2,995,129	-	2,995,129
BBC	13,774	205,905	-	205,905
FVS	1,567,440	47,194,557	-	47,194,557
BBA	50,422	865,842	-	865,842
SIC	2,335,970	32,166,899	-	32,166,899
BBB	43,918	500,863	-	500,863
FMS	11,763,564	241,452,151	13,725	241,465,876
TDM	2,977,837	43,476,465	1,303	43,477,768
FTI	8,445,001	186,337,137	73,283	186,410,420
AAX	749,817	8,275,057	-	8,275,057
FTG	1,577,153	34,020,697	-	34,020,697
HBF	988,273	14,981,788	-	14,981,788
HVD	341,476	4,608,325	-	4,608,325
HVG	78,457	830,844	-	830,844
HVI	81,411	932,571	-	932,571

        The accompanying notes are an integral part of these financial statements..

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities Total Value
Net Assets (continued):

HVE	473,837	$ 4,749,934	$-	$ 4,749,934
HVC	116,539	1,606,941	-	1,606,941
HVS	737,944	8,218,734	-	8,218,734
HRS	308,937	2,330,630	-	2,330,630
HVR	131,266	1,442,554	-	1,442,554
HSS	340,400	5,154,845	-	5,154,845
VKC	705,458	11,412,161	-	11,412,161
VLC	2,946,646	39,678,147	-	39,678,147
VKU	6,967,224	101,917,116	-	101,917,116
AI8	93,459	1,265,384	-	1,265,384
AAY	2,366,142	23,724,644	-	23,724,644
AAM	325,342	5,212,710	-	5,212,710
LRE	5,760,595	60,055,961	3,280	60,059,241
LA9	2,007,338	40,865,049	18,667	40,883,716
LAV	2,786,160	56,657,015	6,864	56,663,879
GGC	41,621,978	446,163,198	3,222,529	449,385,727
GGE	54,392,986	581,870,011	328,296	582,198,307
FFL	7,603,903	149,272,732	775,800	150,048,532
TEG	957,977	20,190,309	9,167	20,199,476
FFJ	3,214,346	24,690,618	108,834	24,799,452
FFK	2,385,661	43,822,616	12,264	43,834,880
TND	1,244,536	18,290,313	6,157	18,296,470
AAN	75,771,098	778,980,851	117,083	779,097,934
FFN	16,264,441	217,563,246	20,127	217,583,373
FFO	19,546,304	269,345,699	123,266	269,468,965
FFP	1,001,872	13,784,206	-	13,784,206
MIT	13,963,398	333,467,831	1,610,927	335,078,758
MFL	5,813,652	121,795,292	57,172	121,852,464
BDS	3,586,004	74,378,944	458,168	74,837,112
MF7	10,687,410	178,253,999	16,190	178,270,189
RGS	5,928,013	114,288,838	390,490	114,679,328
RG1	3,243,424	48,214,531	-	48,214,531
EME	1,069,130	30,086,696	246,193	30,332,889

       The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities Total Value
Net Assets (continued):

EM1	1,912,047	$ 29,851,923	$ 4,246	$ 29,856,169
GGS	935,239	17,810,690	52,058	17,862,748
GG1	164,670	2,528,742	3,701	2,532,443
GGR	2,092,115	56,929,790	286,108	57,215,898
GG2	175,811	3,534,222	-	3,534,222
RES	5,432,212	119,762,597	821,179	120,583,776
RE1	571,136	9,984,130	-	9,984,130
GTR	2,653,641	69,275,648	599,517	69,875,165
GT2	78,489,983	932,995,341	35,846	933,031,187
GSS	6,645,894	126,663,150	411,431	127,074,581
MFK	24,621,249	314,490,317	295,119	314,785,436
HYS	3,573,022	85,254,012	412,174	85,666,186
MFC	4,518,884	87,221,251	65,877	87,287,128
IGS	2,560,681	53,329,894	184,312	53,514,206
IG1	1,744,997	25,072,706	7,773	25,080,479
MII	1,731,827	51,868,818	433,248	52,302,066
MI1	11,692,129	158,009,937	5,549	158,015,486
MIS	24,362,512	363,318,124	2,610,744	365,928,868
M1B	2,908,840	50,134,751	23,130	50,157,881
MMS	6,262,253	74,745,903	1,000,824	75,746,727
MM1	23,996,564	228,813,351	174,026	228,987,377
NWD	3,047,385	70,947,173	155,689	71,102,862
M1A	2,132,167	58,991,544	39,973	59,031,517
RIS	1,850,203	34,226,549	68,458	34,295,007
RI1	3,783,762	84,599,566	27,475	84,627,041
SIS	2,007,250	37,359,532	130,837	37,490,369
SI1	424,124	7,225,862	-	7,225,862
TEC	1,991,018	15,306,442	108,197	15,414,639
TE1	88,657	1,488,775	-	1,488,775
UTS	4,065,665	157,330,311	880,704	158,211,015
MFE	2,522,048	106,401,617	-	106,401,617
MVS	4,956,976	126,308,439	732,930	127,041,369
MV1	8,175,633	190,661,562	39,821	190,701,383
VSC	7,735,586	113,404,641	19,789	113,424,430
6XX	58,713,818	838,067,027	4,569	838,071,596

          The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities Total Value
Net Assets (continued):

SC3	162,229	$ 3,380,470	$ 7,049	$ 3,387,519
SRE	7,368,766	106,106,165	20,728	106,126,893
8XX	32,241,288	576,399,130	-	576,399,130
5XX	18,852,264	229,925,964	22,384	229,948,348
SDC	43,289,725	444,143,723	26,620	444,170,343
S15	21,172,711	214,928,733	17,235	214,945,968
SGC	3,123,825	50,529,045	14,657	50,543,702
S13	2,245,602	35,968,593	-	35,968,593
7XX	126,127,582	2,045,539,227	827,657	2,046,366,884
2XX	528,380	10,256,649	-	10,256,649
AAW	141,552	2,123,254	-	2,123,254
VKM	738,540	12,247,977	-	12,247,977
OCA	1,235,424	24,178,125	16,110	24,194,235
OBV	1,457,258	13,279,282	-	13,279,282
OGG	1,563,988	31,659,251	-	31,659,251
OMG	17,117,234	341,689,429	88,368	341,777,797
OMS	295,912	8,773,000	-	8,773,000
AAQ	2,964	37,848	-	37,848
PRA	2,482,202	34,072,842	-	34,072,842
AAP	2,162,181	24,033,787	-	24,033,787
BBD	98,183	777,700	-	777,700
PCR	6,478,457	57,371,031	4,766	57,375,797
PMB	807,165	20,976,499	29,174	21,005,673
BBE	50,359	537,988	-	537,988
6TT	72,498,400	794,240,220	49,507	794,289,727
PRR	5,155,938	79,426,344	-	79,426,344
PTR	19,151,407	302,238,512	196,521	302,435,033
AAR	1,907,591	20,126,427	-	20,126,427
AAS	635,744	10,403,998	-	10,403,998
WTF	28,431	526,566	-	526,566

        The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities Total Value
Net Assets (continued):

USC	4,578	$ 80,974	$ -	$ 80,974
AAL	3,349,146	35,196,445	-	35,196,445
Total net assets		$ 17,082,095,379	$ 19,029,018	$ 17,101,124,397

        The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS

FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	AVB Sub-Account	AAA Sub-Account	AN4 Sub-Account

Dividend income	$ 1,410,746	$ 222,155	$65,259
Expenses:
Mortality and expense risk charges	(907,839)	(1,084,992)	(134,389)
Distribution charges	(108,941)	(130,199)	(16,127)
Net investment income (loss)	393,966	(993,036)	(85,257)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,504,978	1,112,940	200,029
Realized gain distributions	-	306,421	-
Net realized gains (losses)	3,504,978	1,419,361	200,029
Net change in unrealized appreciation (depreciation)	4,527,560	6,934,531	873,062
Net realized and change in unrealized gains (losses)	8,032,538	8,353,892	1,073,091
Increase (decrease) in net assets from operations	$ 8,426,504	$ 7,360,856	$987,834

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	IVB Sub-Account	AAU Sub-Account	9XX Sub-Account

Dividend income	$ 3,597,164	$ 28,320	$ 7,991,884
Expenses:
Mortality and expense risk charges	(942,718)	(85,113)	(11,662,063)
Distribution charges	(113,126)	(10,214)	(1,399,448)
Net investment income (loss)	2,541,320	(67,007)	(5,069,627)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,395,068	398,380	21,474,371
Realized gain distributions	-	386,935	31,944,665
Net realized gains (losses)	5,395,068	785,315	53,419,036
Net change in unrealized appreciation (depreciation)	3,944,056	773,419	45,174,332
Net realized and change in unrealized gains (losses)	9,339,124	1,558,734	98,593,368
Increase (decrease) in net assets from operations	$ 11,880,444	$ 1,491,727	$ 93,523,741

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

	NMT Sub-Account	MCC Sub-Account	NNG Sub-Account
Income:
Dividend income	$205	$ 265,608	$78
Expenses:
Mortality and expense risk charges	(690)	(1,679,275)	(483)
Distribution charges	(83)	(201,513)	(58)
Net investment income (loss)	(568)	(1,615,180)	(463)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,079	11,052,755	169
Realized gain distributions	-	-	-
Net realized gains (losses)	1,079	11,052,755	169
Net change in unrealized appreciation (depreciation)	15,081	27,659,481	9,181
Net realized and change in unrealized gains (losses)	16,160	38,712,236	9,350
Increase (decrease) in net assets from operations	$15,592	$ 37,097,056	$8,887

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

	CMG Sub-Account	NMI Sub-Account	CSC Sub-Account
Income:
Dividend income	$ 22,802	$ 40,308	$169
Expenses:
Mortality and expense risk charges	(461,791)	(149,714)	(356)
Distribution charges	(55,415)	(17,966)	(43)
Net investment income (loss)	(494,404)	(127,372)	(230)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,996,418	601,280	(145)
Realized gain distributions	-	-	-
Net realized gains (losses)	4,996,418	601,280	(145)
Net change in unrealized appreciation (depreciation)	4,217,352	1,184,396	6,547
Net realized and change in unrealized gains (losses)	9,213,770	1,785,676	6,402
Increase (decrease) in net assets from operations	$ 8,719,366	$ 1,658,304	$6,172

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FVB Sub-Account	FL1 Sub-Account	F10 Sub-Account

Dividend income	$ 1,323,296	$ 1,891,562	$73,789
Expenses:
Mortality and expense risk charges	(1,426,691)	(3,513,566)	(86,167)
Distribution charges	(171,203)	(421,628)	(10,340)
Net investment income (loss)	(274,598)	(2,043,632)	(22,718)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,401,735	28,092,313	424,910
Realized gain distributions	4,420,130	66,241	65,611
Net realized gains (losses)	8,821,865	28,158,554	490,521
Net change in unrealized appreciation (depreciation)	6,966,114	33,762,988	112,744
Net realized and change in unrealized gains (losses)	15,787,979	61,921,542	603,265
Increase (decrease) in net assets from operations	$ 15,513,381	$ 59,877,910	$580,547

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	F15 Sub-Account	F20 Sub-Account	FVM Sub-Account

Dividend income	$ 383,036	$ 581,095	$ 417,938
Expenses:
Mortality and expense risk charges	(410,916)	(563,606)	(2,395,015)
Distribution charges	(49,310)	(67,633)	(287,402)
Net investment income (loss)	(77,190)	(50,144)	(2,264,479)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,815,309	951,024	11,721,720
Realized gain distributions	406,816	518,452	20,218,007
Net realized gains (losses)	2,222,125	1,469,476	31,939,727
Net change in unrealized appreciation (depreciation)	988,561	3,502,768	16,712,825
Net realized and change in unrealized gains (losses)	3,210,686	4,972,244	48,652,552
Increase (decrease) in net assets from operations	$ 3,133,496	$ 4,922,100	$ 46,388,073

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	SGI Sub-Account	S17 Sub-Account	ISC Sub-Account

Dividend income	$ 7,658,937	$ 6,102,203	$ 7,556,121
Expenses:
Mortality and expense risk charges	(6,823,216)	(749,515)	(1,760,502)
Distribution charges	(818,786)	(89,942)	(211,260)
Net investment income (loss)	16,935	5,262,746	5,584,359
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	24,257,957	2,791,816	5,529,571
Realized gain distributions	23,505,507	8,899,159	-
Net realized gains (losses)	47,763,464	11,690,975	5,529,571
Net change in unrealized appreciation (depreciation)	2,530,363	(7,049,113)	2,574,683
Net realized and change in unrealized gains (losses)	50,293,827	4,641,862	8,104,254
Increase (decrease) in net assets from operations	$ 50,310,762	$ 9,904,608	$ 13,688,613

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	AAZ Sub-Account	BBC Sub-Account	FVS Sub-Account

Dividend income	$ 182,749	$3,778	$ 557,167
Expenses:
Mortality and expense risk charges	(41,458)	(2,595)	(662,586)
Distribution charges	(4,975)	(311)	(79,510)
Net investment income (loss)	136,316	872	(184,929)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	52,673	12,994	5,405,170
Realized gain distributions	-	-	719,042
Net realized gains (losses)	52,673	12,994	6,124,212
Net change in unrealized appreciation (depreciation)	127,949	27,815	6,850,201
Net realized and change in unrealized gains (losses)	180,622	40,809	12,974,413
Increase (decrease) in net assets from operations	$ 316,938	$41,681	$ 12,789,484

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses: Mortality and expense risk charges Distribution charges Net investment income (loss)	BBA Sub-Account	SIC Sub-Account	BBB Sub-Account
	$ 8,227 (10,333) (1,240)	$ 2,113,405 (508,015) (60,962)	$26,759 (5,577) (669)
	(3,346)	1,544,428	20,513
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	40,473	212,807	1,492
Realized gain distributions	11,841	454,464	5,922
Net realized gains (losses)	52,314	667,271	7,414
Net change in unrealized appreciation (depreciation)	168,788	(1,698,773)	(18,972)
Net realized and change in unrealized gains (losses)	221,102	(1,031,502)	(11,558)
Increase (decrease) in net assets from operations	$ 217,756	$ 512,926	$8,955

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FMS Sub-Account	TDM Sub-Account	FTI Sub-Account

Dividend income	$ 4,984,439	$ 801,274	$ 4,569,597
Expenses:
Mortality and expense risk charges	(3,629,585)	(663,893)	(2,955,930)
Distribution charges	(435,550)	(79,667)	(354,712)
Net investment income (loss)	919,304	57,714	1,258,955
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	23,497,932	1,405,542	6,845,194
Realized gain distributions	-	-	-
Net realized gains (losses)	23,497,932	1,405,542	6,845,194
Net change in unrealized appreciation (depreciation)	32,157,285	(2,324,629)	27,659,331
Net realized and change in unrealized gains (losses)	55,655,217	(919,087)	34,504,525
Increase (decrease) in net assets from operations	$ 56,574,521	$ (861,373)	$ 35,763,480

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses: Mortality and expense risk charges Distribution charges Net investment income (loss)	AAX Sub-Account	FTG Sub-Account	HBF Sub-Account
	$304,513 (105,293) (12,635)	$ 888,946 (495,151) (59,418)	$ 289,207 (217,569) (26,108)
	186,585	334,377	45,530
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(33,644)	3,123,665	669,156
Realized gain distributions	81,419	-	136,094
Net realized gains (losses)	47,775	3,123,665	805,250
Net change in unrealized appreciation (depreciation)	(275,145)	4,866,395	1,142,166
Net realized and change in unrealized gains (losses)	(227,370)	7,990,060	1,947,416
Increase (decrease) in net assets from operations	$(40,785)	$ 8,324,437	$ 1,992,946

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

	HVD Sub-Account	HVG Sub-Account	HVI Sub-Account
Income:
Dividend income	$135,976	$8,254	$37,929
Expenses:
Mortality and expense risk charges	(65,566)	(11,874)	(14,254)
Distribution charges	(7,868)	(1,425)	(1,710)
Net investment income (loss)	62,542	(5,045)	21,965
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	412,800	90,866	167,998
Realized gain distributions	-	-	-
Net realized gains (losses)	412,800	90,866	167,998
Net change in unrealized appreciation (depreciation)	303,727	152,446	15,756
Net realized and change in unrealized gains (losses)	716,527	243,312	183,754
Increase (decrease) in net assets from operations	$779,069	$238,267	$205,719

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses: Mortality and expense risk charges Distribution charges Net investment income (loss)	HVE Sub-Account	HVM Sub-Account1	HVC Sub-Account
	$ 65,296 (70,763) (8,492)	$1,250 (300) (36)	$ 12,446 (24,850) (2,982)
	(13,959)	914	(15,386)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	273,826	24,099	254,342
Realized gain distributions	-	-	94,467
Net realized gains (losses)	273,826	24,099	348,809
Net change in unrealized appreciation (depreciation)	680,035	(15,488)	118,520
Net realized and change in unrealized gains (losses)	953,861	8,611	467,329
Increase (decrease) in net assets from operations	$ 939,902	$9,525	$ 451,943

1 These sub-accounts were closed and merged into new sub-accounts during 2013 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2013.  See note 1 for additional information around merged sub-accounts.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses: Mortality and expense risk charges Distribution charges Net investment income (loss)	HVS Sub-Account	HRS Sub-Account	HVR Sub-Account
	$ 213,557 (114,613) (13,754)	$23,417 (34,227) (4,107)	$10,487 (20,366) (2,444)
	85,190	(14,917)	(12,323)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	38,811	46,676	71,085
Realized gain distributions	-	65,384	133,952
Net realized gains (losses)	38,811	112,060	205,037
Net change in unrealized appreciation (depreciation)	(396,141)	79,805	98,362
Net realized and change in unrealized gains (losses)	(357,330)	191,865	303,399
Increase (decrease) in net assets from operations	$ (272,140)	$176,948	$291,076

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

	HSS Sub-Account	VKC Sub-Account	VLC Sub-Account
Income:
Dividend income	$ 16,359	$49,387	$ 491,145
Expenses:
Mortality and expense risk charges	(72,782)	(127,991)	(498,091)
Distribution charges	(8,734)	(15,359)	(59,771)
Net investment income (loss)	(65,157)	(93,963)	(66,717)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	756,049	972,308	3,804,837
Realized gain distributions	-	-	-
Net realized gains (losses)	756,049	972,308	3,804,837
Net change in unrealized appreciation (depreciation)	703,423	1,439,732	5,653,647
Net realized and change in unrealized gains (losses)	1,459,472	2,412,040	9,458,484
Increase (decrease) in net assets from operations	$ 1,394,315	$ 2,318,077	$ 9,391,767

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	VKU Sub-Account	AI8 Sub-Account	AAY Sub-Account

Dividend income	$ 1,335,572	$9,711	$651,395
Expenses:
Mortality and expense risk charges	(1,147,923)	(12,149)	(237,303)
Distribution charges	(137,751)	(1,458)	(28,476)
Net investment income (loss)	49,898	(3,896)	385,616
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,182,923	26,118	(212,419)
Realized gain distributions	-	-	-
Net realized gains (losses)	3,182,923	26,118	(212,419)
Net change in unrealized appreciation (depreciation)	12,250,499	120,964	(729,964)
Net realized and change in unrealized gains (losses)	15,433,422	147,082	(942,383)
Increase (decrease) in net assets from operations	$ 15,483,320	$143,186	$(556,767)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	AAM Sub-Account	LRE Sub-Account	LA9 Sub-Account
	$ 43,449	$ 839,738	$ -
Mortality and expense risk charges	(48,111)	(902,250)	(620,777)
Distribution charges	(5,773)	(108,270)	(74,493)
Net investment income (loss)	(10,435)	(170,782)	(695,270)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	387,777	1,174,505	3,108,270
Realized gain distributions	-	349,467	6,435,540
Net realized gains (losses)	387,777	1,523,972	9,543,810
Net change in unrealized appreciation (depreciation)	790,127	(2,794,756)	3,142,969
Net realized and change in unrealized gains (losses)	1,177,904	(1,270,784)	12,686,779
Increase (decrease) in net assets from operations	$ 1,167,469	$ (1,441,566)	$ 11,991,509

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	LAV Sub-Account	GGC Sub-Account	GGE Sub-Account

Dividend income	$ 125,520	$ 7,855,655	$ 9,583,380
Expenses:
Mortality and expense risk charges	(767,249)	(2,064,736)	(3,235,835)
Distribution charges	(92,070)	(247,768)	(388,300)
Net investment income (loss)	(733,799)	5,543,151	5,959,245
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,702,633	473,391	712,266
Realized gain distributions	6,746,292	-	-
Net realized gains (losses)	11,448,925	473,391	712,266
Net change in unrealized appreciation (depreciation)	3,570,808	24,826,971	32,324,726
Net realized and change in unrealized gains (losses)	15,019,733	25,300,362	33,036,992
Increase (decrease) in net assets from operations	$ 14,285,934	$ 30,843,513	$ 38,996,237

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	FFL Sub-Account	TEG Sub-Account	FFJ Sub-Account
	$ 321,002	$ 22,711	$ -
Mortality and expense risk charges	(1,739,879)	(268,591)	(286,217)
Distribution charges	(208,786)	(32,231)	(34,346)
Net investment income (loss)	(1,627,663)	(278,111)	(320,563)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,646,597	1,010,545	782,442
Realized gain distributions	1,016,797	138,664	87,495
Net realized gains (losses)	4,663,394	1,149,209	869,937
Net change in unrealized appreciation (depreciation)	38,324,639	4,528,837	6,178,058
Net realized and change in unrealized gains (losses)	42,988,033	5,678,046	7,047,995
Increase (decrease) in net assets from operations	$ 41,360,370	$ 5,399,935	$ 6,727,432

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FFK Sub-Account	TND Sub-Account	AAN Sub-Account

Dividend income	$ -	$ -	$ 9,005,967
Expenses:
Mortality and expense risk charges	(637,627)	(231,369)	(12,154,968)
Distribution charges	(76,515)	(27,764)	(1,458,596)
Net investment income (loss)	(714,142)	(259,133)	(4,607,597)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,386,783	1,097,488	(3,228,931)
Realized gain distributions	170,918	134,784	3,632,207
Net realized gains (losses)	2,557,701	1,232,272	403,276
Net change in unrealized appreciation/(depreciation)	11,057,386	4,158,655	(20,956,209)
Net realized and change in unrealized gains (losses)	13,615,087	5,390,927	(20,552,933)
Increase (decrease) in net assets from operations	$ 12,900,945	$ 5,131,794	$ (25,160,530)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FFN Sub-Account	FFO Sub-Account	FFP Sub-Account

Dividend income	$ 636,143	$ 3,063,366	$ 135,540
Expenses:
Mortality and expense risk charges	(3,295,870)	(4,163,193)	(201,988)
Distribution charges	(395,504)	(499,583)	(24,239)
Net investment income (loss)	(3,055,231)	(1,599,410)	(90,687)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,646,614	12,373,010	747,845
Realized gain distributions	531,548	792,411	41,591
Net realized gains (losses)	10,178,162	13,165,421	789,436
Net change in unrealized appreciation (depreciation)	50,650,097	66,721,787	3,223,454
Net realized and change in unrealized gains (losses)	60,828,259	79,887,208	4,012,890
Increase (decrease) in net assets from operations	$ 57,773,028	$ 78,287,798	$ 3,922,203

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	MIT Sub-Account	MFL Sub-Account	BDS Sub-Account

Dividend income	$ 6,313,504	$ 2,132,357	$ 3,461,142
Expenses:
Mortality and expense risk charges	(3,929,829)	(1,900,479)	(1,078,557)
Distribution charges	(471,580)	(228,058)	(129,427)
Net investment income (loss)	1,912,095	3,820	2,253,158
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,335,109	7,742,467	4,277,880
Realized gain distributions	-	-	1,400,649
Net realized gains (losses)	17,335,109	7,742,467	5,678,529
Net change in unrealized appreciation (depreciation)	72,996,931	28,108,779	(9,502,108)
Net realized and change in unrealized gains (losses)	90,332,040	35,851,246	(3,823,579)
Increase (decrease) in net assets from operations	$ 92,244,135	$ 35,855,066	$ (1,570,421)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	MF7 Sub-Account	RGS Sub-Account	RG1 Sub-Account

Dividend income	$ 7,127,491	$ 1,048,861	$ 343,149
Expenses:
Mortality and expense risk charges	(2,562,796)	(1,367,152)	(673,182)
Distribution charges	(307,535)	(164,058)	(80,782)
Net investment income (loss)	4,257,160	(482,349)	(410,815)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,640,846	2,041,557	5,158,867
Realized gain distributions	3,040,503	-	-
Net realized gains (losses)	6,681,349	2,041,557	5,158,867
Net change in unrealized appreciation (depreciation)	(14,868,107)	28,241,500	7,646,574
Net realized and change in unrealized gains (losses)	(8,186,758)	30,283,057	12,805,441
Increase (decrease) in net assets from operations	$ (3,929,598)	$ 29,800,708	$ 12,394,626

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	EME Sub-Account	EM1 Sub-Account	GGS Sub-Account
	$ 503,327	$ 449,805	$ -
Mortality and expense risk charges	(413,603)	(468,888)	(253,940)
Distribution charges	(49,632)	(56,267)	(30,473)
Net investment income (loss)	40,092	(75,350)	(284,413)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(527,085)	(403,919)	(80,953)
Realized gain distributions	-	-	-
Net realized gains (losses)	(527,085)	(403,919)	(80,953)
Net change in unrealized appreciation (depreciation)	(1,848,972)	(1,718,244)	(1,078,169)
Net realized and change in unrealized gains (losses)	(2,376,057)	(2,122,163)	(1,159,122)
Increase (decrease) in net assets from operations	$ (2,335,965)	$ (2,197,513)	$ (1,443,535)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	GG1 Sub-Account	GGR Sub-Account	GG2 Sub-Account
	$ -	$ 374,758	$11,531
Mortality and expense risk charges	(40,029)	(704,211)	(44,329)
Distribution charges	(4,803)	(84,505)	(5,319)
Net investment income (loss)	(44,832)	(413,958)	(38,117)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,685)	3,722,435	261,251
Realized gain distributions	-	-	-
Net realized gains (losses)	(1,685)	3,722,435	261,251
Net change in unrealized appreciation (depreciation)	(132,768)	6,723,086	316,209
Net realized and change in unrealized gains (losses)	(134,453)	10,445,521	577,460
Increase (decrease) in net assets from operations	$ (179,285)	$ 10,031,563	$539,343

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	RES Sub-Account	RE1 Sub-Account	GTR Sub-Account

Dividend income	$ 1,810,262	$ 134,852	$ 1,783,555
Expenses:
Mortality and expense risk charges	(1,448,781)	(153,146)	(875,725)
Distribution charges	(173,854)	(18,378)	(105,087)
Net investment income (loss)	187,627	(36,672)	802,743
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,922,451	1,810,878	(588,860)
Realized gain distributions	-	-	-
Net realized gains (losses)	4,922,451	1,810,878	(588,860)
Net change in unrealized appreciation (depreciation)	18,341,571	347,323	4,740,693
Net realized and change in unrealized gains (losses)	23,264,022	2,158,201	4,151,833
Increase (decrease) in net assets from operations	$ 23,451,649	$ 2,121,529	$ 4,954,576

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	GT2 Sub-Account	GSS Sub-Account	MFK Sub-Account

Dividend income	$ 21,733,774	$ 3,032,282	$ 6,619,338
Expenses:
Mortality and expense risk charges	(13,362,245)	(1,773,949)	(5,087,955)
Distribution charges	(1,603,469)	(212,874)	(610,555)
Net investment income (loss)	6,768,060	1,045,459	920,828
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,472,843	1,151,486	876,794
Realized gain distributions	-	1,100,101	2,741,724
Net realized gains (losses)	12,472,843	2,251,587	3,618,518
Net change in unrealized appreciation (depreciation)	42,239,298	(8,996,997)	(20,265,338)
Net realized and change in unrealized gains (losses)	54,712,141	(6,745,410)	(16,646,820)
Increase (decrease) in net assets from operations	$ 61,480,201	$ (5,699,951)	$ (15,725,992)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	HYS Sub-Account	MFC Sub-Account	IGS Sub-Account

Dividend income	$ 2,069,185	$ 1,910,390	$ 691,795
Expenses:
Mortality and expense risk charges	(1,113,627)	(1,398,913)	(673,608)
Distribution charges	(133,635)	(167,870)	(80,833)
Net investment income (loss)	821,923	343,607	(62,646)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,911,722	7,614,753	(1,066,267)
Realized gain distributions	-	-	32,483
Net realized gains (losses)	3,911,722	7,614,753	(1,033,784)
Net change in unrealized appreciation (depreciation)	(474,695)	(4,066,467)	7,208,807
Net realized and change in unrealized gains (losses)	3,437,027	3,548,286	6,175,023
Increase (decrease) in net assets from operations	$ 4,258,950	$ 3,891,893	$ 6,112,377

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	IG1 Sub-Account	MII Sub-Account	MI1 Sub-Account

Dividend income	$ 265,139	$ 743,089	$ 2,080,375
Expenses:
Mortality and expense risk charges	(348,068)	(623,199)	(2,325,215)
Distribution charges	(41,768)	(74,784)	(279,026)
Net investment income (loss)	(124,697)	45,106	(523,866)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	521,542	339,627	3,608,736
Realized gain distributions	15,114	-	-
Net realized gains (losses)	536,656	339,627	3,608,736
Net change in unrealized appreciation (depreciation)	2,301,280	10,933,356	31,771,984
Net realized and change in unrealized gains (losses)	2,837,936	11,272,983	35,380,720
Increase (decrease) in net assets from operations	$ 2,713,239	$ 11,318,089	$ 34,856,854

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	MIS Sub-Account	M1B Sub-Account	MMS Sub-Account

Dividend income	$ 2,438,735	$ 209,542	$ -
Expenses:
Mortality and expense risk charges	(4,354,200)	(697,337)	(1,027,157)
Distribution charges	(522,504)	(83,680)	(123,259)
Net investment income (loss)	(2,437,969)	(571,475)	(1,150,416)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	19,446,367	4,071,099	(2)
Realized gain distributions	-	-	-
Net realized gains (losses)	19,446,367	4,071,099	(2)
Net change in unrealized appreciation (depreciation)	69,853,794	8,105,929	-
Net realized and change in unrealized gains (losses)	89,300,161	12,177,028	(2)
Increase (decrease) in net assets from operations	$ 86,862,192	$ 11,605,553	$ (1,150,418)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	MM1 Sub-Account	NWD Sub-Account	M1A Sub-Account
	$ -	$ -	$ -
Mortality and expense risk charges	(3,663,749)	(849,855)	(896,202)
Distribution charges	(439,650)	(101,983)	(107,544)
Net investment income (loss)	(4,103,399)	(951,838)	(1,003,746)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	-	3,877,730	11,147,226
Realized gain distributions	-	1,016,237	928,949
Net realized gains (losses)	-	4,893,967	12,076,175
Net change in unrealized appreciation (depreciation)	-	17,538,848	8,229,830
Net realized and change in unrealized gains (losses)	-	22,432,815	20,306,005
Increase (decrease) in net assets from operations	$ (4,103,399)	$ 21,480,977	$ 19,302,259

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	RIS Sub-Account	RI1 Sub-Account	SIS Sub-Account

Dividend income	$ 237,365	$ 405,452	$ 1,196,018
Expenses:
Mortality and expense risk charges	(429,207)	(1,291,231)	(507,293)
Distribution charges	(51,505)	(154,948)	(60,875)
Net investment income (loss)	(243,347)	(1,040,727)	627,850
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,482,856)	1,320,729	1,250,604
Realized gain distributions	-	-	-
Net realized gains (losses)	(1,482,856)	1,320,729	1,250,604
Net change in unrealized appreciation (depreciation)	6,991,163	12,990,224	(1,919,246)
Net realized and change in unrealized gains (losses)	5,508,307	14,310,953	(668,642)
Increase (decrease) in net assets from operations	$ 5,264,960	$ 13,270,226	$ (40,792)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	SI1 Sub-Account	TEC Sub-Account	TE1 Sub-Account
	$224,959	$ -	$-
Mortality and expense risk charges	(107,935)	(176,822)	(18,822)
Distribution charges	(12,952)	(21,219)	(2,259)
Net investment income (loss)	104,072	(198,041)	(21,081)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	226,226	1,282,882	121,241
Realized gain distributions	-	12,970	1,349
Net realized gains (losses)	226,226	1,295,852	122,590
Net change in unrealized appreciation (depreciation)	(371,594)	2,896,879	283,096
Net realized and change in unrealized gains (losses)	(145,368)	4,192,731	405,686
Increase (decrease) in net assets from operations	$(41,296)	$ 3,994,690	$384,605

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	TRS Sub-Account1	MFJ Sub-Account1	UTS Sub-Account

Dividend income	$ 17,637,292	$ 21,019,862	$ 4,341,598
Expenses:
Mortality and expense risk charges	(3,493,090)	(5,601,171)	(2,001,786)
Distribution charges	(419,171)	(672,141)	(240,214)
Net investment income (loss)	13,725,031	14,746,550	2,099,598
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,198,483	63,027,628	6,317,816
Realized gain distributions	23,830,815	31,794,484	11,142,396
Net realized gains (losses)	41,029,298	94,822,112	17,460,212
Net change in unrealized appreciation (depreciation)	(13,975,103)	(56,716,209)	7,730,989
Net realized and change in unrealized gains (losses)	27,054,195	38,105,903	25,191,201
Increase (decrease) in net assets from operations	$ 40,779,226	$ 52,852,453	$ 27,290,799

1 These sub-accounts were closed and merged into new sub-accounts during 2013 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2013.  See note 1 for additional information around merged sub-accounts.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	MFE Sub-Account	MVS Sub-Account	MV1 Sub-Account

Dividend income	$ 2,745,796	$ 3,390,605	$ 4,905,941
Expenses:
Mortality and expense risk charges	(1,617,194)	(1,513,466)	(2,787,381)
Distribution charges	(194,063)	(181,616)	(334,486)
Net investment income (loss)	934,539	1,695,523	1,784,074
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,363,675	(2,152,632)	19,038,271
Realized gain distributions	7,763,225	6,790,862	10,770,642
Net realized gains (losses)	17,126,900	4,638,230	29,808,913
Net change in unrealized appreciation (depreciation)	134,374	27,681,501	22,124,563
Net realized and change in unrealized gains (losses)	17,261,274	32,319,731	51,933,476
Increase (decrease) in net assets from operations	$ 18,195,813	$ 34,015,254	$ 53,717,550

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	VSC Sub-Account	6XX Sub-Account	SC3 Sub-Account

Dividend income	$ 1,589,310	$ 23,535,344	$186,906
Expenses:
Mortality and expense risk charges	(1,677,558)	(12,790,399)	(59,037)
Distribution charges	(201,307)	(1,534,848)	(7,084)
Net investment income (loss)	(289,555)	9,210,097	120,785
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	21,973,680	15,997,912	401,403
Realized gain distributions	7,178,688	62,238,490	-
Net realized gains (losses)	29,152,368	78,236,402	401,403
Net change in unrealized appreciation (depreciation)	10,972,117	(22,507,114)	(407,907)
Net realized and change in unrealized gains (losses)	40,124,485	55,729,288	(6,504)
Increase (decrease) in net assets from operations	$ 39,834,930	$ 64,939,385	$114,281

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	SRE Sub-Account	8XX Sub-Account	5XX Sub-Account

Dividend income	$ 4,777,741	$ 12,717,365	$ -
Expenses:
Mortality and expense risk charges	(1,611,599)	(8,150,659)	(3,750,717)
Distribution charges	(193,392)	(978,079)	(450,086)
Net investment income (loss)	2,972,750	3,588,627	(4,200,803)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,801,934	13,706,688	(1,276,096)
Realized gain distributions	-	48,415,241	15,125,595
Net realized gains (losses)	10,801,934	62,121,929	13,849,499
Net change in unrealized appreciation (depreciation)	(10,260,139)	36,174,597	(28,587,025)
Net realized and change in unrealized gains (losses)	541,795	98,296,526	(14,737,526)
Increase (decrease) in net assets from operations	$ 3,514,545	$ 101,885,153	$ (18,938,329)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	SDC Sub-Account	S15 Sub-Account	SGC Sub-Account
	$ 590,140	$ -	$ 587,375
Mortality and expense risk charges	(7,025,879)	(2,706,944)	(808,601)
Distribution charges	(843,106)	(324,833)	(97,032)
Net investment income (loss)	(7,278,845)	(3,031,777)	(318,258)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,438,843	37,676	6,853,887
Realized gain distributions	1,269,604	535,688	7,742,047
Net realized gains (losses)	2,708,447	573,364	14,595,934
Net change in unrealized appreciation (depreciation)	(63,436)	442,787	1,115,772
Net realized and change in unrealized gains (losses)	2,645,011	1,016,151	15,711,706
Increase (decrease) in net assets from operations	$ (4,633,834)	$ (2,015,626)	$ 15,393,448

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	S13 Sub-Account	7XX Sub-Account	2XX Sub-Account

Dividend income	$ 319,871	$ 45,832,487	$ 85,859
Expenses:
Mortality and expense risk charges	(495,987)	(28,398,612)	(145,437)
Distribution charges	(59,518)	(3,407,833)	(17,452)
Net investment income (loss)	(235,634)	14,026,042	(77,030)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	872,572	34,657,759	15,457
Realized gain distributions	5,193,499	116,786,663	103,677
Net realized gains (losses)	6,066,071	151,444,422	119,134
Net change in unrealized appreciation (depreciation)	3,943,157	98,719,218	3,132,608
Net realized and change in unrealized gains (losses)	10,009,228	250,163,640	3,251,742
Increase (decrease) in net assets from operations	$ 9,773,594	$ 264,189,682	$ 3,174,712

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

	AAW Sub-Account	VKM Sub-Account	OCA Sub-Account
Income:
Dividend income	$990	$ 27,572	$ 177,198
Expenses:
Mortality and expense risk charges	(14,033)	(187,995)	(363,608)
Distribution charges	(1,684)	(22,559)	(43,633)
Net investment income (loss)	(14,727)	(182,982)	(230,043)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	57,854	58,630	2,951,371
Realized gain distributions	18,132	260,609	-
Net realized gains (losses)	75,986	319,239	2,951,371
Net change in unrealized appreciation (depreciation)	307,518	3,562,829	2,995,880
Net realized and change in unrealized gains (losses)	383,504	3,882,068	5,947,251
Increase (decrease) in net assets from operations	$368,777	$ 3,699,086	$ 5,717,208

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	OBV Sub-Account	OGG Sub-Account	OMG Sub-Account

Dividend income	$ 278,306	$ 330,826	$ 2,956,432
Expenses:
Mortality and expense risk charges	(197,051)	(434,298)	(5,367,660)
Distribution charges	(23,646)	(52,116)	(644,119)
Net investment income (loss)	57,609	(155,588)	(3,055,347)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	533,505	3,471,686	20,980,509
Realized gain distributions	-	-	-
Net realized gains (losses)	533,505	3,471,686	20,980,509
Net change in unrealized appreciation (depreciation)	765,460	3,153,140	70,569,562
Net realized and change in unrealized gains (losses)	1,298,965	6,624,826	91,550,071
Increase (decrease) in net assets from operations	$ 1,356,574	$ 6,469,238	$ 88,494,724

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	OMS Sub-Account	AAQ Sub-Account

Dividend income	$ 61,663	$774
Expenses:
Mortality and expense risk charges	(140,037)	(601)
Distribution charges	(16,804)	(72)
Net investment income (loss)	(95,178)	101
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,247,463	6,675
Realized gain distributions	106,460	-
Net realized gains (losses)	1,353,923	6,675
Net change in unrealized appreciation (depreciation)	1,581,252	(17)
Net realized and change in unrealized gains (losses)	2,935,175	6,658
Increase (decrease) in net assets from operations	$ 2,839,997	$6,759

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	PRA Sub-Account	AAP Sub-Account	BBD Sub-Account

Dividend income	$ 1,682,071	$ 1,121,686	$ 15,223
Expenses:
Mortality and expense risk charges	(528,259)	(355,682)	(12,466)
Distribution charges	(63,391)	(42,682)	(1,496)
Net investment income (loss)	1,090,421	723,322	1,261
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	78,500	407,230	(39,570)
Realized gain distributions	-	-	-
Net realized gains (losses)	78,500	407,230	(39,570)
Net change in unrealized appreciation (depreciation)	(1,886,560)	(1,586,952)	(117,940)
Net realized and change in unrealized gains (losses)	(1,808,060)	(1,179,722)	(157,510)
Increase (decrease) in net assets from operations	$ (717,639)	$ (456,400)	$ (156,249)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	PCR Sub-Account	PMB Sub-Account	BBE Sub-Account

Dividend income	$ 1,095,034	$ 1,231,094	$29,427
Expenses:
Mortality and expense risk charges	(940,054)	(373,438)	(8,585)
Distribution charges	(112,807)	(44,813)	(1,030)
Net investment income (loss)	42,173	812,843	19,812
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,878,613)	506,023	1,826
Realized gain distributions	-	180,293	4,557
Net realized gains (losses)	(4,878,613)	686,316	6,383
Net change in unrealized appreciation (depreciation)	(6,176,373)	(3,817,091)	(82,268)
Net realized and change in unrealized gains (losses)	(11,054,986)	(3,130,775)	(75,885)
Increase (decrease) in net assets from operations	$ (11,012,813)	$ (2,317,932)	$(56,073)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	6TT Sub-Account	PRR Sub-Account	PTR Sub-Account

Dividend income	$ 29,899,051	$ 1,458,194	$ 7,048,275
Expenses:
Mortality and expense risk charges	(13,921,964)	(1,351,699)	(4,881,656)
Distribution charges	(1,670,636)	(162,204)	(585,799)
Net investment income (loss)	14,306,451	(55,709)	1,580,820
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(11,835,045)	3,278,542	4,969,227
Realized gain distributions	-	634,372	2,656,503
Net realized gains (losses)	(11,835,045)	3,912,914	7,625,730
Net change in unrealized appreciation (depreciation)	(98,043,491)	(13,908,792)	(20,923,215)
Net realized and change in unrealized gains (losses)	(109,878,536)	(9,995,878)	(13,297,485)
Increase (decrease) in net assets from operations	$ (95,572,085)	$ (10,051,587)	$ (11,716,665)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses:	AAR Sub-Account	AAS Sub-Account	WTF Sub-Account
	$-	$ 84,969	$1,515
Mortality and expense risk charges	(208,539)	(102,228)	(7,902)
Distribution charges	(25,025)	(12,267)	(948)
Net investment income (loss)	(233,564)	(29,526)	(7,335)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	110,957	467,110	96,881
Realized gain distributions	34,158	-	7,665
Net realized gains (losses)	145,115	467,110	104,546
Net change in unrealized appreciation (depreciation)	361,848	1,165,448	50,871
Net realized and change in unrealized gains (losses)	506,963	1,632,558	155,417
Increase (decrease) in net assets from operations	$273,399	$ 1,603,032	$148,082

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Expenses: Mortality and expense risk charges Distribution charges Net investment income (loss)	USC Sub-Account	AAL Sub-Account
	$101 (1,257) (151)	$ 383,703 (424,579) (50,949)
	(1,307)	(91,825)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	902	(138,076)
Realized gain distributions	6,393	999,590
Net realized gains (losses)	7,295	861,514
Net change in unrealized appreciation (depreciation)	14,123	(2,005,056)
Net realized and change in unrealized gains (losses)	21,418	(1,143,542)
Increase (decrease) in net assets from operations	$20,111	$ (1,235,367)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	AVB Sub-Account		AAA Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$393,966	$ 160,364	$ (993,036)	$ (709,017)(709,017)
Net realized gains (losses)	3,504,978	2,328,756	1,419,361	78,154
Net change in unrealized appreciation/(depreciation)	4,527,560	3,976,713	6,934,531	3,433,744
Increase (decrease) in net assets from operations	8,426,504	6,465,833	7,360,856	2,802,881
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	280,627	1,095,498	512,501	2,266,170
Transfers between Sub-Accounts (including the Fixed Account), net	5,654,349	916,445	48,271,325	11,647,367
Withdrawals, surrenders, annuitizations and contract charges	(7,799,890)	(6,925,266)	(3,503,370)	(1,029,572)
Net accumulation activity	(1,864,914)	(4,913,323)	45,280,456	12,883,965
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(1,864,914)	(4,913,323)	45,280,456	12,883,965
Total increase (decrease) in net assets	6,561,590	1,552,510	52,641,312	15,686,846
Net assets at beginning of year	59,011,011	57,458,501	54,255,262	38,568,416
Net assets at end of year	$ 65,572,601	$ 59,011,011	$ 106,896,574	$ 54,255,262

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	AN4 Sub-Account		IVB Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(85,257)	$(21,311)	$ 2,541,320	$(229,566)
Net realized gains (losses)	200,029	163,001	5,395,068	2,349,872
Net change in unrealized appreciation/(depreciation)	873,062	1,063,094	3,944,056	6,161,231
Increase (decrease) in net assets from operations	987,834	1,204,784	11,880,444	8,281,537
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	48,786	88,873	772,533	661,307
Transfers between Sub-Accounts (including the Fixed Account), net	406,945	(721,977)	(4,727,904)	(971,184)
Withdrawals, surrenders, annuitizations and contract charges	(1,085,916)	(672,275)	(8,394,728)	(8,982,083)
Net accumulation activity	(630,185)	(1,305,379)	(12,350,099)	(9,291,960)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(630,185)	(1,305,379)	(12,350,099)	(9,291,960)
Total increase (decrease) in net assets	357,649	(100,595)	(469,655)	(1,010,423)
Net assets at beginning of year	8,792,098	8,892,693	63,597,746	64,608,169
Net assets at end of year	$ 9,149,747	$ 8,792,098	$ 63,128,091	$ 63,597,746

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	AAU Sub-Account		9XX Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (67,007)	$ (13,411)	$ (5,069,627)	$ (1,498,838)
Net realized gains (losses)	785,315	39,702	53,419,036	16,448,031
Net change in unrealized appreciation/(depreciation)	773,419	59,189	45,174,332	47,154,788
Increase (decrease) in net assets from operations	1,491,727	85,480	93,523,741	62,103,981
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	22,964	625	3,725,468	8,884,136
Transfers between Sub-Accounts (including the Fixed Account), net	6,706,751	1,499,336	(27,871,921)	5,318,879
Withdrawals, surrenders, annuitizations and contract charges	(641,772)	(86,103)	(70,390,862)	(44,803,619)
Net accumulation activity	6,087,943	1,413,858	(94,537,315)	(30,600,604)
Annuitization Activity:
Annuitizations	-	26,968	16,498	118,749
Annuity payments and contract charges	(1,392)	(888)	(11,188)	(9,634)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(741)	(619)	(2,338)	(165)
Net annuitization activity	(2,133)	25,461	2,972	108,950
Net increase (decrease) from contract owner transactions	6,085,810	1,439,319	(94,534,343)	(30,491,654)
Total increase (decrease) in net assets	7,577,537	1,524,799	(1,010,602)	31,612,327
Net assets at beginning of year	1,588,940	64,141	788,739,478	757,127,151
Net assets at end of year	$ 9,166,477	$ 1,588,940	$ 787,728,876	$ 788,739,478

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	NMT Sub-Account		MCC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(568)	$(673)	$ (1,615,180)	$ (1,884,950)
Net realized gains (losses)	1,079	(488)	11,052,755	(1,095,310)
Net change in unrealized appreciation/(depreciation)	15,081	4,865	27,659,481	13,205,888
Increase (decrease) in net assets from operations	15,592	3,704	37,097,056	10,225,628
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	-	862,548	693,113
Transfers between Sub-Accounts (including the Fixed Account), net	(8,333)	719	(19,314,602)	(1,290,228)
Withdrawals, surrenders, annuitizations and contract charges	(1,396)	(1,354)	(14,444,048)	(13,447,533)
Net accumulation activity	(9,729)	(635)	(32,896,102)	(14,044,648)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(3,322)	(2,837)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(1,205)	(435)
Net annuitization activity	-	-	(4,527)	(3,272)
Net increase (decrease) from contract owner transactions	(9,729)	(635)	(32,900,629)	(14,047,920)
Total increase (decrease) in net assets	5,863	3,069	4,196,427	(3,822,292)
Net assets at beginning of year	41,258	38,189	106,744,410	110,566,702
Net assets at end of year	$47,121	$41,258	$ 110,940,837	$ 106,744,410

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	NNG Sub-Account		CMG Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(463)	$(269)	$ (494,404)	$ (382,553)
Net realized gains (losses)	169	76	4,996,418	2,869,542
Net change in unrealized appreciation/(depreciation)	9,181	2,694	4,217,352	452,696
Increase (decrease) in net assets from operations	8,887	2,501	8,719,366	2,939,685
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	-	214,326	253,248
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	(1,191,199)	(204,611)
Withdrawals, surrenders, annuitizations and contract charges	(5)	(5)	(5,771,131)	(2,894,856)
Net accumulation activity	(5)	(5)	(6,748,004)	(2,846,219)
Annuitization Activity:
Annuitizations	-	-	-	55,672
Annuity payments and contract charges	-	-	(2,605)	(1,829)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(1,377)	(1,186)
Net annuitization activity	-	-	(3,982)	52,657
Net increase (decrease) from contract owner transactions	(5)	(5)	(6,751,986)	(2,793,562)
Total increase (decrease) in net assets	8,882	2,496	1,967,380	146,123
Net assets at beginning of year	26,696	24,200	29,316,702	29,170,579
Net assets at end of year	$35,578	$26,696	$ 31,284,082	$ 29,316,702

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	NMI Sub-Account		CSC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (127,372)	$ (85,297)	$(230)	$(210)
Net realized gains (losses)	601,280	583,433	(145)	512
Net change in unrealized appreciation/(depreciation)	1,184,396	1,121,912	6,547	1,043
Increase (decrease) in net assets from operations	1,658,304	1,620,048	6,172	1,345
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	63,275	17,220	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	(725,803)	(1,139,859)	14,346	169
Withdrawals, surrenders, annuitizations and contract charges	(1,112,509)	(1,303,229)	(109)	(62)
Net accumulation activity	(1,775,037)	(2,425,868)	14,237	107
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(1,775,037)	(2,425,868)	14,237	107
Total increase (decrease) in net assets	(116,733)	(805,820)	20,409	1,452
Net assets at beginning of year	9,865,957	10,671,777	15,387	13,935
Net assets at end of year	$ 9,749,224	$ 9,865,957	$35,796	$15,387

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FVB Sub-Account		FL1 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(274,598)	$(104,102)	$ (2,043,632)	$ (1,345,026)
Net realized gains (losses)	8,821,865	8,711,774	28,158,554	19,278,522
Net change in unrealized appreciation/(depreciation)	6,966,114	1,477,953	33,762,988	12,847,970
Increase (decrease) in net assets from operations	15,513,381	10,085,625	59,877,910	30,781,466
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	430,300	1,388,069	1,178,450	1,543,391
Transfers between Sub-Accounts (including the Fixed Account), net	9,484,749	7,592,175	(13,333,664)	(7,944,949)
Withdrawals, surrenders, annuitizations and contract charges	(9,421,104)	(7,836,356)	(31,792,860)	(18,921,164)
Net accumulation activity	493,945	1,143,888	(43,948,074)	(25,322,722)
Annuitization Activity:
Annuitizations	-	-	11,693	107,790
Annuity payments and contract charges	-	-	(9,992)	(7,423)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(2,461)	(729)
Net annuitization activity	-	-	(760)	99,638
Net increase (decrease) from contract owner transactions	493,945	1,143,888	(43,948,834)	(25,223,084)
Total increase (decrease) in net assets	16,007,326	11,229,513	15,929,076	5,558,382
Net assets at beginning of year	87,912,238	76,682,725	226,589,248	221,030,866
Net assets at end of year	$ 103,919,564	$ 87,912,238	$ 242,518,324	$ 226,589,248

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	F10 Sub-Account		F15 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ (22,718)	$ (7,248)	$ (77,190)	$ 11,698
Net realized gains (losses)	490,521	313,914	2,222,125	774,539
Net change in unrealized appreciation/(depreciation)	112,744	218,444	988,561	1,910,427
Increase (decrease) in net assets from operations	580,547	525,110	3,133,496	2,696,664
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,154	5,861	70,160	65,505
Transfers between Sub-Accounts (including the Fixed Account), net	60,937	625,962	(403,051)	(178,517)
Withdrawals, surrenders, annuitizations and contract charges	(1,218,438)	(871,987)	(5,131,965)	(2,650,609)
Net accumulation activity	(1,156,347)	(240,164)	(5,464,856)	(2,763,621)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(1,156,347)	(240,164)	(5,464,856)	(2,763,621)
Total increase (decrease) in net assets	(575,800)	284,946	(2,331,360)	(66,957)
Net assets at beginning of year	5,687,870	5,402,924	28,165,613	28,232,570
Net assets at end of year	$ 5,112,070	$ 5,687,870	$ 25,834,253	$ 28,165,613

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	F20 Sub-Account		FVM Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (50,144)	$12,547	$ (2,264,479)	$ (2,072,845)
Net realized gains (losses)	1,469,476	172,976	31,939,727	14,547,191
Net change in unrealized appreciation/(depreciation)	3,502,768	3,858,316	16,712,825	7,232,838
Increase (decrease) in net assets from operations	4,922,100	4,043,839	46,388,073	19,707,184
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	5,591	70,921	676,832	1,243,666
Transfers between Sub-Accounts (including the Fixed Account), net	650,396	556,370	(20,462,669)	(6,313,670)
Withdrawals, surrenders, annuitizations and contract charges	(3,508,953)	(4,755,446)	(17,978,689)	(17,761,432)
Net accumulation activity	(2,852,966)	(4,128,155)	(37,764,526)	(22,831,436)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(2,640)	(2,122)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(1,095)	(516)
Net annuitization activity	-	-	(3,735)	(2,638)
Net increase (decrease) from contract owner transactions	(2,852,966)	(4,128,155)	(37,768,261)	(22,834,074)
Total increase (decrease) in net assets	2,069,134	(84,316)	8,619,812	(3,126,890)
Net assets at beginning of year	37,000,260	37,084,576	154,665,507	157,792,397
Net assets at end of year	$ 39,069,394	$ 37,000,260	$ 163,285,319	$ 154,665,507

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	SGI Sub-Account		S17 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 16,935	$ (4,319,473)	$5,262,746	$544,172
Net realized gains (losses)	47,763,464	37,846,544	11,690,975	1,764,062
Net change in unrealized appreciation/(depreciation)	2,530,363	24,657,705	(7,049,113)	3,954,939
Increase (decrease) in net assets from operations	50,310,762	58,184,776	9,904,608	6,263,173
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,188,137	3,967,604	515,811	90,390
Transfers between Sub-Accounts (including the Fixed Account), net	(12,547,953)	(21,913,842)	529,888	(1,031,956)
Withdrawals, surrenders, annuitizations and contract charges	(48,739,411)	(37,155,911)	(7,915,483)	(5,421,479)
Net accumulation activity	(59,099,227)	(55,102,149)	(6,869,784)	(6,363,045)
Annuitization Activity:
Annuitizations	27,554	-	-	-
Annuity payments and contract charges	(2,222)	(1,118)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(473)	479	-	-
Net annuitization activity	24,859	(639)	-	-
Net increase (decrease) from contract owner transactions	(59,074,368)	(55,102,788)	(6,869,784)	(6,363,045)
Total increase (decrease) in net assets	(8,763,606)	3,081,988	3,034,824	(99,872)
Net assets at beginning of year	464,766,322	461,684,334	48,525,970	48,625,842
Net assets at end of year	$ 456,002,716	$ 464,766,322	$51,560,794	$48,525,970

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	ISC Sub-Account		AAZ Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 5,584,359	$ 5,680,615	$136,316	$ 118,006
Net realized gains (losses)	5,529,571	3,434,871	52,673	13,653
Net change in unrealized appreciation/(depreciation)	2,574,683	3,034,072	127,949	89,355
Increase (decrease) in net assets from operations	13,688,613	12,149,558	316,938	221,014
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	909,479	924,145	460,614	478,553
Transfers between Sub-Accounts (including the Fixed Account), net	(1,165,202)	7,049,998	(155,367)	531,807
Withdrawals, surrenders, annuitizations and contract charges	(15,921,895)	(14,689,486)	(142,112)	(54,651)
Net accumulation activity	(16,177,618)	(6,715,343)	163,135	955,709
Annuitization Activity:
Annuitizations	12,250	-	-	-
Annuity payments and contract charges	(12,686)	(10,913)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(819)	(774)	-	-
Net annuitization activity	(1,255)	(11,687)	-	-
Net increase (decrease) from contract owner transactions	(16,178,873)	(6,727,030)	163,135	955,709
Total increase (decrease) in net assets	(2,490,260)	5,422,528	480,073	1,176,723
Net assets at beginning of year	121,315,834	115,893,306	2,515,056	1,338,333
Net assets at end of year	$ 118,825,574	$ 121,315,834	$ 2,995,129	$ 2,515,056

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	BBC Sub-Account		FVS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$872	$804	$ (184,929)	$ (381,109)
Net realized gains (losses)	12,994	2,312	6,124,212	3,245,320
Net change in unrealized appreciation/(depreciation)	27,815	12,508	6,850,201	3,311,021
Increase (decrease) in net assets from operations	41,681	15,624	12,789,484	6,175,232
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	5,643	332,375	341,380
Transfers between Sub-Accounts (including the Fixed Account), net	21,432	21,608	879,628	(1,034,147)
Withdrawals, surrenders, annuitizations and contract charges	(3,083)	(2,338)	(6,181,974)	(5,075,549)
Net accumulation activity	18,349	24,913	(4,969,971)	(5,768,316)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(1,914)	(2,165)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	2,206	(382)
Net annuitization activity	-	-	292	(2,547)
Net increase (decrease) from contract owner transactions	18,349	24,913	(4,969,679)	(5,770,863)
Total increase (decrease) in net assets	60,030	40,537	7,819,805	404,369
Net assets at beginning of year	145,875	105,338	39,374,752	38,970,383
Net assets at end of year	$205,905	$145,875	$ 47,194,557	$ 39,374,752

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	BBA Sub-Account		SIC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(3,346)	$(5,296)	$ 1,544,428	$ 1,838,274
Net realized gains (losses)	52,314	9,699	667,271	726,859
Net change in unrealized appreciation/(depreciation)	168,788	90,727	(1,698,773)	1,047,542
Increase (decrease) in net assets from operations	217,756	95,130	512,926	3,612,675
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	566	27,938	582,705	434,002
Transfers between Sub-Accounts (including the Fixed Account), net	15,530	14,972	1,661,262	299,530
Withdrawals, surrenders, annuitizations and contract charges	(11,142)	(8,937)	(5,619,477)	(3,685,102)
Net accumulation activity	4,954	33,973	(3,375,510)	(2,951,570)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	4,954	33,973	(3,375,510)	(2,951,570)
Total increase (decrease) in net assets	222,710	129,103	(2,862,584)	661,105
Net assets at beginning of year	643,132	514,029	35,029,483	34,368,378
Net assets at end of year	$865,842	$643,132	$ 32,166,899	$ 35,029,483

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	BBB Sub-Account		FMS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$20,513	$17,472	$ 919,304	$ 918,595
Net realized gains (losses)	7,414	1,157	23,497,932	(134,007)
Net change in unrealized appreciation/(depreciation)	(18,972)	12,152	32,157,285	28,175,340
Increase (decrease) in net assets from operations	8,955	30,781	56,574,521	28,959,928
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	10,976	18,503	1,126,867	1,371,719
Transfers between Sub-Accounts (including the Fixed Account), net	148,564	168,037	(20,153,341)	(13,412,692)
Withdrawals, surrenders, annuitizations and contract charges	(46,217)	(27,848)	(34,169,549)	(22,525,875)
Net accumulation activity	113,323	158,692	(53,196,023)	(34,566,848)
Annuitization Activity:
Annuitizations	-	-	13,496	-
Annuity payments and contract charges	-	-	(2,380)	(1,790)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(704)	(309)
Net annuitization activity	-	-	10,412	(2,099)
Net increase (decrease) from contract owner transactions	113,323	158,692	(53,185,611)	(34,568,947)
Total increase (decrease) in net assets	122,278	189,473	3,388,910	(5,609,019)
Net assets at beginning of year	378,585	189,112	238,076,966	243,685,985
Net assets at end of year	$500,863	$378,585	$ 241,465,876	$ 238,076,966

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	TDM Sub-Account		FTI Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 57,714	$(132,873)	$ 1,258,955	$ 2,838,518
Net realized gains (losses)	1,405,542	(401,357)	6,845,194	(20,030,110)
Net change in unrealized appreciation/(depreciation)	(2,324,629)	6,065,172	27,659,331	49,374,773
Increase (decrease) in net assets from operations	(861,373)	5,530,942	35,763,480	32,183,181
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	208,643	213,057	1,955,243	1,150,774
Transfers between Sub-Accounts (including the Fixed Account), net	5,422,377	(1,552,201)	(5,562,948)	(14,159,849)
Withdrawals, surrenders, annuitizations and contract charges	(5,845,266)	(6,123,403)	(37,981,647)	(34,194,721)
Net accumulation activity	(214,246)	(7,462,547)	(41,589,352)	(47,203,796)
Annuitization Activity:
Annuitizations	-	-	7,331	-
Annuity payments and contract charges	(777)	(769)	(20,786)	(12,852)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(75)	(181)	(6,448)	(687)
Net annuitization activity	(852)	(950)	(19,903)	(13,539)
Net increase (decrease) from contract owner transactions	(215,098)	(7,463,497)	(41,609,255)	(47,217,335)
Total increase (decrease) in net assets	(1,076,471)	(1,932,555)	(5,845,775)	(15,034,154)
Net assets at beginning of year	44,554,239	46,486,794	192,256,195	207,290,349
Net assets at end of year	$ 43,477,768	$ 44,554,239	$ 186,410,420	$ 192,256,195

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	AAX Sub-Account		FTG Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$186,585	$ 86,668	$ 334,377	$ 95,226
Net realized gains (losses)	47,775	5,596	3,123,665	(1,423,057)
Net change in unrealized appreciation/(depreciation)	(275,145)	143,163	4,866,395	7,040,177
Increase (decrease) in net assets from operations	(40,785)	235,427	8,324,437	5,712,346
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	143,632	56,425	172,734	208,958
Transfers between Sub-Accounts (including the Fixed Account), net	5,233,980	3,908,582	(936,246)	(1,933,861)
Withdrawals, surrenders, annuitizations and contract charges	(1,186,992)	(385,811)	(5,192,098)	(3,140,133)
Net accumulation activity	4,190,620	3,579,196	(5,955,610)	(4,865,036)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	4,190,620	3,579,196	(5,955,610)	(4,865,036)
Total increase (decrease) in net assets	4,149,835	3,814,623	2,368,827	847,310
Net assets at beginning of year	4,125,222	310,599	31,651,870	30,804,560
Net assets at end of year	$ 8,275,057	$ 4,125,222	$ 34,020,697	$ 31,651,870

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	HBF Sub-Account		HVD Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$45,530	$(12,988)	$ 62,542	$ 102,254
Net realized gains (losses)	805,250	324,765	412,800	242,670
Net change in unrealized appreciation/(depreciation)	1,142,166	957,410	303,727	74,135
Increase (decrease) in net assets from operations	1,992,946	1,269,187	779,069	419,059
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	110,372	459,734	1,016	89,217
Transfers between Sub-Accounts (including the Fixed Account), net	(1,963,694)	(20,732)	(46,852)	18,066
Withdrawals, surrenders, annuitizations and contract charges	(1,737,121)	(1,235,280)	(653,145)	(369,251)
Net accumulation activity	(3,590,443)	(796,278)	(698,981)	(261,968)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(3,590,443)	(796,278)	(698,981)	(261,968)
Total increase (decrease) in net assets	(1,597,497)	472,909	80,088	157,091
Net assets at beginning of year	16,579,285	16,106,376	4,528,237	4,371,146
Net assets at end of year	$ 14,981,788	$ 16,579,285	$ 4,608,325	$ 4,528,237

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	HVG Sub-Account		HVI Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$(5,045)	$(9,824)	$21,965	$ 23,408
Net realized gains (losses)	90,866	21,596	167,998	60,960
Net change in unrealized appreciation/(depreciation)	152,446	58,070	15,756	12,330
Increase (decrease) in net assets from operations	238,267	69,842	205,719	96,698
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	640	445	5,880	8,161
Transfers between Sub-Accounts (including the Fixed Account), net	(156,820)	27,527	(75,743)	(47,871)
Withdrawals, surrenders, annuitizations and contract charges	(99,755)	(57,268)	(265,674)	(109,332)
Net accumulation activity	(255,935)	(29,296)	(335,537)	(149,042)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(255,935)	(29,296)	(335,537)	(149,042)
Total increase (decrease) in net assets	(17,668)	40,546	(129,818)	(52,344)
Net assets at beginning of year	848,512	807,966	1,062,389	1,114,733
Net assets at end of year	$830,844	$848,512	$932,571	$ 1,062,389

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	HVE Sub-Account		HVM Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (13,959)	$ (21,857)	$914	$(828)
Net realized gains (losses)	273,826	232,617	24,099	2,027
Net change in unrealized appreciation/(depreciation)	680,035	395,879	(15,488)	5,872
Increase (decrease) in net assets from operations	939,902	606,639	9,525	7,071
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,253	71,629	1	-
Transfers between Sub-Accounts (including the Fixed Account), net	(556,140)	(247,409)	(92,215)	(830)
Withdrawals, surrenders, annuitizations and contract charges	(610,508)	(435,297)	(232)	(864)
Net accumulation activity	(1,162,395)	(611,077)	(92,446)	(1,694)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(1,162,395)	(611,077)	(92,446)	(1,694)
Total increase (decrease) in net assets	(222,493)	(4,438)	(82,921)	5,377
Net assets at beginning of year	4,972,427	4,976,865	82,921	77,544
Net assets at end of year	$ 4,749,934	$ 4,972,427	$-	$82,921

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	HVC Sub-Account		HVS Sub-Account
	December 31, 2013	December 31, 2012	December 31, December 31, 2013 2012

Net investment income (loss)	$(15,386)$	(21,700)	$85,190$	80,118
Net realized gains (losses)	348,809	194,871	38,811	76,492
Net change in unrealized appreciation/(depreciation)	118,520	(9,101)	(396,141)	1,729
Increase (decrease) in net assets from operations	451,943	164,070	(272,140)	158,339
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,204	2,998	100,764	317,187
Transfers between Sub-Accounts (including the Fixed Account), net	(227,480)	360,307	340,773	574,449
Withdrawals, surrenders, annuitizations and contract charges	(309,503)	(103,862)	(820,158)	(605,610)
Net accumulation activity	(535,779)	259,443	(378,621)	286,026
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(535,779)	259,443	(378,621)	286,026
Total increase (decrease) in net assets	(83,836)	423,513	(650,761)	444,365
Net assets at beginning of year	1,690,777	1,267,264	8,869,495	8,425,130
Net assets at end of year	$1,606,941$	1,690,777	$8,218,734$	8,869,495

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	HRS Sub-Account		HVR Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (14,917)	$ (34,248)	$(12,323)	$578
Net realized gains (losses)	112,060	81,842	205,037	54,717
Net change in unrealized appreciation/(depreciation)	79,805	32,670	98,362	23,426
Increase (decrease) in net assets from operations	176,948	80,264	291,076	78,721
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	43,134	-	14,203
Transfers between Sub-Accounts (including the Fixed Account), net	(89,970)	36,028	(150,388)	9,118
Withdrawals, surrenders, annuitizations and contract charges	(213,781)	(200,605)	(92,824)	(78,770)
Net accumulation activity	(303,751)	(121,443)	(243,212)	(55,449)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(303,751)	(121,443)	(243,212)	(55,449)
Total increase (decrease) in net assets	(126,803)	(41,179)	47,864	23,272
Net assets at beginning of year	2,457,433	2,498,612	1,394,690	1,371,418
Net assets at end of year	$ 2,330,630	$ 2,457,433	$1,442,554	$1,394,690

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	HSS Sub-Account		VKC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(65,157)	$(81,478)	$ (93,963)	$(68,587)
Net realized gains (losses)	756,049	512,074	972,308	436,590
Net change in unrealized appreciation/(depreciation)	703,423	595,082	1,439,732	574,660
Increase (decrease) in net assets from operations	1,394,315	1,025,678	2,318,077	942,663
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,923	58,299	100,178	20,917
Transfers between Sub-Accounts (including the Fixed Account), net	(747,605)	(527,647)	3,770,324	(931,545)
Withdrawals, surrenders, annuitizations and contract charges	(599,769)	(469,273)	(896,380)	(403,655)
Net accumulation activity	(1,342,451)	(938,621)	2,974,122	(1,314,283)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(1,342,451)	(938,621)	2,974,122	(1,314,283)
Total increase (decrease) in net assets	51,864	87,057	5,292,199	(371,620)
Net assets at beginning of year	5,102,981	5,015,924	6,119,962	6,491,582
Net assets at end of year	$5,154,845	$5,102,981	$ 11,412,161	$6,119,962

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	VLC Sub-Account		VKU Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(66,717)	$ (36,999)	$ 49,898	$107,898
Net realized gains (losses)	3,804,837	2,503,503	3,182,923	1,079,546
Net change in unrealized appreciation/(depreciation)	5,653,647	1,327,601	12,250,499	4,359,262
Increase (decrease) in net assets from operations	9,391,767	3,794,105	15,483,320	5,546,706
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	212,078	34,134	441,064	1,050,375
Transfers between Sub-Accounts (including the Fixed Account), net	9,987,374	593,476	34,380,361	3,314,936
Withdrawals, surrenders, annuitizations and contract charges	(4,660,050)	(2,489,550)	(6,064,914)	(3,886,302)
Net accumulation activity	5,539,402	(1,861,940)	28,756,511	479,009
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	5,539,402	(1,861,940)	28,756,511	479,009
Total increase (decrease) in net assets	14,931,169	1,932,165	44,239,831	6,025,715
Net assets at beginning of year	24,746,978	22,814,813	57,677,285	51,651,570
Net assets at end of year	$ 39,678,147	$ 24,746,978	$ 101,917,116	$ 57,677,285

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	AI8 Sub-Account		AAY Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (3,896)	$(227)	$ 385,616	$ 36,586
Net realized gains (losses)	26,118	(452)	(212,419)	15,221
Net change in unrealized appreciation/(depreciation)	120,964	8,834	(729,964)	78,384
Increase (decrease) in net assets from operations	143,186	8,155	(556,767)	130,191
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,077	-	381,213	222,715
Transfers between Sub-Accounts (including the Fixed Account), net	1,010,100	166,095	16,635,025	7,089,092
Withdrawals, surrenders, annuitizations and contract charges	(75,241)	(488)	(1,627,592)	(261,408)
Net accumulation activity	935,936	165,607	15,388,646	7,050,399
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	935,936	165,607	15,388,646	7,050,399
Total increase (decrease) in net assets	1,079,122	173,762	14,831,879	7,180,590
Net assets at beginning of year	186,262	12,500	8,892,765	1,712,175
Net assets at end of year	$ 1,265,384	$186,262	$ 23,724,644	$ 8,892,765

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	AAM Sub-Account		LRE Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$(10,435)	$(5,121)	$ (170,782)	$ (82,867)
Net realized gains (losses)	387,777	(29,916)	1,523,972	3,685,876
Net change in unrealized appreciation/(depreciation)	790,127	28,784	(2,794,756)	7,891,581
Increase (decrease) in net assets from operations	1,167,469	(6,253)	(1,441,566)	11,494,590
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,291	20,923	408,449	656,213
Transfers between Sub-Accounts (including the Fixed Account), net	3,092,397	1,173,504	6,086,415	(3,091,587)
Withdrawals, surrenders, annuitizations and contract charges	(249,047)	(42,114)	(6,327,205)	(4,993,488)
Net accumulation activity	2,845,641	1,152,313	167,659	(7,428,862)
Annuitization Activity:
Annuitizations	-	-	3,192	-
Annuity payments and contract charges	-	-	(98)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(64)	-
Net annuitization activity	-	-	3,030	-
Net increase (decrease) from contract owner transactions	2,845,641	1,152,313	170,689	(7,428,862)
Total increase (decrease) in net assets	4,013,110	1,146,060	(1,270,877)	4,065,728
Net assets at beginning of year	1,199,600	53,540	61,330,118	57,264,390
Net assets at end of year	$5,212,710	$1,199,600	$ 60,059,241	$ 61,330,118

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	LA9 Sub-Account		LAV Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (695,270)	$(732,126)	$ (733,799)	$ (541,978)
Net realized gains (losses)	9,543,810	1,755,137	11,448,925	3,080,059
Net change in unrealized appreciation/(depreciation)	3,142,969	4,035,361	3,570,808	1,488,505
Increase (decrease) in net assets from operations	11,991,509	5,058,372	14,285,934	4,026,586
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	274,864	486,447	559,561	193,071
Transfers between Sub-Accounts (including the Fixed Account), net	(4,519,247)	(811,356)	6,180,923	(3,146,582)
Withdrawals, surrenders, annuitizations and contract charges	(6,990,773)	(6,125,927)	(6,494,069)	(4,919,359)
Net accumulation activity	(11,235,156)	(6,450,836)	246,415	(7,872,870)
Annuitization Activity:
Annuitizations	-	-	6,204	-
Annuity payments and contract charges	(2,521)	(1,953)	(194)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(424)	(36)	(135)	-
Net annuitization activity	(2,945)	(1,989)	5,875	-
Net increase (decrease) from contract owner transactions	(11,238,101)	(6,452,825)	252,290	(7,872,870)
Total increase (decrease) in net assets	753,408	(1,394,453)	14,538,224	(3,846,284)
Net assets at beginning of year	40,130,308	41,524,761	42,125,655	45,971,939
Net assets at end of year	$ 40,883,716	$ 40,130,308	$ 56,663,879	$ 42,125,655

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss) Net realized gains (losses) Net change in unrealized appreciation/(depreciation) Increase (decrease) in net assets from operations	GGC Sub-Account		GGE Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 5,543,151 473,391 24,826,971	$ - - -	$ 5,959,245 712,266 32,324,726	$ - - -
	30,843,513	-	38,996,237	-
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,055,109	-	2,384,972	-
Transfers between Sub-Accounts (including the Fixed Account), net	438,485,162	-	579,019,905	-
Withdrawals, surrenders, annuitizations and contract charges	(23,518,597)	-	(38,196,053)	-
Net accumulation activity	419,021,674	-	543,208,824	-
Annuitization Activity:
Annuitizations	45,516	-	7,190	-
Annuity payments and contract charges	(242,124)	-	(5,900)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(282,852)	-	(8,044)	-
Net annuitization activity	(479,460)	-	(6,754)	-
Net increase (decrease) from contract owner transactions	418,542,214	-	543,202,070	-
Total increase (decrease) in net assets	449,385,727	-	582,198,307	-
Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 449,385,727	$ -	$ 582,198,307	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FFL Sub-Account		TEG Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (1,627,663)	$ (682,619)	$ (278,111)	$(76,952)
Net realized gains (losses)	4,663,394	91,748	1,149,209	24,675
Net change in unrealized appreciation/(depreciation)	38,324,639	3,107,098	4,528,837	340,498
Increase (decrease) in net assets from operations	41,360,370	2,516,227	5,399,935	288,221
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,744,271	629,137	217,447	76,036
Transfers between Sub-Accounts (including the Fixed Account), net	(3,137,135)	128,736,650	9,933	17,865,395
Withdrawals, surrenders, annuitizations and contract charges	(16,127,423)	(5,199,469)	(2,775,072)	(878,631)
Net accumulation activity	(17,520,287)	124,166,318	(2,547,692)	17,062,800
Annuitization Activity:
Annuitizations	66,800	-	-	-
Annuity payments and contract charges	(102,743)	(31,134)	(2,677)	(789)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(113,829)	(293,190)	403	(725)
Net annuitization activity	(149,772)	(324,324)	(2,274)	(1,514)
Net increase (decrease) from contract owner transactions	(17,670,059)	123,841,994	(2,549,966)	17,061,286
Total increase (decrease) in net assets	23,690,311	126,358,221	2,849,969	17,349,507
Net assets at beginning of year	126,358,221	-	17,349,507	-
Net assets at end of year	$ 150,048,532	$ 126,358,221	$ 20,199,476	$ 17,349,507

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	FFJ Sub-Account		FFK Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (320,563)	$(104,586)	$ (714,142)(714,142)	$ (95,735)(95,735)
Net realized gains (losses)	869,937	15,144	2,557,701	20,828
Net change in unrealized appreciation/(depreciation)	6,178,058	667,058	11,057,386	990,941
Increase (decrease) in net assets from operations	6,727,432	577,616	12,900,945	916,034
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	330,641	56,872	580,124	103,139
Transfers between Sub-Accounts (including the Fixed Account), net	1,240,620	19,377,898	(5,140,623)	42,001,261
Withdrawals, surrenders, annuitizations and contract charges	(2,539,900)	(953,361)	(6,225,298)	(1,299,163)
Net accumulation activity	(968,639)	18,481,409	(10,785,797)	40,805,237
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(7,958)	(2,853)	(860)	(113)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	2,717	(10,272)	1,166	(1,732)
Net annuitization activity	(5,241)	(13,125)	306	(1,845)
Net increase (decrease) from contract owner transactions	(973,880)	18,468,284	(10,785,491)	40,803,392
Total increase (decrease) in net assets	5,753,552	19,045,900	2,115,454	41,719,426
Net assets at beginning of year	19,045,900	-	41,719,426	-
Net assets at end of year	$ 24,799,452	$ 19,045,900	$ 43,834,880	$ 41,719,426

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	TND Sub-Account		AAN Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (259,133)	$ (14,385)	$ (4,607,597)	$(893,330)
Net realized gains (losses)	1,232,272	3,655	403,276	123,281
Net change in unrealized appreciation/(depreciation)	4,158,655	467,705	(20,956,209)	26,624
Increase (decrease) in net assets from operations	5,131,794	456,975	(25,160,530)	(743,425)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	135,207	383	3,700,543	1,092,689
Transfers between Sub-Accounts (including the Fixed Account), net	1,450,898	12,841,128	(31,958,072)	911,050,849
Withdrawals, surrenders, annuitizations and contract charges	(1,689,669)	(28,048)	(75,226,163)	(5,947,268)
Net accumulation activity	(103,564)	12,813,463	(103,483,692)	906,196,270
Annuitization Activity:
Annuitizations	-	-	19,845	-
Annuity payments and contract charges	(2,198)	-	(10,890)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(87)	87	(11,010)	(3,803)
Net annuitization activity	(2,285)	87	(2,055)	(3,803)
Net increase (decrease) from contract owner transactions	(105,849)	12,813,550	(103,485,747)	906,192,467
Total increase (decrease) in net assets	5,025,945	13,270,525	(128,646,277)	905,449,042
Net assets at beginning of year	13,270,525	-	907,744,211	2,295,169
Net assets at end of year	$ 18,296,470	$ 13,270,525	$ 779,097,934	$ 907,744,211

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FFN Sub-Account		FFO Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (3,055,231)	$(239,748)	$ (1,599,410)(1,599,410)	$ (301,345)(301,345)
Net realized gains (losses)	10,178,162	14,507	13,165,421	27,168
Net change in unrealized appreciation/(depreciation)	50,650,097	2,532,817	66,721,787	1,651,095
Increase (decrease) in net assets from operations	57,773,028	2,307,576	78,287,798	1,376,918
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	793,739	76,609	2,296,650	105,536
Transfers between Sub-Accounts (including the Fixed Account), net	(28,772,638)	218,975,427	(30,926,410)	265,953,372
Withdrawals, surrenders, annuitizations and contract charges	(32,028,510)	(1,544,515)	(44,308,472)	(3,304,821)
Net accumulation activity	(60,007,409)	217,507,521	(72,938,232)	262,754,087
Annuitization Activity:
Annuitizations	5,602	-	21,536	-
Annuity payments and contract charges	(3,366)	-	(23,231)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	29	392	(6,110)	(3,801)
Net annuitization activity	2,265	392	(7,805)	(3,801)
Net increase (decrease) from contract owner transactions	(60,005,144)	217,507,913	(72,946,037)	262,750,286
Total increase (decrease) in net assets	(2,232,116)	219,815,489	5,341,761	264,127,204
Net assets at beginning of year	219,815,489	-	264,127,204	-
Net assets at end of year	$ 217,583,373	$ 219,815,489	$ 269,468,965	$ 264,127,204

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss) Net realized gains (losses) Net change in unrealized appreciation/(depreciation) Increase (decrease) in net assets from operations	FFP Sub-Account		MIT Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ (90,687) 789,436 3,223,454	$ (14,136) 1,463 81,326 81,326 81,326	$ 1,912,095 17,335,109 72,996,931	$ 724,118 10,753,228 26,950,875 3,223,454$ 724,11810,753950,875
	3,922,203	68,653	92,244,135	38,428,221
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	26,539	-	5,316,240	5,457,367
Transfers between Sub-Accounts (including the Fixed Account), net	(1,651,129)	12,948,518	(6,600,010)	(8,394,173)
Withdrawals, surrenders, annuitizations and contract charges	(1,475,663)	(54,915)	(39,585,523)	(39,443,794)
Net accumulation activity	(3,100,253)	12,893,603	(40,869,293)	(42,380,600)
Annuitization Activity:
Annuitizations	-	-	161,246	119,926
Annuity payments and contract charges	-	-	(283,282)	(197,561)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(442,851)	(163,485)
Net annuitization activity	-	-	(564,887)	(241,120)
Net increase (decrease) from contract owner transactions	(3,100,253)	12,893,603	(41,434,180)	(42,621,720)
Total increase (decrease) in net assets	821,950	12,962,256	50,809,955	(4,193,499)
Net assets at beginning of year	12,962,256	-	284,268,803	288,462,302
Net assets at end of year	$ 13,784,206	$ 12,962,256	$ 335,078,758	$ 284,268,803

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MFL Sub-Account		BDS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 3,820	$(478,813)	$ 2,253,158	$3,176,416
Net realized gains (losses)	7,742,467	2,321,826	5,678,529	2,413,929
Net change in unrealized appreciation/(depreciation)	28,108,779	14,941,342	(9,502,108)	2,936,535
Increase (decrease) in net assets from operations	35,855,066	16,784,355	(1,570,421)	8,526,880
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,289,681	938,588	1,978,498	2,128,341
Transfers between Sub-Accounts (including the Fixed Account), net	(13,944,829)	(6,987,864)	(5,617,288)	8,390,202
Withdrawals, surrenders, annuitizations and contract charges	(23,297,776)	(23,163,434)	(13,242,407)	(15,010,646)
Net accumulation activity	(35,952,924)	(29,212,710)	(16,881,197)	(4,492,103)
Annuitization Activity:
Annuitizations	-	-	22,711	208,063
Annuity payments and contract charges	(11,237)	(9,449)	(55,396)	(45,817)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(4,132)	2,241	(29,292)	(27,947)
Net annuitization activity	(15,369)	(7,208)	(61,977)	134,299
Net increase (decrease) from contract owner transactions	(35,968,293)	(29,219,918)	(16,943,174)	(4,357,804)
Total increase (decrease) in net assets	(113,227)	(12,435,563)	(18,513,595)	4,169,076
Net assets at beginning of year	121,965,691	134,401,254	93,350,707	89,181,631
Net assets at end of year	$ 121,852,464	$ 121,965,691	$ 74,837,112	$ 93,350,707

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MF7 Sub-Account		RGS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 4,257,160	$ 4,839,509	$(482,349)	$(658,583)
Net realized gains (losses)	6,681,349	4,526,470	2,041,557	(1,263,863)
Net change in unrealized appreciation/(depreciation)	(14,868,107)	4,655,088	28,241,500	15,285,372
Increase (decrease) in net assets from operations	(3,929,598)	14,021,067	29,800,708	13,362,926
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,504,743	1,939,743	1,591,894	1,302,502
Transfers between Sub-Accounts (including the Fixed Account), net	36,582,821	15,905,275	(60,943)	(1,829,140)
Withdrawals, surrenders, annuitizations and contract charges	(23,420,069)	(18,908,003)	(12,167,271)	(11,602,665)
Net accumulation activity	15,667,495	(1,062,985)	(10,636,320)	(12,129,303)
Annuitization Activity:
Annuitizations	17,306	-	93,787	14,154
Annuity payments and contract charges	(975)	-	(38,347)	(36,823)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(290)	1,506	(60,270)	(21,056)
Net annuitization activity	16,041	1,506	(4,830)	(43,725)
Net increase (decrease) from contract owner transactions	15,683,536	(1,061,479)	(10,641,150)	(12,173,028)
Total increase (decrease) in net assets	11,753,938	12,959,588	19,159,558	1,189,898
Net assets at beginning of year	166,516,251	153,556,663	95,519,770	94,329,872
Net assets at end of year	$ 178,270,189	$ 166,516,251	$ 114,679,328	$ 95,519,770

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	RG1 Sub-Account		EME Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (410,815)(410,815)	$ (434,763)	$ 40,092	$(127,699)
Net realized gains (losses)	5,158,867	2,251,343	(527,085)	(1,718,908)
Net change in unrealized appreciation/(depreciation)	7,646,574	3,223,664	(1,848,972)	7,697,619
Increase (decrease) in net assets from operations	12,394,626	5,040,244	(2,335,965)	5,851,012
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	212,965	254,528	563,376	1,143,986
Transfers between Sub-Accounts (including the Fixed Account), net	2,397,162	2,250,802	99,743	(1,460,871)
Withdrawals, surrenders, annuitizations and contract charges	(6,586,203)	(3,311,160)	(3,548,785)	(6,568,985)
Net accumulation activity	(3,976,076)	(805,830)	(2,885,666)	(6,885,870)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	(946)	(31,330)	(31,717)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	4,808	10,634	(28,819)
Net annuitization activity	-	3,862	(20,696)	(60,536)
Net increase (decrease) from contract owner transactions	(3,976,076)	(801,968)	(2,906,362)	(6,946,406)
Total increase (decrease) in net assets	8,418,550	4,238,276	(5,242,327)	(1,095,394)
Net assets at beginning of year	39,795,981	35,557,705	35,575,216	36,670,610
Net assets at end of year	$ 48,214,531	$ 39,795,981	$ 30,332,889	$ 35,575,216

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	EM1 Sub-Account		GGS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$(75,350)	$ (268,268)	$ (284,413)(284,413)	$ 362,383
Net realized gains (losses)	(403,919)	1,270,656	(80,953)	209,765
Net change in unrealized appreciation/(depreciation)	(1,718,244)	4,216,161	(1,078,169)	(750,677)
Increase (decrease) in net assets from operations	(2,197,513)	5,218,549	(1,443,535)	(178,529)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	222,142	261,734	152,210	745,359
Transfers between Sub-Accounts (including the Fixed Account), net	1,574,359	(952,508)	(393,493)	306,264
Withdrawals, surrenders, annuitizations and contract charges	(3,294,550)	(3,439,632)	(3,468,883)	(3,837,779)
Net accumulation activity	(1,498,049)	(4,130,406)	(3,710,166)	(2,786,156)
Annuitization Activity:
Annuitizations	-	7,355	-	-
Annuity payments and contract charges	(1,495)	(1,387)	(8,919)	(11,137)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(63)	(87)	(4,196)	(2,625)
Net annuitization activity	(1,558)	5,881	(13,115)	(13,762)
Net increase (decrease) from contract owner transactions	(1,499,607)	(4,124,525)	(3,723,281)	(2,799,918)
Total increase (decrease) in net assets	(3,697,120)	1,094,024	(5,166,816)	(2,978,447)
Net assets at beginning of year	33,553,289	32,459,265	23,029,564	26,008,011
Net assets at end of year	$ 29,856,169	$ 33,553,289	$ 17,862,748	$ 23,029,564

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	GG1 Sub-Account		GGR Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(44,832)	$22,216	$ (413,958)	$ (388,037)(388,037)
Net realized gains (losses)	(1,685)	49,262	3,722,435	3,139,130
Net change in unrealized appreciation/(depreciation)	(132,768)	(98,526)	6,723,086	6,472,790
Increase (decrease) in net assets from operations	(179,285)	(27,048)	10,031,563	9,223,883
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	58,656	102,155	630,015	527,793
Transfers between Sub-Accounts (including the Fixed Account), net	830,643	155,703	(592,792)	(1,074,426)
Withdrawals, surrenders, annuitizations and contract charges	(422,512)	(585,378)	(7,257,020)	(7,788,260)
Net accumulation activity	466,787	(327,520)	(7,219,797)	(8,334,893)
Annuitization Activity:
Annuitizations	-	6,929	-	9,751
Annuity payments and contract charges	(1,305)	(1,305)	(47,952)	(43,633)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(55)	1,467	(65,472)	(33,135)
Net annuitization activity	(1,360)	7,091	(113,424)	(67,017)
Net increase (decrease) from contract owner transactions	465,427	(320,429)	(7,333,221)	(8,401,910)
Total increase (decrease) in net assets	286,142	(347,477)	2,698,342	821,973
Net assets at beginning of year	2,246,301	2,593,778	54,517,556	53,695,583
Net assets at end of year	$2,532,443	$2,246,301	$ 57,215,898	$ 54,517,556

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	GG2 Sub-Account		RES Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (38,117)	$(37,730)	$ 187,627	$ 187,767
Net realized gains (losses)	261,251	167,709	4,922,451	3,065,876
Net change in unrealized appreciation/(depreciation)	316,209	382,139	18,341,571	12,958,955
Increase (decrease) in net assets from operations	539,343	512,118	23,451,649	16,212,598
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	6,333	16,775	1,510,340	1,739,929
Transfers between Sub-Accounts (including the Fixed Account), net	641,780	240,866	(1,709,255)	(3,416,966)
Withdrawals, surrenders, annuitizations and contract charges	(729,752)	(703,840)	(14,497,901)	(14,773,965)
Net accumulation activity	(81,639)	(446,199)	(14,696,816)	(16,451,002)
Annuitization Activity:
Annuitizations	-	-	49,280	19,288
Annuity payments and contract charges	(1,611)	(1,942)	(99,733)	(81,373)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	1,930	(348)	(131,797)	(58,875)
Net annuitization activity	319	(2,290)	(182,250)	(120,960)
Net increase (decrease) from contract owner transactions	(81,320)	(448,489)	(14,879,066)	(16,571,962)
Total increase (decrease) in net assets	458,023	63,629	8,572,583	(359,364)
Net assets at beginning of year	3,076,199	3,012,570	112,011,193	112,370,557
Net assets at end of year	$ 3,534,222	$ 3,076,199	$ 120,583,776	$ 112,011,193

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	RE1 Sub-Account		GTR Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(36,672)	$ (35,744)	$ 802,743	$ 344,156
Net realized gains (losses)	1,810,878	637,091	(588,860)	(1,630,286)
Net change in unrealized appreciation/(depreciation)	347,323	1,136,523	4,740,693	6,799,075
Increase (decrease) in net assets from operations	2,121,529	1,737,870	4,954,576	5,512,945
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	136,540	179,492	1,074,033	1,168,062
Transfers between Sub-Accounts (including the Fixed Account), net	(924,725)	(473,121)	1,914,349	(1,538,827)
Withdrawals, surrenders, annuitizations and contract charges	(3,043,547)	(2,062,213)	(7,222,344)	(9,650,002)
Net accumulation activity	(3,831,732)	(2,355,842)	(4,233,962)	(10,020,767)
Annuitization Activity:
Annuitizations	-	-	43,867	123,704
Annuity payments and contract charges	-	(629)	(85,285)	(78,785)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	101	1,196	(40,462)	(53,435)
Net annuitization activity	101	567	(81,880)	(8,516)
Net increase (decrease) from contract owner transactions	(3,831,631)	(2,355,275)	(4,315,842)	(10,029,283)
Total increase (decrease) in net assets	(1,710,102)	(617,405)	638,734	(4,516,338)
Net assets at beginning of year	11,694,232	12,311,637	69,236,431	73,752,769
Net assets at end of year	$9,984,130	$ 11,694,232	$ 69,875,165	$ 69,236,431

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	GT2 Sub-Account		GSS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 6,768,060	$ 1,620,924	$ 1,045,459	$ 2,716,415
Net realized gains (losses)	12,472,843	3,995,407	2,251,587	4,063,049
Net change in unrealized appreciation/(depreciation)	42,239,298	60,288,697	(8,996,997)	(5,047,711)
Increase (decrease) in net assets from operations	61,480,201	65,905,028	(5,699,951)	1,731,753
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,199,831	16,377,113	2,606,706	2,493,731
Transfers between Sub-Accounts (including the Fixed Account), net	(26,115,642)	21,149,616	(2,641,385)	6,322,531
Withdrawals, surrenders, annuitizations and contract charges	(39,696,997)	(38,720,043)	(20,354,250)	(20,155,299)
Net accumulation activity	(61,612,808)	(1,193,314)	(20,388,929)	(11,339,037)
Annuitization Activity:
Annuitizations	37,286	-	21,553	50,666
Annuity payments and contract charges	(2,091)	(3,552)	(133,742)	(116,723)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(643)	1,559	9,699	12,293
Net annuitization activity	34,552	(1,993)	(102,490)	(53,764)
Net increase (decrease) from contract owner transactions	(61,578,256)	(1,195,307)	(20,491,419)	(11,392,801)
Total increase (decrease) in net assets	(98,055)	64,709,721	(26,191,370)	(9,661,048)
Net assets at beginning of year	933,129,242	868,419,521	153,265,951	162,926,999
Net assets at end of year	$ 933,031,187	$ 933,129,242	$ 127,074,581	$ 153,265,951

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MFK Sub-Account		HYS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$920,828	$ 4,409,257	$821,923	$ 4,841,916
Net realized gains (losses)	3,618,518	7,984,898	3,911,722	1,689,107
Net change in unrealized appreciation/(depreciation)	(20,265,338)	(10,113,595)	(474,695)	4,744,262
Increase (decrease) in net assets from operations	(15,725,992)	2,280,560	4,258,950	11,275,285
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,900,919	4,535,442	1,440,310	1,098,363
Transfers between Sub-Accounts (including the Fixed Account), net	15,604,388	23,684,097	(168,982)	3,283,516
Withdrawals, surrenders, annuitizations and contract charges	(53,316,760)	(44,549,024)	(11,688,137)	(10,592,675)
Net accumulation activity	(34,811,453)	(16,329,485)	(10,416,809)	(6,210,796)
Annuitization Activity:
Annuitizations	61,383	12,099	-	-
Annuity payments and contract charges	(32,868)	(25,746)	(102,862)	(72,202)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(5,463)	(4,071)	(57,377)	(107,809)
Net annuitization activity	23,052	(17,718)	(160,239)	(180,011)
Net increase (decrease) from contract owner transactions	(34,788,401)	(16,347,203)	(10,577,048)	(6,390,807)
Total increase (decrease) in net assets	(50,514,393)	(14,066,643)	(6,318,098)	4,884,478
Net assets at beginning of year	365,299,829	379,366,472	91,984,284	87,099,806
Net assets at end of year	$ 314,785,436	$ 365,299,829	$ 85,666,186	$ 91,984,284

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MFC Sub-Account		IGS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 343,607	$ 3,248,707	$ (62,646)(62,646)	$(235,787)
Net realized gains (losses)	7,614,753	3,279,450	(1,033,784)	(3,684,701)
Net change in unrealized appreciation/(depreciation)	(4,066,467)	1,975,511	7,208,807	12,733,313
Increase (decrease) in net assets from operations	3,891,893	8,503,668	6,112,377	8,812,825
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,324,907	1,024,667	764,962	655,630
Transfers between Sub-Accounts (including the Fixed Account), net	(1,602,285)	28,922,125	578,939	(2,625,767)
Withdrawals, surrenders, annuitizations and contract charges	(15,249,192)	(12,506,280)	(5,651,379)	(6,101,708)
Net accumulation activity	(15,526,570)	17,440,512	(4,307,478)	(8,071,845)
Annuitization Activity:
Annuitizations	2,622	7,108	-	-
Annuity payments and contract charges	(12,054)	(10,422)	(23,333)	(19,924)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(3,104)	(2,313)	(4,211)	(18,523)
Net annuitization activity	(12,536)	(5,627)	(27,544)	(38,447)
Net increase (decrease) from contract owner transactions	(15,539,106)	17,434,885	(4,335,022)	(8,110,292)
Total increase (decrease) in net assets	(11,647,213)	25,938,553	1,777,355	702,533
Net assets at beginning of year	98,934,341	72,995,788	51,736,851	51,034,318
Net assets at end of year	$ 87,287,128	$ 98,934,341	$ 53,514,206	$ 51,736,851

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	IG1 Sub-Account		MII Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (124,697)	$(211,089)	$ 45,106	$ 51,291
Net realized gains (losses)	536,656	(260,949)	339,627	(1,350,849)
Net change in unrealized appreciation/(depreciation)	2,301,280	4,499,986	10,933,356	7,517,261
Increase (decrease) in net assets from operations	2,713,239	4,027,948	11,318,089	6,217,703
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	156,789	200,706	723,840	517,765
Transfers between Sub-Accounts (including the Fixed Account), net	935,054	(2,315,832)	827,409	(2,345,517)
Withdrawals, surrenders, annuitizations and contract charges	(1,888,881)	(2,904,766)	(5,437,842)	(5,627,709)
Net accumulation activity	(797,038)	(5,019,892)	(3,886,593)	(7,455,461)
Annuitization Activity:
Annuitizations	-	10,729	11,890	68,946
Annuity payments and contract charges	(2,514)	(2,101)	(50,504)	(37,210)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(142)	656	(45,557)	(16,993)
Net annuitization activity	(2,656)	9,284	(84,171)	14,743
Net increase (decrease) from contract owner transactions	(799,694)	(5,010,608)	(3,970,764)	(7,440,718)
Total increase (decrease) in net assets	1,913,545	(982,660)	7,347,325	(1,223,015)
Net assets at beginning of year	23,166,934	24,149,594	44,954,741	46,177,756
Net assets at end of year	$ 25,080,479	$ 23,166,934	$ 52,302,066	$ 44,954,741

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MI1 Sub-Account		MIS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(523,866)	$(473,284)	$ (2,437,969)(2,437,969)	$ (3,337,912)
Net realized gains (losses)	3,608,736	(4,710,450)	19,446,367	12,387,867
Net change in unrealized appreciation/(depreciation)	31,771,984	25,903,129	69,853,794	38,925,130
Increase (decrease) in net assets from operations	34,856,854	20,719,395	86,862,192	47,975,085
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	713,741	1,014,979	4,713,214	4,379,014
Transfers between Sub-Accounts (including the Fixed Account), net	(5,806,409)	(11,063,652)	(7,478,553)	(10,252,388)
Withdrawals, surrenders, annuitizations and contract charges	(18,691,502)	(21,877,058)	(41,202,988)	(39,384,323)
Net accumulation activity	(23,784,170)	(31,925,731)	(43,968,327)	(45,257,697)
Annuitization Activity:
Annuitizations	-	-	124,380	113,570
Annuity payments and contract charges	(3,404)	(2,812)	(418,221)	(324,891)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(965)	(597)	(131,292)	(57,229)
Net annuitization activity	(4,369)	(3,409)	(425,133)	(268,550)
Net increase (decrease) from contract owner transactions	(23,788,539)	(31,929,140)	(44,393,460)	(45,526,247)
Total increase (decrease) in net assets	11,068,315	(11,209,745)	42,468,732	2,448,838
Net assets at beginning of year	146,947,171	158,156,916	323,460,136	321,011,298
Net assets at end of year	$ 158,015,486	$ 146,947,171	$ 365,928,868	$ 323,460,136

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	M1B Sub-Account		MMS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(571,475)	$(739,859)	$ (1,150,416)(1,150,416)	$ (1,228,458)(1,228,458)
Net realized gains (losses)	4,071,099	2,118,772	(2)	(5)
Net change in unrealized appreciation/(depreciation)	8,105,929	5,437,176	-	-
Increase (decrease) in net assets from operations	11,605,553	6,816,089	(1,150,418)	(1,228,463)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	917,878	560,402	4,542,162	4,732,035
Transfers between Sub-Accounts (including the Fixed Account), net	13,792	(1,561,034)	20,927,888	18,627,542
Withdrawals, surrenders, annuitizations and contract charges	(7,637,697)	(8,993,045)	(34,171,888)	(32,339,624)
Net accumulation activity	(6,706,027)	(9,993,677)	(8,701,838)	(8,980,047)
Annuitization Activity:
Annuitizations	7,199	17,529	16,892	73,240
Annuity payments and contract charges	(6,083)	(8,151)	(146,698)	(178,051)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(240)	713	(5,924)	24,572
Net annuitization activity	876	10,091	(135,730)	(80,239)
Net increase (decrease) from contract owner transactions	(6,705,151)	(9,983,586)	(8,837,568)	(9,060,286)
Total increase (decrease) in net assets	4,900,402	(3,167,497)	(9,987,986)	(10,288,749)
Net assets at beginning of year	45,257,479	48,424,976	85,734,713	96,023,462
Net assets at end of year	$ 50,157,881	$ 45,257,479	$ 75,746,727	$ 85,734,713

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MM1 Sub-Account		NWD Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (4,103,399)	$ (2,147,580)	$ (951,838)(951,838)	$(858,375)
Net realized gains (losses)	-	(11)	4,893,967	6,917,795
Net change in unrealized appreciation/(depreciation)	-	-	17,538,848	4,289,234
Increase (decrease) in net assets from operations	(4,103,399)	(2,147,591)	21,480,977	10,348,654
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,930,920	1,535,197	1,072,789	627,004
Transfers between Sub-Accounts (including the Fixed Account), net	91,526,435	207,630,983	(1,523,283)	(1,393,001)
Withdrawals, surrenders, annuitizations and contract charges	(136,063,036)	(56,892,418)	(7,557,454)	(6,566,641)
Net accumulation activity	(40,605,681)	152,273,762	(8,007,948)	(7,332,638)
Annuitization Activity:
Annuitizations	16,785	-	-	3,520
Annuity payments and contract charges	(47,137)	(15,080)	(24,800)	(17,311)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(6,571)	(506)	(8,161)	(25,205)
Net annuitization activity	(36,923)	(15,586)	(32,961)	(38,996)
Net increase (decrease) from contract owner transactions	(40,642,604)	152,258,176	(8,040,909)	(7,371,634)
Total increase (decrease) in net assets	(44,746,003)	150,110,585	13,440,068	2,977,020
Net assets at beginning of year	273,733,380	123,622,795	57,662,794	54,685,774
Net assets at end of year	$ 228,987,377	$ 273,733,380	$ 71,102,862	$ 57,662,794

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	M1A Sub-Account		RIS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (1,003,746)(1,003,746)	$ (1,049,944)	$ (1,049,944)(243,347)	$217,222
Net realized gains (losses)	12,076,175	9,737,638	(1,482,856)	(2,942,732)
Net change in unrealized appreciation/(depreciation)	8,229,830	2,319,685	6,991,163	7,225,766
Increase (decrease) in net assets from operations	19,302,259	11,007,379	5,264,960	4,500,256
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	865,242	374,172	677,456	280,570
Transfers between Sub-Accounts (including the Fixed Account), net	(8,306,209)	(2,514,774)	(539,347)	(1,255,259)
Withdrawals, surrenders, annuitizations and contract charges	(11,070,244)	(10,929,796)	(3,305,483)	(3,789,336)
Net accumulation activity	(18,511,211)	(13,070,398)	(3,167,374)	(4,764,025)
Annuitization Activity:
Annuitizations	-	10,730	-	3,135
Annuity payments and contract charges	(10,535)	(7,817)	(15,942)	(14,485)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(3,100)	3,820	(12,732)	(4,893)
Net annuitization activity	(13,635)	6,733	(28,674)	(16,243)
Net increase (decrease) from contract owner transactions	(18,524,846)	(13,063,665)	(3,196,048)	(4,780,268)
Total increase (decrease) in net assets	777,413	(2,056,286)	2,068,912	(280,012)
Net assets at beginning of year	58,254,104	60,310,390	32,226,095	32,506,107
Net assets at end of year	$ 59,031,517	$ 58,254,104	$ 34,295,007	$ 32,226,095

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	RI1 Sub-Account		SIS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (1,040,727)(1,040,727)	$197,689	$ 627,850	$ 1,539,325
Net realized gains (losses)	1,320,729	(9,502,774)	1,250,604	108,198
Net change in unrealized appreciation/(depreciation)	12,990,224	21,674,933	(1,919,246)	1,668,943
Increase (decrease) in net assets from operations	13,270,226	12,369,848	(40,792)	3,316,466
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	542,667	499,659	1,258,055	330,194
Transfers between Sub-Accounts (including the Fixed Account), net	(64,474)	(5,159,934)	957,248	4,669,484
Withdrawals, surrenders, annuitizations and contract charges	(14,072,893)	(12,988,326)	(6,187,419)	(3,698,418)
Net accumulation activity	(13,594,700)	(17,648,601)	(3,972,116)	1,301,260
Annuitization Activity:
Annuitizations	-	-	38,430	-
Annuity payments and contract charges	(3,439)	(2,979)	(32,570)	(22,849)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(165)	(194)	(24,547)	10,683
Net annuitization activity	(3,604)	(3,173)	(18,687)	(12,166)
Net increase (decrease) from contract owner transactions	(13,598,304)	(17,651,774)	(3,990,803)	1,289,094
Total increase (decrease) in net assets	(328,078)	(5,281,926)	(4,031,595)	4,605,560
Net assets at beginning of year	84,955,119	90,237,045	41,521,964	36,916,404
Net assets at end of year	$ 84,627,041	$ 84,955,119	$ 37,490,369	$ 41,521,964

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	SI1 Sub-Account		TEC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 104,072	$327,429	$(198,041)	$ (217,483)
Net realized gains (losses)	226,226	245,828	1,295,852	1,356,958
Net change in unrealized appreciation/(depreciation)	(371,594)	198,331	2,896,879	632,920
Increase (decrease) in net assets from operations	(41,296)	771,588	3,994,690	1,772,395
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	241,203	214,845	260,471	99,616
Transfers between Sub-Accounts (including the Fixed Account), net	168,880	105,624	(360,891)	(291,391)
Withdrawals, surrenders, annuitizations and contract charges	(1,624,557)	(2,628,428)	(1,474,980)	(3,181,285)
Net accumulation activity	(1,214,474)	(2,307,959)	(1,575,400)	(3,373,060)
Annuitization Activity:
Annuitizations	-	-	-	32,912
Annuity payments and contract charges	-	(4,190)	(7,256)	(5,869)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	2,633	(3,800)	(2,058)
Net annuitization activity	-	(1,557)	(11,056)	24,985
Net increase (decrease) from contract owner transactions	(1,214,474)	(2,309,516)	(1,586,456)	(3,348,075)
Total increase (decrease) in net assets	(1,255,770)	(1,537,928)	2,408,234	(1,575,680)
Net assets at beginning of year	8,481,632	10,019,560	13,006,405	14,582,085
Net assets at end of year	$ 7,225,862	$ 8,481,632	$ 15,414,639	$ 13,006,405

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	TE1 Sub-Account		TRS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$(21,081)	$(23,232)	$13,725,031	$ 5,255,220
Net realized gains (losses)	122,590	157,964	41,029,298	704,223
Net change in unrealized appreciation/(depreciation)	283,096	35,911	(13,975,103)	36,245,628
Increase (decrease) in net assets from operations	384,605	170,643	40,779,226	42,205,071
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	511	1,428	3,886,507	7,322,003
Transfers between Sub-Accounts (including the Fixed Account), net	47,692	(134,005)	(439,764,269)	(5,232,714)
Withdrawals, surrenders, annuitizations and contract charges	(177,971)	(260,429)	(42,124,017)	(55,407,936)
Net accumulation activity	(129,768)	(393,006)	(478,001,779)	(53,318,647)
Annuitization Activity:
Annuitizations	-	-	80,041	64,923
Annuity payments and contract charges	-	-	(519,730)	(573,580)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	1,595,657	110,968
Net annuitization activity	-	-	1,155,968	(397,689)
Net increase (decrease) from contract owner transactions	(129,768)	(393,006)	(476,845,811)	(53,716,336)
Total increase (decrease) in net assets	254,837	(222,363)	(436,066,585)	(11,511,265)
Net assets at beginning of year	1,233,938	1,456,301	436,066,585	447,577,850
Net assets at end of year	$1,488,775	$1,233,938	$-	$ 436,066,585

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MFJ Sub-Account		UTS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 14,746,550	$ 3,945,695	$ 2,099,598	$ 4,851,925
Net realized gains (losses)	94,822,112	(12,545,748)	17,460,212	7,434,570
Net change in unrealized appreciation/(depreciation)	(56,716,209)	64,307,994	7,730,989	5,787,625
Increase (decrease) in net assets from operations	52,852,453	55,707,941	27,290,799	18,074,120
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,521,972	8,698,826	2,282,370	1,708,778
Transfers between Sub-Accounts (including the Fixed Account), net	(586,212,861)	(8,629,773)	(2,965,729)	(3,373,323)
Withdrawals, surrenders, annuitizations and contract charges	(66,285,662)	(103,735,161)	(19,147,325)	(19,045,467)
Net accumulation activity	(647,976,551)	(103,666,108)	(19,830,684)	(20,710,012)
Annuitization Activity:
Annuitizations	-	-	98,810	5,919
Annuity payments and contract charges	(12,889)	(17,331)	(130,962)	(136,270)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	30,788	18,867	(137,498)	(52,561)
Net annuitization activity	17,899	1,536	(169,650)	(182,912)
Net increase (decrease) from contract owner transactions	(647,958,652)	(103,664,572)	(20,000,334)	(20,892,924)
Total increase (decrease) in net assets	(595,106,199)	(47,956,631)	7,290,465	(2,818,804)
Net assets at beginning of year	595,106,199	643,062,830	150,920,550	153,739,354
Net assets at end of year	$ -	$ 595,106,199	$ 158,211,015	$ 150,920,550

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MFE Sub-Account		MVS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 934,539	$ 3,082,459	$ 1,695,523	$ 400,722
Net realized gains (losses)	17,126,900	8,074,786	4,638,230	213,559
Net change in unrealized appreciation/(depreciation)	134,374	1,609,239	27,681,501	14,048,886
Increase (decrease) in net assets from operations	18,195,813	12,766,484	34,015,254	14,663,167
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	711,484	840,363	2,127,230	1,486,164
Transfers between Sub-Accounts (including the Fixed Account), net	(3,839,007)	(8,798,770)	(99,699)	(3,023,732)
Withdrawals, surrenders, annuitizations and contract charges	(14,772,822)	(15,354,252)	(13,568,870)	(13,828,350)
Net accumulation activity	(17,900,345)	(23,312,659)	(11,541,339)	(15,365,918)
Annuitization Activity:
Annuitizations	-	-	-	120,682
Annuity payments and contract charges	-	(1,416)	(120,318)	(100,812)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	4,589	(107,428)	(20,322)
Net annuitization activity	-	3,173	(227,746)	(452)
Net increase (decrease) from contract owner transactions	(17,900,345)	(23,309,486)	(11,769,085)	(15,366,370)
Total increase (decrease) in net assets	295,468	(10,543,002)	22,246,169	(703,203)
Net assets at beginning of year	106,106,149	116,649,151	104,795,200	105,498,403
Net assets at end of year	$ 106,401,617	$ 106,106,149	$ 127,041,369	$ 104,795,200

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MV1 Sub-Account		VSC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 1,784,074	$(181,308)	$ (289,555)(289,555)	$ (1,474,778)
Net realized gains (losses)	29,808,913	10,596,913	29,152,368	10,808,246
Net change in unrealized appreciation/(depreciation)	22,124,563	14,931,597	10,972,117	4,089,558
Increase (decrease) in net assets from operations	53,717,550	25,347,202	39,834,930	13,423,026
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,289,105	2,228,676	734,515	970,686
Transfers between Sub-Accounts (including the Fixed Account), net	(15,575,815)	(13,907,649)	(21,200,117)	(2,874,683)
Withdrawals, surrenders, annuitizations and contract charges	(27,874,995)	(25,352,722)	(13,437,733)	(13,712,796)
Net accumulation activity	(41,161,705)	(37,031,695)	(33,903,335)	(15,616,793)
Annuitization Activity:
Annuitizations	9,230	22,629	-	6,732
Annuity payments and contract charges	(3,068)	(2,150)	(3,940)	(3,015)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(1,205)	3,987	(1,534)	(683)
Net annuitization activity	4,957	24,466	(5,474)	3,034
Net increase (decrease) from contract owner transactions	(41,156,748)	(37,007,229)	(33,908,809)	(15,613,759)
Total increase (decrease) in net assets	12,560,802	(11,660,027)	5,926,121	(2,190,733)
Net assets at beginning of year	178,140,581	189,800,608	107,498,309	109,689,042
Net assets at end of year	$ 190,701,383	$ 178,140,581	$ 113,424,430	$ 107,498,309

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	6XX Sub-Account		SC3 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 9,210,097	$ 8,872,104	$ 120,785	$(32,326)
Net realized gains (losses)	78,236,402	43,744,093	401,403	536,780
Net change in unrealized appreciation/(depreciation)	(22,507,114)	8,326,104	(407,907)	452,299
Increase (decrease) in net assets from operations	64,939,385	60,942,301	114,281	956,753
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,574,860	13,074,614	80,546	58,749
Transfers between Sub-Accounts (including the Fixed Account), net	(61,824,886)	4,170,734	95,933	(416,581)
Withdrawals, surrenders, annuitizations and contract charges	(75,530,205)	(60,530,978)	(633,126)	(818,781)
Net accumulation activity	(132,780,231)	(43,285,630)	(456,647)	(1,176,613)
Annuitization Activity:
Annuitizations	5,195	-	6,860	-
Annuity payments and contract charges	(835)	-	(2,179)	(1,358)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(64)	122	(117)	(307)
Net annuitization activity	4,296	122	4,564	(1,665)
Net increase (decrease) from contract owner transactions	(132,775,935)	(43,285,508)	(452,083)	(1,178,278)
Total increase (decrease) in net assets	(67,836,550)	17,656,793	(337,802)	(221,525)
Net assets at beginning of year	905,908,146	888,251,353	3,725,321	3,946,846
Net assets at end of year	$ 838,071,596	$ 905,908,146	$ 3,387,519	$ 3,725,321

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	SRE Sub-Account		8XX Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 2,972,750	$ (1,110,315)	$ 3,588,627	$ 3,471,535
Net realized gains (losses)	10,801,934	9,679,214	62,121,929	35,713,055
Net change in unrealized appreciation/(depreciation)	(10,260,139)	18,021,333	36,174,597	13,110,635
Increase (decrease) in net assets from operations	3,514,545	26,590,232	101,885,153	52,295,225
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	806,742	762,911	1,415,819	2,191,043
Transfers between Sub-Accounts (including the Fixed Account), net	12,466,244	(15,898,478)	10,946,408	(14,538,498)
Withdrawals, surrenders, annuitizations and contract charges	(15,681,131)	(15,421,872)	(55,420,113)	(29,204,307)
Net accumulation activity	(2,408,145)	(30,557,439)	(43,057,886)	(41,551,762)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(3,555)	(3,262)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(193)	(592)	-	-
Net annuitization activity	(3,748)	(3,854)	-	-
Net increase (decrease) from contract owner transactions	(2,411,893)	(30,561,293)	(43,057,886)	(41,551,762)
Total increase (decrease) in net assets	1,102,652	(3,971,061)	58,827,267	10,743,463
Net assets at beginning of year	105,024,241	108,995,302	517,571,863	506,828,400
Net assets at end of year	$ 106,126,893	$ 105,024,241	$ 576,399,130	$ 517,571,863

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	5XX Sub-Account		SDC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (4,200,803)(4,200,803)	$ (2,389,019)	$ (7,278,845)(7,278,845)	$ (2,919,570)
Net realized gains (losses)	13,849,499	23,715,865	2,708,447	1,588,974
Net change in unrealized appreciation/(depreciation)	(28,587,025)	(5,847,739)	(63,436)	3,600,483
Increase (decrease) in net assets from operations	(18,938,329)	15,479,107	(4,633,834)	2,269,887
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,252,833	4,853,334	4,686,573	3,131,843
Transfers between Sub-Accounts (including the Fixed Account), net	(10,762,845)	22,072,952	53,288,516	30,148,770
Withdrawals, surrenders, annuitizations and contract charges	(25,326,255)	(20,941,347)	(77,402,394)	(83,392,384)
Net accumulation activity	(34,836,267)	5,984,939	(19,427,305)	(50,111,771)
Annuitization Activity:
Annuitizations	24,153	-	3,052	-
Annuity payments and contract charges	(1,413)	-	(32,342)	(24,716)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(411)	-	(9,220)	(474)
Net annuitization activity	22,329	-	(38,510)	(25,190)
Net increase (decrease) from contract owner transactions	(34,813,938)	5,984,939	(19,465,815)	(50,136,961)
Total increase (decrease) in net assets	(53,752,267)	21,464,046	(24,099,649)	(47,867,074)
Net assets at beginning of year	283,700,615	262,236,569	468,269,992	516,137,066
Net assets at end of year	$ 229,948,348	$ 283,700,615	$ 444,170,343	$ 468,269,992

                                                                              The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)        (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	S15 Sub-Account		SGC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (3,031,777)(3,031,777)	$ (1,338,779)	$ (318,258)(318,258)	$ (377,239)
Net realized gains (losses)	573,364	201,797	14,595,934	12,168,299
Net change in unrealized appreciation/(depreciation)	442,787	1,698,969	1,115,772	(4,712,364)
Increase (decrease) in net assets from operations	(2,015,626)	561,987	15,393,448	7,078,696
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,673,192	2,218,768	431,433	224,078
Transfers between Sub-Accounts (including the Fixed Account), net	66,526,967	13,435,024	(5,600,419)	(1,589,474)
Withdrawals, surrenders, annuitizations and contract charges	(20,349,838)	(26,092,578)	(9,731,945)	(8,230,330)
Net accumulation activity	47,850,321	(10,438,786)	(14,900,931)	(9,595,726)
Annuitization Activity:
Annuitizations	5,038	14,456	-	-
Annuity payments and contract charges	(1,428)	(488)	(4,784)	(4,148)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(254)	(323)	(1,239)	(254)
Net annuitization activity	3,356	13,645	(6,023)	(4,402)
Net increase (decrease) from contract owner transactions	47,853,677	(10,425,141)	(14,906,954)	(9,600,128)
Total increase (decrease) in net assets	45,838,051	(9,863,154)	486,494	(2,521,432)
Net assets at beginning of year	169,107,917	178,971,071	50,057,208	52,578,640
Net assets at end of year	$ 214,945,968	$ 169,107,917	$ 50,543,702	$ 50,057,208

                                                   The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	S13 Sub-Account		7XX Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (235,634)(235,634)	$ (255,299)	$ 14,026,042	$ 12,449,509
Net realized gains (losses)	6,066,071	4,425,940	151,444,422	71,750,284
Net change in unrealized appreciation/(depreciation)	3,943,157	(294,555)	98,719,218	63,221,700
Increase (decrease) in net assets from operations	9,773,594	3,876,086	264,189,682	147,421,493
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	214,976	183,852	11,293,250	16,604,207
Transfers between Sub-Accounts (including the Fixed Account), net	109,679	(347,218)	75,837,635	44,588,438
Withdrawals, surrenders, annuitizations and contract charges	(3,480,364)	(2,225,564)	(152,302,503)	(83,307,213)
Net accumulation activity	(3,155,709)	(2,388,930)	(65,171,618)	(22,114,568)
Annuitization Activity:
Annuitizations	-	-	5,302	1,235,977
Annuity payments and contract charges	-	-	(271,291)	(255,727)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(23,625)	(35,726)
Net annuitization activity	-	-	(289,614)	944,524
Net increase (decrease) from contract owner transactions	(3,155,709)	(2,388,930)	(65,461,232)	(21,170,044)
Total increase (decrease) in net assets	6,617,885	1,487,156	198,728,450	126,251,449
Net assets at beginning of year	29,350,708	27,863,552	1,847,638,432	1,721,386,983
Net assets at end of year	$ 35,968,593	$ 29,350,708	$ 2,046,366,884	$ 1,847,638,432

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	2XX Sub-Account		AAW Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (77,030)	$ (185,585)	$ (14,727)(14,727)	$(13,240)
Net realized gains (losses)	119,134	(64,720)	75,986	9,851
Net change in unrealized appreciation/(depreciation)	3,132,608	1,112,237	307,518	(35,564)
Increase (decrease) in net assets from operations	3,174,712	861,932	368,777	(38,953)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	73,538	31,715	549	12,614
Transfers between Sub-Accounts (including the Fixed Account), net	(3,134,607)	(361,206)	1,299,353	697,935
Withdrawals, surrenders, annuitizations and contract charges	(807,653)	(557,499)	(229,577)	(10,993)
Net accumulation activity	(3,868,722)	(886,990)	1,070,325	699,556
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(3,868,722)	(886,990)	1,070,325	699,556
Total increase (decrease) in net assets	(694,010)	(25,058)	1,439,102	660,603
Net assets at beginning of year	10,950,659	10,975,717	684,152	23,549
Net assets at end of year	$ 10,256,649	$ 10,950,659	$ 2,123,254	$684,152

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	VKM Sub-Account		OCA Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (182,982)	$(254,173)	$ (230,043)(230,043)	$ (320,961)(320,961)
Net realized gains (losses)	319,239	1,920,986	2,951,371	981,476
Net change in unrealized appreciation/(depreciation)	3,562,829	(727,362)	2,995,880	2,114,075
Increase (decrease) in net assets from operations	3,699,086	939,451	5,717,208	2,774,590
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	84,301	77,884	404,078	279,110
Transfers between Sub-Accounts (including the Fixed Account), net	(3,783,617)	(1,341,940)	(1,378,773)	(405,209)
Withdrawals, surrenders, annuitizations and contract charges	(1,087,077)	(963,785)	(3,416,313)	(3,171,788)
Net accumulation activity	(4,786,393)	(2,227,841)	(4,391,008)	(3,297,887)
Annuitization Activity:
Annuitizations	-	-	14,533	-
Annuity payments and contract charges	-	-	(3,982)	(2,334)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(654)	(279)
Net annuitization activity	-	-	9,897	(2,613)
Net increase (decrease) from contract owner transactions	(4,786,393)	(2,227,841)	(4,381,111)	(3,300,500)
Total increase (decrease) in net assets	(1,087,307)	(1,288,390)	1,336,097	(525,910)
Net assets at beginning of year	13,335,284	14,623,674	22,858,138	23,384,048
Net assets at end of year	$ 12,247,977	$ 13,335,284	$ 24,194,235	$ 22,858,138

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	OBV Sub-Account		OGG Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 57,609	$ (65,310)(65,310)	$ (155,588)	$69,948
Net realized gains (losses)	533,505	526,188	3,471,686	1,126,964
Net change in unrealized appreciation/(depreciation)	765,460	778,369	3,153,140	3,792,966
Increase (decrease) in net assets from operations	1,356,574	1,239,247	6,469,238	4,989,878
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	28,709	39,638	263,788	202,517
Transfers between Sub-Accounts (including the Fixed Account), net	191,712	49,428	2,162,521	(3,270,755)
Withdrawals, surrenders, annuitizations and contract charges	(1,081,525)	(1,021,214)	(4,247,523)	(3,490,912)
Net accumulation activity	(861,104)	(932,148)	(1,821,214)	(6,559,150)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(861,104)	(932,148)	(1,821,214)	(6,559,150)
Total increase (decrease) in net assets	495,470	307,099	4,648,024	(1,569,272)
Net assets at beginning of year	12,783,812	12,476,713	27,011,227	28,580,499
Net assets at end of year	$ 13,279,282	$ 12,783,812	$ 31,659,251	$ 27,011,227

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	OMG Sub-Account		OMS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (3,055,347)(3,055,347)	$ (3,986,662)	$(95,178)	$(125,432)
Net realized gains (losses)	20,980,509	(11,151,689)	1,353,923	328,299
Net change in unrealized appreciation/(depreciation)	70,569,562	67,240,199	1,581,252	1,062,698
Increase (decrease) in net assets from operations	88,494,724	52,101,848	2,839,997	1,265,565
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,766,677	2,252,800	141,982	71,275
Transfers between Sub-Accounts (including the Fixed Account), net	(36,204,056)	(26,058,571)	(627,329)	83,432
Withdrawals, surrenders, annuitizations and contract charges	(59,795,993)	(58,808,713)	(1,837,509)	(1,484,354)
Net accumulation activity	(93,233,372)	(82,614,484)	(2,322,856)	(1,329,647)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(25,619)	(16,626)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(9,827)	(1,646)	-	-
Net annuitization activity	(35,446)	(18,272)	-	-
Net increase (decrease) from contract owner transactions	(93,268,818)	(82,632,756)	(2,322,856)	(1,329,647)
Total increase (decrease) in net assets	(4,774,094)	(30,530,908)	517,141	(64,082)
Net assets at beginning of year	346,551,891	377,082,799	8,255,859	8,319,941
Net assets at end of year	$ 341,777,797	$ 346,551,891	$8,773,000	$8,255,859

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	AAQ Sub-Account		PRA Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$101	$(742)	$ 1,090,421	$ 659,110
Net realized gains (losses)	6,675	2,498	78,500	83,983
Net change in unrealized appreciation/(depreciation)	(17)	2,820	(1,886,560)	735,402
Increase (decrease) in net assets from operations	6,759	4,576	(717,639)	1,478,495
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	-	6,088	80,271
Transfers between Sub-Accounts (including the Fixed Account), net	25,025	16,707	16,151,142	18,080,756
Withdrawals, surrenders, annuitizations and contract charges	(32,692)	(53,940)	(4,683,311)	(1,814,264)
Net accumulation activity	(7,667)	(37,233)	11,473,919	16,346,763
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(7,667)	(37,233)	11,473,919	16,346,763
Total increase (decrease) in net assets	(908)	(32,657)	10,756,280	17,825,258
Net assets at beginning of year	38,756	71,413	23,316,562	5,491,304
Net assets at end of year	$37,848	$38,756	$ 34,072,842	$ 23,316,562

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	AAP Sub-Account		BBD Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 723,322	$ 626,077	$1,261	$ 10,262
Net realized gains (losses)	407,230	74,987	(39,570)	27,108
Net change in unrealized appreciation/(depreciation)	(1,586,952)	1,122,079	(117,940)	(13,712)
Increase (decrease) in net assets from operations	(456,400)	1,823,143	(156,249)	23,658
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	515,970	2,795,809	7,582	134,888
Transfers between Sub-Accounts (including the Fixed Account), net	3,226,093	10,488,208	(211,169)	471,343
Withdrawals, surrenders, annuitizations and contract charges	(1,496,160)	(493,201)	(26,091)	(35,269)
Net accumulation activity	2,245,903	12,790,816	(229,678)	570,962
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	2,245,903	12,790,816	(229,678)	570,962
Total increase (decrease) in net assets	1,789,503	14,613,959	(385,927)	594,620
Net assets at beginning of year	22,244,284	7,630,325	1,163,627	569,007
Net assets at end of year	$ 24,033,787	$ 22,244,284	$777,700	$ 1,163,627

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	PCR Sub-Account		PMB Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 42,173	$ 809,225	$812,843	$ 850,220
Net realized gains (losses)	(4,878,613)	111,786	686,316	834,393
Net change in unrealized appreciation/(depreciation)	(6,176,373)	2,537,488	(3,817,091)	2,189,273
Increase (decrease) in net assets from operations	(11,012,813)	3,458,499	(2,317,932)	3,873,886
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	598,032	530,897	150,152	264,758
Transfers between Sub-Accounts (including the Fixed Account), net	6,106,964	(745,817)	(840,958)	1,389,321
Withdrawals, surrenders, annuitizations and contract charges	(7,989,670)	(7,545,253)	(3,008,870)	(3,558,512)
Net accumulation activity	(1,284,674)	(7,760,173)	(3,699,676)	(1,904,433)
Annuitization Activity:
Annuitizations	-	6,154	3,097	28,539
Annuity payments and contract charges	(252)	(212)	(1,403)	(990)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(50)	(139)	(405)	(695)
Net annuitization activity	(302)	5,803	1,289	26,854
Net increase (decrease) from contract owner transactions	(1,284,976)	(7,754,370)	(3,698,387)	(1,877,579)
Total increase (decrease) in net assets	(12,297,789)	(4,295,871)	(6,016,319)	1,996,307
Net assets at beginning of year	69,673,586	73,969,457	27,021,992	25,025,685
Net assets at end of year	$ 57,375,797	$ 69,673,586	$ 21,005,673	$ 27,021,992

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	BBE Sub-Account		6TT Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$19,812	$18,838	$ 14,306,451	$ 16,944,862
Net realized gains (losses)	6,383	5,212	(11,835,045)	8,999,839
Net change in unrealized appreciation/(depreciation)	(82,268)	59,320	(98,043,491)	47,177,902
Increase (decrease) in net assets from operations	(56,073)	83,370	(95,572,085)	73,122,603
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	7,824	76,737	4,261,801	18,593,428
Transfers between Sub-Accounts (including the Fixed Account), net	(32,664)	91,961	(158,602,158)	8,859,462
Withdrawals, surrenders, annuitizations and contract charges	(28,336)	(22,704)	(53,513,843)	(47,515,135)
Net accumulation activity	(53,176)	145,994	(207,854,200)	(20,062,245)
Annuitization Activity:
Annuitizations	-	-	5,087	574,530
Annuity payments and contract charges	-	-	(444,163)	(74,414)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	1,207	(2,144)
Net annuitization activity	-	-	(437,869)	497,972
Net increase (decrease) from contract owner transactions	(53,176)	145,994	(208,292,069)	(19,564,273)
Total increase (decrease) in net assets	(109,249)	229,364	(303,864,154)	53,558,330
Net assets at beginning of year	647,237	417,873	1,098,153,881	1,044,595,551
Net assets at end of year	$537,988	$647,237	$ 794,289,727	$ 1,098,153,881

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	PRR Sub-Account		PTR Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (55,709)	$ (653,769)	$ 1,580,820	$ 3,044,990
Net realized gains (losses)	3,912,914	10,075,065	7,625,730	15,393,324
Net change in unrealized appreciation/(depreciation)	(13,908,792)	(2,506,472)	(20,923,215)	8,075,070
Increase (decrease) in net assets from operations	(10,051,587)	6,914,824	(11,716,665)	26,513,384
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,187,387	977,223	2,761,104	2,622,979
Transfers between Sub-Accounts (including the Fixed Account), net	3,950,347	3,772,927	20,721,647	3,335,807
Withdrawals, surrenders, annuitizations and contract charges	(12,935,857)	(17,859,344)	(47,535,524)	(60,556,668)
Net accumulation activity	(7,798,123)	(13,109,194)	(24,052,773)	(54,597,882)
Annuitization Activity:
Annuitizations	-	-	129,872	-
Annuity payments and contract charges	-	-	(15,952)	(15,381)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(176)	(3,810)
Net annuitization activity	-	-	113,744	(19,191)
Net increase (decrease) from contract owner transactions	(7,798,123)	(13,109,194)	(23,939,029)	(54,617,073)
Total increase (decrease) in net assets	(17,849,710)	(6,194,370)	(35,655,694)	(28,103,689)
Net assets at beginning of year	97,276,054	103,470,424	338,090,727	366,194,416
Net assets at end of year	$ 79,426,344	$ 97,276,054	$ 302,435,033	$ 338,090,727

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	AAR Sub-Account		AAS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (233,564)	$(77,420)	$ (29,526)	$ (5,492)
Net realized gains (losses)	145,115	55,909	467,110	58,369
Net change in unrealized appreciation/(depreciation)	361,848	57,168	1,165,448	123,803
Increase (decrease) in net assets from operations	273,399	35,657	1,603,032	176,680
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	648	364,961	36,765	2,420
Transfers between Sub-Accounts (including the Fixed Account), net	13,217,237	4,672,735	6,704,601	2,416,160
Withdrawals, surrenders, annuitizations and contract charges	(442,190)	(232,463)	(612,855)	(180,704)
Net accumulation activity	12,775,695	4,805,233	6,128,511	2,237,876
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	12,775,695	4,805,233	6,128,511	2,237,876
Total increase (decrease) in net assets	13,049,094	4,840,890	7,731,543	2,414,556
Net assets at beginning of year	7,077,333	2,236,443	2,672,455	257,899
Net assets at end of year	$ 20,126,427	$7,077,333	$ 10,403,998	$ 2,672,455

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	WTF Sub-Account		USC Sub-Account
	December 31, December 31, 2013 2012		December 31, December 31, 2013 2012

Net investment income (loss)	$(7,335)$	(8,176)	$(1,307)$	(990)
Net realized gains (losses)	104,546	139,588	7,295	3,172
Net change in unrealized appreciation/(depreciation)	50,871	(23,362)	14,123	7,905
Increase (decrease) in net assets from operations	148,082	108,050	20,111	10,087
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,737	-	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	(50,763)	(112,089)	(3,762)	(1,646)
Withdrawals, surrenders, annuitizations and contract charges	(98,603)	(147,038)	(345)	(313)
Net accumulation activity	(146,629)	(259,127)	(4,107)	(1,959)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(146,629)	(259,127)	(4,107)	(1,959)
Total increase (decrease) in net assets	1,453	(151,077)	16,004	8,128
Net assets at beginning of year	525,113	676,190	64,970	56,842
Net assets at end of year	$526,566$	525,113	$80,974$	64,970

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss) Net realized gains (losses) Net change in unrealized appreciation/(depreciation) Increase (decrease) in net assets from operations	AAL Sub-Account
	December 31, 2013	December 31, 2012
	$ (91,825) 861,514 (2,005,056)	$ (39,935) 462,887 447,062
	(1,235,367)	870,014
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	185,513	1,104,424
Transfers between Sub-Accounts (including the Fixed Account), net	12,735,427	11,229,642
Withdrawals, surrenders, annuitizations and contract charges	(2,637,461)	(1,640,526)
Net accumulation activity	10,283,479	10,693,540
Annuitization Activity:
Annuitizations	-	-
Annuity payments and contract charges	-	-
Transfers between Sub-Accounts, net	-	-
Adjustments to annuity reserves	-	-
Net annuitization activity	-	-
Net increase (decrease) from contract owner transactions	10,283,479	10,693,540
Total increase (decrease) in net assets	9,048,112	11,563,554
Net assets at beginning of year	26,148,333	14,584,779
Net assets at end of year	$ 35,196,445	$ 26,148,333

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2013

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Sun Life Financial Masters Access contracts, Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Choice II contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Extra II contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters Flex II contracts, Sun Life Financial Masters I Share contracts, Sun Life Financial Masters IV contracts, Sun Life Financial Masters VII contracts  (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended.  The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

On December 17, 2012, Sun Life Financial Inc., the Sponsor’s indirect parent company, announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to Delaware Life Holdings, LLC, a Delaware limited liability company (“the Sale Transaction”).  As part of the Sale Transaction, Delaware Life Holdings, LLC would acquire all of the issued and outstanding shares of stock of the Sponsor.  After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
VKC	Invesco Van Kampen V.I. American Value Fund Series II	April 29, 2013
VLC	Invesco Van Kampen V.I. Comstock Fund Series II	April 29, 2013
VKU	Invesco Van Kampen V.I. Equity and Income Fund Series II	April 29, 2013
OBV	Oppenheimer Balanced Fund/VA (Service Shares)	April 29, 2013
OMS	Oppenheimer Main Street Small- & Mid-Cap Fund/VA (Service Shares)	April 30, 2013
OGG	Oppenheimer Global Securities Fund/VA (Service Shares)	April 30, 2013

The following Sub-Accounts merged with new or existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
MFJ	GGE	August 16, 2013
TRS	GGC	August 16, 2013
HVM	HVD	March 28, 2013

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
GGC, GGE	August 16, 2013
FFN, FFO, FFP, TND	December 10, 2012
FFL, TEG,FFJ, FFK	August, 20, 2012
AAM, AAN, AAP, AAQ, AAR, AAS, AAU, AAW, AAX, AAY, AAZ, AI8, BBB, BBA, BBC, BBD, BBE	October 31, 2011
AAA, AAL	May 2, 2011
6TT	August 17, 2009
HBF	May 4, 2009

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
SBI	2010

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2013.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in note 5.

Purchase Payments
Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Withdrawals
At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract.  If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested.  Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization
On the annuity commencement date, the contract's accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments
The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract.  The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.  In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions
The 2003 through 2013 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor is held harmless by its former parent in accordance with the Sale Transaction and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required as of December 31, 2013.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities.  Actual results could vary from the amounts derived from management's estimates.

Subsequent events
Management has evaluated events subsequent to December 31, 2013 noting there are no subsequent events requiring accounting adjustments or disclosure.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”.  This ASU clarifies the scope of offsetting disclosure requirements in ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities”.  Under ASU 2013-01, the disclosure requirements would apply to derivative instruments accounted for in accordance with ASC 815 “Derivatives and Hedging”, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending arrangements that are either offset on the balance sheet or subject to an enforceable master netting arrangement or similar agreement.  Entities with other types of financial assets and financial liabilities subject to a master netting arrangement or similar agreement also are affected because these amendments make them no longer subject to the disclosure requirements in ASU No. 2011-11.

Effective January 1, 2013, companies are required to disclose (a) gross amounts of recognized assets and liabilities; (b) gross amounts offset in the statement of financial position; (c) net amounts of assets and liabilities presented in the statement of financial position; (d) gross amounts subject to an enforceable master netting agreement not offset in the statements of financial position; and (e) net amounts after deducting (d) from (c). The disclosure should be presented in tabular format (unless another format is more appropriate) separately for assets and liabilities. The intent of the new disclosure is to enable users of financial statements to understand the effect of those arrangements on its financial position and to allow investors to better compare financial statements prepared under GAAP with financial statements prepared under International Financial Reporting Standards (“IFRS”).  The Variable Account adopted ASU 2013-01 on January 1, 2013 and the adoption did not have a significant impact on the Variable Account’s financial statements.

In October 2012, FASB issued ASU 2012-04, “Technical Corrections and Improvements”.  The amendments in this update cover a wide range of Topics in the Codification. The technical corrections (Section A) are divided into three main categories: (1) Source literature amendments – amendments to carry forward the original intent of certain pre-Codification authoritative literature that was inadvertently altered during the Codification process, (2) Guidance clarification and reference corrections – changes in wording and references to avoid misapplication or misinterpretation of guidance, and (3) Relocated guidance – moving guidance from one part of the Codification to another to correct instances in which the scope of pre-Codification guidance may have been unintentionally narrowed or broadened during the Codification process. The purpose of Section B of ASU 2012-04 is to conform the use of the term “fair value” throughout the Codification “to fully reflect the fair value measurement and disclosure requirements” of Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement”. These provisions are effective upon issuance, except for amendments that are subject to transition guidance discussed below. The Variable Account adopted the provisions of ASU 2012-04 on October 1, 2012.  The adoption did not impact the Variable Account’s financial statements or disclosures.

On January 1, 2013, the Variable Account adopted the amendments to ASU 2012-04 that are subject to transition guidance.  The adoption did not impact the Variable Account’s financial statements or disclosures.

In May 2011, FASB  issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRS,” which change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of Topic 820, but to improve upon an entity’s consistency in application across jurisdictions to ensure that GAAP and IFRS fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  On January 1, 2012, the Variable Account adopted the provisions of ASU 2011-04. The adoption did not impact the Variable Account’s financial statements or disclosures.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Pronouncements Not Yet Adopted
In June 2013, FASB issued ASU No. 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” Which amends the criteria an entity would need to meet to qualify as an investment company under ASC 946.  The amendments clarify the characteristics of an investment company and provide comprehensive guidance for assessing whether an entity is an investment company.  ASU 2013-08 also requires entities to disclose their status as an investment company and investment companies to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting.  The amendments in ASU 2013-08 are effective for an entity’s interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited.  The Variable Account will adopt ASU 2013-08 and does not expect its requirements to have a significant impact on the Variable Account’s financial statements.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value.  Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.  As a basis for considering such assumptions, Topic 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2013, the inputs used to price the Funds are observable and represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2013. As of December 31, 2013, the Level 1 assets held by the Variable Account was $17,109 million.  There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

As of December 31, 2013, Massachusetts Financial Services Company (“MFS”), an affiliate of the Sponsor prior to the Sale Transaction, is the investment advisor to certain Funds and charges a management fee at an annual rate ranging from 0.40% to 1.05% of the Funds’ average daily net assets.

MFS does not charge a management fee for Sub-Accounts 6XX, 7XX, and 8XX.

For additional related party transactions, see Notes 5 and 6.

5. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor.  These charges are reflected in the Statement of Operations.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. CONTRACT CHARGES (CONTINUED)

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2013, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Regatta	1.25%	-	-	-	-	-	-	-
Regatta Gold	1.25%	-	-	-	-	-	-	-
Regatta Classic	1.00%	-	-	-	-	-	-	-
Regatta Platinum	1.25%	-	-	-	-	-	-	-
Regatta Extra	1.30%	1.45%	1.55%	1.70%	-	-	-	-
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	-	-
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	-	-
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	-	-
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	-
Sun Life Financial Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%
Sun Life Financial Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Sun Life Financial Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	-	-
Sun Life Financial Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Sun Life Financial Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%
Sun Life Financial Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%
Sun Life Financial Masters Extra II	1.40%	1.80%	-	-	-	-	-	-
Sun Life Financial Masters Choice II	1.05%	1.45%	-	-	-	-	-	-
Sun Life Financial Masters Flex II	1.30%	1.70%	-	-	-	-	-	-
Sun Life Financial Masters I Share	0.50%	-	-	-	-	-	-	-

Distribution and administrative expense charges
For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Sun Life Financial Masters VII, Sun Life Financial Masters Extra, Sun Life Financial Masters Extra II, Sun Life Financial Masters Choice and Sun Life Financial Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Sun Life Financial Masters IV, Sun Life Financial Masters Access, Sun Life Financial Masters Flex and Sun Life Financial Masters Flex II. There are no distribution charges associated with the other contracts listed in note 1.

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, Sun Life Financial Masters VII, Sun Life Financial Masters Extra II, Sun Life Financial Masters Flex II, Sun Life Financial Masters I Share, and Sun Life Financial Masters Choice II contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value.  This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”).  Distribution and administrative expense charges are reflected in the Statement of Operations.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. CONTRACT CHARGES (CONTINUED)

Administration charges (“Account Fee”)
Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta, Regatta Gold and Regatta Platinum, $35 in the case of Regatta Extra contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, Sun Life Financial Masters VII, Sun Life Financial Masters Extra II, Sun Life Financial Masters Flex II, Sun Life Financial Masters I Share, and Sun Life Financial Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account, reflected in the Statement of Changes in Net Assets, to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Surrender charges
The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Sun Life Financial Masters Choice, Sun Life Financial Masters Choice II, Sun Life Financial Masters Flex, Sun Life Financial Masters Flex II, Sun Life Financial Masters Extra, Sun Life Financial Masters Extra II, Sun Life Financial Masters IV, and Sun Life Financial Masters VII; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase.

Optional living benefit rider charges (“Benefit Fee”)

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Sun Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Sun Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Sun Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Sun Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Sun Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

Sun Income Advisor was only available on Sun Life Financial Masters I Share contracts.

Sun Income Maximizer, Sun Income Maximizer Plus, and Sun Income Riser III were available on Sun Life Financial Masters Choice II contracts, Sun Life Financial Masters Extra II contracts, and Sun Life Financial Masters Flex II contracts.  The remaining optional living benefits above were available on Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Flex, and Sun Life Financial Masters Access contracts.
Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Sun Life Financial Masters IV and Sun Life Financial Masters VII contracts.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges (“Benefit Fee”) (Continued)
Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes at the annuity commencement date.  However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates prior to January 1, 1987 are calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 1999 are calculated using the 2000 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year.   The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected.  Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	Purchases	Sales
AVB	$12,827,261	$14,298,209
AAA	55,164,447	10,570,606
AN4	1,451,849	2,167,291
IVB	4,849,027	14,657,806
AAU	9,270,366	2,863,887
9XX	68,929,535	136,586,502
NMT	205	10,502
MCC	3,683,122	38,197,726
NNG	77	545
CMG	5,376,263	12,621,276
NMI	553,148	2,455,557
CSC	16,840	2,833
FVB	27,527,993	22,888,516
FL1	15,708,159	61,631,923
F10	1,166,436	2,279,890
F15	2,727,148	7,862,378
F20	3,255,707	5,640,365
FVM	27,704,917	47,518,555
SGI	52,449,243	88,000,696
S17	18,191,082	10,898,961
ISC	20,021,685	30,615,380
AAZ	1,298,018	998,567

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
BBC	$ 77,495	$ 58,274
FVS	10,677,779	15,115,551
BBA	155,055	141,606
SIC	8,626,601	10,003,219
BBB	236,039	96,281
FMS	9,575,255	61,840,858
TDM	8,355,491	8,512,800
FTI	11,617,832	51,961,684
AAX	7,349,032	2,890,408
FTG	3,920,067	9,541,300
HBF	554,709	3,963,528
HVD	550,531	1,186,970
HVG	24,611	285,591
HVI	47,062	360,634
HVE	72,321	1,248,675
HVM	1,252	92,784
HVC	121,972	578,670
HVS	1,148,589	1,442,020
HRS	239,094	492,378
HVR	149,659	271,242
HSS	346,994	1,754,602
VKC	6,566,135	3,685,976
VLC	16,625,663	11,152,978
VKU	42,757,372	13,950,963
AI8	1,239,326	307,286
AAY	22,264,244	6,489,982
AAM	6,653,283	3,818,077
LRE	16,738,566	16,389,128
LA9	9,375,059	14,872,466
LAV	21,075,173	14,810,255
GGC	452,640,738	28,272,521
GGE	596,865,328	47,695,969
FFL	4,132,439	22,299,535
TEG	3,872,890	6,562,706
FFJ	2,874,776	4,084,441
FFK	2,709,508	14,039,389
TND	5,367,043	5,597,154
AAN	86,189,231	190,639,358
FFN	3,824,189	66,353,045
FFO	6,866,616	80,613,542
FFP	1,539,127	4,688,476

	Purchases	Sales
MIT	$ 11,950,645	$ 51,029,879
MFL	3,410,434	39,370,775
BDS	10,045,139	23,305,214
MF7	70,058,419	47,076,930
RGS	5,461,506	16,524,735
RG1	10,169,356	14,556,247
EME	3,648,981	6,525,885
EM1	6,878,206	8,453,100
GGS	1,428,045	5,431,543
GG1	1,508,551	1,087,901
GGR	1,684,577	9,366,284
GG2	892,045	1,013,412
RES	3,466,340	18,025,982
RE1	540,711	4,409,115
GTR	6,333,860	9,806,497
GT2	56,775,140	111,584,693
GSS	15,577,977	33,933,535
MFK	58,921,527	90,041,913
HYS	10,435,527	20,133,275
MFC	16,558,792	31,751,187
IGS	3,245,298	7,606,272
IG1	3,267,274	4,176,409
MII	3,308,195	7,188,296
MI1	8,272,605	32,584,045
MIS	7,983,435	54,683,572
M1B	4,579,220	11,855,606
MMS	36,794,012	46,776,072
MM1	123,272,662	168,012,094
NWD	5,390,651	13,359,000
M1A	3,207,316	21,803,859
RIS	1,735,690	5,162,353
RI1	6,058,570	20,697,436
SIS	6,578,611	9,917,017
SI1	1,044,691	2,155,093
TEC	1,465,322	3,233,049
TE1	257,501	407,001
TRS	47,059,991	487,945,613
MFJ	67,099,816	668,548,222
UTS	19,182,513	25,803,355
MFE	21,289,962	30,492,543
MVS	15,777,614	18,952,886
MV1	26,900,704	55,501,531
VSC	13,559,931	40,578,073
6XX	118,668,838	179,996,122
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7.  INVESTMENT PURCHASES AND SALES (CONTINUED)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
SC3	$ 534,286	$ 865,467
SRE	20,939,969	20,378,919
8XX	89,326,800	80,380,818
5XX	51,833,995	75,722,730
SDC	66,360,079	91,825,915
S15	75,409,363	30,051,521
SGC	10,757,851	18,239,777
S13	13,411,765	11,609,609
7XX	281,381,315	216,006,215
2XX	1,705,311	5,547,386
AAW	1,899,717	825,987
VKM	1,926,987	6,635,753
OCA	2,219,037	6,829,537
OBV	740,439	1,543,934
OGG	5,774,477	7,751,279
OMG	4,462,632	100,776,970
OMS	678,872	2,990,446
AAQ	35,021	42,587
PRA	26,228,475	13,664,135
AAP	12,966,503	9,997,278
BBD	182,392	410,809
PCR	15,268,590	16,511,343
PMB	5,952,898	8,657,744
BBE	108,388	137,195
6TT	109,033,965	303,020,790
PRR	18,206,329	25,425,789
PTR	53,179,582	72,881,112
AAR	16,511,749	3,935,460
AAS	8,966,672	2,867,687
WTF	12,791	159,090
USC	6,801	5,822
AAL	20,482,564	9,291,320

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2013 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AVB	16,206,274	16,362,846	(156,572)
AAA	31,031,902	26,747,887	4,284,015
AN4	3,712,763	3,785,690	(72,927)
IVB	34,821,246	36,566,478	(1,745,232)
AAU	1,820,451	1,395,198	425,253
9XX	157,422,251	164,162,866	(6,740,615)
NMT	9,000	9,643	(643)
MCC	38,526,878	41,525,631	(2,998,753)
NNG	-	1	(1)
CMG	8,162,105	8,695,519	(533,414)
NMI	2,366,718	2,500,576	(133,858)
CSC	6,125	5,233	892
FVB	23,346,276	23,291,353	54,923
FL1	67,633,505	71,071,605	(3,438,100)
F10	613,363	700,437	(87,074)
F15	3,457,531	3,862,470	(404,939)
F20	3,218,178	3,432,183	(214,005)
FVM	41,408,446	44,136,900	(2,728,454)
SGI	125,360,233	129,880,443	(4,520,210)
S17	5,624,555	6,198,440	(573,885)
ISC	32,001,923	33,319,094	(1,317,171)
AAZ	805,114	791,636	13,478
BBC	57,556	56,091	1,465
FVS	5,243,864	5,427,441	(183,577)
BBA	142,700	142,469	231
SIC	6,265,851	6,503,328	(237,477)
BBB	86,071	76,060	10,011
FMS	46,972,145	49,857,471	(2,885,326)
TDM	11,400,458	11,396,543	3,915
FTI	35,594,000	37,661,458	(2,067,458)
AAX	2,020,448	1,643,229	377,219
FTG	4,976,026	5,290,607	(314,581)
HBF	4,238,593	4,490,329	(251,736)
HVD	1,432,514	1,487,591	(55,077)
HVG	355,590	382,709	(27,119)
HVI	373,289	405,067	(31,778)
HVE	2,088,685	2,214,737	(126,052)
HVM	8,354	17,162	(8,808)
HVC	514,627	557,840	(43,213)
HVS	3,011,347	3,044,739	(33,392)
HRS	1,314,719	1,355,458	(40,739)
HVR	543,968	568,131	(24,163)
HSS	1,464,607	1,562,059	(97,452)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
VKC	2,128,465	1,920,560	207,905
VLC	11,235,704	10,744,869	490,835
VKU	25,271,681	23,147,066	2,124,615
AI8	333,430	256,011	77,419
AAY	8,248,827	6,741,479	1,507,348
AAM	1,183,909	959,283	224,626
LRE	22,175,040	22,127,909	47,131
LA9	7,616,067	8,264,088	(648,021)
LAV	9,339,051	9,316,978	22,073
GGC	46,821,068	5,199,090	41,621,978
GGE	85,903,027	31,510,041	54,392,986
FFL	4,972,931	6,084,209	(1,111,278)
TEG	2,248,857	2,358,747	(109,890)
FFJ	1,452,196	1,593,134	(140,938)
FFK	8,358,337	9,015,313	(656,976)
TND	4,231,588	4,240,769	(9,181)
AAN	311,726,000	321,709,873	(9,983,873)
FFN	69,899,647	74,967,551	(5,067,904)
FFO	82,535,417	88,581,260	(6,045,843)
FFP	3,804,746	4,059,555	(254,809)
MIT	8,136,254	10,109,870	(1,973,616)
MFL	21,877,856	23,798,138	(1,920,282)
BDS	1,272,442	2,078,480	(806,038)
MF7	38,433,531	37,497,383	936,148
RGS	1,343,258	1,979,174	(635,916)
RG1	10,458,645	10,752,144	(293,499)
EME	575,337	676,771	(101,434)
EM1	6,334,416	6,403,700	(69,284)
GGS	716,687	903,098	(186,411)
GG1	387,747	359,645	28,102
GGR	366,231	640,067	(273,836)
GG2	150,926	154,969	(4,043)
RES	898,987	1,651,257	(752,270)
RE1	1,817,126	2,050,008	(232,882)
GTR	736,933	899,930	(162,997)
GT2	212,963,845	218,322,131	(5,358,286)
GSS	9,541,648	10,573,868	(1,032,220)
MFK	96,975,741	99,670,649	(2,694,908)
HYS	3,466,677	3,895,562	(428,885)
MFC	13,732,605	14,536,104	(803,499)
IGS	3,403,212	3,626,434	(223,222)
IG1	5,768,990	5,819,199	(50,209)
MII	515,354	664,031	(148,677)
MI1	48,028,377	50,001,284	(1,972,907)
MIS	14,841,855	18,253,907	(3,412,052)
M1B	6,091,203	6,548,140	(456,937)
MMS	4,024,795	4,748,420	(723,625)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
MM1	91,633,383	95,881,898	(4,248,515)
NWD	3,171,097	3,587,308	(416,211)
M1A	7,615,052	8,369,642	(754,590)
RIS	784,794	974,814	(190,020)
RI1	14,225,258	14,886,526	(661,268)
SIS	832,654	1,047,132	(214,478)
SI1	260,036	330,426	(70,390)
TEC	636,211	882,405	(246,194)
TE1	60,604	69,769	(9,165)
TRS	1,188,040	18,728,915	(17,540,875)
MFJ	17,316,353	55,691,751	(38,375,398)
UTS	626,628	1,158,467	(531,839)
MFE	7,685,190	8,129,986	(444,796)
MVS	1,565,321	2,085,733	(520,412)
MV1	28,276,635	30,263,636	(1,987,001)
VSC	33,693,553	36,437,660	(2,744,107)
6XX	96,741,218	106,428,535	(9,687,317)
SC3	456,466	481,408	(24,942)
SRE	27,759,852	27,899,139	(139,287)
8XX	33,332,953	35,925,703	(2,592,750)
5XX	79,541,530	82,368,717	(2,827,187)
SDC	174,555,748	176,444,212	(1,888,464)
S15	77,321,181	72,623,992	4,697,189
SGC	11,368,888	12,408,181	(1,039,293)
S13	9,112,472	9,331,301	(218,829)
7XX	171,656,143	175,979,637	(4,323,494)
2XX	1,934,412	2,180,824	(246,412)
AAW	443,031	367,806	75,225
VKM	2,277,066	2,625,380	(348,314)
OCA	3,734,639	3,992,015	(257,376)
OBV	3,924,351	4,023,933	(99,582)
OGG	4,633,914	4,738,992	(105,078)
OMG	74,198,491	79,502,199	(5,303,708)
OMS	590,989	680,247	(89,258)
AAQ	15,809	16,382	(573)
PRA	8,788,538	7,979,184	809,354
AAP	8,164,092	7,972,720	191,372
BBD	277,654	302,870	(25,216)
PCR	23,701,019	23,823,517	(122,498)
PMB	2,377,047	2,524,490	(147,443)
BBE	127,756	132,780	(5,024)
6TT	249,201,235	267,555,033	(18,353,798)
PRR	18,931,817	19,421,774	(489,957)
PTR	72,249,318	73,755,791	(1,506,473)
AAR	6,246,699	5,026,218	1,220,481
AAS	2,000,473	1,577,452	423,021

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)
	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
WTF	124,745	133,857	(9,112)
USC	11,328	11,570	(242)
AAL	13,085,916	12,125,924	959,992

The changes in units outstanding for the year ended December 31, 2012 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AVB	15,592,472	16,064,364	(471,892)
AAA	19,583,734	18,256,381	1,327,353
AN4	3,983,725	4,142,905	(159,180)
IVB	42,687,698	44,072,343	(1,384,645)
AAU	387,454	265,626	121,828
9XX	172,160,403	174,419,805	(2,259,402)
NMT	10,060	10,109	(49)
MCC	46,913,010	48,458,421	(1,545,411)
CMG	9,025,181	9,286,597	(261,416)
NMI	2,898,418	3,104,129	(205,711)
CSC	3,317	3,305	12
FVB	22,025,245	21,914,514	110,731
FL1	77,787,376	80,120,973	(2,333,597)
F10	783,434	802,266	(18,832)
F15	3,587,810	3,814,347	(226,537)
F20	3,577,849	3,916,299	(338,450)
FVM	49,870,512	51,811,217	(1,940,705)
SGI	142,342,959	146,966,329	(4,623,370)
S17	6,225,354	6,843,318	(617,964)
ISC	36,302,728	36,916,253	(613,525)
AAZ	795,708	705,581	90,127
BBC	48,404	46,085	2,319
FVS	5,763,893	6,029,970	(266,077)
BBA	142,277	138,787	3,490
SIC	6,676,952	6,904,022	(227,070)
BBB	76,325	61,213	15,112
FMS	56,853,312	59,052,536	(2,199,224)
TDM	11,929,569	12,407,183	(477,614)
FTI	45,121,507	47,773,318	(2,651,811)
AAX	962,204	621,326	340,878

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
FTG	5,792,795	6,092,958	(300,163)
HBF	5,052,938	5,112,241	(59,303)
HVD	1,564,115	1,587,516	(23,401)
HVG	404,683	408,452	(3,769)
HVI	469,316	485,532	(16,216)
HVE	2,455,549	2,529,339	(73,790)
HVM	35,137	35,293	(156)
HVC	637,949	613,209	24,740
HVS	3,138,757	3,113,351	25,406
HVN	57,084	121,497	(64,413)
HRS	1,400,255	1,415,636	(15,381)
HVR	593,764	599,213	(5,449)
HSS	1,811,390	1,893,112	(81,722)
AI8	30,525	15,707	14,818
VKC	1,704,571	1,815,101	(110,530)
VLC	9,345,244	9,536,689	(191,445)
VKU	18,157,664	18,110,948	46,716
AAY	2,582,147	1,894,145	688,002
AAM	441,254	345,722	95,532
LRE	21,844,946	22,534,524	(689,578)
LA9	9,390,963	9,815,435	(424,472)
LAV	8,996,511	9,513,101	(516,590)
EGS	3,065,677	13,052,491	(9,986,814)
MFF	985,624	1,762,279	(776,655)
FFL	12,192,965	3,477,784	8,715,181
TEG	2,123,073	1,055,206	1,067,867
FFJ	4,301,124	945,840	3,355,284
FFK	6,087,724	3,045,087	3,042,637
TND	2,355,098	1,101,381	1,253,717
AAN	169,209,204	83,682,614	85,526,590
FFN	41,856,770	20,524,425	21,332,345
FFO	50,496,065	24,903,918	25,592,147
FFP	2,372,727	1,116,046	1,256,681
MIT	9,696,180	12,239,718	(2,543,538)
MFL	28,515,828	30,413,992	(1,898,164)
BDS	1,730,405	1,947,538	(217,133)
MF7	32,599,969	32,654,957	(54,988)
RGS	1,429,256	2,319,058	(889,802)
RG1	10,320,428	10,369,298	(48,870)
EME	589,509	837,201	(247,692)
EM1	6,634,357	6,882,559	(248,202)
GGS	792,099	926,786	(134,687)
GG1	150,171	169,256	(19,085)
GGR	388,000	795,917	(407,917)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
GG2	123,603	149,467	(25,864)
RES	1,007,906	1,990,347	(982,441)
RE1	2,443,600	2,609,452	(165,852)
GTR	710,061	1,115,387	(405,326)
GT2	229,471,608	229,421,838	49,770
GSS	9,813,285	10,360,770	(547,485)
MFK	101,683,318	102,892,409	(1,209,091)
HYS	3,855,029	4,124,189	(269,160)
MFC	13,858,125	12,840,157	1,017,968
IGS	3,832,016	4,301,193	(469,177)
IG1	6,198,403	6,586,433	(388,030)
MII	559,539	899,637	(340,098)
MI1	58,142,312	61,203,340	(3,061,028)
MIS	17,252,686	21,392,817	(4,140,131)
M1B	7,250,573	8,016,052	(765,479)
MCS	708,555	4,670,323	(3,961,768)
MC1	917,618	2,139,049	(1,221,431)
MMS	3,790,633	4,502,198	(711,565)
MM1	68,227,501	52,584,471	15,643,030
NWD	3,882,872	4,357,010	(474,138)
M1A	10,278,584	10,954,035	(675,451)
RIS	802,727	1,140,479	(337,752)
RI1	17,199,513	18,134,148	(934,635)
SIS	927,958	855,092	72,866
SI1	264,557	406,548	(141,991)
TEC	778,129	1,367,073	(588,944)
TE1	70,150	102,928	(32,778)
TRS	2,617,585	4,852,985	(2,235,400)
MFJ	36,454,855	43,405,980	(6,951,125)
UTS	731,441	1,406,170	(674,729)
MFE	9,512,428	10,197,840	(685,412)
MVS	1,718,494	2,573,137	(854,643)
MV1	34,889,148	37,096,284	(2,207,136)
VSC	43,032,381	44,577,089	(1,544,708)
6XX	107,900,010	111,229,311	(3,329,301)
SC3	528,524	594,384	(65,860)
SRE	31,571,420	33,993,022	(2,421,602)
8XX	34,094,592	36,966,097	(2,871,505)
5XX	84,942,506	84,443,122	499,384
SDC	186,084,455	190,943,995	(4,859,540)
S15	64,463,735	65,490,651	(1,026,916)
SGC	14,518,135	15,354,808	(836,673)
S13	9,736,495	9,941,173	(204,678)
7XX	174,022,473	175,603,298	(1,580,825)
2XX	2,344,351	2,407,121	(62,770)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AAW	374,939	311,170	63,769
VKM	3,488,948	3,672,438	(183,490)
OBV	4,305,086	4,423,089	(118,003)
OCA	4,215,666	4,429,029	(213,363)
OGG	5,060,419	5,497,078	(436,659)
OMG	92,885,776	98,417,120	(5,531,344)
OMS	735,805	799,014	(63,209)
AAQ	15,465	18,988	(3,523)
PRA	3,832,740	2,607,775	1,224,965
AAP	6,009,910	4,802,962	1,206,948
BBD	318,003	257,105	60,898
PCR	23,751,861	24,417,627	(665,766)
PMB	2,541,789	2,607,958	(66,169)
BBE	143,953	130,046	13,907
6TT	270,436,842	272,102,673	(1,665,831)
PRR	19,969,283	20,744,606	(775,323)
PTR	78,613,301	82,075,944	(3,462,643)
AAR	2,316,832	1,852,551	464,281
AAS	688,660	500,008	188,652
3XX	896,600	1,254,997	(358,397)
SBI	2,136,546	2,629,051	(492,505)
SSA	9,159,343	11,791,979	(2,632,636)
SVV	70,667,285	96,335,398	(25,668,113)
1XX	2,223,284	3,083,726	(860,442)
SLC	84,497,136	116,650,638	(32,153,502)
S12	3,723,852	5,224,296	(1,500,444)
S14	5,455,929	7,782,901	(2,326,972)
4XX	166,107,665	219,931,861	(53,824,196)
S16	8,405,287	11,595,410	(3,190,123)
LGF	1,486,911	2,150,696	(663,785)
IGB	40,938,741	54,392,031	(13,453,290)
CMM	35,081,785	49,974,120	(14,892,335)
WTF	169,104	187,808	(18,704)
USC	11,798	11,942	(144)
AAL	8,739,710	7,742,700	997,010

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
 (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:
		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2			Total Return3
AVB	5,318,723	$ 11.8701	to	$ 12.9459	$ 65,572,601	2.26%	0.65% to		2.25%	13.66%	to	15.52%
2013
2012	5,475,295	10.5211	to	11.2069	59,011,011	1.91	0.65	to	2.10	10.98	to	12.63
2011	5,947,187	9.4799	to	9.9498	57,458,501	2.18	0.65	to	2.10	(5.09)	to	(3.69)
2010	5,293,494	9.9167	to	10.2048	53,564,306	2.43	1.35	to	2.35	1.14	to	8.81
2009	4,507,053	9.2498	to	9.3787	42,044,269	0.81	1.35	to	2.10	21.13	to	22.06
AAA
2013	9,712,844	10.7227	to	11.2896	106,896,574	0.29	0.65	to	2.55	9.08	to	11.21
2012	5,428,829	9.9060	to	10.1521	54,255,262	0.13	0.65	to	2.10	5.73	to	7.30
2011	4,101,476	9.3695	to	9.4614	38,568,416	-	0.65	to	2.10	(6.30)	to	(5.39)
AN4
2013	1,020,343	8.7145	to	9.1370	9,149,747	0.73	1.35	to	2.15	10.89	to	11.79
2012	1,093,270	7.8010	to	8.1732	8,792,098	1.46	1.35	to	2.30	12.57	to	13.67
2011	1,252,450	6.9298	to	8.6713	8,892,693	2.71	0.65	to	2.30	(17.97)	to	(16.59)
2010	1,092,105	8.4482	to	8.6813	9,392,167	1.83	1.35	to	2.30	1.70	to	11.09
2009	1,011,403	7.6787	to	7.8147	7,854,209	3.28	1.35	to	2.30	36.03	to	37.36
IVB
2013	8,077,654	7.5012	to	7.9827	63,128,091	5.72	1.30	to	2.35	19.85	to	21.13
2012	9,822,886	6.2590	to	6.5900	63,597,746	1.34	1.30	to	2.35	11.50	to	12.70
2011	11,207,531	5.6135	to	5.8472	64,608,169	3.88	1.30	to	2.35	(21.33)	to	(20.48)
2010	11,190,095	7.1355	to	7.3535	81,416,221	2.68	1.30	to	2.35	1.85	to	2.94
2009	11,674,305	7.0059	to	7.1432	82,821,276	1.06	1.30	to	2.35	31.20	to	32.61
AAU
2013	553,196	16.2876	to	16.9226	9,166,477	0.51	0.65	to	2.30	34.47	to	36.74
2012	127,943	12.1521	to	12.2638	1,588,940	0.33	1.35	to	2.05	16.03	to	16.86
2011	6,115	10.4824	to	10.4943	64,141	-	1.35	to	1.75	4.82	to	4.94
9XX
2013	52,777,976	12.2973	to	15.1505	787,728,876	1.01	0.65	to	2.35	11.73	to	13.67
2012	59,518,591	10.8182	to	13.4228	788,739,478	1.47	0.65	to	2.55	7.15	to	9.25
2011	61,777,993	9.9024	to	12.3742	757,127,151	2.53	0.65	to	2.35	(5.90)	to	(4.27)
2010	47,908,911	12.7432	to	13.0170	619,370,616	1.27	1.35	to	2.30	1.20	to	8.28
2009	34,904,179	11.8467	to	12.0216	417,990,165	3.19	1.35	to	2.55	17.83	to	19.28

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,				For the years ended December 31,
	Units	Unit Value lowest to highest4		Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
NMT	2,841 3,484	$16.5871 11.8408		$ 47,121 41,258	0.45% -	1.65% 1.65		40.08% 9.54
2013 2012
2011	3,533	10.8100		38,189	-	1.65		(13.38)
2010	3,338	12.4799		41,663	-	1.65		15.48
2009	4,383	10.8073		47,363	0.10	1.65		24.97
MCC
2013	8,725,729	12.1253 to	15.2766	110,940,837	0.24	0.65 to	2.35	38.66 to	41.08
2012	11,724,482	8.7443 to	10.8285	106,744,410	-	0.65 to	2.35	8.50 to	10.40
2011	13,269,893	8.0594 to	9.8089	110,566,702	-	0.65 to	2.35	(14.18)to	(12.68)
2010	14,342,386	9.3906 to	9.7833	138,265,475	-	1.30 to	2.35	2.84 to	15.60
2009	16,190,984	8.2105 to	8.4629	135,548,553	-	1.30 to	2.35	23.82 to	25.15
NNG
2013	2,169	16.3665 to	16.5136	35,578	0.25	1.65 to	1.75	33.27 to	33.40
2012	2,170	12.2809 to	12.3786	26,696	0.74	1.65 to	1.75	10.26 to	10.38
2011	2,170	11.1378 to	11.2150	24,200	0.09	1.65 to	1.75	(4.34) to	(4.24)
2010	11,218	11.5747 to	11.7119	130,018	0.12	1.65 to	1.85	19.30 to	19.54
2009	11,706	9.7021 to	9.7495	113,666	0.65	1.75 to	1.85	24.32 to	24.45
CMG
2013	2,153,236	13.9292 to	16.0160	31,284,082	0.07	0.65 to	2.25	32.27 to	34.43
2012	2,686,650	10.4998 to	11.9139	29,316,702	0.48	0.65 to	2.30	9.33 to	11.18
2011	2,948,066	9.6039 to	10.7156	29,170,579	0.09	0.65 to	2.30	(5.06) to	(3.46)
2010	2,712,649	10.1161 to	10.4978	28,087,424	0.05	1.35 to	2.30	0.68 to	19.63
2009	2,630,402	8.5261 to	8.7754	22,841,383	0.26	1.35 to	2.35	23.36 to	24.62
NMI
2013	667,648	10.6265 to	15.1870	9,749,224	0.41	1.30 to	2.10	17.87 to	18.83
2012	801,506	8.8906 to	12.7869	9,865,957	0.91	1.30 to	2.10	15.14 to	16.08
2011	1,007,217	7.7217 to	11.0208	10,671,777	0.82	1.30 to	2.10	(17.94)to	(17.27)
2010	1,076,458	9.4101 to	13.3287	13,809,157	0.69	1.30 to	2.30	0.50 to	12.25
2009	1,170,771	8.4513 to	11.8797	13,421,698	1.86	1.30 to	2.35	34.70 to	36.15
CSC
2013	2,076	16.9066 to	17.3660	35,796	0.72	1.55 to	1.85	31.56 to	31.96
2012	1,184	12.8507 to	13.0562	15,387	0.29	1.65 to	1.85	9.19 to	9.41
2011	1,172	11.7697 to	11.9334	13,935	0.90	1.65 to	1.85	(7.86) to	(7.68)
2010	1,022	12.7743 to	12.9257	13,175	1.03	1.65 to	1.85	24.13 to	24.38
2009	954	10.3922		9,933	0.93	1.65		22.93

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
FVB
2013	7,562,294	$ 13.1149	to	$ 14.0597	$ 103,919,564	1.36%	1.30% to	2.30%	16.54%	to	17.73%
2012	7,507,371	11.3885	to	11.9421	87,912,238	1.53	1.30 to	2.10	12.40	to	13.32
2011	7,396,640	10.1324	to	10.5126	76,682,725	1.64	0.65 to	2.10	(5.84)	to	(4.45)
2010	5,329,715	10.6772	to	11.0801	58,332,583	1.60	1.35 to	2.30	1.23	to	16.17
2009	4,620,075	9.2805	to	9.5381	43,671,580	2.27	1.35 to	2.30	35.14	to	36.46
FL1
2013	16,883,265	13.7669	to	15.9081	242,518,324	0.80	0.65 to	2.35	27.88	to	30.10
2012	20,321,365	10.7657	to	12.2274	226,589,248	1.09	0.65 to	2.35	13.40	to	15.38
2011	22,654,962	9.4938	to	10.5974	221,030,866	0.80	0.65 to	2.35	(5.06)	to	(3.41)
2010	22,219,731	10.0146	to	10.3056	226,649,086	1.05	1.30 to	2.30	1.40	to	15.41
2009	21,371,208	8.7663	to	8.9297	189,572,250	1.53	1.30 to	2.30	32.35	to	33.71
F10
2013	366,195	13.5628	to	14.4357	5,112,070	1.35	1.35 to	2.10	10.82	to	11.67
2012	453,269	12.1048	to	12.9273	5,687,870	1.64	1.35 to	2.25	9.06	to	10.07
2011	472,101	11.0993	to	11.7448	5,402,924	1.69	1.35 to	2.25	(2.66)	to	(1.77)
2010	586,368	11.4029	to	11.9562	6,869,231	1.73	1.35 to	2.25	10.01	to	11.03
2009	790,396	10.3649	to	10.7688	8,368,031	3.25	1.35 to	2.25	21.17	to	22.28
F15
2013	1,808,434	13.6168	to	14.7369	25,834,253	1.41	1.30 to	2.25	11.54	to	12.62
2012	2,213,373	12.2083	to	13.0854	28,165,613	1.74	1.30 to	2.25	9.37	to	10.44
2011	2,439,910	11.1620	to	11.8482	28,232,570	1.76	1.30 to	2.25	(2.75)	to	(1.81)
2010	2,690,154	11.4777	to	12.0663	31,790,466	2.02	1.30 to	2.25	0.70	to	11.32
2009	2,555,558	10.4105	to	10.8391	27,230,849	4.12	1.30 to	2.25	22.21	to	23.40
F20
2013	2,727,741	13.2873	to	14.7210	39,069,394	1.52	0.65 to	2.30	12.98	to	14.88
2012	2,941,746	11.9896	to	12.8982	37,000,260	1.71	1.30 to	2.30	10.46	to	11.59
2011	3,280,196	10.8545	to	11.5582	37,084,576	1.83	1.30 to	2.30	(3.51)	to	(2.52)
2010	3,591,134	11.2492	to	11.8574	41,774,592	2.00	1.30 to	2.30	0.77	to	12.84
2009	4,011,350	9.9637	to	10.5078	41,446,559	3.24	1.30 to	2.55	25.27	to	26.88
FVM
2013	10,268,467	14.6966	to	16.3096	163,285,319	0.26	0.65 to	2.35	32.68	to	34.99
2012	12,996,921	10.8875	to	12.1619	154,665,507	0.38	0.65 to	2.35	11.86	to	13.81
2011	14,937,626	9.5660	to	10.7565	157,792,397	0.02	0.65 to	2.35	(12.94)	to	(11.43)
2010	14,828,391	11.7343	to	12.2246	178,592,880	0.12	1.30 to	2.35	(0.13)	to	26.90
2009	15,498,708	9.3461	to	9.6332	147,656,427	0.48	1.30 to	2.35	36.47	to	37.94

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
SGI
2013	33,340,140	$ 12.6902	to	$ 14.0011	$ 456,002,716	1.66%	0.65% to	2.55%	10.36%	to	12.51%
2012	37,860,350	11.2791	to	12.5261	464,766,322	0.74	0.65 to	2.55	11.89	to	14.08
2011	42,483,720	9.8870	to	11.0258	461,684,334	1.22	0.65 to	2.35	(8.49)	to	(6.90)
2010	39,232,419	11.4936	to	11.9272	462,402,911	1.98	1.35 to	2.30	1.72	to	17.56
2009	33,258,686	9.8573	to	10.1455	334,386,149	0.68	1.35 to	2.35	17.43	to	18.63
S17
2013	3,944,019	12.3896	to	13.3034	51,560,794	12.11	1.35 to	2.55	20.62	to	22.10
2012	4,517,904	10.5024	to	10.8955	48,525,970	2.78	1.35 to	2.10	12.90	to	13.77
2011	5,135,868	9.3025	to	9.5769	48,625,842	0.02	1.35 to	2.10	(3.61)	to	(2.87)
2010	5,771,387	9.5951	to	9.8597	56,433,177	2.06	1.35 to	2.30	7.72	to	8.77
2009	6,700,721	8.9075	to	9.0651	60,404,458	2.81	1.35 to	2.30	27.26	to	28.49
ISC
2013	9,121,585	12.4364	to	13.3321	118,825,574	6.33	0.65 to	2.30	11.32	to	13.20
2012	10,438,756	11.1716	to	11.8550	121,315,834	6.45	1.30 to	2.30	10.05	to	11.18
2011	11,052,281	10.1516	to	10.6628	115,893,306	5.67	0.65 to	2.30	0.03	to	1.72
2010	10,453,432	10.1481	to	10.5514	108,775,441	6.60	1.30 to	2.30	1.33	to	11.21
2009	8,744,128	9.1653	to	9.4879	82,084,273	7.92	1.30 to	2.50	32.21	to	33.83
AAZ
2013	232,968	12.6890	to	13.1224	2,995,129	6.25	0.65 to	2.10	11.46	to	13.11
2012	219,490	11.3840	to	11.6010	2,515,056	6.87	0.65 to	2.10	10.18	to	11.83
2011	129,363	10.3317	to	10.3537	1,338,333	-	1.35 to	2.10	3.32	to	3.54
BBC
2013	13,774	14.7698	to	15.0120	205,905	2.06	1.35 to	2.05	25.43	to	26.32
2012	12,309	11.7754	to	11.8836	145,875	2.21	1.35 to	2.05	11.85	to	12.65
2011	9,990	10.5283	to	10.5493	105,338	-	1.35 to	2.05	5.28	to	5.49
FVS
2013	1,567,440	17.3937	to	31.5174	47,194,557	1.28	0.65 to	2.55	32.77	to	35.35
2012	1,751,017	12.8507	to	23.4505	39,374,752	0.76	0.65 to	2.50	15.41	to	17.61
2011	2,017,094	10.9261	to	20.0806	38,970,383	0.68	0.65 to	2.50	(6.16)	to	(4.38)
2010	2,184,543	14.4922	to	21.1502	44,583,047	0.79	1.30 to	2.50	1.78	to	26.56
2009	2,176,095	11.5328	to	16.7205	35,186,583	1.64	1.30 to	2.50	25.93	to	27.48
BBA
2013	50,422	16.9760	to	17.5351	865,842	1.12	0.65 to	2.05	33.33	to	35.24
2012	50,191	12.7319	to	12.8489	643,132	0.69	1.35 to	2.05	15.83	to	16.66
2011	46,701	10.9918	to	11.0137	514,029	-	- to	-	9.92	to	10.14

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
SIC
2013	2,335,970	$ 11.7372	to	$ 14.1815	$ 32,166,899	6.13%	0.65% to	2.30%	0.94%	to	2.64%
2012	2,573,447	11.4349	to	13.9072	35,029,483	6.96	0.65 to	2.30	10.15	to	12.02
2011	2,800,517	10.2082	to	12.4669	34,368,378	5.95	0.65 to	2.30	0.22	to	1.91
2010	2,596,931	11.8722	to	12.3200	31,584,484	4.50	1.35 to	2.30	0.71	to	9.42
2009	1,891,057	10.9558	to	11.2596	21,088,738	7.24	1.35 to	2.30	22.86	to	24.05
BBB
2013	43,918	11.2034	to	11.5725	500,863	5.70	0.65 to	2.05	1.05	to	2.50
2012	33,907	11.0868	to	11.1887	378,585	7.29	1.35 to	2.05	10.35	to	11.14
2011	18,795	10.0473	to	10.0673	189,112	-	1.35 to	2.05	0.47	to	0.67
FMS
2013	11,763,564	14.9879	to	21.3191	241,465,876	2.06	0.65 to	2.55	24.99	to	27.43
2012	14,648,890	11.7619	to	16.8490	238,076,966	2.06	0.65 to	2.55	11.32	to	13.50
2011	16,848,114	10.3632	to	14.9512	243,685,985	2.29	0.65 to	2.35	(3.36)	to	(1.68)
2010	18,142,945	11.7357	to	15.3150	269,667,669	1.61	1.30 to	2.35	1.10	to	9.75
2009	18,322,036	10.7695	to	13.9615	248,924,483	2.27	1.30 to	2.35	23.09	to	24.41
TDM
2013	2,977,837	13.8777	to	15.0823	43,477,768	1.85	1.30 to	2.30	(3.20)	to	(2.21)
2012	2,973,922	14.3367	to	15.4232	44,554,239	1.44	1.30 to	2.30	10.55	to	11.68
2011	3,451,536	12.9690	to	13.8097	46,486,794	0.95	1.30 to	2.30	(17.79)	to	(16.95)
2010	3,730,450	15.7752	to	16.6280	60,725,526	1.67	1.30 to	2.30	14.88	to	16.06
2009	4,245,202	13.7314	to	14.3272	59,780,455	4.87	1.30 to	2.30	68.62	to	70.35
FTI
2013	8,445,001	17.0938	to	23.0962	186,410,420	2.43	1.30 to	2.55	19.84	to	21.37
2012	10,512,459	14.1988	to	19.0405	192,256,195	3.17	1.30 to	2.55	15.20	to	16.69
2011	13,164,270	12.2681	to	16.3841	207,290,349	1.65	1.30 to	2.55	(12.91)	to	(11.79)
2010	15,268,978	14.0221	to	18.6504	273,652,493	1.99	1.30 to	2.55	5.64	to	7.00
2009	17,578,876	13.2120	to	17.5014	295,586,812	3.56	1.30 to	2.55	33.55	to	35.26
AAX
2013	749,817	10.8224	to	11.3105	8,275,057	4.41	0.65 to	2.55	(1.05)	to	0.88
2012	372,598	10.9809	to	11.2124	4,125,222	5.80	0.65 to	2.25	12.37	to	14.22
2011	31,720	9.7779	to	9.8168	310,599	-	0.65 to	2.05	(2.22)	to	(1.83)
FTG
2013	1,577,153	15.4863	to	22.7083	34,020,697	2.71	1.30 to	2.30	27.81	to	29.12
2012	1,891,734	12.0793	to	17.5958	31,651,870	2.01	1.30 to	2.30	18.27	to	19.49
2011	2,191,897	10.1820	to	14.7339	30,804,560	1.33	1.30 to	2.30	(9.11)	to	(8.18)
2010	2,323,981	11.1685	to	16.0551	35,600,674	1.34	1.30 to	2.30	0.74	to	6.00
2009	2,338,559	10.6117	to	15.1541	33,875,343	3.23	1.30 to	2.30	28.09	to	29.40

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
HBF
2013	988,273	$ 14.7503	to	$ 15.2845	$ 14,981,788	1.82%	1.35% to	2.10%	12.73%	to	13.59%
2012	1,240,009	13.0852	to	13.4560	16,579,285	1.47	1.35 to	2.10	7.20	to	8.02
2011	1,299,312	12.2069	to	12.4569	16,106,376	1.08	1.35 to	2.10	(0.45)	to	0.31
2010	773,084	12.2622	to	12.4184	9,572,118	0.12	1.35 to	2.10	0.75	to	8.95
2009	259,790	11.3416	to	11.3988	2,957,383	0.05	1.35 to	2.10	13.42	to	13.99
HVD
2013	341,476	13.0440	to	13.6600	4,608,325	2.90	1.35 to	2.10	17.44	to	18.34
2012	396,553	11.1065	to	11.5427	4,528,237	3.84	1.35 to	2.10	9.11	to	9.95
2011	419,954	10.1789	to	10.4978	4,371,146	3.86	1.35 to	2.10	4.83	to	5.63
2010	381,299	9.7101	to	9.9383	3,761,330	4.58	1.35 to	2.10	0.95	to	13.57
2009	300,219	8.6154	to	8.7509	2,613,269	-	1.35 to	2.10	22.48	to	23.42
HVG
2013	78,457	10.3462	to	10.7016	830,844	0.96	1.35 to	1.90	31.20	to	31.94
2012	105,576	7.8856	to	8.1111	848,512	0.36	1.35 to	1.90	8.34	to	8.95
2011	109,345	7.2785	to	7.4448	807,966	0.15	1.35 to	1.90	(4.89)	to	(4.36)
2010	105,400	7.6526	to	7.7839	815,820	0.17	1.35 to	1.90	7.78	to	8.38
2009	64,711	7.1003	to	7.1818	462,965	-	1.35 to	1.90	13.76	to	14.40
HVI
2013	81,411	11.0666	to	11.5892	932,571	3.73	1.35 to	2.10	21.21	to	22.14
2012	113,189	9.1301	to	9.4886	1,062,389	3.72	1.35 to	2.10	8.39	to	9.23
2011	129,405	8.4231	to	8.6870	1,114,733	2.81	1.35 to	2.10	4.82	to	5.62
2010	135,007	8.0357	to	8.2246	1,103,265	2.88	1.35 to	2.10	9.45	to	10.28
2009	122,312	7.3422	to	7.4577	908,107	-	1.35 to	2.10	19.06	to	19.97
HVE
2013	473,837	9.7224	to	10.1815	4,749,934	1.34	1.35 to	2.10	20.33	to	21.25
2012	599,889	8.0800	to	8.3974	4,972,427	1.19	1.35 to	2.10	11.63	to	12.49
2011	673,679	7.2383	to	7.4651	4,976,865	1.22	1.35 to	2.10	(13.41)	to	(12.74)
2010	579,008	8.3591	to	8.5555	4,914,149	1.41	1.35 to	2.10	1.46	to	7.71
2009	373,724	7.8201	to	7.9431	2,952,460	0.05	1.35 to	2.10	30.66	to	31.67
HVM
2013	-	-	to	-	-	1.45	1.35 to	1.90	11.48	to	11.63
2012	8,808	9.2715	to	9.5366	82,921	0.60	1.35 to	1.90	8.50	to	9.11
2011	8,964	8.5450	to	8.7402	77,544	0.70	1.35 to	1.90	(3.20)	to	(2.66)
2010	5,537	8.8274	to	8.9788	49,237	0.89	1.35 to	1.90	11.95	to	12.58
2009	4,757	7.8852	to	7.9757	37,661	-	1.35 to	1.90	19.55	to	20.22

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Investment Net Income Assets Ratio1		Expense Ratio lowest to highest2		Total Return3
HVC
2013	116,539	$ 13.3851	to	$ 14.0172	$ 1,606,941	0.74%	1.35% to	2.10%	29.56%	to 30.55%
2012	159,752	10.3312	to	10.7368	1,690,777	0.27	1.35 to	2.10	12.17	to 13.03
2011	135,012	9.2104	to	9.4989	1,267,264	0.46	1.35 to	2.10	(4.81)	to (4.08)
2010	131,381	9.6756	to	9.9030	1,289,234	0.67	1.35 to	2.10	1.60	to 21.15
2009	131,703	8.0479	to	8.1744	1,070,309	-	1.35 to	2.10	31.41	to 32.42
HVS
2013	737,944	10.7284	to	11.2348	8,218,734	2.50	1.35 to	2.10	(3.75)	to (3.02)
2012	771,336	11.1469	to	11.5843	8,869,495	2.42	1.35 to	2.10	1.17	to 1.95
2011	745,930	11.0178	to	11.3626	8,425,130	2.35	1.35 to	2.10	3.09	to 3.88
2010	462,023	10.6873	to	10.9382	5,028,611	2.59	1.35 to	2.10	0.44	to 3.47
2009	89,657	10.4080	to	10.5713	943,853	-	1.35 to	2.10	3.25	to 4.04
HVN
2012	-	-	to	-	-	-	1.35 to	2.10	18.65	to 18.95
2011	64,413	6.1068	to	6.2982	401,560	-	1.35 to	2.10	(14.56)	to (13.90)
2010	53,652	7.1473	to	7.3153	389,238	0.10	1.35 to	2.10	13.53	to 14.40
2009	52,212	6.2954	to	6.3944	332,142	-	1.35 to	2.10	31.82	to 32.83
HRS
2013	308,937	7.3255	to	7.6491	2,330,630	0.98	1.35 to	2.10	6.81	to 7.63
2012	349,676	6.8582	to	7.1067	2,457,433	0.23	1.35 to	2.10	2.13	to 2.92
2011	365,057	6.7150	to	6.9052	2,498,612	0.16	1.35 to	2.10	(11.53)	to (10.85)
2010	288,049	7.5898	to	7.7455	2,215,321	0.26	1.35 to	2.10	3.59	to 20.50
2009	134,661	6.3466	to	6.4276	861,819	-	1.35 to	2.10	31.91	to 32.92
HVR
2013	131,266	10.6411	to	11.1435	1,442,554	0.73	1.35 to	2.10	21.82	to 22.76
2012	155,429	8.7348	to	9.0777	1,394,690	1.64	1.35 to	2.10	4.68	to 5.49
2011	160,878	8.3441	to	8.6054	1,371,418	0.34	1.35 to	2.10	4.60	to 5.40
2010	150,620	7.9771	to	8.1645	1,220,000	1.32	1.35 to	2.10	1.12	to 5.89
2009	75,433	7.5908	to	7.7102	578,764	-	1.35 to	2.10	30.58	to 31.58
HSS
2013	340,400	14.6333	to	15.3243	5,154,845	0.31	1.35 to	2.10	29.15	to 30.14
2012	437,852	11.3304	to	11.7752	5,102,981	-	1.35 to	2.10	20.04	to 20.96
2011	519,574	9.4389	to	9.7346	5,015,924	0.02	1.35 to	2.10	(2.99)	to (2.25)
2010	463,805	9.7297	to	9.9582	4,587,826	0.47	1.35 to	2.10	2.10	to 27.86
2009	320,168	7.6677	to	7.7883	2,481,257	-	1.35 to	2.10	30.16	to 31.16
VKC
2013	705,458	15.7463	to	16.4608	11,412,161	0.57	1.35 to	2.10	31.12	to 32.12
2012	497,553	12.0090	to	12.7466	6,119,962	0.58	0.65 to	2.10	14.60	to 16.31
2011	608,083	10.4786	to	10.9591	6,491,582	0.58	0.65 to	2.10	(1.29)	to 0.17
2010	541,345	10.6152	to	10.8455	5,813,854	0.85	1.35 to	2.10	1.68	to 20.53
2009	286,134	8.8743	to	8.9980	2,559,424	1.10	1.35 to	2.10	36.24	to 37.28

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
VLC
2013	2,946,646	$ 12.6409	to	$ 16.8341	$ 39,678,147	1.48%	0.65% to	2.55%	32.20%	to 34.77%
2012	2,455,811	9.5623	to	10.3003	24,746,978	1.55	1.30 to	2.55	15.88	to 17.37
2011	2,647,256	8.3548	to	8.7759	22,814,813	1.37	1.30 to	2.30	(4.36)	to (3.38)
2010	2,754,884	8.7353	to	9.0827	24,645,773	0.13	1.30 to	2.30	1.41	to 14.19
2009	2,424,233	7.7727	to	7.9538	19,071,269	4.34	1.30 to	2.10	25.71	to 26.74
VKU
2013	6,967,224	14.0805	to	14.8512	101,917,116	1.68	0.65 to	2.25	22.08	to 24.07
2012	4,842,609	11.6196	to	12.0545	57,677,285	1.81	0.65 to	2.10	10.02	to 11.65
2011	4,795,893	10.4145	to	10.8734	51,651,570	1.59	0.65 to	2.10	(3.37)	to (1.94)
2010	2,638,485	10.9300	to	11.1670	29,230,936	1.96	1.35 to	2.10	1.34	to 10.52
2009	2,012,655	9.8917	to	10.1041	20,224,707	2.67	1.35 to	2.50	19.43	to 20.83
AI8
2013	93,459	13.3271	to	13.6249	1,265,384	1.18	1.35 to	2.30	15.99	to 17.12
2012	16,040	11.5883	to	11.6337	186,262	1.24	1.35 to	1.65	13.34	to 13.69
2011	1,222	10.2183	to	10.2328	12,500	-	1.35 to	1.85	2.18	to 2.33
AAY
2013	2,366,142	9.9032	to	10.2415	23,724,644	3.93	0.65 to	2.10	(3.80)	to (2.38)
2012	858,794	10.2340	to	10.4910	8,892,765	2.33	0.65 to	2.55	2.37	to 4.38
2011	170,792	10.0109	to	10.0506	1,712,175	-	0.65 to	2.05	0.11	to 0.51
AAM
2013	325,342	15.7548	to	16.2927	5,212,710	1.08	0.65 to	2.10	33.05	to 35.01
2012	100,716	11.8494	to	11.9582	1,199,600	0.88	1.35 to	2.05	14.86	to 15.69
2011	5,184	10.3278	to	10.3366	53,540	-	1.35 to	1.65	3.28	to 3.37
LRE
2013	5,760,595	9.8474	to	10.6476	60,059,241	1.38	0.65 to	2.35	(3.56)	to (1.89)
2012	5,713,464	10.0366	to	10.9237	61,330,118	1.54	0.65 to	2.35	19.17	to 21.25
2011	6,403,042	8.2773	to	9.0510	57,264,390	2.04	0.65 to	2.35	(19.92)	to (18.53)
2010	5,546,175	10.8727	to	11.1887	61,493,993	1.38	1.35 to	2.35	2.09	to 21.04
2009	4,250,860	9.0745	to	9.2522	39,060,057	3.64	1.30 to	2.35	65.86	to 67.64

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
LA9
2013	2,007,338	$ 18.6553	to	$ 22.9112	$ 40,883,716	-%	1.30% to	2.55%	33.58%	to 35.30%
2012	2,655,359	13.9651	to	16.9340	40,130,308	-	1.30 to	2.55	11.18	to	12.61
2011	3,079,831	10.2431	to	15.0377	41,524,761	-	0.65 to	2.55	(12.34)	to	(10.63)
2010	3,343,836	14.3291	to	16.9372	50,950,452	-	1.30 to	2.55	0.79	to	21.33
2009	4,131,400	11.9616	to	13.9599	52,098,239	-	1.30 to	2.55	41.84	to	43.66
LAV
2013	2,786,160	15.4793	to	21.0606	56,663,879	0.25	0.65 to	2.30	32.64	to	34.88
2012	2,764,087	14.4039	to	15.7255	42,125,655	0.52	1.30 to	2.30	8.03	to	9.14
2011	3,280,677	13.3338	to	14.4163	45,971,939	0.19	1.30 to	2.30	(6.68)	to	(5.73)
2010	3,240,001	14.2886	to	15.3001	48,288,792	0.32	1.30 to	2.30	1.37	to	17.48
2009	3,386,297	12.2869	to	13.0302	43,116,785	0.19	1.30 to	2.35	23.08	to	24.34
EGS
2012	-	-	to	-	-	0.05	1.00 to	1.85	13.19	to	13.81
2011	9,986,814	5.7827	to	24.9499	125,072,423	0.17	1.00 to	1.85	(2.29)	to	(1.45)
2010	11,164,178	5.9152	to	25.4132	142,268,348	0.09	1.00 to	1.85	13.67	to	14.66
2009	12,612,013	5.2011	to	22.2504	140,984,437	0.28	1.00 to	1.85	35.19	to	36.36
MFF
2012	-	-	to	-	-	-	1.00 to	2.25	12.71	to	13.62
2011	776,655	9.9684	to	19.4686	9,830,029	-	1.00 to	2.25	(2.92)	to	(0.10)
2010	922,817	11.2140	to	19.8409	12,234,367	-	1.00 to	2.25	12.91	to	14.35
2009	1,079,900	9.8917	to	17.3864	12,532,342	-	1.00 to	2.30	34.29	to	36.08
GGC
2013	41,621,978	10.7007	to	10.7298	449,385,727	1.77	1.15 to	1.85	7.01	to	7.30
GGE
2013	54,392,986	10.6609	to	10.7384	582,198,307	1.66	0.65 to	2.55	6.61	to	7.38
FFL
2013	7,603,903	8.9609	to	38.9941	150,048,532	0.23	1.00 to	1.85	34.32	to	35.48
2012	8,715,181	6.6678	to	28.8924	126,358,221	-	1.00 to	1.85	1.81	to	2.14
TEG
2013	957,977	15.2725	to	30.3796	20,199,476	0.12	0.65 to	2.25	33.43	to	35.61
2012	1,067,867	11.4290	to	22.5272	17,349,507	-	1.15 to	2.25	1.57	to	1.99
FFJ
2013	3,214,346	7.0908	to	8.0117	24,799,452	-	1.15 to	1.85	35.17	to	36.16
2012	3,355,284	5.2403	to	5.8842	19,045,900	-	1.15 to	1.85	2.92	to	3.19

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
FFK
2013	2,385,661	$ 9.7733	to	$ 22.4833	$ 43,834,880	-%	1.15% to	2.35%	33.99%	to 35.64%
2012	3,042,637	7.2567	to	16.5842	41,719,426	-	1.15 to	2.50	2.77	to	4.26
TND
2013	1,244,536	14.6197	to	14.8611	18,296,470	-	0.65 to	2.10	38.25	to	40.30
2012	1,253,717	10.5720	to	10.5924	13,270,525	-	0.65 to	2.30	5.72	to	5.92
AAN
2013	75,771,098	9.6804	to	10.5094	779,097,934	1.07	0.65 to	2.55	(3.81)	to	(1.93)
2012	85,754,971	10.0069	to	10.7163	907,744,211	0.19	0.65 to	2.55	0.07	to	6.36
2011	228,381	10.0346	to	10.0560	2,295,169	-	1.35 to	2.10	0.35	to	0.56
FFN
2013	16,264,441	13.3085	to	13.5283	217,583,373	0.29	0.65 to	2.10	29.23	to	31.14
2012	21,332,345	10.2959	to	10.3158	219,815,489	-	0.65 to	2.30	2.96	to	3.16
FFO
2013	19,546,304	13.6487	to	13.8438	269,468,965	1.14	1.30 to	2.55	32.42	to	34.12
2012	25,592,147	10.3068	to	10.3219	264,127,204	-	1.30 to	2.55	3.07	to	3.22
FFP
2013	1,001,872	13.6854	to	13.8022	13,784,206	0.99	1.35 to	2.10	32.75	to	33.77
2012	1,256,681	10.3091	to	10.3182	12,962,256	-	1.35 to	2.10	3.09	to	3.18
MIT
2013	13,963,398	13.5787	to	49.6504	335,078,758	2.04	1.15 to	1.85	33.88	to	34.85
2012	15,937,014	10.1375	to	36.9102	284,268,803	1.68	1.15 to	1.85	13.23	to	14.06
2011	18,480,552	8.9485	to	32.4419	288,462,302	1.86	1.00 to	1.85	0.09	to	0.96
2010	21,182,508	8.9359	to	32.2588	329,127,899	1.82	1.00 to	1.85	14.31	to	15.30
2009	24,500,355	7.8132	to	28.0862	330,454,824	2.37	1.00 to	1.85	22.94	to	24.01
MFL
2013	5,813,652	15.9698	to	24.1277	121,852,464	1.74	1.00 to	2.55	32.59	to	34.70
2012	7,733,934	11.9588	to	17.9491	121,965,691	1.37	1.00 to	2.55	12.15	to	13.95
2011	9,632,098	10.5865	to	15.7844	134,401,254	1.56	1.00 to	2.55	(0.85)	to	0.72
2010	12,022,072	10.6014	to	15.7028	168,194,841	1.56	1.00 to	2.55	13.16	to	14.96
2009	14,889,009	9.3019	to	13.6875	182,378,997	2.11	1.00 to	2.55	21.81	to	23.75

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
BDS
2013	3,586,004	$ 19.0130	to	$ 21.8027	$ 74,837,112	4.08%	1.15% to	1.85%	(2.12%)	to	(1.41%)
2012	4,392,042	19.3030	to	22.1141	93,350,707	4.92	1.15 to	1.85	9.24	to	10.04
2011	4,609,175	17.6516	to	20.0962	89,181,631	4.84	1.15 to	1.85	4.66	to	5.42
2010	5,106,265	16.8481	to	19.0628	93,795,374	4.34	1.15 to	1.85	8.81	to	9.60
2009	5,384,987	15.4686	to	17.3936	90,448,318	6.48	1.15 to	1.85	25.59	to	26.50
MF7
2013	10,687,410	11.3759	to	18.0972	178,270,189	4.08	0.65 to	2.50	(3.00)	to	(1.16)
2012	9,751,262	11.5089	to	18.4014	166,516,251	4.64	0.65 to	2.55	8.16	to	10.28
2011	9,806,250	10.4364	to	16.7714	153,556,663	4.83	0.65 to	2.50	3.65	to	5.61
2010	9,260,297	11.9321	to	15.9598	138,789,021	3.96	1.15 to	2.50	0.52	to	9.40
2009	6,662,054	10.9792	to	14.5888	91,904,165	5.40	1.15 to	2.50	24.47	to	26.19
RGS
2013	5,928,013	15.4053	to	24.4424	114,679,328	0.99	1.15 to	1.85	32.13	to	33.09
2012	6,563,929	11.6470	to	18.3649	95,519,770	0.78	1.15 to	1.85	14.30	to	15.13
2011	7,453,731	10.1798	to	15.9514	94,329,872	0.95	1.00 to	1.85	(2.77)	to	(1.93)
2010	8,499,280	10.4589	to	16.2874	109,875,527	1.15	1.00 to	1.85	15.05	to	16.04
2009	9,599,790	9.0816	to	14.0549	107,176,009	1.82	1.00 to	1.85	30.28	to	31.41
RG1
2013	3,243,424	13.7856	to	25.4526	48,214,531	0.77	0.65 to	2.25	31.26	to	33.41
2012	3,536,923	10.4710	to	19.1846	39,795,981	0.54	0.65 to	2.30	13.55	to	15.48
2011	3,585,793	9.1984	to	16.7056	35,557,705	0.74	0.65 to	2.35	(3.57)	to	(1.89)
2010	3,339,426	9.5576	to	17.1228	34,696,477	0.93	1.10 to	2.30	1.72	to	15.66
2009	3,557,338	8.3649	to	14.8193	32,497,716	1.44	1.10 to	2.30	29.39	to	30.98
EME
2013	1,069,130	25.0134	to	30.8705	30,332,889	1.55	1.00 to	1.85	(6.96)	to	(6.16)
2012	1,170,564	26.8859	to	33.0133	35,575,216	1.10	1.00 to	1.85	16.77	to	17.79
2011	1,418,256	23.0239	to	28.1271	36,670,610	0.53	1.00 to	1.85	(20.04)	to	(19.34)
2010	1,624,680	28.7931	to	34.9969	52,175,479	0.71	1.00 to	1.85	21.46	to	22.51
2009	1,777,211	23.7055	to	28.6673	46,576,034	2.42	1.00 to	1.85	65.46	to	66.90

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
EM1
2013	1,912,047	$ 9.4376	to	$ 34.9436	$ 29,856,169	1.43%	0.65% to	2.55%	(7.81%)	to	(6.02%)
2012	1,981,331	10.0417	to	37.3877	33,553,289	0.89	0.65 to	2.50	15.62	to	17.83
2011	2,229,533	8.5224	to	31.9085	32,459,265	0.35	0.65 to	2.50	(20.75)	to	(19.25)
2010	1,775,371	16.1794	to	39.7356	33,610,615	0.56	1.15 to	2.50	2.77	to	22.05
2009	1,346,721	13.4397	to	32.5736	22,378,471	1.63	1.15 to	2.50	63.92	to	66.19
GGS
2013	935,239	15.6124	to	22.9637	17,862,748	-	1.00 to	1.85	(7.01)	to	(6.21)
2012	1,121,650	16.7896	to	24.5777	23,029,564	2.90	1.00 to	1.85	(1.23)	to	(0.37)
2011	1,256,337	16.9987	to	24.7647	26,008,011	2.26	1.00 to	1.85	4.10	to	5.00
2010	1,388,803	16.3289	to	23.6760	27,603,523	0.00	1.00 to	1.85	2.68	to	3.57
2009	1,514,184	15.9031	to	22.9489	29,279,024	11.75	1.00 to	1.85	2.14	to	3.02
GG1
2013	164,670	13.7755	to	16.4557	2,532,443	-	1.15 to	2.05	(7.37)	to	(6.52)
2012	136,568	14.8332	to	17.6563	2,246,301	2.50	1.15 to	2.05	(1.73)	to	(0.83)
2011	155,653	15.0563	to	17.8579	2,593,778	1.96	1.15 to	2.05	3.58	to	4.53
2010	191,576	14.4984	to	17.1353	3,072,039	0.00	1.15 to	2.05	2.24	to	3.18
2009	226,268	14.1448	to	16.6581	3,542,610	13.42	1.15 to	2.05	1.65	to	2.58
GGR
2013	2,092,115	12.7440	to	40.1105	57,215,898	0.67	1.15 to	1.85	19.01	to	19.88
2012	2,365,951	10.7025	to	33.5420	54,517,556	0.72	1.15 to	1.85	17.50	to	18.35
2011	2,773,868	9.1041	to	28.4107	53,695,583	0.68	1.15 to	1.85	(8.11)	to	(7.45)
2010	3,303,954	9.9029	to	30.7722	68,407,784	0.80	1.00 to	1.85	9.74	to	10.69
2009	3,839,286	9.0195	to	27.9081	71,866,959	1.19	1.00 to	1.85	37.23	to	38.42
GG2
2013	175,811	17.9370	to	26.0623	3,534,222	0.38	1.15 to	2.55	17.86	to	19.55
2012	179,854	15.1109	to	21.8117	3,076,199	0.47	1.15 to	2.10	16.97	to	18.11
2011	205,718	12.8853	to	18.4763	3,012,570	0.36	1.15 to	2.10	(8.62)	to	(7.74)
2010	250,738	14.0654	to	20.0359	4,004,065	0.57	1.15 to	2.10	9.19	to	10.25
2009	340,286	12.8483	to	18.1818	4,912,210	0.74	1.15 to	2.10	36.50	to	37.83

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
RES
2013	5,432,212	$ 9.9571	to	$ 33.9097	$ 120,583,776	1.56%	1.15% to	1.85%	21.71%	to 22.59%
2012	6,184,482	8.1769	to	27.7289	112,011,193	1.58	1.15 to	1.85	14.64	to	15.48
2011	7,166,923	7.1290	to	24.0719	112,370,557	1.19	1.15 to	1.85	(8.45)	to	(7.79)
2010	8,120,608	7.7831	to	26.1691	138,046,224	1.40	1.15 to	1.85	10.58	to	11.38
2009	9,405,855	7.0348	to	23.5528	143,755,857	1.68	1.15 to	1.85	29.99	to	30.94
RE1
2013	571,136	14.0599	to	22.3523	9,984,130	1.25	1.10 to	2.25	20.90	to	22.32
2012	804,018	11.5821	to	18.2921	11,694,232	1.31	1.15 to	2.25	13.94	to	15.23
2011	969,870	10.1236	to	15.8830	12,311,637	0.87	1.10 to	2.25	(9.09)	to	(8.02)
2010	1,162,208	11.0907	to	17.2860	16,215,376	1.16	1.10 to	2.25	9.89	to	11.18
2009	1,371,905	10.0513	to	15.5629	17,259,114	1.46	1.10 to	2.25	29.06	to	30.57
GTR
2013	2,653,641	17.6120	to	34.6579	69,875,165	2.55	1.15 to	1.85	6.82	to	7.60
2012	2,816,638	16.4786	to	32.2897	69,236,431	1.92	1.15 to	1.85	7.52	to	8.31
2011	3,221,964	15.3179	to	29.8872	73,752,769	0.96	1.15 to	1.85	(0.33)	to	0.40
2010	3,630,317	15.3603	to	29.8429	83,182,897	0.80	1.15 to	1.85	3.58	to	4.33
2009	4,057,331	14.8223	to	28.6751	89,385,980	8.00	1.15 to	1.85	13.03	to	13.85
GT2
2013	78,489,983	11.3913	to	21.0923	933,031,187	2.33	0.65 to	2.55	5.77	to	7.84
2012	83,848,269	10.8365	to	19.6683	933,129,242	1.79	0.65 to	2.35	6.68	to	8.55
2011	83,798,499	10.0846	to	18.2205	868,419,521	1.02	0.65 to	2.10	(0.83)	to	0.63
2010	35,771,466	10.2960	to	18.2065	374,030,587	0.33	1.15 to	2.10	0.47	to	4.10
2009	699,643	15.3452	to	17.4988	11,164,168	7.75	1.15 to	2.05	12.42	to	13.46
GSS
2013	6,645,894	14.9236	to	24.4099	127,074,581	2.17	1.15 to	1.85	(4.40)	to	(3.70)
2012	7,678,114	15.5939	to	25.4107	153,265,951	3.16	1.15 to	1.85	0.62	to	1.36
2011	8,225,599	15.4818	to	25.1330	162,926,999	3.72	1.15 to	1.85	5.42	to	6.18
2010	9,796,211	14.6711	to	23.7279	182,422,116	3.64	1.15 to	1.85	2.81	to	3.56
2009	11,173,460	14.2550	to	22.9687	201,831,819	4.99	1.15 to	1.85	2.56	to	3.31
MFK
2013	24,621,249	10.1838	to	14.4102	314,785,436	1.93	0.65 to	2.55	(5.37)	to	(3.53)
2012	27,316,157	10.5561	to	15.0126	365,299,829	2.86	0.65 to	2.55	(0.35)	to	1.60
2011	28,525,248	10.3897	to	15.0863	379,366,472	3.56	0.65 to	2.55	4.39	to	6.42
2010	31,563,214	11.3128	to	14.2266	398,410,866	3.43	1.00 to	2.55	0.13	to	3.45
2009	30,492,655	11.1096	to	13.7522	374,547,282	3.88	1.00 to	2.55	1.57	to	3.19

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
HYS
2013	3,573,022	$ 17.9306	to	$ 36.2344	$ 85,666,186	2.34%	1.00% to	1.85%	4.46%	to	5.36%
2012	4,001,907	17.1657	to	34.5236	91,984,284	6.85	1.00 to	1.85	12.77	to	13.75
2011	4,271,067	15.2218	to	30.4675	87,099,806	8.60	1.00 to	1.85	2.21	to	3.10
2010	4,992,117	14.8922	to	29.6663	99,394,800	9.47	1.00 to	1.85	13.40	to	14.38
2009	5,804,644	13.1329	to	26.0372	100,842,945	10.05	1.00 to	1.85	47.58	to	48.86
MFC
2013	4,518,884	10.6096	to	21.3599	87,287,128	2.08	0.65 to	2.55	3.39	to	5.41
2012	5,322,383	10.2150	to	20.3768	98,934,341	6.17	0.65 to	2.55	2.15	to	13.21
2011	4,304,415	13.1833	to	18.0081	72,995,788	8.28	1.00 to	2.55	1.22	to	2.83
2010	5,362,310	12.9647	to	17.5485	89,107,908	9.35	1.00 to	2.55	12.44	to	14.22
2009	6,543,484	11.4778	to	15.3945	95,852,231	9.78	1.00 to	2.55	45.89	to	48.21
IGS
2013	2,560,681	17.2816	to	24.7827	53,514,206	1.32	1.00 to	1.85	11.81	to	12.78
2012	2,783,903	15.4481	to	22.0049	51,736,851	1.00	1.00 to	1.85	17.67	to	18.69
2011	3,253,080	13.1219	to	18.5655	51,034,318	1.09	1.00 to	1.85	(12.54)	to	(11.78)
2010	3,754,249	14.9958	to	21.0746	66,861,752	0.90	1.00 to	1.85	13.03	to	14.01
2009	4,435,831	13.2602	to	18.5107	69,156,837	1.15	1.00 to	1.85	35.51	to	36.68
IG1
2013	1,744,997	11.8682	to	28.1895	25,080,479	1.11	0.65 to	2.10	11.29	to	12.94
2012	1,795,206	10.5378	to	25.0992	23,166,934	0.75	0.65 to	2.30	16.78	to	18.76
2011	2,183,236	9.0238	to	21.2527	24,149,594	0.90	0.65 to	2.30	(13.15)	to	(11.69)
2010	2,080,737	10.3907	to	24.1998	27,188,090	0.68	1.00 to	2.30	1.39	to	13.72
2009	2,056,727	9.2587	to	21.3236	24,793,740	0.75	1.00 to	2.30	34.52	to	36.31
MII
2013	1,731,827	22.7506	to	37.0357	52,302,066	1.51	1.15 to	1.85	25.54	to	26.45
2012	1,880,504	18.1128	to	29.2883	44,954,741	1.55	1.15 to	1.85	14.07	to	14.90
2011	2,220,602	15.8711	to	25.5126	46,177,756	1.21	1.15 to	1.85	(3.34)	to	(2.64)
2010	2,607,501	16.4109	to	26.2685	55,418,037	1.64	1.00 to	1.85	7.09	to	8.02
2009	2,987,921	15.3166	to	24.4127	59,014,660	3.33	1.00 to	1.85	23.05	to	24.12
MI1
2013	11,692,129	12.7038	to	32.8942	158,015,486	1.35	0.65 to	2.35	24.64	to	26.80
2012	13,665,036	10.1927	to	26.0852	146,947,171	1.40	0.65 to	2.35	13.19	to	15.17
2011	16,726,064	9.0046	to	22.7753	158,156,916	1.03	0.65 to	2.35	(4.08)	to	(2.41)
2010	19,684,586	9.3878	to	23.4684	192,674,447	1.41	1.15 to	2.35	0.83	to	7.53
2009	20,061,375	8.8376	to	21.8362	184,184,694	3.25	1.15 to	2.35	22.17	to	23.67

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Investment Net Income Assets Ratio1		Expense Ratio lowest to highest2		Total Return3
MIS
2013	24,362,512	$ 9.6327	to	$ 18.0749	$ 365,928,868	0.71%	1.00% to	1.85%	27.98%	to 29.09%
2012	27,774,564	7.5228	to	14.0213	323,460,136	0.41	1.00 to	1.85	15.07	to 16.07
2011	31,914,695	6.5343	to	12.0968	321,011,298	0.57	1.00 to	1.85	(1.07)	to (0.21)
2010	37,078,363	6.6013	to	12.1391	374,470,706	0.31	1.00 to	1.85	11.06	to 12.02
2009	43,349,933	5.9408	to	10.8514	392,101,061	0.81	1.00 to	1.85	3.56	to 38.74
M1B
2013	2,908,840	14.1592	to	22.7001	50,157,881	0.45	1.00 to	2.50	26.88	to 28.83
2012	3,365,777	11.0856	to	17.6557	45,257,479	0.12	1.00 to	2.55	13.86	to 15.68
2011	4,131,256	9.6664	to	15.2936	48,424,976	0.28	1.00 to	2.55	(1.99)	to (0.43)
2010	5,348,263	9.7925	to	15.3914	63,674,137	0.10	1.00 to	2.55	9.95	to 11.70
2009	6,755,552	8.8427	to	13.8072	72,529,820	0.56	1.00 to	2.55	36.22	to 38.38
MCS
2012	-	-	to	-	-	-	1.15 to	1.85	11.24	to 11.75
2011	3,961,768	4.5726	to	5.1023	19,567,887	-	1.15 to	1.85	(7.73)	to (7.06)
2010	4,670,921	4.9504	to	5.5689	24,915,455	-	1.00 to	1.85	26.86	to 27.96
2009	4,857,853	3.8983	to	4.3522	20,289,951	0.07	1.00 to	1.85	39.68	to 40.89
MC1
2012	-	-	to	-	-	-	1.15 to	2.50	10.53	to 11.50
2011	1,221,431	6.3459	to	14.4067	10,728,029	-	1.15 to	2.50	(8.62)	to (7.36)
2010	1,566,303	6.8986	to	15.5588	15,073,695	-	1.15 to	2.50	25.67	to 27.40
2009	2,023,237	5.4533	to	12.2184	15,620,576	-	1.15 to	2.50	38.38	to 40.29
MMS
2013	6,262,253	9.8057	to	13.4938	75,746,727	-	1.15 to	1.85	(1.85)	to (1.14)
2012	6,985,878	9.9804	to	13.6827	85,734,713	-	1.15 to	1.85	(1.86)	to (1.14)
2011	7,697,443	10.1591	to	13.8753	96,023,462	-	1.15 to	1.85	(1.85)	to (1.13)
2010	9,022,060	10.3396	to	14.0690	113,721,713	-	1.15 to	1.85	(1.85)	to (1.14)
2009	11,201,129	10.5238	to	14.2660	142,977,635	-	1.15 to	1.85	(1.85)	to (1.14)
MM1
2013	23,996,564	8.7127	to	10.3292	228,987,377	-	0.65 to	2.55	(2.55)	to (0.65)
2012	28,245,079	8.9407	to	10.4335	273,733,380	-	0.65 to	2.55	(2.56)	to (0.08)
2011	12,602,049	9.1760	to	10.5394	123,622,795	-	1.00 to	2.55	(2.54)	to (1.00)
2010	15,867,217	9.4155	to	10.6456	158,401,447	-	1.00 to	2.55	(2.55)	to (1.00)
2009	17,825,138	9.6619	to	10.7531	180,844,310	-	1.00 to	2.55	(2.55)	to (1.00)
NWD
2013	3,047,385	16.2186	to	33.0888	71,102,862	-	1.00 to	1.85	38.83	to 40.03
2012	3,463,596	11.6471	to	23.6629	57,662,794	-	1.00 to	1.85	18.97	to 20.00
2011	3,937,734	9.7602	to	19.7461	54,685,774	-	1.00 to	1.85	(12.03)	to (11.27)
2010	4,376,779	11.0608	to	22.2840	69,127,087	-	1.00 to	1.85	34.06	to 35.22
2009	5,216,357	8.2255	to	16.5026	60,742,092	-	1.00 to	1.85	59.95	to 61.33
M1A
2013	2,132,167	19.0015	to	32.2292	59,031,517	-	1.00 to	2.55	37.48	to 39.66
2012	2,886,757	13.7510	to	23.1232	58,254,104	-	1.00 to	2.55	17.78	to 19.66
2011	3,562,208	11.6151	to	19.3627	60,310,390	-	1.00 to	2.55	(12.83)	to (11.44)
2010	4,156,401	13.2567	to	21.9094	80,056,321	-	1.00 to	2.55	32.75	to 34.85
2009	5,942,046	9.9357	to	16.2796	85,989,049	-	1.00 to	2.55	58.57	to 61.09

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
RIS
2013	1,850,203	$ 14.5705	to	$ 27.0563	$ 34,295,007	0.72%	1.15% to	1.85%	16.81%	to	17.66%
2012	2,040,223	12.4675	to	22.9961	32,226,095	2.15	1.15 to	1.85	14.43	to	15.26
2011	2,377,975	10.8900	to	19.9511	32,506,107	1.99	1.15 to	1.85	(12.53)	to	(11.90)
2010	2,727,635	12.4438	to	22.6449	42,251,199	1.39	1.15 to	1.85	8.58	to	9.37
2009	3,126,123	11.4543	to	20.7048	44,296,413	3.19	1.15 to	1.85	28.51	to	29.45
RI1
2013	3,783,762	16.6767	to	24.2405	84,627,041	0.48	1.15 to	2.55	15.75	to	17.41
2012	4,445,030	10.6668	to	20.6568	84,955,119	1.94	0.65 to	2.55	13.31	to	15.53
2011	5,379,665	12.5734	to	17.9807	90,237,045	1.71	1.15 to	2.55	(13.33)	to	(12.08)
2010	5,914,182	14.4251	to	20.4619	113,396,073	1.16	1.15 to	2.55	0.36	to	9.07
2009	6,716,956	13.3402	to	18.7700	118,436,542	3.05	1.15 to	2.55	27.17	to	29.00
SIS
2013	2,007,250	17.3367	to	19.5978	37,490,369	3.02	1.15 to	1.85	(0.41)	to	0.31
2012	2,221,728	17.3996	to	19.5370	41,521,964	5.37	1.15 to	1.85	8.37	to	9.16
2011	2,148,862	16.0481	to	17.8981	36,916,404	5.73	1.15 to	1.85	2.74	to	3.48
2010	2,344,628	15.6123	to	17.2956	39,058,974	5.39	1.15 to	1.85	8.23	to	9.01
2009	2,519,695	14.4181	to	15.8656	38,612,559	10.27	1.15 to	1.85	25.32	to	26.23
SI1
2013	424,124	15.7791	to	18.0225	7,225,862	2.91	1.15 to	2.10	(1.04)	to	(0.08)
2012	494,514	15.6190	to	18.0370	8,481,632	5.10	1.15 to	2.30	7.74	to	9.02
2011	636,505	14.4966	to	16.5451	10,019,560	5.49	1.15 to	2.30	1.91	to	3.11
2010	683,470	14.2245	to	16.0462	10,489,949	5.17	1.15 to	2.30	7.52	to	8.78
2009	785,460	13.2301	to	14.7509	11,155,167	10.70	1.15 to	2.30	24.32	to	25.78
TEC
2013	1,991,018	7.0989	to	8.3588	15,414,639	-	1.15 to	1.85	32.68	to	33.65
2012	2,237,212	5.3448	to	6.2552	13,006,405	-	1.15 to	1.85	12.46	to	13.29
2011	2,826,156	4.7476	to	5.5223	14,582,085	-	1.15 to	1.85	(0.70)	to	0.02
2010	160,111	10.4740	to	23.5955	1,776,216	-	1.15 to	1.85	18.00	to	18.84
2009	187,530	8.8766	to	19.8656	1,773,079	-	1.15 to	1.85	73.17	to	74.41
TE1
2013	88,657	15.4047	to	35.3976	1,488,775	-	1.15 to	1.85	32.23	to	33.17
2012	97,822	11.6499	to	26.5938	1,233,938	-	1.15 to	1.85	12.14	to	12.94
2011	130,600	10.3887	to	23.5580	1,456,301	-	1.15 to	1.85	(0.81)	to	(0.11)
2010	160,111	10.4740	to	23.5955	1,776,216	-	1.15 to	1.85	18.00	to	18.84
2009	187,530	8.8766	to	19.8656	1,773,079	-	1.15 to	1.85	73.17	to	74.41

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2			Total Return3
TRS	-	$ -	to	$ -	$ -	3.92%	1.15% to		1.85%	9.13%	to	9.62%
2013
2012	17,540,875	14.4819	to	37.7417	436,066,585	2.59	1.15	to	1.85	9.27	to	10.07
2011	19,776,275	13.2398	to	34.3749	447,577,850	2.66	1.15	to	1.85	0.04	to	0.77
2010	22,491,979	13.2205	to	34.1964	506,544,820	2.81	1.15	to	1.85	7.93	to	8.72
2009	25,748,066	12.2364	to	31.5325	535,058,547	3.94	1.15	to	1.85	15.91	to	16.75
MFJ
2013	-	-	to	-	-	3.51	0.65	to	2.55	8.50	to	9.82
2012	38,375,398	11.5397	to	16.5688	595,106,199	2.31	0.65	to	2.55	8.17	to	10.29
2011	45,326,523	10.4630	to	15.1069	643,062,830	2.38	0.65	to	2.55	(0.93)	to	1.00
2010	51,225,040	11.6925	to	15.0409	724,908,318	2.57	1.00	to	2.55	1.01	to	8.59
2009	56,778,902	10.8771	to	13.8787	743,138,623	3.49	1.00	to	2.55	14.80	to	16.63
UTS
2013	4,065,665	22.3402	to	72.3830	158,211,015	2.75	1.15	to	1.85	18.38	to	19.24
2012	4,597,504	18.8620	to	60.8539	150,920,550	4.62	1.15	to	1.85	12.03	to	12.85
2011	5,272,233	16.8280	to	54.0596	153,739,354	3.42	1.15	to	1.85	5.14	to	5.91
2010	6,010,069	15.9966	to	51.1708	165,648,150	3.28	1.15	to	1.85	11.80	to	12.61
2009	7,070,735	14.3014	to	45.5539	173,124,755	5.05	1.15	to	1.85	30.91	to	31.86
MFE
2013	2,522,048	26.2756	to	47.2413	106,401,617	2.53	1.00	to	2.30	17.53	to	19.09
2012	2,966,844	12.6267	to	39.7482	106,106,149	4.40	0.65	to	2.35	11.23	to	13.18
2011	3,652,256	11.1565	to	35.3163	116,649,151	3.23	0.65	to	2.35	4.33	to	6.15
2010	3,706,532	18.9809	to	33.4566	111,476,038	3.08	1.00	to	2.35	0.98	to	12.47
2009	3,827,620	17.0227	to	29.8078	101,639,771	4.55	1.00	to	2.35	29.97	to	31.77
MVS
2013	4,956,976	19.7881	to	28.7356	127,041,369	2.90	1.15	to	1.85	33.35	to	34.32
2012	5,477,388	14.8015	to	21.3937	104,795,200	1.84	1.15	to	1.85	14.06	to	14.89
2011	6,332,031	12.9442	to	18.6211	105,498,403	1.62	1.15	to	1.85	(1.85)	to	(1.13)
2010	7,251,195	13.1542	to	18.8348	122,377,852	1.43	1.15	to	1.85	9.45	to	10.24
2009	8,202,606	11.9883	to	17.0851	125,753,509	1.84	1.15	to	1.85	18.26	to	19.12
MV1
2013	8,175,633	16.4495	to	25.7119	190,701,383	2.62	0.65	to	2.50	32.09	to	34.60
2012	10,162,634	12.2213	to	19.2092	178,140,581	1.58	0.65	to	2.50	13.06	to	15.21
2011	12,369,770	10.6076	to	16.7661	189,800,608	1.36	0.65	to	2.50	(2.78)	to	(0.93)
2010	14,050,600	12.4122	to	17.0183	219,524,012	1.21	1.00	to	2.50	1.46	to	10.11
2009	15,232,380	11.3930	to	15.4866	216,431,676	1.61	1.00	to	2.50	17.29	to	19.10

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
VSC
2013	7,735,586	$ 13.9780	to	$ 17.3375	$ 113,424,430	1.43%	0.65% to	2.35%	41.92%	to 44.39%
2012	10,479,693	9.7321	to	12.0077	107,498,309	0.35	0.65 to	2.55	11.46	to 13.65
2011	12,024,401	8.8182	to	10.5658	109,689,042	0.23	0.65 to	2.35	(7.32)	to (5.71)
2010	12,976,175	9.5147	to	9.9126	126,734,777	0.12	1.30 to	2.35	1.49	to 22.46
2009	15,857,749	7.8530	to	8.0945	126,954,591	0.06	1.30 to	2.35	33.29	to 34.72
6XX
2013	58,713,818	12.0067	to	14.4817	838,071,596	2.70	0.65 to	2.55	6.72	to 8.80
2012	68,401,135	11.0351	to	13.4043	905,908,146	2.64	0.65 to	2.55	5.93	to 8.01
2011	71,730,436	10.2172	to	12.4992	888,251,353	1.27	0.65 to	2.55	(1.93)	to (0.02)
2010	56,794,830	12.3121	to	12.5907	710,247,154	1.32	1.35 to	2.35	0.66	to 8.16
2009	29,850,497	11.4993	to	11.6404	346,182,096	0.04	1.35 to	2.35	16.42	to 17.61
SC3
2013	162,229	17.2957	to	22.0560	3,387,519	5.26	1.35 to	2.55	2.31	to 3.57
2012	187,171	16.9055	to	21.3719	3,725,321	1.04	1.35 to	2.55	26.70	to 28.27
2011	253,031	13.3426	to	16.7212	3,946,846	6.77	1.35 to	2.55	(9.94)	to (8.84)
2010	320,946	14.8160	to	18.4073	5,520,469	11.07	1.35 to	2.55	12.34	to 13.73
2009	423,229	13.1880	to	16.2432	6,441,422	3.54	1.35 to	2.55	26.77	to 28.33
SRE
2013	7,368,766	12.3309	to	14.9157	106,126,893	4.54	0.65 to	2.55	2.09	to 4.08
2012	7,508,053	11.8471	to	14.4322	105,024,241	0.70	0.65 to	2.55	26.25	to 28.72
2011	9,929,655	9.2038	to	11.2921	108,995,302	6.03	0.65 to	2.55	(10.09)	to (8.34)
2010	10,929,593	11.3996	to	12.4068	132,272,111	10.38	1.30 to	2.55	2.60	to 13.45
2009	12,079,423	10.1769	to	10.9415	129,349,823	3.06	1.30 to	2.55	26.51	to 28.14
8XX
2013	32,241,288	13.6785	to	18.1674	576,399,130	2.32	0.65 to	2.30	19.57	to 21.59
2012	34,834,038	11.2501	to	15.0481	517,571,863	2.34	0.65 to	2.30	9.80	to 11.66
2011	37,705,543	10.0750	to	13.5723	506,828,400	1.57	0.65 to	2.30	(6.11)	to (4.53)
2010	38,504,662	14.0152	to	14.3163	547,564,582	1.34	1.35 to	2.30	1.11	to 12.08
2009	33,055,520	12.6336	to	12.7730	420,654,948	0.03	1.35 to	2.25	23.90	to 25.04
5XX
2013	18,852,264	10.7616	to	12.3808	229,948,348	-	0.65 to	2.35	(7.51)	to (5.90)
2012	21,679,451	11.4363	to	13.2504	283,700,615	0.79	0.65 to	2.35	4.88	to 6.72
2011	21,180,067	10.7163	to	12.5047	262,236,569	2.01	0.65 to	2.30	9.16	to 10.99
2010	13,213,863	11.0947	to	11.3458	148,879,348	0.99	1.35 to	2.35	0.33	to 3.49
2009	6,788,906	10.8299	to	10.9627	74,125,443	1.73	1.35 to	2.35	5.81	to 6.89

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

SDC		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3

2013	43,289,725	$ 9.7617	to	$ 10.5126	$ 444,170,343	0.13%	1.30% to	2.55%	(1.86%)	to	(0.60%)
2012	45,178,189	9.9464	to	10.5758	468,269,992	1.15	1.30 to	2.55	(0.38)	to	0.91
2011	50,037,729	9.9840	to	10.4806	516,137,066	1.18	1.30 to	2.55	(2.03)	to	(0.78)
2010	61,117,799	10.1910	to	10.5627	638,001,577	1.51	1.30 to	2.55	(0.20)	to	1.08
2009	64,647,414	10.2112	to	10.4496	670,446,089	1.95	1.30 to	2.55	1.13	to	2.43
S15
2013	21,172,711	9.8761	to	10.3242	214,945,968	-	0.65 to	2.10	(1.63)	to	(0.17)
2012	16,475,522	10.0204	to	10.4153	169,107,917	0.92	0.65 to	2.10	(0.15)	to	1.34
2011	17,502,438	9.8879	to	10.3509	178,971,071	0.93	0.65 to	2.10	(1.92)	to	(0.48)
2010	13,481,729	10.2516	to	10.4739	139,938,767	1.22	1.35 to	2.10	0.01	to	0.78
2009	9,776,996	10.2503	to	10.3929	101,017,700	1.78	1.35 to	2.10	1.35	to	2.12
SGC
2013	3,123,825	15.4055	to	16.5907	50,543,702	1.14	1.30 to	2.55	33.42	to	35.13
2012	4,163,118	11.5464	to	12.2773	50,057,208	1.03	1.30 to	2.55	13.40	to	14.86
2011	4,999,791	10.1822	to	10.6890	52,578,640	1.02	1.30 to	2.55	(0.14)	to	1.14
2010	6,122,866	10.1961	to	10.5682	63,936,768	-	1.30 to	2.55	19.02	to	20.54
2009	7,455,297	8.5669	to	8.7673	64,864,952	1.22	1.30 to	2.55	22.48	to	24.05
S13
2013	2,245,602	15.5745	to	17.3463	35,968,593	0.96	0.65 to	2.10	33.66	to	35.64
2012	2,464,431	11.6525	to	12.7888	29,350,708	0.82	0.65 to	2.10	13.57	to	15.26
2011	2,669,109	10.2605	to	11.0959	27,863,552	0.85	0.65 to	2.10	0.19	to	1.67
2010	2,387,778	10.2409	to	10.4631	24,767,620	-	1.35 to	2.10	1.52	to	19.98
2009	2,035,236	8.6010	to	8.7209	17,646,515	1.35	1.35 to	2.10	22.75	to	23.69
7XX
2013	126,127,582	12.8664	to	16.4701	2,046,366,884	2.37	0.65 to	2.35	13.77	to	15.75
2012	130,451,076	11.1157	to	14.3300	1,847,638,432	2.34	0.65 to	2.35	7.79	to	9.67
2011	132,031,901	10.1353	to	13.1593	1,721,386,983	1.19	0.65 to	2.35	(4.11)	to	(2.45)
2010	100,466,095	13.2989	to	13.5846	1,355,951,680	0.99	1.35 to	2.30	0.96	to	10.31
2009	43,431,451	12.1726	to	12.3144	532,922,757	0.03	1.35 to	2.30	20.80	to	21.98
2XX
2013	528,380	15.8667	to	19.7365	10,256,649	0.87	0.65 to	2.30	36.47	to	38.77
2012	774,792	11.4339	to	14.3234	10,950,659	-	0.65 to	2.10	7.29	to	8.88
2011	837,562	10.5009	to	13.2484	10,975,717	0.43	0.65 to	2.10	(8.46)	to	(7.11)
2010	809,572	14.1248	to	14.3637	11,548,624	-	1.35 to	2.10	1.08	to	19.70
2009	525,999	11.8545	to	12.0001	6,287,736	0.46	1.35 to	2.35	27.01	to	28.31

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
AAW
2013	141,552	$ 14.8423	to	$ 15.1032	$ 2,123,254	0.10%	1.35% to	2.10%	44.62%	to 45.73%
2012	66,327	10.2694	to	10.3639	684,152	-	1.35 to	2.05	11.70	to	12.51
2011	2,558	9.2014	to	9.2119	23,549	-	1.35 to	1.75	(7.99)	to	(7.88)
VKM
2013	738,540	16.1944	to	16.9294	12,247,977	0.22	1.35 to	2.10	34.60	to	35.63
2012	1,086,854	12.0317	to	12.4822	13,335,284	-	1.35 to	2.10	6.20	to	7.02
2011	1,270,344	11.2415	to	11.6637	14,623,674	0.23	1.35 to	2.30	(9.31)	to	(8.43)
2010	1,156,849	12.4665	to	12.7369	14,589,309	-	1.35 to	2.10	0.48	to	30.49
2009	926,271	9.6270	to	9.7612	8,989,304	-	1.35 to	2.10	54.06	to	55.24
OCA
2013	1,235,424	15.0291	to	20.7651	24,194,235	0.75	0.65 to	2.35	26.39	to	28.59
2012	1,492,800	11.8246	to	16.2632	22,858,138	0.40	0.65 to	2.55	10.89	to	13.06
2011	1,706,163	10.5815	to	14.4868	23,384,048	0.11	0.65 to	2.55	(3.88)	to	(2.01)
2010	1,870,731	10.9252	to	14.8892	26,312,656	-	1.30 to	2.55	0.50	to	7.73
2009	2,138,568	10.0820	to	13.8285	27,945,879	0.01	1.30 to	2.55	40.48	to	42.28
OBV
2013	1,457,258	8.8469	to	9.3527	13,279,282	2.13	1.30 to	2.10	10.46	to	11.37
2012	1,556,840	8.0088	to	8.3981	12,783,812	1.20	1.30 to	2.10	9.74	to	10.64
2011	1,674,843	7.2981	to	7.5719	12,476,713	2.09	1.35 to	2.10	(1.72)	to	(0.97)
2010	1,744,434	7.4258	to	7.6460	13,178,352	1.20	1.35 to	2.10	10.31	to	11.16
2009	1,891,259	6.7316	to	6.8786	12,895,821	0.00	1.35 to	2.10	19.05	to	19.96
OGG
2013	1,563,988	14.6968	to	21.0555	31,659,251	1.15	0.65 to	2.25	24.14	to	26.17
2012	1,669,066	11.6489	to	16.7986	27,011,227	1.95	0.65 to	2.30	18.16	to	20.16
2011	2,105,725	9.6945	to	14.0727	28,580,499	1.05	0.65 to	2.30	(10.63)	to	(9.12)
2010	2,177,497	14.4679	to	15.5868	32,916,492	1.21	1.30 to	2.30	0.50	to	14.20
2009	2,283,843	12.7984	to	13.6487	30,325,737	1.94	1.30 to	2.30	36.15	to	37.54
OMG
2013	17,117,234	16.1184	to	21.1921	341,777,797	0.86	1.30 to	2.55	28.09	to	29.73
2012	22,420,942	12.5260	to	16.3438	346,551,891	0.65	1.30 to	2.55	13.62	to	15.09
2011	27,952,286	10.9734	to	14.2086	377,082,799	0.60	1.30 to	2.55	(2.85)	to	(1.61)
2010	34,219,506	11.2437	to	14.4482	470,911,158	0.93	1.30 to	2.55	12.87	to	14.32
2009	40,927,550	9.9155	to	12.6447	494,644,467	1.66	1.30 to	2.55	24.73	to	26.33
OMS
2013	295,912	22.4228	to	31.3754	8,773,000	0.70	1.30 to	2.25	37.46	to	38.80
2012	385,170	16.2044	to	22.6169	8,255,859	0.32	1.30 to	2.30	14.95	to	16.13
2011	448,379	13.7877	to	19.4849	8,319,941	0.42	1.30 to	2.30	(4.62)	to	(3.65)
2010	596,815	14.3827	to	20.2332	11,503,067	0.41	1.30 to	2.30	20.23	to	21.46
2009	678,635	11.9020	to	16.6671	10,851,459	0.65	1.30 to	2.30	33.73	to	35.10

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
AAQ
2013	2,964	$ 12.6629	to	$ 12.8855	$ 37,848	1.74%	1.35% to	2.10%	16.69%	to	17.59%
2012	3,537	10.9583	to	10.9583	38,756	0.47	1.35 to	1.35	8.28	to	8.28
2011	7,060	10.1102	to	10.1202	71,413	-	1.35 to	1.70	1.10	to	1.20
PRA
2013	2,482,202	13.0602	to	14.1349	34,072,842	4.90	1.35 to	2.30	(2.03)	to	(1.08)
2012	1,672,848	13.0886	to	14.2893	23,316,562	6.80	1.35 to	2.55	12.00	to	13.39
2011	447,883	11.8723	to	12.6023	5,491,304	6.94	1.35 to	2.30	(0.38)	to	0.58
2010	457,711	11.9181	to	12.5294	5,600,897	7.57	1.35 to	2.30	10.49	to	11.57
2009	380,342	10.7865	to	11.2306	4,188,531	7.02	1.35 to	2.30	18.78	to	19.93
AAP
2013	2,162,181	10.9857	to	11.3609	24,033,787	4.55	0.65 to	2.10	(1.99)	to	(0.54)
2012	1,970,809	11.2091	to	11.4228	22,244,284	5.61	0.65 to	2.10	12.38	to	14.06
2011	763,861	9.9739	to	10.0150	7,630,325	6.79	0.65 to	2.10	(0.26)	to	0.15
BBD
2013	98,183	7.8180	to	8.0757	777,700	1.66	0.65 to	2.05	(16.46)	to	(15.27)
2012	123,399	9.3588	to	9.5310	1,163,627	2.52	0.65 to	2.05	2.96	to	4.44
2011	62,501	9.0900	to	9.1261	569,007	6.68	0.65 to	2.05	(9.10)	to	(8.74)
PCR
2013	6,478,457	8.3575	to	9.0834	57,375,797	1.73	0.65 to	2.35	(16.71)	to	(15.25)
2012	6,600,955	10.0337	to	10.8339	69,673,586	2.78	0.65 to	2.35	2.90	to	4.70
2011	7,266,721	9.7508	to	10.4158	73,969,457	14.31	0.65 to	2.35	(9.73)	to	(8.16)
2010	6,649,829	10.8013	to	11.4155	74,448,884	15.26	1.30 to	2.35	4.75	to	22.91
2009	6,636,017	8.8825	to	9.2879	60,651,115	6.19	1.30 to	2.35	38.20	to	39.69
PMB
2013	807,165	11.0524	to	27.6386	21,005,673	5.00	0.65 to	2.55	(9.34)	to	(7.57)
2012	954,608	11.9580	to	30.1155	27,021,992	4.93	0.65 to	2.30	15.18	to	17.13
2011	1,020,777	10.2089	to	25.8937	25,025,685	5.32	0.65 to	2.30	3.89	to	5.64
2010	1,018,985	15.5140	to	24.6843	24,113,288	4.90	1.30 to	2.30	(0.27)	to	10.71
2009	763,094	14.1130	to	22.3073	16,175,720	5.93	1.30 to	2.30	27.59	to	28.89

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
BBE
2013	50,359	$ 10.5545	to	$ 10.7402	$ 537,988	4.90%	1.35% to	2.10%	(9.01%)	to	(8.32%)
2012	55,383	11.6001	to	11.7144	647,237	4.86	1.35 to	2.10	15.30	to	16.19
2011	41,476	10.0609	to	10.0824	417,873	0.68	1.35 to	2.10	0.61	to	0.82
6TT
2013	72,498,400	9.8283	to	11.0842	794,289,727	3.11	0.65 to	2.25	(9.98)	to	(8.51)
2012	90,852,198	10.7422	to	12.2009	1,098,153,881	3.19	0.65 to	2.25	6.31	to	8.06
2011	92,518,029	9.9407	to	11.3711	1,044,595,551	1.81	0.65 to	2.25	(4.00)	to	(2.44)
2010	52,768,623	11.5909	to	11.7375	616,967,109	4.55	1.35 to	2.25	1.27	to	9.84
2009	2,068,926	10.6560	to	10.6863	22,080,454	1.16	1.35 to	2.10	6.56	to	6.86
PRR
2013	5,155,938	13.0181	to	16.0778	79,426,344	1.64	1.30 to	2.35	(11.35)	to	(10.40)
2012	5,645,895	14.6029	to	17.9528	97,276,054	1.08	1.30 to	2.35	6.19	to	7.34
2011	6,421,218	13.6738	to	16.7335	103,470,424	2.14	1.30 to	2.35	9.06	to	10.23
2010	8,101,705	12.4675	to	15.1880	118,890,037	1.45	1.30 to	2.35	5.57	to	6.71
2009	8,961,667	11.6153	to	14.2408	123,731,443	3.07	1.30 to	2.35	15.61	to	16.86
PTR
2013	19,151,407	13.4254	to	16.4258	302,435,033	2.20	1.30 to	2.55	(4.46)	to	(3.24)
2012	20,657,880	14.0524	to	16.9837	338,090,727	2.57	1.30 to	2.55	6.79	to	8.17
2011	24,120,523	13.1584	to	15.7088	366,194,416	2.61	1.30 to	2.55	0.98	to	2.27
2010	28,187,212	13.0311	to	15.3681	420,201,410	2.41	1.30 to	2.55	5.36	to	6.71
2009	29,012,388	12.3681	to	14.4089	406,911,559	5.19	1.30 to	2.55	11.16	to	12.59
AAR
2013	1,907,591	10.4357	to	10.7922	20,126,427	-	0.65 to	2.10	1.90	to	3.40
2012	687,110	10.2416	to	10.3425	7,077,333	-	1.35 to	2.10	2.17	to	2.95
2011	222,829	10.0243	to	10.0457	2,236,443	-	1.35 to	2.10	0.24	to	0.46
AAS
2013	635,744	16.0356	to	16.4901	10,403,998	1.27	1.35 to	2.55	29.04	to	30.63
2012	212,723	12.4677	to	12.6236	2,672,455	1.41	1.35 to	2.30	16.55	to	17.69
2011	24,071	10.7052	to	10.7266	257,899	-	1.35 to	2.05	7.05	to	7.27
3XX
2012	-	-	to	-	-	6.91	1.35 to	2.10	8.59	to	9.37
2011	358,397	9.7487	to	9.9895	3,542,567	2.32	1.35 to	2.10	(18.21)	to	(17.59)
2010	242,013	11.9196	to	12.1212	2,915,660	0.01	1.35 to	2.10	2.33	to	3.11
2009	135,214	11.6483	to	11.7554	1,584,405	4.28	1.35 to	2.10	26.54	to	27.51

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2			Total Return3
SBI	-	$ -	to	$ -	$ -	5.92%	0.65% to		2.30%	11.03%	to	12.79%
2012
2011	492,505	8.5574	to	8.7044	4,250,461	0.02	0.65	to	2.25	(14.66)	to	(13.26)
2010	107	10.0305	to	10.0305	1,073	-	1.65	to	-	0.30	to	-
SSA
2012	-	-	to	-	-	3.25	0.65	to	2.30	10.93	to	12.69
2011	2,632,636	9.3802	to	10.9384	26,193,175	0.72	0.65	to	2.30	(1.15)	to	0.52
2010	1,555,115	9.4891	to	10.7582	15,434,805	-	1.30	to	2.30	1.39	to	14.94
2009	1,251,695	8.3399	to	9.3596	10,849,906	0.97	1.30	to	2.30	18.07	to	19.28
SVV
2012	-	-	to	-	-	1.24	0.65	to	2.30	8.14	to	9.86
2011	25,668,113	8.2963	to	10.3275	219,794,746	0.65	0.65	to	2.30	(6.22)	to	(4.64)
2010	27,094,644	8.8470	to	9.1989	245,751,191	0.24	1.30	to	2.30	1.24	to	11.21
2009	26,677,319	8.0247	to	8.2714	218,376,327	0.18	1.30	to	2.35	25.99	to	27.34
1XX
2012	-	-	to	-	-	-	0.01	to	0.02	11.71	to	13.48
2011	860,442	11.0483	to	14.1528	12,044,289	-	0.65	to	2.25	(3.42)	to	(1.84)
2010	690,018	14.2309	to	14.5204	9,947,413	-	1.35	to	2.25	1.09	to	24.16
2009	505,244	11.5527	to	11.6946	5,885,588	-	1.35	to	2.35	28.30	to	29.61
SLC
2012	-	-	to	-	-	1.58	1.30	to	2.55	8.18	to	9.49
2011	32,153,502	8.6350	to	9.0649	286,911,643	0.63	1.30	to	2.55	(8.54)	to	(7.37)
2010	37,839,785	9.4413	to	9.7860	365,984,873	-	1.30	to	2.55	14.20	to	15.66
2009	44,880,071	8.2672	to	8.4607	376,858,237	0.68	1.30	to	2.55	14.84	to	16.31
S12
2012	-	-	to	-	-	1.14	1.35	to	2.10	8.36	to	9.14
2011	1,500,444	8.6961	to	8.9528	13,280,139	0.41	1.35	to	2.10	(8.36)	to	(7.66)
2010	1,310,468	9.4899	to	9.6958	12,595,699	-	1.35	to	2.10	1.96	to	15.36
2009	1,035,946	8.2892	to	8.4047	8,658,196	0.53	1.35	to	2.10	14.94	to	15.82
S14
2012	-	-	to	-	-	6.20	0.65	to	2.35	10.57	to	12.38
2011	2,326,972	10.3769	to	12.5235	28,641,325	7.11	0.65	to	2.35	1.58	to	3.35
2010	2,507,888	11.8365	to	12.1976	30,197,858	7.11	1.30	to	2.35	0.56	to	10.96
2009	2,122,320	10.7816	to	10.9924	23,125,087	8.28	1.30	to	2.35	27.37	to	28.74
4XX
2012	-	-	to	-	-	2.91	0.65	to	2.55	5.28	to	7.21
2011	53,824,196	10.0220	to	12.2353	651,823,271	2.46	0.65	to	2.25	1.03	to	2.68
2010	37,284,808	11.7482	to	12.0005	444,483,583	1.98	1.35	to	2.30	0.47	to	5.83
2009	19,960,844	11.2092	to	11.3398	225,495,970	2.17	1.35	to	2.30	6.13	to	7.16

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
S16
2012	-	$ -	to	$ -	$-	0.08%	1.35% to	2.35%	14.74%	to	15.84%
2011	3,190,123	10.1503	to	10.5521	33,258,401	-	1.35 to	2.35	(10.19)	to	(9.27)
2010	3,345,323	11.3017	to	11.6302	38,555,488	-	1.35 to	2.35	1.63	to	21.13
2009	4,026,257	9.4258	to	9.6104	38,434,290	0.03	1.30 to	2.35	26.90	to	28.27
LGF
2012	-	-	to	-	-	-	0.01 to	0.02	9.67	to	10.46
2011	663,785	8.1864	to	8.5485	5,569,702	0.07	1.35 to	2.10	(6.79)	to	(6.08)
2010	569,042	8.7830	to	9.1019	5,093,897	0.05	1.35 to	2.10	0.85	to	17.59
2009	455,382	7.5264	to	7.7405	3,477,756	0.23	1.35 to	2.10	34.20	to	35.23
IGB
2012	-	-	to	-	-	2.16	0.65 to	2.55	3.39	to	5.29
2011	13,453,290	10.4456	to	12.6212	166,269,297	3.37	0.65 to	2.35	4.28	to	6.09
2010	10,165,312	11.1662	to	11.9811	119,314,751	3.25	1.30 to	2.35	0.18	to	6.11
2009	5,428,936	10.6366	to	11.2972	60,077,481	4.11	1.30 to	2.35	17.79	to	19.05
CMM
2012	-	-	to	-	-	-	0.65 to	2.30	(2.16)	to	(0.61)
2011	14,892,335	9.2761	to	10.3511	150,078,153	-	0.65 to	2.30	(2.29)	to	(0.65)
2010	11,093,798	9.4938	to	10.4923	113,075,492	-	1.30 to	2.30	(2.30)	to	(0.07)
2009	10,657,224	9.7534	to	10.6359	110,636,803	0.01	1.30 to	2.10	(2.09)	to	(1.29)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA) (A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest4			Net Assets	Investment Income Ratio1	Expense Ratio lowest to highest2		Total Return3
WTF
2013	28,431	$ 17.9073	to	$ 19.0638	$ 526,566	0.29%	1.35% to	2.05%	31.82%	to 32.76%
2012	37,543	13.5845	to	14.3593	525,113	0.37	1.35 to	2.05	16.02	to	16.85
2011	56,247	11.7091	to	12.2887	676,190	2.12	1.35 to	2.05	(19.37)	to	(18.79)
2010	62,686	14.3506	to	15.1320	930,311	0.57	1.35 to	2.25	23.72	to	24.86
2009	93,745	11.5992	to	12.1194	1,117,650	-	1.35 to	2.25	62.45	to	63.94
USC
2013	4,578	17.4222	to	18.0578	80,974	0.14	1.65 to	2.05	31.01	to	31.55
2012	4,820	13.2981	to	13.7272	64,970	0.32	1.65 to	2.05	17.54	to	18.03
2011	4,964	11.3133	to	11.6306	56,842	-	1.65 to	2.05	(5.47)	to	(5.08)
2010	4,696	11.9677	to	12.2534	56,768	-	1.65 to	2.05	20.83	to	21.32
2009	5,209	9.9049	to	10.1001	52,040	-	1.65 to	2.05	39.31	to	39.88
AAL
2013	3,349,146	10.2303	to	10.7712	35,196,445	1.25	0.65 to	2.55	(4.92)	to	(3.07)
2012	2,389,154	10.8060	to	11.1121	26,148,333	1.41	0.65 to	2.30	3.64	to	5.40
2011	1,392,144	10.4297	to	10.5425	14,584,779	1.53	0.65 to	2.25	4.30	to	5.43

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges, and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 Ratio represents the total return for the year indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of units. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.

4 The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

		1.	Independent Auditors’ Report;
		2.	Statutory-Basis Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2013 and 2012;
		3.	Statutory-Basis Statements of Operations for the Years Ended December 31, 2013, 2012 and 2011;
		4.	Statutory-Basis Statements of Changes in Capital Stock and Surplus for the Years Ended December 31, 2013, 2012 and 2011;
		5.	Statutory-Basis Statements of Cash Flows for the Years Ended December 31, 2013, 2012 and 2011; and
		6.	Notes to Statutory-Basis Financial Statements.

	C.	Financial Statements of the Registrant (Part B)

		1.	Report of Independent Registered Public Accounting Firm.
		2.	Statement of Assets and Liabilities, December 31, 2013;
		3.	Statement of Operations, Year Ended December 31, 2013;
		4.	Statements of Changes in Net Assets, Years Ended December 31, 2013 and December 31, 2012; and
		5.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)
Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)
Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(ii)
Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(iii)
Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009);

(3)(b)(iv)
Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009);

(3)(c)(i)
Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)
Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(iii)	General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)
Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed on February 14, 2002);

(4)(b)	Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-74844, filed on December 10, 2001);

(4)(c)
Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed on February 14, 2002);

(4)(d)	Secured Returns 2 Rider to Certificate filed as Exhibit (4)(b) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004);

(4)(e)
Secured Returns 2 Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004);

(4)(f)
Secured Returns for Life Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 2, 2005);

(4)(g)
Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 3, 2006);

(4)(h)
Income ON Demand Benefit Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(i)
Retirement Asset Protector Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(j)
Retirement Income Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(4)(k)
Income ON Demand Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(4)(l)
Retirement Income Escalator II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(m)
Income ON Demand II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(n)
Income ON Demand II Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(o)
Income ON Demand II Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(p)
Income ON Demand III Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009);

(4)(q)
Sun Income Riser Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009);

(5)(a)
Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(5)(b)
Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(7)	Not Applicable;

(8)(a)
Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 23, 1999);

(8)(b)
Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 23, 1999);

(8)(c)
Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed on February 3, 2000);

(8)(d)
Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(e)
Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(f)
Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(g)
Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada (U.S.), Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(h)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(i)
Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(j)
Participation Agreement Among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(k)
Participation Agreement by and among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(l)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(m)
Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 of Sun Life of Canada (US) Variable Account G, File No. 333-111688, filed on April 27, 2007);

(8)(n)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(o)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005);

(8)(p)
Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007);

(8)(q)
Participation Agreement, dated August 1, 2011, among Putnam Variable Trust, Putnam Retail Management Limited Partnership, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Sun Life (U.S.) Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(r)
Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Sun Life (U.S.) Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(s)
Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(t)
Participation Agreement dated April 24, 2009, by and among  Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and, JPMorgan Funds Management, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(u)
Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed on December 10, 2012);

(8)(v)
Participation Agreement, restated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(8)(w)
Participation Agreement, restated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(8)(x)
Participation Agreement, dated April 29, 2011, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, RiverSource Variable Series Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*;

(10)(a)	Consents of Independent Auditors;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 29, 1998);

(14)(a)
Powers of Attorney (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4, File No. 333-74844, filed on August 19, 2013.); Powers of Attorney for Homer J. Holland and Richard E. Kipper;*

(14)(b)
Resolution of the Board of Directors of the depositor dated August 2, 2013, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 19, 2013);

(15)	Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-4, File No. 333-83516, filed on May 1, 2014);
* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

Homer J. Holland c/o Holland Partners, Inc. P.O. Box 832 Carefree, AZ 85377-0832	Director

Richard E. Kipper P.O. Box 529 Woody Creek, CO 81656	Director

David E. Sams, Jr. Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Chief Executive Officer and Director

Andrew F. Kenney Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Chief Investment Officer

James D. Purvis Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Chief Operating Officer

Daniel J. Towriss Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	President, Chief Actuary, Chief Risk Officer and Director

Kenneth A. McCullum Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Executive Vice President, Business Development and In Force Management

Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Vice President and General Counsel and Secretary

Robert S. Sabatino Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Vice President, Information Technology and Operations

Michelle Wilcon Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Vice President, Human Resources and Internal Communications

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is controlled by Delaware Life Holdings, LLC.

The organization chart of Delaware Life Holdings, LLC is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-4, File No. 333-83516, filed May 1, 2014.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2014, there were 24,613 qualified and  15,835 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, I and L, and Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C and D.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	Kenneth A. McCullum	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Thomas Seitz	Vice President, Distribution
	Kathleen T. Baron	Chief Compliance Officer
	Wayne P. Farmer	Tax Officer
	Maryellen Percuoco	Clerk and Assistant Secretary

*The principal business address of all directors and officers of the principal underwriter is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at 96 Worcester Street, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 1st day of May, 2014.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.*	Chief Executive Officer and Director	May 1, 2014
David E. Sams, Jr.	(Principal Executive Officer)

/s/ Michael K. Moran*	Vice President and Controller	May 1, 2014
Michael K. Moran	(Principal Financial Officer and Principal Accounting Officer)

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	May 1, 2014
Kenneth N. Crowley	Dennis A. Cullen, Director
Homer J. Holland, Director
Richard E. Kipper, Director
Daniel J. Towriss, Director

*Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-4, File No. 333-83516, filed on or about August 19, 2013. Powers of attorney are incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4, File No. 333-74844, filed on August 19, 2013. Powers of attorney for Messrs. Holland and Kipper are included as Exhibit 14(a).

EXHIBIT INDEX

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

(10)(a)	Consents of Independent Auditors

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(a)	Powers of Attorney for Messrs. Holland and Kipper